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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INLAND REAL ESTATE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☒	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
        Inland Real Estate Corporation's common stock, par value $0.01 per share ("common stock")
        8.125% Series A Cumulative Redeemable Preferred Stock, par value $0.01 per share ("Series A Preferred Stock")
6.95% Series B Cumulative Redeemable Preferred Stock, par value $0.01 per share ("Series B Preferred Stock")
(2)	Aggregate number of securities to which transaction applies:
        100,647,919 outstanding shares of common stock (including 351,923 shares of unvested restricted common stock and 50,106 shares of common stock underlying options)
        4,400,000 shares of Series A Preferred Stock
4,000,000 shares of Series B Preferred Stock
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
The proposed maximum aggregate value of the transaction for purposes of calculating the filing fee is $1,277,720,788. The filing fee was calculated as the sum of (i) the product obtained by multiplying (a) the 100,597,813 shares of common stock (including unvested restricted common stock) that are exchangeable for cash in the merger, by (b) the merger consideration of $10.60 to be paid with respect to each share of common stock outstanding immediately prior to the merger, plus (ii) (a) 22,908 shares of common stock underlying options with an exercise price of less than $10.60 multiplied by (b) $2.619639 (which is the difference between $10.60 and the weighted average exercise price of $7.980361 per share), plus (iii) the product obtained by multiplying (a) the 4,400,000 shares of Series A Preferred Stock listed above will be redeemed for cash as a result of the merger, by (b) $25.169271, which is the estimated redemption price per share of Series A Preferred Stock, plus (iv) the product obtained by multiplying (a) the 4,000,000 shares of Series B Preferred Stock listed above that will be redeemed for cash as a result of the merger, by (b) $25.144791667, which is the estimated redemption price per share of Series B Preferred Stock (the "total consideration"). The filing fee equals the product of .0001007 multiplied by the total consideration.
	(4)	Proposed maximum aggregate value of transaction: $1,277,720,788
	(5)	Total fee paid: $128,667
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

SUBJECT TO COMPLETION—DATED JANUARY 28, 2016

814 Commerce Drive, Suite 300
Oak Brook, Illinois 60523
(888) 331-4732

[    •    ], 2016

Dear Stockholder,

        You are cordially invited to attend a special meeting of stockholders of Inland Real Estate Corporation to be held on [    •    ], 2016 at [9:00 a.m.] local time, at Three First Conference Center, 70 West Madison Street, Suite 1900, Chicago, Illinois 60602. At the special meeting, you will be asked to consider and vote on the merger of Inland Real Estate Corporation and Midwest Retail Acquisition Corp., an affiliate of DRA Growth and Income Fund VIII, LLC, which we refer to as the merger, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of December 14, 2015 and as may be amended from time to time, among Inland Real Estate Corporation, DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII(A), LLC and Midwest Retail Acquisition Corp., which we refer to as the merger agreement. If the merger is completed, you, as a holder of shares of common stock of Inland Real Estate Corporation, will be entitled to receive $10.60 in cash, without interest and less any applicable withholding taxes, in exchange for each share you own, as more fully described in the enclosed proxy statement.

        After careful consideration, our board of directors has unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, and has determined that the merger agreement, the performance by Inland Real Estate Corporation of its obligations under the merger agreement and the consummation, on substantially the terms and conditions set forth in the merger agreement, of the merger and the other transactions contemplated by the merger agreement, are advisable and in the best interests of, Inland Real Estate Corporation. Our board of directors recommends that you vote "FOR" the approval of the merger and the other transactions contemplated by the merger agreement.

        The merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of holders of a majority of our outstanding shares of common stock as of the close of business on the record date for the special meeting. The proxy statement accompanying this letter provides you with more specific information concerning the special meeting, the merger, the merger agreement and the other transactions contemplated by the merger agreement. We encourage you to read carefully the enclosed proxy statement, including the annexes. You may also obtain more information about Inland Real Estate Corporation from us or from documents we have filed with the Securities and Exchange Commission.

        Your vote is very important regardless of the number of shares of common stock that you own. Whether or not you plan to attend the special meeting, we request that you authorize your proxy by either completing and returning the enclosed proxy card as promptly as possible or submitting your proxy or voting instructions by telephone or Internet. The enclosed proxy card contains instructions regarding voting. If you attend the special meeting, you may continue to have your shares voted as instructed in the proxy, or you may withdraw your proxy at the special meeting and vote your shares in person. If you fail to vote by proxy or in person, or fail to instruct your broker on how to vote, it will have the same effect as a vote against approval of the merger and the other transactions contemplated by the merger agreement.

        On behalf of the board of directors, thank you for your continued support.

Sincerely,

Thomas P. D'Arcy Chairman of the Board

        This proxy statement is dated [    •    ], 2016 and is first being mailed to our stockholders on or about [    •    ], 2016.

INLAND REAL ESTATE CORPORATION
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [    •    ], 2016

To the Stockholders of Inland Real Estate Corporation:

        You are cordially invited to attend a special meeting of stockholders of Inland Real Estate Corporation to be held on [    •    ], 2016 at [9:00 a.m.] local time, at Three First Conference Center, 70 West Madison Street, Suite 1900, Chicago, Illinois 60602. The special meeting is being held for the purpose of acting on the following matters:

        1.     To consider and vote on a proposal to approve the merger of Inland Real Estate Corporation and Midwest Retail Acquisition Corp., an affiliate of DRA Growth and Income Fund VIII, LLC, which we refer to as the merger, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of December 14, 2015 and as may be amended from time to time, among Inland Real Estate Corporation, DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII (A), LLC and Midwest Retail Acquisition Corp., which we refer to as the merger agreement;

        2.     To consider and vote on a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger; and

        3.     To consider and vote on a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        The foregoing items of business are more fully described in the attached proxy statement, which forms a part of this notice and is incorporated herein by reference. Our board of directors has fixed the close of business on [    •    ], 2016 as the record date for the determination of stockholders entitled to notice of and to vote at the special meeting or any postponements or adjournments thereof.

        Our board of directors has unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, and has determined that the merger agreement, the performance by Inland Real Estate Corporation of its obligations under the merger agreement and the consummation, on substantially the terms and conditions set forth in the merger agreement, of the merger and the other transactions contemplated by the merger agreement, are advisable and in the best interests of, Inland Real Estate Corporation. Our board of directors recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        All holders of record of our common stock as of the record date, which was the close of business on [    •    ], 2016, are entitled to receive notice of, attend and vote at the special meeting or any postponements or adjournments of the special meeting.

        The merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of holders of a majority of our outstanding shares of common stock as of the close of business on the record date for the special meeting. Accordingly, regardless of the number of shares that you own, your vote is important. Even if you plan to attend the special meeting in person, we request that you authorize your proxy to vote your shares by either marking, signing, dating and promptly returning the enclosed proxy card in the postage-paid envelope or submitting your proxy or voting instructions by telephone or Internet. If you fail to vote in person or by proxy, the effect will be that the shares of common stock that you own will not be counted for purposes of determining whether a quorum is present and will have the same effect as a vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        The approval of the non-binding advisory proposal regarding the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and the approval of the proposal regarding any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement each requires the affirmative vote of a majority of the votes cast on the proposal. If you fail to vote in person or by proxy, such failure will have no effect on the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger or the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        Any proxy may be revoked at any time prior to its exercise by delivery of a properly executed, later-dated proxy card, by submitting your proxy or voting instructions by telephone or Internet at a later date than your previously authorized proxy, by submitting a written revocation of your proxy to our corporate secretary, or by voting in person at the special meeting.

        Under Maryland law, because our shares of common stock were listed on the New York Stock Exchange at the close of business on the record date, you do not have any appraisal rights, dissenters' rights or similar rights of an objecting stockholder in connection with the merger.

        We encourage you to read the accompanying proxy statement in its entirety and to submit a proxy or voting instructions so that your shares of our common stock will be represented and voted even if you do not attend the special meeting. If you have any questions or need assistance in submitting a proxy or voting instructions, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at (888) 750-5834.

BY ORDER OF THE BOARD OF DIRECTORS

Beth Sprecher Brooks
 Senior Vice President, Secretary and General Counsel

Oak Brook, Illinois
 [    •    ], 2016

NO DISSENTERS' RIGHTS OF APPRAISAL	85
SUBMISSION OF STOCKHOLDER PROPOSALS	85
STOCKHOLDERS SHARING THE SAME ADDRESS	85
OTHER MATTERS	86
WHERE YOU CAN FIND MORE INFORMATION	86

Annexes:

Annex A—Agreement and Plan of Merger, dated as of December 14, 2015, by and among Inland Real Estate Corporation, DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII(A), LLC and Midwest Retail Acquisition Corp.

Annex B—Voting Agreement, dated as of December 14, 2015.
Annex C—Opinion of BMO Capital Markets, dated as of December 14, 2015.

ii

SUMMARY

        This summary highlights only selected information from this proxy statement relating to (1) the merger of Inland Real Estate Corporation and Midwest Retail Acquisition Corp., which we refer to as the merger and (2) certain related transactions. This summary does not contain all of the information about the merger and related transactions contemplated by the merger agreement that is important to you. As a result, to understand the merger and the related transactions fully and for a more complete description of the terms of the merger and related transactions, you should read carefully this proxy statement in its entirety, including the annexes and the other documents to which we have referred you, including the merger agreement attached as Annex A. Each item in this summary includes a page reference directing you to a more complete description of that item. This proxy statement is first being mailed to our stockholders on or about [    •    ], 2016.

The Parties to the Merger (page 23)

Inland Real Estate Corporation
814 Commerce Drive, Suite 300
Oak Brook, Illinois 60523
(888) 331-4732

        Inland Real Estate Corporation, which we refer to as "we," "our," "us" or "the company," was organized as a Maryland corporation on May 12, 1994 and elected to be taxed as a real estate investment trust, or REIT, beginning with the taxable year ended December 31, 1995. To date, we have focused on acquiring and owning open-air neighborhood, community and power shopping centers and single-tenant retail properties located primarily in the Central and Southeastern United States. Through our wholly owned subsidiaries, Inland Commercial Property Management, Inc. and Inland TRS Property Management, Inc., we manage all of the properties we own interests in as well as properties for certain third parties and related parties. Our investment properties are typically anchored by stores which provide everyday goods and services to consumers, such as grocery, drug or discount, rather than stores that sell discretionary items.

DRA Growth and Income Fund VIII, LLC
c/o DRA Advisors LLC
220 East 42nd Street, 27th Floor
New York, New York 10017
(212) 697-4740

        DRA Growth and Income Fund VIII, LLC, a Delaware limited liability company which we refer to as Parent, is an investment fund advised by DRA Advisors LLC, which we refer to as DRA. DRA is an investment advisor specializing in real estate investment and management services for institutional and private investors. DRA has over $6 billion in assets under management. Since 1986, DRA's focus has been consistent: conservative, value-added real estate investments in the office, retail, multi-family and industrial sectors in the United States. DRA's acquisitions since inception include 1,100 properties valued at over $22 billion.

DRA Growth and Income Fund VIII(A), LLC
c/o DRA Advisors LLC
220 East 42nd Street, 27th Floor
New York, New York 10017
(212) 697-4740

        DRA Growth and Income Fund VIII(A), LLC, a Delaware limited liability company which we refer to as VIIIA, and together with Parent as the Parent Parties, is an investment fund advised by DRA.

        Under the terms of the merger agreement, Parent and VIIIA may assign or delegate a portion of their respective rights, interests and obligations under the merger agreement to a newly-formed, direct wholly owned subsidiary of Parent prior to the closing provided that such entity agrees to be bound by the terms of the merger agreement as a "Parent Party."

Midwest Retail Acquisition Corp.
c/o DRA Advisors LLC
220 East 42nd Street, 27th Floor
New York, New York 10017
(212) 697-4740

        Midwest Retail Acquisition Corp., which we refer to as Merger Sub, is a Maryland corporation and an indirect wholly owned subsidiary of the Parent Parties. Merger Sub was formed solely for purposes of facilitating the Parent Parties' acquisition of us and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, on the closing date, Merger Sub will merge with and into the company, Merger Sub will cease to exist, and the company will continue as the surviving entity in the merger.

The Special Meeting (page 25)

The Proposals

        The special meeting of our stockholders will be held on [    •    ], 2016 at [9:00 a.m.] local time, at Three First Conference Center, 70 West Madison Street, Suite 1900, Chicago, Illinois 60602. At the special meeting, holders of our common stock, par value $0.01 per share, which we refer to as our common stock, will be asked to consider and vote on (1) a proposal to approve the merger and the other transactions contemplated by the merger agreement, (2) a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and (3) a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

Record Date, Notice and Quorum

        All holders of record of our common stock as of the close of business on the record date, which was the close of business on [    •    ], 2016, are entitled to receive notice of, attend and vote at the special meeting or any postponements or adjournments of the special meeting. Each common stockholder will be entitled to cast one vote on each matter presented at the special meeting for each share of common stock that such holder owned as of the record date. On the record date, there were [    •    ] shares of common stock outstanding and entitled to vote at the special meeting.

        The presence in person or by proxy of our common stockholders entitled to cast a majority of all the votes entitled to be cast as of the close of business on the record date will constitute a quorum for purposes of the special meeting. A quorum is necessary to transact business at the special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to a later date.

Required Vote

        Completion of the merger requires approval of the merger and the other transactions contemplated by the merger agreement by the affirmative vote of holders of a majority of our outstanding shares of common stock as of the record date for the special meeting. Because the required vote for this proposal is based on the number of votes our common stockholders are entitled to cast rather than on the number of votes cast, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have the same effect as voting against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        In addition, the approval of the non-binding, advisory proposal regarding the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and the approval of the proposal regarding any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement each requires the affirmative vote of a majority of the votes cast on the proposal. Approval of these proposals is not a condition to completion of the merger. For the purpose of these proposals, if a common stockholder fails to cast a vote on either of these proposals, in person or by authorizing a proxy, such failure will not have any effect on the outcome of such proposal. Abstentions are not considered votes cast and therefore will have no effect on the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger or the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement. The vote of the holders of our preferred stock is not required to approve any of the proposals at the special meeting, and is not being solicited.

        As of the record date, our directors and executive officers owned and are entitled to vote an aggregate of approximately [    •    ] shares of our common stock, entitling them to exercise approximately [    •    ]% of the voting power of our common stock entitled to vote at the special meeting. Our directors and executive officers have informed us that they intend to vote the shares of our common stock that they own in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement.

Proxies; Revocation

        Any of our common stockholders of record entitled to vote may authorize a proxy by returning the enclosed proxy card, submitting a proxy or voting instructions by telephone or Internet, or by appearing and voting at the special meeting in person. If the shares of our common stock that you own are held in "street name" by your broker, you should instruct your broker on how to vote your shares using the instructions provided by your broker.

        Any proxy may be revoked at any time prior to its exercise by your delivery of a properly executed, later-dated proxy card, by authorizing your proxy by telephone or Internet at a later date than your previously authorized proxy, by your filing a written revocation of your proxy with our Secretary or by your voting in person at the special meeting.

The Merger (page 29)

        Pursuant to the merger agreement, on the closing date, Merger Sub will merge with and into the company and the separate existence of Merger Sub will cease, and the company will continue as the surviving entity in the merger. We sometimes use the term surviving entity in this proxy statement to refer to the company following the effective time of the merger. As a result of the merger, each stockholder will have the right to merger consideration as described below in "The Merger Agreement—Merger Consideration; Conversion or Cancellation of Shares in the Merger."

        Our merger with Merger Sub will become effective upon the acceptance of the articles of merger for record by the State Department of Assessments and Taxation of Maryland or on such other date and time (not to exceed 30 days from the date the articles of merger are accepted for record by the State Department of Assessments and Taxation of Maryland) as will be agreed to by us and the Parent Parties and specified in the articles of merger. We sometimes use the term effective time in this proxy statement to refer to the time the merger becomes effective.

Voting Agreement (page 79)

        Concurrently with the execution of the merger agreement on December 14, 2015 and as contemplated by the merger agreement, Daniel L. Goodwin entered into a voting agreement, which we refer to as the voting agreement. Pursuant to the voting agreement, Mr. Goodwin and certain of his affiliates agreed to vote all of the shares of the company's common stock beneficially owned by them in favor of approval of the merger and the other transactions contemplated by the merger agreement.

        Approximately 11,819,361 shares beneficially owned by Mr. Goodwin and his affiliates, or approximately [    •    ]% of the company's common stock outstanding as of the record date, are subject to the voting agreement. Mr. Goodwin is one of our directors and engages, through his affiliates, in certain business activities with the company.

        A copy of the voting agreement is attached as Annex B to this proxy statement and is incorporated herein by reference.

Recommendation of Our Board of Directors (page 43)

        Our board of directors has unanimously:

  •
  determined that the merger agreement, the performance by Inland Real Estate Corporation of its obligations under the merger agreement and the consummation, on substantially the terms and conditions set forth in the merger agreement, of the merger and the other transactions contemplated by the merger agreement, are advisable and in best interests of, the company;

  •
  approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, on substantially the terms and conditions set forth in the merger agreement and directed that the merger and the other transactions contemplated by the merger agreement be submitted to our common stockholders for approval at the special meeting of stockholders; and

  •
  recommended that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement.

Opinion of Our Financial Advisor (page 43)

        In connection with the merger, at the meeting of our board of directors on December 14, 2015, our financial advisor, BMO Capital Markets, which we refer to as BMO, rendered to our board of directors its oral opinion, subsequently confirmed by delivery of a written opinion dated December 14, 2015 that, as of that date, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by BMO as set forth in its written opinion, the cash merger consideration of $10.60 per share of common stock to be received by the holders of our common stock pursuant to the merger agreement was fair from a financial point of view to the holders of our common stock.

        The full text of BMO's written opinion, dated December 14, 2015, is attached to this proxy statement as Annex C. You should read the opinion in its entirety for a discussion of the assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of the review undertaken by BMO in rendering its opinion. We encourage you to read the entire opinion carefully. This summary is qualified in its entirety by reference to the full text of the opinion. BMO's opinion is directed to our board of directors, in its capacity as such, and addressed only the fairness from a financial point of view, as of the date of the opinion, of the consideration to be received by the holders of our common stock pursuant to the merger agreement. The opinion did not address any other aspects or implications of the merger and did not address the relative merits of the transactions contemplated by the merger agreement as compared to other business or financial strategies that might be available to the company, nor did it address the underlying business decision of the company to enter into the merger agreement or proceed with any other transaction contemplated by the merger agreement. BMO's opinion was not intended to, and does not, constitute advice or a recommendation as to how any holder of our common stock should vote at the special meeting or take any other action with respect to the merger. BMO also expressed no opinion as to the relative fairness of any portion of the consideration to holders of any series of common or preferred stock of the company. For more information regarding our financial advisor, see "The Merger—Opinion of Our Financial Advisor."

Treatment of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Restricted Common Stock and Options (page 62)

Common Stock

        The merger agreement provides that, at the effective time, each share of our common stock will automatically be converted into the right to receive $10.60 in cash, without any interest thereon, which we refer to as the cash merger consideration.

Series A Preferred Stock and Series B Preferred Stock

        Pursuant to the terms of the merger agreement, Parent is required to cause the surviving entity to exercise its "special optional redemption right" in accordance with the terms of the company's charter, including the articles supplementary designating the Series B preferred stock, which we refer to collectively as the charter, within 15 days after the closing date with respect to all of the issued and outstanding shares of Series A preferred stock and Series B preferred stock and pay all amounts required to be paid at the times they are required to be paid in connection with such redemption. The merger agreement also provides that Parent will be solely responsible for any and all liabilities arising out of or relating to the failure to pay any amounts payable in connection with the redemption of the Series A preferred stock and Series B preferred stock on a timely basis. It is a condition to closing under the merger agreement that Parent certify that it has or will have available all amounts necessary to consummate the redemption of all of the Series A preferred stock and Series B preferred stock.

        The "special option redemption right" with respect to the Series A preferred stock and Series B preferred stock pursuant to the charter provides that, upon the occurrence of a change of control (which would occur upon the completion of the merger and the other transactions contemplated by the merger agreement), the company may, at its option and under certain circumstances, redeem the shares of Series A preferred stock and Series B preferred stock, for cash, in whole or in part, by paying $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date of redemption.

Restricted Common Stock

        Immediately prior to the effective time, each then-outstanding share of restricted common stock will be fully vested and will entitle the holder thereof to receive the cash merger consideration less any applicable withholding taxes, payable as promptly as practicable following the effective time, but not later than the third business day after the effective time.

Options

        At the effective time, all then-outstanding and unexercised options to purchase shares of our common stock, whether or not exercisable, will be fully vested and cancelled and converted into the right to receive (i) the number of shares of our common stock underlying such option, times (ii)(x) the cash merger consideration less (y) the per share exercise price of such option, payable as promptly as practicable following the effective time, but not later than the third business day after the effective time.

Financing (page 50)

        In connection with the closing of the merger, Parent will cause an aggregate of approximately $1.1 billion to be paid to the holders of our common stock, including unvested restricted common stock.

        As of December 31, 2015, the company and its consolidated subsidiaries (not including unconsolidated joint ventures) had $807.6 million in outstanding indebtedness, $110 million in liquidation value of Series A preferred stock (not including accrued and unpaid dividends) and $100 million in Series B preferred stock (not including accrued and unpaid dividends).

        The Parent Parties have informed us that they expect to assume, repay or refinance all of the company's outstanding indebtedness at the effective time.

        The Series A preferred stock and Series B preferred stock will remain outstanding and will represent preferred stock of the surviving entity after the effective time. It is a condition to closing under the merger agreement that Parent certify that it has or will have available all amounts necessary to consummate the redemption of all of the Series A preferred stock and Series B preferred stock.

        The Parent Parties have received a debt commitment letter from Wells Fargo Bank, N.A., as lender, and Wells Fargo Securities, LLC, solely as arranger, which we refer to collectively as Wells, to make and fund upon the terms and subject to the conditions set forth in the debt commitment letter, senior secured term loans with an aggregate principal amount of $1.0 billion, subject to special reserves which, if imposed, may result in a reduction of up to 10% in the net proceeds that would be available to fund the transactions contemplated by the merger agreement as well as certain other reserves which could result in a further reduction to net proceeds. Wells' obligation to close and fund the loans is subject to customary conditions, including, but not limited to, the consummation of the transactions consummated by the merger agreement and a minimum cash equity contribution by the Parent Parties of $700 million. Moreover, under the merger agreement, if the commitment letter is terminated prior to the closing, Parent is required to use best efforts to obtain alternative debt or equity financing in an amount sufficient to consummate the merger. The obligations of the Parent Parties and Merger Sub to consummate the transactions contemplated by the merger agreement are not subject to any financing contingency.

        The Parent Parties have represented in the merger agreement that they will have sufficient cash at the effective time, that when combined with the debt financing, will be sufficient to pay the cash merger consideration, and any and all amounts required to be paid in connection with the consummation of the transactions contemplated by the merger agreement, including the merger, any related fees and expenses and the repayment or refinancing of certain indebtedness of the company. In connection with their representation to have sufficient cash at the effective time, the Parent Parties have agreed to maintain an aggregate net worth of at least $850 million and liquid assets of at least $750 million until the effective time or the merger agreement is terminated. The Parent Parties may assign or delegate a portion of their respective rights, interests and obligations under the merger agreement to a newly-formed affiliate of Parent (that is not a controlling affiliate of Parent) prior to the closing date provided that such entity agrees to be bound by the terms of the merger agreement as a "Parent Party," and provided that the minimum net worth and liquid assets tests would at all times continue to be satisfied. For more information, see "The Merger—Financing."

Interests of Our Directors and Executive Officers in the Merger (page 51)

        Our directors and executive officers have certain interests in the merger that may be different from, or in addition to, the interests of our stockholders generally. These interests may create potential conflicts of interest. These interests include the following:

  •
  Immediately prior to the effective time, all then-outstanding shares of restricted common stock, including those held by our directors and executive officers, will become fully vested and will entitle the holder thereof to receive the cash merger consideration, without interest and less any applicable withholding taxes, payable as promptly as practicable following the effective time, but not later than the third business day after the effective time.

  •
  At the effective time, all then-outstanding and unexercised options to purchase shares of our common stock whether or not exercisable, will be fully vested and cancelled and converted into the right to receive (i) the number of shares of our common stock underlying such option, times (ii)(x) the cash merger consideration less (y) the per share exercise price of such option, payable as promptly as practicable following the effective time, but not later than the third business day after the effective time. All outstanding and unexercised options held by our directors and executive officers are already fully vested pursuant to the terms and conditions of the options.

  •
  Our executive officers are expected to remain employed with the company following the effective time pursuant to their existing employment agreements. These employment agreements provide that, if an executive officer's employment is terminated by the company without "cause" or by the executive officer for "good reason" (each as defined in and determined under the applicable employment agreement), including after a change in control, that executive officer will be entitled to certain severance payments and benefits.

        Our board of directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the merger and the other transactions contemplated by the merger agreement.

No Solicitation and Change in Recommendation (page 69)

        Under the merger agreement, the company has agreed not to, and to cause its subsidiaries and its and their officers, directors or equivalents not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries regarding, or the making of any proposal or offer that constitutes or would reasonably be expected to lead to, a competing acquisition proposal, (ii) continue, enter into or participate in any discussions with any person regarding a competing acquisition proposal, or (iii) approve or recommend a competing acquisition proposal, or execute or enter into any contract, with respect to a competing acquisition proposal.

        However, the company may, under certain specified circumstances, engage in discussions or negotiations with and provide nonpublic information regarding itself to a third party making an unsolicited, bona fide written competing acquisition proposal. Under the merger agreement, the company is required to notify the Parent promptly of (i) the receipt by the company of any competing acquisition proposal and (ii) any modifications to the financial or other material terms and conditions of a competing acquisition proposal.

        Before the approval of the merger and the other transactions contemplated by the merger agreement by the company's stockholders, the company's board of directors may, under certain specified circumstances, withdraw its recommendation of the merger if the company's board of directors determines in good faith, after consultation with outside legal counsel, that failure to take such action would be inconsistent with the directors' duties under applicable law. For more information regarding the limitations on the company and its board of directors to consider other proposals, see "The Merger Agreement—Covenants and Agreements—No Solicitation of Transactions by Inland Real Estate Corporation" beginning on page 69.

Conditions to the Merger (page 66)

        A number of conditions must be satisfied or waived, where legally permissible, before the merger can be consummated. These include, among others:

  •
  approval of the merger and the other transactions contemplated by the merger agreement by the company's stockholders;

  •
  the absence of any law or other legal restraint or prohibition entered, enacted, promulgated, enforced or issued by any governmental authority of competent jurisdiction which prohibits, makes illegal or enjoins the consummation of the merger;

  •
  the accuracy of all representations and warranties made by the parties in the merger agreement and performance by the parties of their obligations under the merger agreement (subject in each case to certain materiality standards);

  •
  the absence of any material adverse effect being experienced by the company;

  •
  the receipt by Parent of an opinion dated as of the closing date from Proskauer Rose LLP regarding the company's qualification and taxation as a REIT under the Code;

        Neither the company nor the Parent can give any assurance as to when or if all of the conditions to the consummation of the merger will be satisfied or waived or that the merger will occur.

        For more information regarding the conditions to the consummation of the merger and a complete list of such conditions, see "The Merger Agreement—Conditions to Completion of the Merger" beginning on page 66.

Termination of the Merger Agreement (page 74)

        The merger agreement may be terminated at any time before the effective time of the merger by the mutual written agreement of Parent and the company.

        In addition, the merger agreement may be terminated prior to the effective time of the merger by either Parent or the company if

  •
  the merger has not been consummated on or before June 30, 2016 (provided that this termination right will not be available to a party if that party failed to fulfill its obligations under the merger agreement and that failure was a principle cause of, or resulted in, the failure of the merger to be consummated on or before such date);

  •
  there is a final, non-appealable order or injunction prohibiting the merger; or

  •
  the company's stockholders fail to approve the merger and the other transactions contemplated by the merger agreement;

        The company may terminate the merger agreement prior to the effective time of the merger if (i) the Parent Parties or Merger Sub materially breaches or fails to perform any of their representations, warranties, covenants or other agreements under the merger agreement, (ii) the company's board of directors has made an adverse recommendation change stockholder approval in order to enter into an alternative acquisition agreement with respect to a superior proposal, (iii) Parent or Merger Sub fails to effect the merger during a certain time period after receiving notice that all of the conditions to the merger have been satisfied or waived and the company is willing and able to effect the merger at such time or (iv) the Parent Parties fail to maintain specified net worth and liquid assets during specified periods. Parent may also terminate the merger agreement if (i) the company materially breaches or fails to perform any of its representations, warranties, covenants or other agreements under the merger agreement or fails to deliver the REIT Opinion or (ii) the company's board of directors has made an adverse recommendation change. For more information regarding the rights of the company and Parent to terminate the merger agreement, see "The Merger Agreement—Termination of the Merger Agreement" beginning on page 74.

Termination Fees (page 76)

        The merger agreement provides that if the merger agreement is terminated under certain circumstances, the company may be obligated to pay the Parent a termination fee of $30 million plus up to $5 million in expense reimbursements. In certain other circumstances, the company may be required to pay up to $5 million in expense reimbursements to the Parent, even if the termination fee is not payable.

        Additionally, the merger agreement provides that, if the company terminates the merger agreement under certain circumstances, the company may, at its option, (i) seek specific performance of the Parent Parties' and Merger Sub's obligations to consummate the merger or (ii) terminate the merger agreement and require Parent to pay $100 million as a reverse termination fee to the company.

        For more information regarding the termination fee and expense reimbursements, see "The Merger Agreement—Termination of the Merger Agreement—Termination Fees and Expenses Payable by Inland Real Estate Corporation to Parent" beginning on page 76 and "The Merger Agreement—Termination of the Agreement—Termination Fee Payable by Parent to Inland Real Estate Corporation" beginning on page 77.

Regulatory Matters (page 57)

        We are unaware of any material federal, state or foreign regulatory requirements or approvals that are required for the execution of the merger agreement or the completion of the merger, other than the filing of the articles of merger with respect to the merger with, and the acceptance of such articles of merger for record by, the State Department of Assessments and Taxation of Maryland.

No Dissenters' Rights of Appraisal (page 85)

        We are organized as a corporation under Maryland law. Under the Maryland General Corporation Law, because our common stock was listed on the New York Stock Exchange, or the NYSE, on the record date for determining stockholders entitled to vote at the special meeting, our common stockholders who object to the merger do not have any appraisal rights, dissenters' rights or similar rights of an objecting stockholder in connection with the merger. However, our common stockholders can vote against the merger and the other transactions contemplated by the merger agreement. Under the Maryland General Corporation Law, the holders of our preferred stock do not have any appraisal rights, dissenters' rights or similar rights of an objecting stockholder in connection with the merger.

Litigation Relating to the Merger (page 57)

        On January 5, 2016, two putative class action complaints, Mattos v. Inland Real Estate Corp., et al. and Perrone v. Inland Real Estate Corp., et al., were filed in Maryland state court, in the Circuit Court for Baltimore City, against the company, members of the company's board of directors, the Parent Parties and Merger Sub. A third complaint, Rosen v. Inland Real Estate Corp., et al., was filed January 8, 2016 in Maryland state court in the Circuit Court for Baltimore City. The allegations in the three aforementioned complaints raise similar putative class claims against the company, members of the company's board of directors, the Parent Parties and Merger Sub. In particular, each of the three complaints allege that the merger consideration was insufficient and that the merger agreement contained unreasonable deal protection devices, including, for example, by use of a "no-solicitation" provision. The complaints generally allege breaches of fiduciary duty by members of the company's board of directors in connection with the merger agreement. Further, the complaints allege that some or all of the company, the Parent Parties and Merger Sub aided and abetted the purported breaches of fiduciary duty. The complaints seek unspecified damages and attorneys' fees, as well as, or in substitution for, certain equitable and injunctive relief, including an order enjoining the defendants from completing the merger, or, in the event the merger is consummated, rescission of the transaction. The company believes these civil actions are wholly without merit and intends to vigorously defend against them. Additional civil actions may be filed against the company, the Parent Parties, Merger Sub and/or any of their respective directors in connection with the merger.

Material U.S. Federal Income Tax Consequences (page 58)

        The exchange of shares of our common stock for cash pursuant to the merger agreement generally will be a taxable transaction for U.S. federal income tax purposes. Shareholders that are "U.S. Holders" (as such term is defined below in "The Merger—Material U.S. Federal Income Tax Consequences") who exchange their shares of our common stock in the merger generally will recognize gain or loss in an amount equal to the difference, if any, between the cash received in the merger and their adjusted tax basis in their shares. Gain recognized on the receipt of cash in exchange for shares of our common stock pursuant to the merger by shareholders who are "Non-U.S. Holders" (as such term is defined below "The Merger—Material U.S. Federal Income Tax Consequences") may also be subject to U.S. federal income tax in certain circumstances, including pursuant to the Foreign Investment in Real Property Tax Act of 1980, or FIRPTA.

        For further discussion of the U.S. federal income tax consequences of the merger, see "The Merger—Material U.S. Federal Income Tax Consequences" beginning on page 58. We urge you to consult your own tax advisor to determine the tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws) of the merger.

Delisting and Deregistration of Our Common Stock, Series A Preferred Stock and Series B Preferred Stock (page 60)

        If the merger is completed, our common stock, Series A preferred stock and Series B preferred stock will no longer be traded on the NYSE and will be deregistered under the Securities Exchange Act of 1934, as amended, or the Exchange Act.

Market Price of Our Common Stock (page 80)

        Our common stock has been listed on the NYSE under the symbol "IRC" since June 9, 2004. On December 14, 2015, the last trading day prior to the date of the public announcement of the merger agreement, the reported closing price per share for our common stock on the NYSE was $9.94. On [    •    ], 2016, the last trading day before the date of this proxy statement, the reported closing price per share for our common stock on the NYSE was $[    •    ]. You are encouraged to obtain current market quotations for our common stock.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE MERGER

        The following questions and answers address briefly some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a stockholder. Please refer to the more detailed information contained elsewhere in this proxy statement, as well as the additional documents to which it refers or which it incorporates by reference, including the merger agreement, a copy of which is attached to this proxy statement as Annex A.

Q:
What is the proposed transaction?

A:
The proposed transaction is the acquisition of the company and its subsidiaries by affiliates of DRA Growth and Income Fund VIII, LLC pursuant to the merger agreement. Once the merger and the other transactions contemplated by the merger agreement have been approved by our common stockholders and the other closing conditions under the merger agreement have been satisfied or waived, Merger Sub will merge with and into the company, with Inland Real Estate Corporation continuing as the surviving entity. For additional information about the merger, please review the merger agreement attached to this proxy statement as Annex A and incorporated by reference into this proxy statement. We encourage you to read the merger agreement carefully and in its entirety, as it is the principal document governing the merger.

Q:
As a common stockholder, what will I receive in the merger?

A:
For each outstanding share of common stock that you own immediately prior to the effective time, you will receive $10.60 in cash, without interest and less any applicable withholding taxes.

Q:
Will I receive any regular monthly dividends with respect to the common stock that I own?

A:
Yes. Under the merger agreement, the declaration and payment of regular monthly dividends for full monthly periods in accordance with past practice is permitted provided that the record date with respect to any such regular monthly dividends will be set as the first business day of the applicable month. However, with respect to any period in which the closing date occurs which is less than a full month, the declaration and payment of dividends is not permitted under the merger agreement. Accordingly, assuming the merger is completed on [    •    ], 2016, the second business day following the date of the special meeting which is the closing date contemplated by the merger agreement (subject to extension as provided therein), you would not receive any dividends with respect to the period from [    •    ], 2016 to [    •    ], 2016.

Q:
When do you expect the merger to be completed?

A:
We are working toward completing the merger as quickly as possible. If our common stockholders vote to approve the merger and the other transactions contemplated by the merger agreement, and assuming that the other conditions to the merger are satisfied or waived, we anticipate the merger becoming effective as soon as practicable following the special meeting.

Q:
What happens if the merger is not completed?

A:
If the merger and the other transactions contemplated by the merger agreement are not approved by our common stockholders, or if the merger is not completed for any other reason, our stockholders will not receive any payment for their common stock pursuant to the merger agreement. Instead, Inland Real Estate Corporation will remain a public company and our common stock will continue to be registered under the Exchange Act and listed on the NYSE. Upon a termination of the merger agreement, under certain circumstances, we will be required to pay Parent a termination fee or expense reimbursements or both and, under certain circumstances, Parent will be required to pay us a termination fee.

Q:
If the merger is completed, when can I expect to receive the cash merger consideration for my shares of common stock?

A:
As soon as possible after the closing date, you will receive a letter of transmittal describing how you may exchange your common stock for the cash merger consideration.

Q:
When and where is the special meeting?

A:
The special meeting will be held on [    •    ], 2016 at [9:00 a.m.] local time, at Three First Conference Center, 70 West Madison Street, Suite 1900, Chicago, Illinois 60602.

Q:
Who can vote and attend the special meeting?

A:
All holders of record of our common stock as of the record date, which was the close of business on [    •    ], 2016, are entitled to receive notice of, attend and vote at the special meeting or any postponements or adjournments of the special meeting. Each common stockholder will be entitled to cast one vote on each matter presented at the special meeting for each share of common stock that such holder owned as of the record date. The vote of the holders of our preferred stock is not required to approve any of the proposals at the special meeting, and is not being solicited.

Q:
What vote of common stockholders is required to approve the merger and the other transactions contemplated by the merger agreement?

A:
Approval of the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of holders of a majority of our outstanding shares of common stock as of the close of business on the record date for the special meeting. Because the required vote for this proposal is based on the number of votes our common stockholders are entitled to cast rather than on the number of votes cast, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have the same effect as voting against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

Q:
What vote of common stockholders is required to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger?

A:
Approval, on a non-binding, advisory basis, of the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger requires the affirmative vote of a majority of the votes cast on the proposal. For the purpose of this proposal, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have no effect on the proposal.

Q:
What vote of common stockholders is required to approve adjournments of the special meeting?

A:
Approval of any adjournments of the special meeting to solicit additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of a majority of the votes cast on the proposal. For the purpose of this proposal, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have no effect on the proposal.

Q:
Why is my vote important?

A:
If you do not submit a proxy or voting instructions or vote in person at the special meeting, it will be more difficult for us to obtain the necessary quorum to hold the special meeting. In addition, because the proposal to approve the merger and the other transactions contemplated by the merger agreement must be approved by the affirmative vote of holders of a majority of our outstanding shares of common stock as of the close of business on the record date for the special meeting, your failure to submit a proxy or voting instructions or to vote in person at the special meeting will have the same effect as a vote "AGAINST" the approval of the merger and the other transactions contemplated by the merger agreement.

Q:
How does the cash merger consideration compare to the market price of the common stock?

A:
The cash merger consideration of $10.60 per share represents an approximate 6.6% premium over the closing price of our common stock of $9.94 on December 14, 2015, the last trading day prior to the public announcement of the merger agreement. Over the twelve-month period ended December 14, 2015, the last trading day prior to the execution of the merger agreement, the low closing price was $7.99 per share and the high closing price was $11.67 per share. On [    •    ], 2016, the last trading day before the date of this proxy statement, the reported closing price per share for our common stock on the NYSE was $[    •    ].

Q:
How does our board of directors recommend that I vote?

A:
Our board of directors recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

Q:
Why am I being asked to consider and cast a vote on the non-binding proposal to approve the merger-related compensation?

A:
In July 2010, the U.S. Securities and Exchange Commission, or the SEC, adopted rules that require companies to seek a non-binding, advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the merger.

Q:
What will happen if stockholders do not approve the non-binding, advisory proposal regarding merger-related compensation?

A:
The vote to approve, on a non-binding, advisory basis, the proposal regarding the merger-related compensation is a vote separate and apart from the vote to approve the merger and the other transactions contemplated by the merger agreement. Approval of this proposal is a not a condition to completion of the merger. The vote on this proposal is an advisory vote only, and it is not binding on us or our board of directors. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the non-binding, advisory vote, if the merger is completed, our named executive officers will be eligible to receive the compensation that may be paid or become payable to them that is based on or otherwise relates to the merger, in accordance with the terms and conditions applicable to such compensation.

Q:
Do any of the company's directors and executive officers have any interest in the merger that is different than mine?

A:
Our directors and executive officers have certain interests in the merger that may be different from, or in addition to, the interests of our stockholders generally, including the consideration that they would receive with respect to their unvested restricted common stock in connection with the merger. Further, our executive officers may become entitled to receive certain severance payments and benefits following the closing of the merger. See "The Merger—Interests of Our Directors and Executive Officers in the Merger" for additional information about possible interests that our directors and executive officers may have in the merger that are different than yours.

Q:
How do I cast my vote?

A:
If you are a common stockholder of record at the close of business on the record date, you may vote in person at the special meeting or authorize a proxy for the special meeting. You can authorize your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed, postage-paid envelope, or, if you prefer, by following the instructions on your proxy card for telephonic or Internet proxy authorization. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. Registered stockholders can transmit their voting instructions by telephone by calling (800) 690-6903 or on the Internet at www.proxyvote.com. Telephone and Internet proxy authorization is available 24 hours a day until 11:59 p.m. Eastern Time the day immediately prior to the special meeting. Please have your proxy card with you if you are going to authorize your proxy by telephone or the Internet. To authorize your proxy by mail, please complete, sign, date and mail your proxy card in the envelope provided. If you attend the special meeting in person, you may request a ballot when you arrive.

Q:
How do I cast my vote if my common stock is held of record in "street name"?

A:
If you own common stock through a broker, bank or other nominee (i.e., in "street name"), you must provide voting instructions in accordance with the instructions on the voting instruction card that your broker, bank or other nominee provides to you, since brokers, banks and other nominees do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee who can give you directions on how to vote your shares of common stock. If you hold your shares of common stock through a broker, bank or other nominee and wish to vote in person at the special meeting, you must obtain a "legal proxy," executed in your favor, from the broker, bank or other nominee (which may take several days).

Q:
What will happen if I abstain from voting or fail to vote?

A:
With respect to the proposal to approve the merger and the other transactions contemplated by the merger agreement, if you abstain from voting, fail to cast your vote in person or by proxy or if you hold your shares in "street name" and fail to give voting instructions to your broker, bank or other nominee, it will have the same effect as a vote "AGAINST" the merger and the other transactions contemplated by the merger agreement.

  With respect to the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement, if you abstain from voting, fail to cast your vote in person or by proxy or if you hold your shares in "street name" and fail to give voting instructions to your broker, bank or other nominee, it will not have any effect on the outcome of such proposal.

Q:
How will proxy holders vote my shares of common stock?

A:
If you properly authorize a proxy prior to the special meeting, your shares of common stock will be voted as you direct. If you authorize a proxy but no direction is otherwise made, your shares will be voted "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

Q:
What happens if I sell my common stock before the special meeting?

A:
If you held shares of common stock on the record date but transfer them prior to the effective time, you will retain your right to vote at the special meeting, but not the right to receive the cash merger consideration for such shares. The right to receive such consideration when the merger becomes effective will pass to the person who owns the shares you previously owned.

Q:
Can I change my vote after I have mailed my proxy card?

A:
Yes. If you own common stock as a record holder on the record date, you may revoke a previously authorized proxy at any time before it is exercised by filing with our Secretary a notice of revocation or a duly authorized proxy bearing a later date or by attending the meeting and voting in person. Attendance at the meeting will not, in itself, constitute revocation of a previously authorized proxy. If you have instructed a broker to vote your shares, the foregoing options for changing your vote do not apply and instead you must follow the instructions received from your broker to change your vote.

Q:
Is the merger expected to be taxable to me?

A:
Yes. The receipt of the merger consideration for each share of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. Generally, for U.S. federal income tax purposes, you will recognize gain or loss as a result of the merger measured by the difference, if any, between the merger consideration per share and your adjusted tax basis in that share of common stock. In addition, under certain circumstances, we may be required to withhold a portion of your merger consideration under applicable tax laws, including FIRPTA. See "The Merger—Material U.S. Federal Income Tax Consequences" for a more complete discussion of the U.S. federal income tax consequences of the merger. Tax matters can be complicated, and the tax consequences of the merger to you will depend on your particular tax situation. We encourage you to consult your tax advisor regarding the tax consequences of the merger to you.

Q:
What rights do I have if I oppose the merger?

A:
If you are a common stockholder of record as of the close of business on the record date, you can vote against the proposal to approve the merger and the other transactions contemplated by the merger agreement. You are not, however, entitled to appraisal rights, dissenters' rights or similar rights of an objecting stockholder under Maryland law because our common stock was listed on the NYSE on the record date. See "No Dissenters' Rights of Appraisal."

Q:
Where can I find the voting results of the special meeting?

A:
We intend to announce preliminary voting results at the special meeting and publish final results in a Current Report on Form 8-K that will be filed with the SEC following the special meeting. All reports that we file with the SEC are publicly available on the SEC's website at www.sec.gov when filed.

Q:
Can I participate if I am unable to attend the special meeting?

A:
If you are unable to attend the meeting in person, we encourage you to complete, sign, date and return your proxy card, or authorize your proxy or voting instructions by telephone or Internet. The special meeting will not be broadcast telephonically or over the Internet.

Q:
What will happen to common stock that I currently own after completion of the merger?

A:
Following the completion of the merger, your shares of common stock will be canceled and will represent only the right to receive your portion of the cash merger consideration. Trading in our common stock on the NYSE will cease. Price quotations for our common stock will no longer be available and we will cease filing periodic reports with the SEC.

Q:
Have any stockholders already agreed to approve the merger?

A:
Yes. Daniel L. Goodwin and certain of his affiliates have entered into a voting agreement to vote all of the shares of the company's common stock beneficially owned by them in favor of approval of the merger and the other transactions contemplated by the merger agreement.

  Approximately 11,819,361 shares beneficially owned by Mr. Goodwin, or approximately [    •    ]% of the company's common stock outstanding as of the record date, are subject to the voting agreement. Mr. Goodwin is one of our directors and engages, through his affiliates, in certain business activities with the company.

Q:
Where can I find more information about the company?

A:
We file certain information with the SEC. You may read and copy this information at the SEC's public reference facilities. You may call the SEC at 1-800-SEC-0330 for information about these facilities. This information is also available on the SEC's website at www.sec.gov and on our website at www.inlandrealestate.com. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC. You can also request copies of these documents from us. See "Where You Can Find More Information."

Q:
Who will solicit and pay the cost of soliciting proxies?

A:
We will bear the cost of solicitation of proxies for the special meeting. Our board of directors is soliciting your proxy on our behalf. In addition to the use of mails, proxies may be solicited by personal interview, telephone, facsimile, e-mail or otherwise, by our officers, directors and other employees. We have engaged Innisfree M&A Incorporated , which we refer to as Innisfree, to assist in the solicitation of proxies for a fee of $15,000, plus reimbursement of out-of-pocket expenses. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

Q:
Who can help answer my other questions?

A:
If after reading this proxy statement you have more questions about the special meeting or the merger, you should contact us at:

Inland Real Estate Corporation
814 Commerce Drive, Suite 300
Oak Brook, Illinois 60523
Attention: Secretary
(888) 331-4732

        You may also contact Innisfree, our proxy solicitor, as follows:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, New York 10022
Stockholders Call Toll-Free: (888) 750-5834
Banks and Brokers Call Collect: (212) 750-5833

        If your broker holds your shares, you should also contact your broker for additional information.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement and the documents that we incorporate by reference herein contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act). Also, documents we subsequently file with the SEC and incorporate by reference may contain forward-looking statements. In particular, statements pertaining to (1) the completion of the merger on the terms summarized in this proxy statement and (2) our capital resources, portfolio performance and results of operations contain forward-looking statements. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements:

  •
  the failure to satisfy conditions to completion of the merger, including receipt of stockholder approval;

  •
  the failure of the merger to close for any other reason;

  •
  the merger agreement may be terminated in circumstances that require the company to pay a termination fee of $30 million plus expenses up to $5 million;

  •
  the failure of Parent to consummate its necessary financing arrangements;

  •
  the occurrence of any change, effect, event, circumstance, occurrence or state of facts that could give rise to the termination of the merger agreement;

  •
  the outcome of the legal proceedings that have been, or may be, instituted against us and others following announcement of our entering into the merger agreement related to the merger agreement or any of the transactions contemplated by the merger agreement;

  •
  risks that the proposed transaction disrupts current plans and operations including potential difficulties in relationships with employees, tenants and partners;

  •
  the amount of the costs, fees, expenses and charges related to the merger;

  •
  the outcome of legal proceedings involving our subsidiaries;

  •
  our objectives may conflict with our joint venture partners;

  •
  adverse economic or real estate developments in the retail industry or the markets in which we operate;

  •
  changes in local, regional and national economic conditions;

  •
  our inability to compete effectively;

  •
  our inability to collect rent from tenants;

  •
  defaults on or non-renewal of leases by tenants;

  •
  increased interest rates and operating costs;

  •
  decreased rental rates or increased vacancy rates;

  •
  our failure to obtain necessary outside financing on favorable terms or at all;

  •
  risks associated with derivative financial instruments used to hedge against interest rate fluctuations;

  •
  changes in the availability of additional acquisition opportunities;

  •
  our inability to successfully complete real estate acquisitions;

  •
  our failure to successfully operate acquired properties and operations;

  •
  our inability to quickly vary our portfolio;

  •
  our concentration of properties in the Chicago and the Minneapolis-St. Paul metropolitan statistical areas;

  •
  our failure to qualify or maintain our status as a REIT;

  •
  our inability to attract and retain key personnel;

  •
  government approvals, actions and initiatives, including the need for compliance with environmental requirements;

  •
  financial market fluctuations;

  •
  changes in real estate and zoning laws and increases in real property tax rates;

  •
  risks associated with cybersecurity attacks, loss of confidential information and other business disruptions;

  •
  the effects of earthquakes and other natural disasters; and

  •
  lack of or insufficient amounts of insurance.

        While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled "Risk Factors" included in our Annual Report on Form 10-K for the year ended December 31, 2014 and in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2015, each as updated by our subsequent filings under the Exchange Act.

PROPOSAL 1
PROPOSAL TO APPROVE THE MERGER

        We are asking our common stockholders to vote on a proposal to approve the merger of Merger Sub with and into Inland Real Estate Corporation and the other transactions contemplated by the merger agreement.

        For detailed information regarding this proposal, see the information about the merger and the other transactions contemplated by the merger agreement throughout this proxy statement, including the information set forth in the sections entitled "The Merger" and "The Merger Agreement." A copy of the merger agreement is attached as Annex A to this proxy statement.

        Approval of the proposal to approve the merger and the other transactions contemplated by the merger agreement requires the affirmative vote of holders of a majority of our outstanding shares of common stock as of the close of business on the record date for the special meeting. Because the required vote for this proposal is based on the number of votes our common stockholders are entitled to cast rather than on the number of votes cast, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have the same effect as voting against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        Approval of this proposal is a condition to the completion of the merger. In the event this proposal is not approved, the merger cannot be completed.

Recommendation of the Board of Directors

        Our board of directors unanimously recommends that our common stockholders vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement.

PROPOSAL 2
PROPOSAL TO APPROVE THE MERGER-RELATED COMPENSATION

        Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 and Rule 14a-21(c) under the Exchange Act, we are asking our common stockholders to vote at the special meeting on a non-binding, advisory basis regarding the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger. Information intended to comply with Item 402(t) of Regulation S-K concerning this compensation, subject to certain assumptions described therein, is presented in the section entitled "The Merger—Interests of Our Directors and Executive Officers in the Merger—Quantification of Payments and Benefits."

        The stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or our board of directors. Further, the underlying arrangements are contractual in nature and not, by their terms, subject to stockholder approval. Accordingly, regardless of the outcome of the advisory vote, if the merger is completed, our named executive officers will be eligible to receive the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, in accordance with the terms and conditions applicable to such compensation.

        We are asking our common stockholders to vote "FOR" the following resolution:

        "RESOLVED, that Inland Real Estate Corporation's common stockholders approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to Inland Real Estate Corporation's named executive officers that is based on or otherwise relates to the merger."

        Adoption of the above resolution, on a non-binding, advisory basis, requires the affirmative vote of a majority of the votes cast on the proposal. Abstentions and broker non-votes will not affect this proposal. Approval of this proposal is a not a condition to the completion of the merger.

Recommendation of the Board of Directors

        Our board of directors unanimously recommends that our common stockholders vote "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger.

PROPOSAL 3
PROPOSAL TO APPROVE ADJOURNMENTS OF THE MEETING

        We are asking our common stockholders to vote on a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        Approval of the proposal to approve any such adjournments of the special meeting requires the affirmative vote of holders of a majority of the votes cast on the proposal. Abstentions and broker non-votes will not affect this proposal. Approval of this proposal is a not a condition to the completion of the merger.

Recommendation of the Board of Directors

        Our board of directors unanimously recommends that our common stockholders vote "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

THE PARTIES TO THE MERGER

Inland Real Estate Corporation
814 Commerce Drive, Suite 300
Oak Brook, Illinois 60523
(888) 331-4732

        Inland Real Estate Corporation, which we refer to as "we," "our," "us" or "the company," was organized as a Maryland corporation on May 12, 1994 and elected to be taxed as a real estate investment trust, or REIT, beginning with the taxable year ended December 31, 1995. To date, we have focused on acquiring and owning open-air neighborhood, community and power shopping centers and single-tenant retail properties located primarily in the Central and Southeastern United States. Through our wholly owned subsidiaries, Inland Commercial Property Management, Inc. and Inland TRS Property Management, Inc., we manage all of the properties we own interests in as well as properties for certain third parties and related parties. Our investment properties are typically anchored by stores which provide everyday goods and services to consumers, such as grocery, drug or discount, rather than stores that sell discretionary items.

DRA Growth and Income Fund VIII, LLC
c/o DRA Advisors LLC
220 East 42nd Street, 27th Floor
New York, New York 10017
(212) 697-4740

        DRA Growth and Income Fund VIII, LLC, a Delaware limited liability company which we refer to as Parent, is an investment fund advised by DRA Advisors LLC, which we refer to as DRA. DRA is an investment advisor specializing in real estate investment and management services for institutional and private investors. DRA has over $6 billion in assets under management. Since 1986, DRA's focus has been consistent: conservative, value-added real estate investments in the office, retail, multi-family and industrial sectors in the United States. DRA's acquisitions since inception include 1,100 properties valued at over $22 billion.

DRA Growth and Income Fund VIII (A), LLC
c/o DRA Advisors LLC
220 East 42nd Street, 27th Floor
New York, New York 10017
(212) 697-4740

        DRA Growth and Income Fund VIII (A), LLC, a Delaware limited liability company which we refer to as VIIIA, and together with Parent as the Parent Parties, is an investment fund advised by DRA.

        Under the terms of the merger agreement, Parent and VIIIA may assign or delegate a portion of their respective rights, interests and obligations under the merger agreement to a newly-formed, direct wholly owned subsidiary of Parent prior to the closing provided that such entity agrees to be bound by the terms of the merger agreement as a "Parent Party."

Midwest Retail Acquisition Corp.
c/o DRA Advisors LLC
220 East 42nd Street, 27th Floor
New York, New York 10017
(212) 697-4740

        Midwest Retail Acquisition Corp., which we refer to as Merger Sub, is a Maryland corporation and an indirect wholly owned subsidiary of the Parent Parties. Merger Sub was formed solely for purposes of facilitating Parent Parties' acquisition of us and has not carried on any activities to date, except for activities incidental to its formation and activities undertaken in connection with the transactions contemplated by the merger agreement. Pursuant to the merger agreement, on the closing date, Merger Sub will merge with and into the company, Merger Sub will cease to exist, and the company will continue as the surviving entity in the merger.

THE SPECIAL MEETING

Date, Time and Purpose of the Special Meeting

        This proxy statement is being furnished to our common stockholders in connection with the solicitation of proxies by our board of directors to be exercised at a special meeting to be held on [    •    ], 2016 at [9:00 a.m.] local time. The special meeting will be held at Three First Conference Center, 70 West Madison Street, Suite 1900, Chicago, Illinois 60602. The purpose of the special meeting is for you to consider and vote on the following matters:

  1.
  a proposal to approve the merger of Merger Sub with and into Inland Real Estate Corporation and the other transactions contemplated by the merger agreement;

  2.
  a proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger; and

  3.
  a proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        A majority of our common stockholders entitled to vote at the special meeting must approve the merger and the other transactions contemplated by the merger agreement for the merger to occur. A copy of the merger agreement is attached as Annex A to this proxy statement, which we encourage you to read carefully in its entirety.

Record Date, Notice and Quorum

        All holders of record of our common stock as of the record date, which was the close of business on [    •    ], 2016, are entitled to receive notice of, attend and vote at the special meeting or any postponements or adjournments of the special meeting. Each common stockholder will be entitled to cast one vote on each matter presented at the special meeting for each share of common stock that the holder owned as of the record date. On the record date, there were [    •    ] shares of common stock outstanding and entitled to vote at the special meeting.

        The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast as of the close of business on the record date will constitute a quorum for purposes of the special meeting. A quorum is necessary to transact business at the special meeting. Abstentions will be counted as shares present for the purposes of determining the presence of a quorum. If a quorum is not present at the special meeting, we expect that the special meeting will be adjourned to a later date.

Required Vote

        Completion of the merger requires approval of the merger and the other transactions contemplated by the merger agreement by the affirmative vote of holders of a majority of our outstanding shares of common stock as of the record date for the special meeting. Each common stockholder is entitled to cast one vote on each matter presented at the special meeting for each share of common stock owned by the stockholder on the record date. Because the required vote for this proposal is based on the number of votes our common stockholders are entitled to cast rather than on the number of votes cast, failure to vote your shares (including failure to give voting instructions to your broker, bank or other nominee) and abstentions will have the same effect as voting against the proposal to approve the merger and the other transactions contemplated by the merger agreement.

        In addition, the approval of the non-binding, advisory proposal regarding the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and the approval of the proposal regarding any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement each requires the affirmative vote of a majority of the votes cast on the proposal. Approval of these proposals is not a condition to completion of the merger. For the purpose of these proposals, if a common stockholder fails to cast a vote on either of these proposals, in person or by authorizing a proxy, such failure will not have any effect on the outcome of such proposal. Abstentions are not considered votes cast and therefore will have no effect on the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger or the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        Accordingly, in order for your shares of common stock to be included in the vote, if you are a stockholder of record, you must either return the enclosed proxy card, authorize your proxy or voting instructions by telephone or Internet or vote in person at the special meeting. The vote of the holders of our preferred stock is not required to approve any of the proposals at the special meeting, and is not being solicited.

        As of the record date, our directors and executive officers owned and are entitled to vote an aggregate of approximately [    •    ] shares of our common stock, entitling them to exercise approximately [    •    ]% of the voting power of our common stock entitled to vote at the special meeting. Our directors and executive officers have informed us that they intend to vote the shares of our common stock that they own in favor of the proposal to approve the merger and the other transactions contemplated by the merger agreement, in favor of the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and in favor of the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        Concurrently with the execution of the merger agreement on December 14, 2015 and as contemplated by the merger agreement, Daniel L. Goodwin, one of our directors, entered into a voting agreement, which we refer to as the voting agreement. Pursuant to the voting agreement, Mr. Goodwin and certain of his affiliates agreed to vote all of the shares of the company's common stock beneficially owned by them in favor of approval of the merger and the other transactions contemplated by the merger agreement.

        Approximately 11,819,361 shares beneficially owned by Mr. Goodwin and his affiliates, or approximately [    •    ]% of the company's common stock outstanding as of the record date, are subject to the voting agreement.

        Votes cast by proxy or in person at the special meeting will be counted by the person appointed by us to act as inspector of election for the special meeting. The inspector of election will also determine whether a quorum is present at the special meeting.

How to Authorize a Proxy

        Holders of record of our common stock may vote or cause their shares to be voted by proxy using one of the following methods:

  •
  mark, sign, date and return the enclosed proxy card by mail;

  •
  authorize your proxy by telephone or by Internet by following the instructions included with your proxy card; or

  •
  appear and vote in person by ballot at the special meeting.

        Regardless of whether you plan to attend the special meeting, we request that you authorize a proxy to vote your shares of common stock as described above as promptly as possible.

        If you own common stock through a broker, bank or other nominee (i.e., in "street name"), you must provide voting instructions in accordance with the instructions on the voting instruction card that your broker, bank or other nominee provides to you, as brokers, banks and other nominees do not have discretionary voting authority with respect to any of the three proposals described in this proxy statement. You should instruct your broker, bank or other nominee as to how to vote your shares of common stock following the directions contained in such voting instruction card. If you have not received such voting instructions or require further information regarding such voting instructions, contact your broker, bank or other nominee who can give you directions on how to vote your shares of common stock. If you hold your shares of common stock through a broker, bank or other nominee and wish to vote in person at the special meeting, you must obtain a "legal proxy," executed in your favor, from the broker, bank or other nominee (which may take several days).

Proxies and Revocation

        If you authorize a proxy, your shares of common stock will be voted at the special meeting as you indicate on your proxy. If no instructions are indicated when you authorize your proxy, your shares of common stock will be voted in accordance with the recommendations of our board of directors. Our board of directors recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

        You may revoke your proxy at any time, but only before the proxy is voted at the special meeting, in any of three ways:

  •
  by delivering, prior to the date of the special meeting, a written revocation of your proxy dated after the date of the proxy that is being revoked to our Secretary at 814 Commerce Drive, Suite 300, Oak Brook, Illinois 60523;

  •
  by delivering to our Secretary a later-dated, duly executed proxy or by authorizing your proxy by telephone or by Internet at a date after the date of the previously authorized proxy relating to the same shares of common stock; or

  •
  by attending the special meeting and voting in person by ballot.

        Attendance at the special meeting will not, in itself, constitute revocation of a previously granted proxy. If you own shares of common stock in "street name," you may revoke or change previously granted voting instructions by following the instructions provided by the broker, bank or other nominee that is the registered owner of the shares.

Solicitation of Proxies

        We will bear the cost of solicitation of proxies for the special meeting. In addition to the use of mails, proxies may be solicited by personal interview, telephone, facsimile, e-mail or otherwise, by our officers, directors and other employees. We have engaged Innisfree to assist in the solicitation of proxies for a fee of $15,000, plus reimbursement of out-of-pocket expenses. We also will request persons, firms and corporations holding shares in their names, or in the names of their nominees, that are beneficially owned by others to send or cause to be sent proxy materials to, and obtain proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

Adjournments

        Although it is not currently expected, the special meeting may be adjourned for the purpose of soliciting additional proxies if the holders of a sufficient number of shares of common stock are not present at the special meeting, in person or by proxy, to constitute a quorum or if we believe it is reasonably likely that the merger and the other transactions contemplated by the merger agreement will not be approved at the special meeting when convened on [    •    ], 2016, or when reconvened following any adjournment.

THE MERGER

General Description of the Merger

        Under the terms of the merger agreement, Parent Parties will acquire the company and its subsidiaries through their ownership of Merger Sub and the merger of Merger Sub with and into the company. Under the merger agreement, Merger Sub will merge with and into the company, with Inland Real Estate Corporation continuing as the surviving entity.

Background of the Merger

        The board periodically reviews our business plan and the long-term strategy for achieving success under the plan considering developments in both the capital markets generally and real estate markets specifically. In recent years, the board has focused on the fact that the company's common stock has traded at a discount to the estimated market value of our assets and the multiples accorded the stock prices of its shopping center peers. Thus, the company's implied cost of equity capital has been higher than that of its peers. Further, (1) because the company has not been able to achieve an "investment grade" rating, management believed that the company's borrowing costs have generally been greater than these costs would have been had the company been able to achieve such a rating and (2) because of the concentration of shopping centers located in Cook County, Illinois, the board was focused on the possibility that property taxes with respect to its operations could rise significantly in the near future.

        In late 2014, representatives of Silver Portal Capital, which we refer to herein as Silver Portal, a real estate investment and merchant banking boutique which had in the past done work with the company, met with Messrs. Zalatoris (a director and the company's president and chief executive officer) and Brown (the company's executive vice president and chief financial officer). At this meeting, Silver Portal suggested that management consider strategic alternatives, particularly a transaction in which the company would go private.

        Between February and mid-April 2015, the company's management and representatives of Silver Portal had additional discussions regarding the company's strategic alternatives, particularly a transaction in which the company would go private.

        On April 16, 2015, at a regularly scheduled meeting of the board, called to, among other things, finalize the company's proxy statement for the upcoming 2015 annual meeting of its stockholders, Mr. Zalatoris informed the other board members of his discussions with Silver Portal and proposed to the board the possibility of engaging Silver Portal. The board engaged in a general discussion of the company's market position and potential strategic alternatives including whether to consider refocusing the company's business plan.

        On April 23, 2015, at a meeting of the board, Mr. Zalatoris provided the other board members with a copy of the presentation made to the company's management by Silver Portal. Mr. Zalatoris also informed the board that Silver Portal had indicated that two or three parties had contacted Silver Portal on an unsolicited basis to express interest in discussing a strategic transaction with the company, although these parties were not identified. At this meeting, the board continued the discussion from the previous board meeting with respect to the company's market position and potential strategic alternatives. The board did not make a decision with respect to engaging Silver Portal at either the April 16, 2015 or April 23, 2015 board meetings.

        On May 21, 2015, at a meeting of the board, the board considered engaging Silver Portal solely for the limited purpose of engaging in discussions with three parties, referred to herein as DRA, Party B and Party C, and a fourth party, which we refer to herein as Party D, and to ascertain whether any of these parties were interested in pursuing a potential strategic transaction with the company and, if so, the terms that such party was contemplating in connection therewith. In addition and given that BMO had, in early 2014, preliminary discussions with an additional party, which we refer to herein as Party

A, regarding Party A's potential interest in a strategic transaction involving the company, the board discussed engaging BMO for the limited purpose of contacting Party A to ascertain whether Party A was interested in pursuing a potential strategic transaction with the company and, if so, the terms that such party was contemplating in connection therewith. At the conclusion of the meeting, the board authorized the company to engage Silver Portal and BMO on the limited basis described above. At this time, the board was not interested in pursuing a strategic transaction and had not made a decision to engage in a full review of strategic alternatives, however, because of the information provided to it by Silver Portal, it was interested in understanding how the parties that had contacted Silver Portal had valued the company. As such, there was no reason to engage Silver Portal, BMO or any other financial advisor on a broader basis. The trading price of the company's common stock on the NYSE closed at $10.29 on May 21, 2015.

        On May 26, 2015, the company formally engaged BMO. On May 26, 2015, representatives of BMO and Party A discussed Party A's general view of the company. Party A advised BMO that Party A would update its due diligence and advise BMO if Party A was interested in pursuing discussions. During the months of June and July, Party A conducted due diligence on the company, including discussions with BMO and the company's senior management as well as property tours. As noted below, in early August Party A advised BMO that it was not interested in pursuing a strategic transaction. The terms of BMO's engagement are described in "—Opinion of Our Financial Advisor—Miscellaneous."

        On June 2, 2015, the company formally engaged Silver Portal. The terms of Silver Portal's engagement are described in "—Fees Payable to Financial Advisors."

        Between June 10, 2015 and June 29, 2015, representatives of Silver Portal had discussions with DRA, Party B, Party C and Party D. The discussions were general in nature and limited to an overview of the company's properties and business plan. On June 29, 2015, DRA signed a non-disclosure agreement with the company and was given access to a data room on July 10, 2015.

        On June 30, 2015, at a board meeting following the annual meeting of the company's stockholders, representatives of BMO updated the board on discussions with Party A. Silver Portal presented to the board a draft information memorandum that Silver Portal proposed to send to interested parties. In its discussion, the board took note of the potential involvement of management in a going private transaction. Following further discussion with Proskauer Rose, LLP, the company's outside counsel, which we refer to herein as Proskauer, and Venable LLP, the company's outside Maryland counsel, which we refer to herein as Venable, the board asked Mr. Zalatoris to recuse himself from the meeting and from any future discussions related to a potential strategic transaction. Thereafter, unless noted otherwise herein, Mr. Zalatoris did not participate in any board meetings where a possible strategic transaction was discussed.

        Between July 6, 2015 and July 10, 2015, Silver Portal provided access to a data room to Party C and Party D. On July 7, 2015, Silver Portal was advised by Party B that it was only interested in pursuing a transaction in which it would make a minority investment in connection with a transaction where an unrelated party would acquire a majority interest in the company. In July and August, Party C engaged in a due diligence review of the company, but informed Silver Portal on August 24, 2015 that it was not interested in pursuing a strategic transaction as noted below. In July, Silver Portal was also advised by Party D that it was not interested in pursuing a strategic transaction.

        Between July 16, 2015 and August 3, 2015, representatives of Silver Portal also engaged in discussions with DRA. The discussions focused on the company's business strategy and properties. On July 29, 2015, senior members of the company's management, along with representatives of Silver Portal, met with representatives of DRA in New York to further discuss the company's business plan and to gain insight into, among other things, DRA's history, investment strategy and objectives.

        On August 4, 2015, at a meeting of the board, representatives of Silver Portal updated the board on Silver Portal's discussions with interested parties and explained its expectation that DRA would submit an indication of interest once they had completed preliminary due diligence, including property tours. After Mr. Zalatoris and the representatives of Silver Portal were excused from the meeting, BMO joined the meeting and advised the board that Party A had determined not to submit an indication of interest in connection with a potential strategic transaction with the company. BMO also provided the board with a separate analysis of the company's performance, market and growth potential noting the difficulty the company faced due to many factors including its relatively high cost of capital.

        Between August 5, 2015 and August 20, 2015, representatives of Silver Portal, management and DRA continued to discuss the company and its business plan. Representatives of DRA also toured the company's properties in the Chicago and Minneapolis metropolitan areas but DRA did not make a formal proposal. During this period, representatives of Silver Portal, management and Party C continued to discuss the company.

        On August 21, 2015, at a meeting of the board, Silver Portal told the board that it expected DRA to provide an indication of interest and that Party C was unlikely to provide an indication of interest even though it was evaluating the opportunity. On August 24, 2015, Party C confirmed that it would not provide an indication of interest because the company's assets were too concentrated in the Midwest.

        On the morning of September 3, 2015, the board received a non-binding term sheet from DRA expressing its interest in acquiring all of the company's outstanding shares of common stock for $10.10 per share in cash. The trading price of the company's common stock on the NYSE closed at $8.26 on September 3, 2015. The term sheet requested a 30-day exclusivity period to negotiate a definitive agreement, and contemplated that the definitive agreement would contain (1) representations and warranties consistent with a private real estate portfolio transaction (as compared to a public corporate transaction), (2) a "no-shop" provision prohibiting the company from soliciting and negotiating other proposals to acquire the company (but would not contain a "go-shop" provision that would have allowed the company to solicit competing proposals for a limited period after the signing of a merger agreement), (3) a requirement that the company pay a $50 million termination fee to DRA in certain circumstances, including when the merger agreement is terminated to accept a superior proposal or because the board changes its recommendation, (4) no financing contingencies and (5) a limit on the company's ability to pay dividends in excess of the minimum needed to comply with REIT tax requirements. DRA also provided a draft merger agreement. The draft merger agreement provided by DRA raised, in our view, numerous issues, including, among other things, (1) concern regarding certainty of closing in light of conditions relating to third party consents, regulatory approvals and the need for employment agreements with certain employees, (2) did not contain a "go-shop" and contained fiduciary-out provisions that were overly restrictive on the company and not consistent with market practice, (3) contained extremely broad representations that were not consistent in scope with representations typically given in a public company transaction, (4) provided broad termination rights to DRA in the event of any breaches of representations, warranties and covenants, (5) no customary provisions regarding the financing that DRA contemplated in connection with the transaction and (6) numerous interim operating covenants which would broadly limit the company's ability to operate in the ordinary course.

        From September 3, 2015 until DRA was granted exclusivity on November 17, 2015, DRA insisted that it would not complete its diligence or fully negotiate a merger agreement until it was granted exclusivity. Throughout this period, the board was determined to ensure that an effective "market check" was implemented either through the inclusion of (1) a "go shop" period and fiduciary-out provisions that were not overly preclusive for potential competing acquirers or (2) a pre-signing

"market check" and fiduciary-out provisions that were not overly preclusive for potential competing acquirers.

        On September 3, 2015, the board met to discuss the proposal and its terms with representatives of Silver Portal, Proskauer and Venable. Venable provided the board with an overview of the directors' duties under Maryland law in the case of an all-cash "change of control" transaction. Proskauer and Venable further discussed with the board (1) the terms of the merger agreement and the term sheet, particularly focusing on the issues noted above in the discussion of the draft merger agreement circulated by DRA, (2) the potential issues raised by entering into a merger agreement that did not provide for a "go-shop" period given DRA's request for exclusivity and the process that had so far been conducted, (3) the potential issues raised by having a $50 million termination fee given the size of the proposed transaction and (4) the potential issues that could ensue if the company's current management joined DRA after the transaction was consummated. At the meeting, the board asked Silver Portal and management to prepare an analysis of the proposal and scheduled a meeting to continue the discussion.

        On September 12, 2015, at a meeting of the board, representatives of Silver Portal as well as members of the company's senior management provided the board with a financial analysis of DRA's proposal, including from a historical basis based on the company's past closing share prices and an analysis of the major differences between management's estimate of per share net asset value, or NAV, and the proposed price offered by DRA. Discussion focused on the fact that the proposed per share offer price was approximately $1.90 per share less than management's internal estimate of NAV which had been previously presented to the board. The board viewed NAV as a particularly valuable metric to consider in analyzing the value of the company in connection with a change of control transaction because, in its view, the trading prices of publicly-traded REITs were in general depressed. Silver Portal was of the view that pursuing a transaction with DRA was the most effective way to maximize value to the company's stockholders instead of pursuing other strategic alternatives including remaining as an independent company. After excusing representatives of Silver Portal and management, Venable again summarized the duties imposed on the board members under Maryland law in the case of an all-cash change of control transaction, as well as the potential issues raised by entering into an agreement that did not provide a "go-shop" period and that contemplated a termination fee that was disproportionately large in relation to the dollar value of the transaction. The board discussed the potential transaction and board members expressed significant concerns relating to the adequacy of the consideration in DRA's proposal. The board also discussed alternatives to pursuing a transaction with DRA including refocusing the company's strategic plan with potential changes in management along with the risks of a new strategy and practical limits on the company's ability to fund any strategic repositioning due to its higher than peer cost of capital.

        On September 18, 2015, the board met to further discuss DRA's proposal, including the differences between DRA's proposal and management's estimate of NAV, with representatives of Silver Portal and management. As part of their presentation to the board, representatives of management presented a revised estimate of NAV, which had been reduced by $0.99 per share. After excusing the representatives of Silver Portal and management, the board further discussed the response to DRA. In line with management's revised estimate of NAV and upon consideration of the other alternatives available to it, the board authorized Mr. D'Arcy to make a counter proposal to DRA's proposal at $11.00 per share and to note the need to further discuss certain terms of the term sheet, including the need for a "go-shop" right and a reduction in the termination fee. The trading price of the company's common stock on the NYSE closed at $8.18 on September 18, 2015. The board also continued discussions of implementing a new strategic plan with potential changes in management. As part of the decision to counter DRA's proposal, the board discussed the desirability of engaging an additional financial advisor to provide another view regarding DRA's proposal and other strategic alternatives before engaging in more definitive negotiations with DRA. Mr. D'Arcy was asked to seek proposals from potential financial advisors.

        On September 21, 2015, on a teleconference with Brian Summers, the managing director and chief financial officer of DRA, Mr. D'Arcy and representatives of Silver Portal presented the company's counter proposal of $11.00 per share, which was not accepted by DRA.

        On September 25, 2015, at a meeting of the board, representatives of Silver Portal provided an update on the discussions with DRA. Mr. Zalatoris noted that management would be further updating its analysis of NAV based on DRA's analysis. No action was taken pending receipt of further analysis from management.

        On September 28, 2015, a subset of the board consisting of Messrs. D'Arcy, McAuley and Goodwin, discussed additional analysis provided by Silver Portal and a revised estimate of NAV prepared by management reflecting an additional decline of $0.50 per share from its original estimate.

        During the period from September 19, 2015 to September 30, 2015, Mr. D'Arcy interviewed third party firms to serve as an additional financial advisor to the company and the board, including BMO.

        On September 30, 2015, at a meeting of the board, the board authorized engaging BMO to serve as a financial advisor to the company and its board to further evaluate DRA's proposal and to assist the board in evaluating strategic alternatives, including contacting other possible counter-parties for a strategic transaction and to render a fairness opinion on a transaction if requested by the board. In authorizing BMO's engagement, the board took into account BMO's familiarity with the company and its expertise and experience in the REIT industry and in public company transactions. On October 6, 2015, the company and BMO entered into an engagement letter.

        On October 1, 2015, Messrs. D'Arcy, McAuley and Goodwin, as well as representatives of BMO, Silver Portal and Proskauer met in person near the company's office with representatives of DRA to discuss DRA's proposal and the company's counter proposal. The discussion focused primarily on the gap between the board's view of value and DRA's view of value as reflected by its initial proposal. The representatives of DRA explained in further detail its interest in the company and its management team. The representatives of DRA confirmed that DRA had no commitments to any of the company's management team and that despite the provisions of the original term sheet, the transaction would not be contingent on employment agreements with management. At the end of the meeting, DRA indicated that it was prepared to increase its proposal to $10.25 per share.

        On October 9, 2015, at a meeting of the board, representatives of BMO made a presentation regarding the DRA proposal and other strategic alternatives, including (1) maintaining the company's current strategic plan, (2) engaging in a publicly-announced strategic repositioning, potentially with certain management changes, (3) exiting certain joint venture investments, (4) continuing discussions with DRA on an exclusive basis and (5) continuing discussions with DRA while soliciting interest from additional parties. The Board and BMO discussed that the company's current cost of capital did not support external growth, that the company's portfolio had limited internal growth prospects and that exiting one of the company's joint ventures would be dilutive in the near term even though it could provide significant capital for future growth. The trading price of the company's common stock on the NYSE closed at $8.60 on October 9, 2015. The board discussed making a counter proposal at $10.75 per share, but deferred the decision to make a formal counter proposal until after a subsequent meeting at which the board would further discuss the transaction process and Proskauer would present a more detailed analysis of the non-economic terms of the proposed transaction.

        On October 11, 2015, at a meeting of the board, representatives of Proskauer and Venable reviewed in detail the material issues in the draft merger agreement prepared by DRA. As noted above, there were significant issues in the draft merger agreement. This review and the ensuing discussion resulted in the board concluding that either significant changes would be required to revise the draft merger agreement prepared by DRA, or the board would have to instruct Proskauer to prepare a merger agreement that was more consistent with market practice in public company transactions. In addition, the board, Proskauer and Venable further discussed the importance of obtaining a customary "go-shop" provision and having a lower termination fee. After the discussion was completed, the board authorized Mr. D'Arcy and BMO to present a counter proposal of $10.75 per share on terms including a customary "go-shop" provision, a termination fee not to exceed $30 million, conditions and representations consistent with a public corporate transaction (as compared to a private real estate portfolio transaction which typically contain more extensive representations) and appropriate remedies for the company in case of a breach by DRA.

        On October 13, 2015, Mr. D'Arcy and representatives of BMO presented the counter proposal to representatives of DRA.

        On October 15, 2015, Mr. D'Arcy received a revised non-binding term sheet from DRA to acquire all of the company's outstanding shares of common stock for $10.50 per share in cash. The trading price of the company's common stock on the NYSE closed at $8.67 on October 15, 2015. The revised term sheet included a new provision requiring the company to pay all fees due to Silver Portal, BMO and other advisors to the company. The revised term sheet reiterated DRA's request for a 30-day exclusivity period to negotiate a definitive agreement, and contemplated that the definitive agreement would contain (1) representations and warranties consistent with a private real estate portfolio transaction (as compared to a public corporate transaction), (2) a limited "go-shop" provision permitting the company to solicit superior proposals for 21 days following the signing of the merger agreement, (3) a requirement that the company pay a $40 million termination fee to DRA in certain circumstances, including when the merger agreement is terminated to accept a superior proposal or because the board changes it recommendation, (4) no financing contingencies and (5) a limit on the company's ability to pay dividends in excess of the minimum needed to comply with REIT tax requirements. DRA did not provide a revised draft of the merger agreement reflecting the revised terms and the term sheet did not address the concerns the company had expressed to DRA regarding, among other things, the certainty of closing.

        On October 16, 2015, at a meeting of the board, the board discussed the revised term sheet with BMO, Proskauer and Venable. The discussion in particular focused on (1) the fact that DRA's revised proposal did not satisfy the financial parameters desired by the board with respect to the price per share, (2) the fact that a 21-day "go-shop" period was unusually short and not consistent with market practice, (3) the size of the termination fee was too large, (4) the need to clarify how DRA was going to finance the transaction and (5) the restrictions on the payment of dividends prior to closing. Representatives of BMO, Proskauer and Venable also noted the provision included for the first time in the revised term sheet requiring the company pay all fees due to Silver Portal, BMO and other advisors to the company, including Proskauer and Venable. It was unclear from the term sheet to the board and its advisors whether the obligation to pay these fees meant that DRA's proposal was for $10.50 per share or if it was to be viewed as $10.50 per share less these costs, which would result in the stockholders receiving less than $10.50 per share. After further discussion, the board authorized Mr. D'Arcy and BMO to present a counter proposal of $10.75 per share explicitly contemplating that all fees due to Silver Portal, BMO and other advisors to the company, including Proskauer and Venable, would not reduce the amount paid to stockholders and including a customary "go-shop" provision with a longer period to solicit superior proposals, a termination fee not to exceed $30 million and conditions and representations consistent with a public corporate transaction (as compared to a private real estate portfolio transaction which typically contain more extensive representations).

        The counter proposal was presented to DRA at a meeting between Mr. D'Arcy and representatives of DRA and BMO shortly after the board meeting. Between October 16, 2015 and October 19, 2015, Mr. D'Arcy and Mr. Summers engaged in a series of phone calls discussing the economics of the transaction and exchanged ideas on potential solutions for closing the gap between DRA's proposal and the company's counter proposal. Mr. Summers confirmed that DRA's previous proposal of $10.50 per share contemplated that stockholders would receive the net between $10.50 and the costs incurred by the company for its various advisors. Mr. Summers explained that the effect of DRA's position with respect to the payment of dividends in the period between signing and closing was that the company would not be permitted to pay dividends between signing and closing. Mr. D'Arcy told Mr. Summers that neither the limit on payment of dividends upon signing the merger agreement nor the purchase price being reduced for advisor expenses was acceptable and encouraged Mr. Summers to submit a proposal closer to the company's counter proposal. On October 20, 2015, DRA presented a revised term sheet in substantially identical form to the term sheet of October 15, 2015, except the proposed price per share of common stock was increased to $10.60 per share net to stockholders.

        On October 21, 2015, at a meeting of the board, the board discussed the revised proposal with representatives of BMO, Proskauer and Venable. The board remained concerned with the short "go-shop" period and the size of the termination fee. As a result of these concerns and the inability to close the gaps despite extensive discussion with DRA, the board further discussed pursuing other alternatives to a transaction with DRA, including soliciting other bidders or engaging in a publicly-announced strategic repositioning, potentially with certain management changes. The board discussed that pursuing strategic alternatives other than a sale transaction involving DRA or another bidder would likely take time to produce an increase in value to stockholders and would expose the company to execution risk. After the discussion was completed, the board authorized Mr. D'Arcy and BMO to communicate to DRA that the price per share was generally acceptable to the board, but that outstanding issues with respect to the "go-shop," the termination fee, the conditionality of the merger agreement and restrictions on the company's ability to pay dividends would need to be resolved before the negotiations could progress and exclusivity was granted to DRA.

        From October 22, 2015 to October 28, 2015, Mr. D'Arcy, along with representatives of BMO and Proskauer, continued to negotiate the terms of DRA's proposal with Mr. Summers and DRA's counsel, Blank Rome, LLP, which we refer to herein as Blank Rome. During that period, representatives of Proskauer and Blank Rome also held a teleconference to discuss the merger agreement. Although in the course of these negotiations the parties agreed on various items, including with respect to certain of the conditions in the merger agreement, and DRA agreed to obtain commitment letters with respect to its financing, certain issues that were fundamental to the board remained unresolved. In particular, even though DRA agreed to a 30-day "go-shop" period, the parties disagreed as to whether the termination fee payable for a qualified "go-shop" bidder (i.e., a bidder that materialized during the "go-shop" period) would be different than the termination fee payable to parties that materialized after the "go-shop" period. In addition, DRA did not agree with the company's position that dividends would be payable in accordance with past practice through the closing of the merger, effectively lowering the value of the proposal. These disagreements resulted in the company being uncomfortable from both an economic and fiduciary perspective with DRA's proposal and with granting DRA exclusivity.

        On October 23, 2015 and October 24, 2015, BMO had calls with two other parties that had contacted certain members of the board. Specifically, one party, which we refer to herein as Party W, orally expressed an interest in considering a transaction in which it would acquire all of the company's outstanding shares of common stock in the range of $11.00 per share in cash, which was subsequently confirmed in a written indication of interest to the company on October 27, 2015. Party W further indicated that its proposal was a preliminary and non-binding expression of interest based solely on publicly available information and that further diligence would be required to formalize a proposal. The second party, which we refer to herein as Party X, orally expressed an interest in acquiring the company but did not provide any indication of pricing.

        On October 26, 2015, at a meeting of the board, representatives of Proskauer summarized their conversations with Blank Rome. The discussion focused again on soliciting other potential bidders either through a publicly-announced process or through a targeted-process. One of the considerations that the board took into account was whether engaging in a pre-signing "market check" would result in DRA abandoning a potential transaction. BMO also provided the board with its view of pursuing each strategy.

        On October 27, 2015, at a meeting of the board, representatives of BMO advised the board of the two unsolicited indications of interest and its discussions with Party W and Party X. BMO stated that, after further discussions, Party X concluded that it was not interested in making a proposal in a price range that would be acceptable to the board. On October 28, 2015, Party W and the company entered into a non-disclosure agreement allowing Party W access to a data room.

        On October 28, 2015, at a meeting of the board, the board was updated by representatives of BMO on its discussions with Party W, and engaged in discussion with representatives of BMO and Proskauer regarding the desirability of conducting a formal, targeted "market check" and the potential impact on discussions with DRA. Despite concerns regarding DRA's response the board determined that, in light of the interest from Party W and the inability to make progress on the termination fee and go-shop provisions with DRA, it was advisable to solicit interest from potential financial and strategic buyers. As such, the board authorized BMO to begin soliciting interest and authorized Proskauer to prepare an auction draft merger agreement to be used for all interested parties. At this meeting, BMO also noted that Party W was engaged in site tours and contemplated making a formal proposal.

        On October 29, 2015, Mr. D'Arcy apprised Mr. Summers of DRA of the board's decision to solicit other potential parties. Mr. D'Arcy also noted to Mr. Summers that engaging in a pre-signing "market check," would give the company flexibility to evaluate the continuing need for a "go-shop" provision if negotiations with DRA continued.

        During the period from October 29, 2015 to November 9, 2015, BMO contacted 15 parties (excluding Party W and DRA) who BMO believed were credible potential buyers of the company, ten of whom received a process letter and entered into non-disclosure agreements. Three of the parties contacted declined up front to participate in the process.

        On November 3, 2015, at a meeting of the board, representatives of BMO updated the board on the status of the solicitation efforts. BMO added that DRA continued to review material in the data room and had sent the company a list of legal due diligence questions that management was reviewing.

        On November 5, 2015, BMO followed up with another status report to the board with respect to the solicitation efforts.

        On November 9, 2015, four parties submitted, or maintained, indications of interest to BMO as follows: (1) DRA, on substantially the same terms submitted on October 21, 2015; (2) Party W, verbally, in the range of $9.00-9.50 per share despite its earlier indication of an $11.00 per share range; (3) another party, which we refer to herein as Party Y, in the range of $10.50-10.75 per share; and (4) another party, which we refer to herein as Party Z, stating that it was only interested in acquiring a portion of the company's assets for approximately $667 million. The trading price of the company's common stock on the NYSE closed at $8.65 on November 9, 2015.

        On November 10, 2015, at a meeting of the board, representatives of BMO summarized the preliminary indications of interest received noting that (1) Party W's bid was significantly lower than its initial indication of interest of $11.00 per share, (2) Party Y's indication was based solely on a review of material in the data room and management's assumptions, and therefore there was significant risk that Party Y would not be in a position to make a definitive bid in a timely fashion within a range of values acceptable to the company and (3) Party Z's bid was not for the entire company. In addition, BMO noted that none of the other solicited parties had come forth with an indication of interest. BMO advised the board that in BMO's view, the process represented a reasonable market check of likely potential buyers, and that DRA's proposal, which had remained consistent during the course of the process, remained an attractive proposal taking into account price and certainty of execution. Nonetheless, the board decided against granting exclusivity to DRA until further progress was made on the terms of the proposed merger agreement. As such, the board authorized Proskauer to send the draft auction merger agreement that it had prepared to Blank Rome requesting a mark-up or detailed issues list.

        On November 11, 2015, Blank Rome sent Proskauer a material issues list which, among other things, noted that (1) representations and covenants regarding DRA's financing commitments should be deleted, (2) if the merger agreement was terminated due to a breach by the company of its representations and covenants, the termination fee plus out-of-pocket expenses should be payable, and (3) the company not pay dividends in the period between signing and closing.

        On November 12, 2015, Proskauer and Blank Rome discussed the material issues in the merger agreement identified by Blank Rome. Blank Rome indicated to Proskauer that, with respect to major points and except as otherwise noted in their material issues list, DRA was generally in agreement with the terms and conditions of the draft merger agreement submitted by Proskauer.

        Despite the limited number of issues, the board remained particularly concerned with DRA's position that the company suspend dividend payments between signing and closing (which could reduce value by approximately $0.12-0.16 per share assuming three to four months between signing and closing) and DRA's unwillingness to obtain financing commitment letters to support its funding. Between November 10, 2015 and November 14, 2015, Mr. D'Arcy and BMO had a number of conversations with Mr. Summers regarding these items. Ultimately, in order to obtain exclusivity, DRA agreed that it would obtain financing commitment letters and allow the company to continuing paying regular monthly dividends in the same amounts as had historically been paid except for payments during the stub period.

        On November 17, 2015, at a meeting of the board, BMO advised the board that BMO had informed Party Y, at the board's direction, that its indication of interest was not compelling and that Party Y had not engaged in meaningful due diligence to that point and therefore the company would not be continuing negotiations with Party Y at that time. BMO further advised that none of the other solicited parties had come forth with revised or new indications of interest. Proskauer also provided a summary of the ongoing discussions with Blank Rome and DRA regarding the terms of DRA's debt financing commitment and the other issues raised by Blank Rome and DRA. Representatives of Proskauer advised the board that, in Proskauer's view, all the issues identified by Blank Rome and DRA could likely be resolved if the parties engaged in active negotiation. Following discussion, the board authorized the company to enter into a 21-day exclusivity agreement with DRA. Later that day, the company and DRA entered into a 21-day exclusivity agreement which was subsequently amended on December 8, 2015 to extend exclusivity through December 15, 2015.

        From November 17, 2015 to December 14, 2015, DRA and Blank Rome performed additional diligence and negotiated the merger agreement with the company and Proskauer. During this period, DRA and Blank Rome also negotiated debt financing commitment letters with Wells Fargo (DRA's lender) and its counsel.

        On the morning of November 24, 2015, Blank Rome sent Proskauer a revised draft of the merger agreement. This revised draft merger agreement was generally consistent with the issues list provided by Blank Rome, except that it contained a condition with respect to obtaining certain third party consents without detailing the consents to be required and DRA had deleted the representations and covenants with respect to financing. Later that day, at a meeting of the board, representatives of Proskauer updated the board on the revised draft merger agreement.

        On November 25, 2015, BMO updated the board on conversations with DRA during which DRA confirmed that (1) it expected to obtain a debt financing commitment prior to signing the merger agreement and (2) the third party consent upon which it was conditioning the transaction was a certain consent of the company's joint venture partner, PGGM Private Real Estate Fund, which we refer to as PGGM. In the following days, DRA also requested that Mr. Goodwin enter into a voting agreement to vote in favor of approval of the merger with respect to shares of the company's common stock beneficially owned by him. This agreement was subsequently negotiated between DRA, Blank Rome, Mr. Goodwin and his counsel that was not otherwise involved in the merger.

        On November 30, 2015, representatives of the company, Proskauer and Blank Rome met to negotiate the merger agreement. Among the issues negotiated were (1) the DRA affiliated entities that would be parties to the merger agreement, (2) the scope of the real estate representations and the scope of the interim operating covenants, (3) the need for a certain consent of PGGM and (4) whether the termination fee was payable by the company if the agreement was terminated due to breaches of representations and covenants by the company. At this meeting, Blank Rome also addressed one of the board's concerns by stating that DRA was planning on obtaining a debt financing commitment letter on terms more consistent with market practice for a public company transaction.

        On December 1, 2015, at a meeting of the board, representatives of BMO and Proskauer updated the board on the negotiations with Blank Rome. BMO also advised the board that DRA had indicated that, in lieu of an equity commitment letter, a DRA affiliated fund with significant assets would be party to the agreement and as such BMO had requested financial statements for that fund. Finally, Mr. Goodwin advised the board of DRA's request that he enter into a voting agreement to vote in favor of approval of the merger with respect to shares of the company's common stock beneficially owned by him.

        On December 2, 2015, Proskauer sent a revised draft of the merger agreement to Blank Rome. During that day and the next several days, the parties and their advisors continued discussions regarding the terms of the merger agreement on various teleconferences. During these discussions, the company agreed that, rather than have a condition in the merger agreement with respect to a certain consent of PGGM, the parties would obtain such consent from PGGM prior to executing the merger agreement. As a result, DRA, PGGM and the company engaged in discussions over the next several days.

        On December 4, 2015, at a meeting of the board, representatives of BMO and Proskauer updated the board on the ongoing progress of discussions with Blank Rome regarding issues in the merger agreement and with DRA regarding financing commitments. The board and the representatives of BMO and Proskauer also discussed in detail DRA's request that the requested consent of PGGM be obtained prior to executing the merger agreement and the effect this request could have on the timing of executing the merger agreement given that PGGM had stated that such consent required the approval of its investment committee, which was likely to take at least two weeks.

        On December 7, 2015, DRA provided the company with a draft debt commitment letter. Upon review, BMO and Proskauer noted that the draft debt commitment letter was a real estate financing commitment letter and not in line with the types of commitment letters typically obtained in connection with the acquisition of a public company.

        On December 8, 2015, at a meeting of the board, representatives of BMO and Proskauer updated the board on the ongoing progress of discussions with Blank Rome regarding issues in the merger agreement and the terms of the draft debt commitment letter. Discussion focused on the fact that the draft debt commitment letter included conditions that, while customary for a private real estate portfolio transaction, were not consistent with those typical of a public corporate transaction. In light of these issues, the board directed Proskauer and BMO to urge DRA to improve the terms of the debt commitment letter and to propose a reverse termination fee to protect the company against the contingency that the debt commitment would not be available for DRA to fund its obligations at closing. The board was also updated on the discussions between DRA and PGGM and the fact that PGGM still needed additional time to obtain approval of its investment committee for the consent requested.

        On December 10, 2015, Mr. D'Arcy, Mr. Summers and representatives of Proskauer, DRA and Blank Rome met to discuss the merger agreement at Blank Rome's offices. The issues discussed at the meeting included (1) the company's request for a $100 million reverse termination fee if DRA failed to close when the conditions to close were satisfied, (2) DRA's request that a certain consent from PGGM be obtained prior to execution of the merger agreement, and (3) DRA's request that the termination fee be payable in the event the merger agreement was terminated due to a breach by the company of its representations or covenants. At the meeting, DRA agreed (1) to a $100 million reverse termination fee, (2) that the requested PGGM consent would not need to be obtained prior to execution of the merger agreement and (3) that only expenses up to $5 million (and no other termination fee) would be payable to DRA if the merger agreement was terminated due to a breach by the company of its representations or covenants. DRA and Blank Rome also agreed that they would work to improve the terms of the debt financing commitment letter.

        On December 11, 2015, Proskauer sent Blank Rome a revised draft of the merger agreement incorporating the terms discussed during the meeting the previous day.

        On December 12, 2015, at a meeting of the board, Mr. D'Arcy and representatives of BMO and Proskauer updated the board on the status of the merger agreement and the debt commitment letter.

        Revised drafts of the merger agreement were exchanged between the parties several times between December 12, 2015 and December 14, 2015. Between December 11, 2015 and December 14, 2015, DRA and Wells Fargo and their respective counsel also negotiated the terms of the debt financing commitment letter. Proskauer and the company also participated in some of these discussions.

        On December 14, 2015, at a meeting of the board, representatives of Venable, Proskauer and BMO made presentations as described below in connection with the board's assessment as to whether the terms and provisions of the merger agreement negotiated with DRA were fair and advisable to, and in the best interests of, the company and its stockholders. First, Venable again summarized the duties of the board members under Maryland law in the case of an all-cash change of control transaction. Next, representatives of Proskauer summarized in detail the material terms of the merger agreement and the proposed resolutions adopting and approving the merger agreement and the merger. The representatives of Proskauer also discussed negotiations since December 12, 2015 to remove certain conditions from DRA's debt financing commitment, noting that significant improvement had been made in certain respects although significant risks remained. The board discussed the degree to which the reverse termination fee and other provisions in the merger agreement mitigated the risks related to the conditionality of the debt financing commitment. Finally, representatives of BMO reviewed a presentation supporting their opinion to the board as to the fairness, from a financial point of view, of the consideration to be paid by DRA to the company's stockholders in the merger as of December 14, 2015. Mr. Goodwin discussed the status of the voting agreement, noting that the terms had been finalized. BMO then rendered an oral opinion to the board, subsequently confirmed by delivery of a written opinion, dated December 14, 2015 that, as of that date, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by BMO as set forth in its written opinion, the cash merger consideration of $10.60 per share to be received by the holders of the company's common stock pursuant to the merger agreement was fair from a financial point of view to such holders. After discussion, the board unanimously determined that the terms and provisions of the merger agreement negotiated with DRA were fair and advisable to, and in the best interests of, the company and its stockholders, unanimously approved the merger agreement and the transactions contemplated by the merger agreement, including the merger, and unanimously resolved to recommend that the company's stockholders vote to approve the transactions contemplated by the merger agreement, including the merger. The trading price of the company's common stock on the NYSE closed at $9.94 on December 14, 2015.

        The parties to the merger subsequently executed and delivered the merger agreement late in the evening on December 14, 2015.

        On the morning of December 15, 2015, before the opening of trading on the NYSE, the company issued a press release announcing the merger.

Reasons for the Merger

        In reaching its decision to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement and to recommend approval of the merger and the other transactions contemplated by the merger agreement to our common stockholders, our board of directors consulted with our senior management team, as well as our outside legal and financial advisors and considered a number of factors, including the following material factors which our board of directors viewed as supporting its decision to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement and to recommend approval of the merger and the other transactions contemplated by the merger agreement to our common stockholders:

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  our board of directors' knowledge of the business, operations, financial condition, earnings and prospects of the company, as well as its knowledge of the current and prospective environment in which the company operates, including economic and market conditions and tax obligations;

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  the belief that the merger would be more favorable to our stockholders than other strategic alternatives available to the company, including remaining an independent public company and engaging in an internal reorganization, and the risks and uncertainty of remaining an independent public company, given that the company's common stock had traded at a discount to the estimated market value of our assets, the multiples accorded to the stock prices of our shopping center peers, the inability to achieve an "investment grade" rating management causing the borrowing costs of the company to generally be greater than the costs would have been had the company been able to achieve such a rating, and, because of the concentration of shopping centers located in Cook County, Illinois, the possibility that property taxes with respect to the company's operations could rise significantly in the near future;

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  the current and historical trading prices for our common stock, and the fact that the cash merger consideration of $10.60 per share represented a premium of approximately 6.6% over our closing stock price on December 14, 2015, the last trading day prior to the public announcement of the merger agreement, and a premium of approximately 11.5% and 15.9% over the volume weighted average prices of our common stock over the 30-day and 60-day periods ended December 14, 2015;

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  in light of the discussions the company had with other potential counterparties and the understanding of our board of directors of the capability and likelihood for other potential counterparties to emerge (see the section entitled "—Background of the Merger" beginning on page 29 of this proxy statement), our board of directors did not believe that it was likely that another party would make or accept an offer to engage in a transaction with us that would be more favorable to the company and its stockholders than the merger;

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  the oral opinion of BMO, which was subsequently confirmed by delivery of a written opinion, dated December 14, 2015 that, as of that date, and based upon and subject to the various assumptions made, procedures followed, matters considered and qualifications and limitations on the scope of review undertaken by BMO as set forth in its written opinion, the cash merger consideration of $10.60 per share to be received by the holders of our common stock pursuant to the merger agreement was fair, from a financial point of view, to such holders (see "—Opinion of Our Financial Advisor");

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  the course of negotiations between us and DRA resulting in a price per share of our common stock that was higher than the original offer price from DRA;

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  the high probability that the merger would be completed based on, among other things, the fact that the terms of the merger agreement contained a limited number of conditions, DRA's proven ability to complete large acquisition transactions on the agreed terms and DRA's experience and reputation in the real estate industry;

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  the ability to complete the merger within a reasonable period of time, including the likelihood of receiving the approval of the company's stockholders necessary to complete the transaction in a timely manner;

  •
  the fact that the Parent Parties obtained the debt commitment letter described under "—Financing," agreed to maintain an aggregate net worth of at least $850 million and liquid assets of at least $750 million and agreed that the company would be entitled to (i) seek specific performance of the Parent Parties' obligations to consummate the merger or (ii) collect a reverse termination fee from Parent in an amount equal to $100 million (representing approximately 9.4% of the company's equity value, based on the merger consideration payable in certain circumstances in connection with the merger) in the event that the Parent Parties are unable to consummate the merger or, subject to a cure right, if the Parent Parties breach the covenants, representations and warranties relating to their maintenance of net worth and liquid assets;

  •
  the terms and conditions of the merger agreement, which were reviewed by our board of directors with our financial and legal advisors, and the fact that such terms were the product of arm's-length negotiations between the parties;

  •
  the fact that the company is permitted under the merger agreement to declare and pay regular monthly cash dividends to its stockholders for full monthly periods prior to the consummation of the merger in accordance with past practice;

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  our ability, under the merger agreement, to participate in discussions or negotiations with third parties relating to unsolicited alternative acquisition proposals if our board of directors determines, after consultation with advisors, that an acquisition proposal constitutes or would reasonably be expected to lead to a superior proposal;

  •
  our board of directors' ability, under the merger agreement, to withdraw, qualify, modify or amend its recommendation that our common stockholders vote to approve the merger and the other transactions contemplated by the merger agreement under certain circumstances, subject to our paying a termination fee of $30 million plus expenses up to $5 million if Parent elects to terminate the merger agreement;

  •
  our ability to terminate the merger agreement under certain circumstances in order to enter into a definitive agreement providing for a superior proposal if our board of directors determines, after consultation with advisors and after taking into account any changes to the terms of the merger agreement proposed by Parent, that the superior proposal continues to be a superior proposal, upon payment of a termination fee of $30 million plus expenses up to $5 million;

  •
  the fact that the all cash merger consideration will provide our stockholders with immediate fair value, in cash, for all of their shares of common stock; and

  •
  the fact that the merger would be subject to the approval of our common stockholders, and our common stockholders would be free to reject the merger by voting against the merger for any reason, including if a higher offer were made prior to the stockholders meeting (although we may be required to pay a termination fee under certain circumstances if we subsequently enter into a definitive agreement relating to, or to consummate, an acquisition proposal).

        Our board of directors also considered the following potentially negative factors in its consideration of the merger agreement and the merger:

  •
  the merger would preclude our stockholders from having the opportunity to participate in the future performance of our assets, future potential earnings growth, future potential appreciation of the value of our common stock or future dividends that could be realized depending on our future performance;

  •
  the significant costs involved in connection with entering into and completing the merger and the substantial time and effort required to consummate the merger and related disruptions to our business;

  •
  the restrictions on the conduct of our business prior to the completion of the merger, which could delay or prevent us from undertaking business opportunities that may arise pending completion of the merger;

  •
  the pending merger or failure to complete the merger may cause harm to relationships with our joint venture partners, employees, tenants and other third parties and may divert management and employee attention away from the day-to-day operation of our business;

  •
  our inability to solicit competing acquisition proposals and the possibility that the $30 million termination fee plus up to $5 million in expenses payable by us upon the termination of the merger agreement could discourage other potential bidders from making a competing bid to acquire us;

  •
  the possibility that the merger might not be completed or might be unduly delayed because the company's stockholders might not approve the merger and the other transactions contemplated by the merger agreement or other factors outside of our control;

  •
  the risk that the merger might not be completed and the effect of the resulting public announcement of termination of the merger agreement on the market price of our common stock and our operating results, particularly in light of the costs incurred in connection with the transaction;

  •
  the terms of the debt commitment letter obtained by DRA, including the conditions contained therein;

  •
  the possible effects of the announcement or consummation of the merger, including any suit, action or proceeding initiated in respect of the merger;

  •
  the fact that an all-cash merger would be taxable to our stockholders for U.S. federal income tax purposes;

  •
  the fact that, under Maryland law and our charter, our stockholders are not entitled to appraisal rights, dissenters' rights or similar rights of an objecting stockholder in connection with the merger; and

  •
  the fact that some of our directors and executive officers have interests in the merger that may be different from, or in addition to, our stockholders generally (see "—Interests of Our Directors and Executive Officers in the Merger").

        The foregoing discussion of the factors considered by our board of directors is not intended to be exhaustive, but rather includes the material factors considered by our board of directors. In reaching its decision to approve the merger, the merger agreement and the other transactions contemplated by the merger agreement, our board of directors did not quantify or assign any relative weights to, and did not make specific assessments of, the factors considered, and individual directors may have given different weights to different factors. Our board of directors did not reach any specific conclusion with respect to any of the factors or reasons considered.

        The above factors are not presented in any order of priority. The explanation of the factors and reasoning set forth above contain forward-looking statements and should be read in conjunction with the section of this proxy statement entitled "Cautionary Statement Regarding Forward-Looking Statements."

Recommendation of Our Board of Directors

        Our board of directors has unanimously approved the merger agreement, the merger and the other transactions contemplated by the merger agreement, and has determined that the merger agreement, the performance by Inland Real Estate Corporation of its obligations under the merger agreement and the consummation, on substantially the terms and conditions set forth in the merger agreement, of the merger and the other transactions contemplated by the merger agreement, are advisable and in the best interests of, Inland Real Estate Corporation. Our board of directors recommends that you vote "FOR" the proposal to approve the merger and the other transactions contemplated by the merger agreement, "FOR" the proposal to approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to our named executive officers that is based on or otherwise relates to the merger, and "FOR" the proposal to approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the merger and the other transactions contemplated by the merger agreement.

Opinion of Our Financial Advisor

        We retained BMO to act as our financial advisor in connection with the merger and, if requested, to render an opinion, as investment bankers, as to the fairness as of the date of such opinion, from a financial point of view, to the company's common stockholders of the merger consideration to be received by such stockholders in the merger.

        On December 14, 2015, BMO rendered an oral opinion to our board of directors, which was subsequently confirmed in a written opinion as of the same date, or the Opinion, to the effect that as of such date, and based upon and subject to the assumptions made, matters considered and limitations and qualifications upon the review undertaken by BMO, the merger consideration to be received by the company's common stockholders in the merger was fair, from a financial point of view, to such stockholders.

        In selecting BMO, we considered, among other things, the fact that BMO is a reputable investment banking firm with substantial experience advising companies in the real estate sector and in providing strategic advisory services in general. BMO, as part of its investment banking business, is continuously engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements, and valuations for estate, corporate, and other purposes.

        The full text of the Opinion is attached to this proxy statement as Annex C. You should read the Opinion in its entirety for a discussion of, among other things, the scope of the review undertaken and the assumptions made, procedures followed, matters considered and qualifications and limitations upon the review undertaken by BMO in connection with the Opinion. We encourage you to read the Opinion carefully and in its entirety. This summary is qualified in its entirety by reference to the full text of the Opinion. BMO's Opinion is directed to our board of directors, in its capacity as such, and addressed only the fairness from a financial point of view, as of the date of the Opinion, of the consideration to be received by the company's common stockholders pursuant to the merger agreement to such holders.

        In connection with rendering its opinion, BMO, among other things:

  •
  reviewed certain public filings of the company;

  •
  reviewed certain historical and projected financial and operating information relating to the company's business, earnings, assets (including property-level financial and operating information), liabilities, and prospects of the company including, without limitation, the projection model, as prepared by the company's management, which we refer to as the Projection Model;

  •
  conducted discussions with members of senior management of the company concerning their view of its operations, financial condition, and prospects;

  •
  reviewed certain financial and stock market information for selected publicly traded companies that BMO deemed to be relevant;

  •
  reviewed the financial terms, to the extent publicly available, of selected acquisitions of companies in the company's industry which BMO deemed to be relevant;

  •
  performed discounted cash flow analyses for the company based on projections provided by management of the company;

  •
  performed net asset value, or NAV, analyses for the company based on projections provided by management of the company;

  •
  analyzed selected macroeconomic and other commercial factors which BMO deemed to be relevant to the company's industry and prospects; and

  •
  performed such other studies and analyses, conducted such discussions, and reviewed such other presentations, reports, and materials as BMO deemed appropriate.

        In rendering its opinion, BMO assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to it by the company or its representatives or advisors, or obtained by it from other sources. BMO did not independently verify (and has not assumed any obligation to verify) any such information, undertake an independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of the company, nor was BMO furnished with any such valuation or appraisal. BMO did not evaluate the solvency or fair value of the company under any state or federal laws relating to bankruptcy, insolvency, or similar matters. BMO also assumed that all material governmental, regulatory, or other approvals and consents required in connection with the consummation of the merger will be obtained and that in connection with obtaining any necessary governmental, regulatory, or other approvals and consents, no restrictions, terms, or conditions will be imposed that would be material to its analysis. BMO also assumed that the merger will be consummated in accordance with the terms of the merger agreement, without any waiver, modification, or amendment of any terms, condition, or agreement that would be material to its analysis; that the representations and warranties of each party contained in the merger agreement would be true and correct; that each party would perform all of the covenants and agreements required to be performed by it under the merger agreement; and that all conditions to the consummation of the merger would be satisfied without waiver or modification. With respect to financial projections for the company (including, without limitation, the Projection Model), BMO has been advised by the company, and BMO has assumed, without independent investigation, that they have been reasonably prepared and reflect the best currently available estimates and good faith judgment of the company's management of the expected future competitive, operating and regulatory environments, and related financial performance of the company. BMO expresses no opinion with respect to such projections, including the assumptions on which they are based. Furthermore, BMO has not assumed any obligation to conduct, and has not conducted, any physical inspection of the properties or facilities of, or managed by, the company.

        The Opinion is necessarily based upon financial, economic, market and other conditions and circumstances as they existed and could be evaluated, and the information made available to BMO, as of the date of the Opinion. BMO disclaims any undertakings or obligations to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to BMO's attention after the date of the Opinion.

        The Opinion does not constitute a recommendation as to any action the company's board of directors should take in connection with the merger or the other transactions contemplated by the merger agreement or any aspect thereof and is not a recommendation to any director of the company or stockholder on how such person should vote with respect to the merger or related transactions and proposals. The Opinion relates solely to the fairness, from a financial point of view, of the merger consideration to be received by the company's common stockholders pursuant to the merger agreement. BMO expresses no opinion as to the relative merits of the transactions and any other transactions or business strategies discussed by the company's board of directors as alternatives to the merger or the decision of the company's board of directors to recommend the merger, nor does BMO express any opinion on the structure, terms or effect of any other aspect of the merger or any other transaction contemplated by the merger agreement. The Opinion does not in any manner address the prices at which the company's common stock or other securities will trade following the announcement or consummation of the merger. BMO is not an expert in, and the Opinion does not address, any of the legal, tax or accounting aspects of the merger, including, without limitation, whether or not the merger or other transactions contemplated by the merger agreement constitute a change of control under any contract or agreement to which the company or any of its subsidiaries is a party.

        The summary set forth below does not purport to be a complete description of the analyses performed by BMO, but describes, in summary form, the material elements of the presentation that BMO made to the company's board of directors on December 14, 2015, in connection with BMO's Opinion. In accordance with customary investment banking practice, BMO employed generally accepted valuation methods and financial analyses in reaching its Opinion. The following is a summary of the material financial analyses performed by BMO in arriving at its Opinion. These summaries of financial analyses alone do not constitute a complete description of the financial analyses BMO employed in reaching its conclusions.

        None of the analyses performed by BMO were assigned a greater significance by BMO than any other, nor does the order of analyses described represent relative importance or weight given to those analyses by BMO. The summary text describing each financial analysis does not constitute a complete description of BMO's financial analyses, including the methodologies and assumptions underlying the analyses, and if viewed in isolation could create a misleading or incomplete view of the financial analyses performed by BMO. The summary text set forth below does not represent and should not be viewed by anyone as constituting conclusions reached by BMO with respect to any of the analyses performed by it in connection with its Opinion. Rather, BMO made its determination as to the fairness, from a financial point of view, to the company's common stockholders of the merger consideration to be received by such stockholders in the merger on the basis of its experience and professional judgment after considering the results of all of the analyses performed.

        Except as otherwise noted, the information utilized by BMO in its analyses, to the extent that it is based on market data, is based on market data as it existed on or before December 14, 2015 and is not necessarily indicative of current market conditions. The analyses described below do not purport to be indicative of actual future results, or to reflect the prices at which any securities may trade in the public markets, which may vary depending upon various factors, including changes in interest rates, dividend rates, market conditions, economic conditions, and other factors that influence the price of securities.

        In conducting its analysis, BMO used three primary methodologies to review the valuation of the company on a stand-alone basis, to assess the fairness, from a financial point of view, to the company's common stockholders of the merger consideration to be received by such stockholders in the merger. Specifically, BMO conducted selected comparable public companies analyses, NAV analyses, and discounted cash flow analyses. No individual methodology was given a specific weight, nor can any methodology be viewed individually. Additionally, no company or transaction used in any analysis as a comparison is identical to the company or the merger, and they all differ in material ways. Accordingly, an analysis of the results described below is not mathematical; rather it involves complex considerations and judgments concerning differences in financial and operating characteristics of the companies and other factors that could affect the public trading value of the selected companies or transactions to which they are being compared. BMO used these analyses to determine the impact of various operating metrics on the implied value per common share of the company. Each of these analyses yielded a range of implied values, and therefore, such implied value ranges developed from these analyses were viewed by BMO collectively and not individually.

Summary of Financial Analysis of BMO Capital Markets

Selected Publicly Traded Companies Analysis

        BMO reviewed and compared certain publicly available financial information, ratios and market multiples relating to the company with equivalent publicly available data for companies that share similar business characteristics with the company to derive an implied equity value reference range for the company. BMO reviewed the following publicly traded strip-center REIT companies:

  •
  Cedar Realty Trust, Inc.

  •
  Kite Realty Group Trust

  •
  Ramco-Gershenson Properties Trust

        For purposes of this analysis, BMO analyzed certain statistics for each of these companies for comparison purposes, including the ratio of share price to consensus Wall Street research analyst, which we refer to as Street consensus, estimated calendar year 2016 funds from operations per share, or FFO, the ratio of enterprise value to Street consensus estimated calendar year 2016 earnings before interest, taxes, depreciation and amortization (EBITDA). BMO also analyzed the premium or discount of share price to Street consensus estimated net asset value, or NAV, per share. The multiples and ratios for each of the comparable companies were calculated using their respective closing prices on December 14, 2015, and were based on the most recent publicly available information and Street consensus estimates. BMO derived a range of multiples for each metric using the high and low multiples from the selected publicly traded companies.

        The following table reflects the results of this analysis:

Range
	Low	High
Price / 2016E FFO	11.9x	12.3x
Enterprise Value / 2016E EBITDA	15.2x	15.9x
Share Price Premium / (Discount) to NAV	(14.5)%	(10.2)%

        This analysis indicated the following implied per share equity value reference range for each share of the company's common stock, as compared to the consideration to be received by the company's common stockholders in the merger:

Implied Per Share Equity Value Reference Range
Price / 2016E FFO	Enterprise Value / 2016E EBITDA	Premium / Discount to NAV—Street Consensus Estimates	Merger Consideration
$10.58 - $10.96	$10.02 - $10.93	$9.69 - $10.17	$10.60

        No company utilized in the selected publicly traded companies analysis is identical to the company. In evaluating selected publicly traded companies, BMO made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters which are beyond the company's control, such as the impact of competition on the company and the industry generally, industry growth, and the absence of any adverse material change in the financial condition and prospects of the company or the industry, or in the financial markets in general.

NAV Analysis

        BMO analyzed the company as a function of its NAV. BMO based its NAV analysis on a combination of market data, the company's management's estimates of net operating income, and values negotiated for certain assets with third parties. BMO calculated the value of the company's operating real estate by applying to its management's estimates of the calendar year 2016 net operating income of each property (after taking into account a management fee of approximately 3% of estimated property revenue) a range of market capitalization rates selected based on, among other factors, property type, asset quality, and geographic location. BMO then calculated a range of the company's estimated NAV by adding to the derived range of the value of its operating real estate the negotiated value of assets under contract for sale, the estimated value of the company's fee income from unconsolidated joint ventures, construction in progress, and certain other tangible assets, including its proportionate share of unconsolidated joint ventures, and subtracting from such value the company's outstanding indebtedness, preferred stock, and certain other tangible liabilities, including its proportionate share of unconsolidated joint ventures. An implied per share equity value reference range for the company was then calculated based on the NAV range for the company derived from such analysis divided by the number of fully diluted shares of the company's common stock. This analysis indicated the following implied per share equity value reference range for each share of the company's common stock, as compared to the consideration to be received by the company's common stockholders in the merger:

Implied Per Share Equity Value Reference Range	Merger Consideration
$10.06 - $11.66	$10.60

Discounted Cash Flow Analysis

        BMO performed a discounted cash flow analysis to calculate the estimated present value of the unlevered free cash flows that the company's management forecasted the company would generate for the fiscal years 2016 through fiscal year 2020. BMO calculated terminal values for the company by applying terminal market capitalization rates ranging from approximately 6.7% to 7.2% to the company's management's estimated net operating income of the company (after taking into account a management fee of approximately 3% of estimated property revenue) for fiscal year 2020. The cash flows and terminal values were then discounted to present value as of December 31, 2015 using discount rates ranging from approximately 8.2% to 9.0%, reflecting estimates of the company's weighted average cost of capital. This analysis indicated the following implied per share equity value reference range for each share of the company's common stock, as compared to the consideration to be received by the company's common stockholders in the merger:

Implied Per Share Equity Value Reference Range	Merger Consideration
$10.10 - $12.10	$10.60

Other Factors

Analysis of Selected Precedent Transactions

        Although not considered part of BMO's financial analyses with respect to its Opinion but referenced for informational purposes, BMO also performed an analysis of selected precedent transactions involving publicly traded shopping center companies that shared certain characteristics with the merger. Based on publicly available information, BMO identified the following 14 publicly announced and completed transactions involving companies that owned and operated shopping centers with a value of greater than $500 million and occurring since January 1, 2000:

Selected Precedent Transactions

Announcement Date	Acquiror	Target
April 2015	Blackstone Group L.P.	Excel Trust, Inc.
October 2014	Edens Investment Trust	AmREIT, Inc.
February 2007	Centro Properties Group	New Plan Excel Realty Trust
July 2006	Kimco Realty Corporation	Pan Pacific Retail Properties, Inc.
July 2006	Centro Watt (Centro Properties Group / Watt Commercial Properties)	Heritage Property Investment Trust, Inc.
December 2004	Centro Watt America REIT III (Centro Properties Group / Watt Family Properties, Inc.)	Kramont Realty Trust
August 2004	PL Retail, LLC (Kimco Realty Corporation / DRA Advisors)	Price Legacy Corporation
June 2003	Kimco Realty Corporation	Mid-Atlantic Realty Trust
November 2002	Pan Pacific Retail Properties, Inc.	Center Trust, Inc.
October 2002	Equity One, Inc.	IRT Property Company
September 2002	Developers Diversified Realty Corporation	JDN Realty Corporation
September 2000	U.S. Retail Partners, L.L.C. (CalPERS / National Retail Partners LLC)	First Washington Realty Trust, Inc.
May 2000	Heritage Property Investment Trust, Inc.	Bradley Real Estate, Inc.
December 1999	CV REIT, Inc.	Kranzco Realty Trust

        BMO reviewed the premiums or discounts paid to the target companies' average stock prices for the 10, 20, and 30 trading days prior to the announcement of the transaction. BMO applied to the company's average stock price for the 10, 20, and 30 trading days up to and including December 14, 2015 a range of premiums based on the first quartile and the third quartile of the premiums for the selected precedent transaction for each respective period. The implied per share equity value reference range was then calculated using the average of the high and low implied per share equity values for each of the three periods. This analysis indicated the following implied per share equity value reference range for each share of the company's common stock, as compared to the consideration to be received by the company's common stockholders in the merger:

Implied Per Share Equity Value Reference Range	Merger Consideration
$10.17 - $11.45	$10.60

        No company or transaction utilized as a comparison in the analysis of selected precedent transactions is identical to the company or directly comparable to the merger in business mix, timing and size. Accordingly, an analysis of the results of the foregoing necessarily involves complex considerations and judgments concerning differences in financial and operating characteristics and other factors that would affect the value of the companies to which the company is being compared. In evaluating the selected precedent transactions, BMO made judgments and assumptions with regard to industry performance, general business, economic, market and financial conditions and other matters which are beyond the company's control, such as the impact of competition on the company and the industry generally, industry growth and the absence of any adverse material change in the financial conditions and prospects of the company or the industry or the financial markets in general.

        BMO also observed certain additional factors that were not considered part of BMO's financial analyses with respect to its Opinion but were referenced for informational purposes, including, among other things, the following:

  •
  historical trading prices of the company's common stock during the 52-week period ending December 14, 2015, which indicated low to high prices for the company's common stock of $7.96 to $11.73 per share;

  •
  publicly available Street consensus share price targets for the company's common stock, which indicated a share price target range for the company's common stock of $8.50 to $12.00 per share; and

  •
  publicly available Street consensus NAV estimates for the company's common stock, which indicated a NAV per share estimate range for the company's common stock of $11.02 to $11.83 per share.

Miscellaneous

        In connection with BMO's services as the company's financial advisor, the company will pay BMO an aggregate fee of approximately $10,000,000, $250,000 of which was paid upon the signing of BMO's engagement letter with the company, $3,000,000 of which was paid upon delivery of the Opinion, and the remainder of which is payable upon consummation of the merger. In addition, the company has agreed to reimburse BMO up to a limit of $50,000 for its reasonable out-of-pocket expenses, including attorneys' fees and disbursements, and to indemnify BMO and related persons against various liabilities, including certain liabilities under the federal securities laws.

        BMO and its affiliates in the past have provided, currently are providing, and in the future may provide services unrelated to the proposed merger to the company and certain of its affiliates, for which services BMO and its affiliates have received and may receive compensation including, during the past two years, having acted or acting as (i) a co-manager on an offering of the company's preferred stock, (ii) an agent on the company's at-the-market equity offering and (iii) a documentation agent, as applicable, for, and as a lender under, certain credit facilities of the company.

        BMO, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate, and other purposes. BMO or its affiliates may provide investment and corporate banking services to the company, Parent and their respective affiliates in the future, for which BMO or its affiliates may receive customary fees. BMO provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including, without limitation, derivative securities, of the company, Parent, or their affiliates for its own account and for the accounts of customers.

Financing

        In connection with the closing of the merger, Parent will cause an aggregate of approximately $1.1 billion to be paid to the holders of our common stock, including unvested restricted common stock.

        As of December 31, 2015, the company and its consolidated subsidiaries (not including unconsolidated joint ventures) had $807.6 million in outstanding indebtedness, $110 million in liquidation value of Series A preferred stock (not including accrued and unpaid dividends) and $100 million in Series B preferred stock (not including accrued and unpaid dividends).

        The Parent Parties have informed us that they expect to assume, repay or refinance all of the company's outstanding indebtedness at the effective time.

        The Series A preferred stock and Series B preferred stock will remain outstanding and will represent preferred stock of the surviving entity after the effective time. It is a condition to closing under the merger agreement that Parent certify that it has or will have available all amounts necessary to consummate the redemption of all of the Series A preferred stock and Series B preferred stock.

        The Parent Parties have received a debt commitment letter from Wells Fargo Bank, N.A., as lender, and Wells Fargo Securities, LLC, solely as arranger, which we refer to collectively as Wells, to make and fund upon the terms and subject to the conditions set forth in the debt commitment letter, senior secured term loans with an aggregate principal amount of $1.0 billion, which we refer to as Debt Financing, subject to special reserves which, if imposed, may result in a reduction of up to 10% in the net proceeds that would be available to fund the transactions contemplated by the merger agreement as well as certain other reserves which could result in a further reduction to net proceeds. Wells' obligation to close and fund the loans is subject to customary conditions, including, but not limited to, the consummation of the transactions consummated by the merger agreement and a minimum cash equity contribution by the Parent Parties of $700 million. Moreover, under the merger agreement, if the commitment letter is terminated prior to the closing, Parent is required to use best efforts to obtain alternative debt or equity financing in an amount sufficient to consummate the merger. The obligations of the Parent Parties and Merger Sub to consummate the transactions contemplated by the merger agreement are not subject to any financing contingency.

        The Parent Parties have represented in the merger agreement that they will have sufficient cash at the effective time, that when combined with the debt financing, will be sufficient to pay the cash merger consideration, and any and all amounts required to be paid in connection with the consummation of the transactions contemplated by the merger agreement, including the merger, any related fees and expenses and the repayment or refinancing of certain indebtedness of the company. In connection with their representation to have sufficient cash at the effective time, the Parent Parties have agreed to maintain an aggregate net worth of at least $850 million and liquid assets of at least

$750 million until the effective time or the merger agreement is terminated. The Parent Parties may assign or delegate a portion of their respective rights, interests and obligations under the merger agreement to a newly-formed affiliate of Parent (that is not a controlling affiliate of Parent) prior to the closing date provided that such entity agrees to be bound by the terms of the merger agreement as a "Parent Party," and provided that the minimum net worth and liquid assets tests would at all times continue to be satisfied.

Interests of Our Directors and Executive Officers in the Merger

        In considering the recommendation of our board of directors to approve the merger and the other transactions contemplated by the merger agreement and the other proposals described above, our stockholders should be aware that our directors and executive officers have certain interests in the merger that may be different from, or in addition to, the interests of our stockholders generally. These interests may create potential conflicts of interest. Our board of directors was aware of these interests and considered them, among other matters, in reaching its decision to approve the merger and the other transactions contemplated by the merger agreement. These interests are discussed below.

Restricted Common Stock

        As of the record date, our directors and named executive officers collectively owned 259,301 unvested shares of restricted common stock. 281,280 shares of restricted common stock were granted to our executive officers between 2011 and 2014 and 139,010 shares of restricted common stock were granted to our non-employee directors between 2013 and 2015 in accordance with the non-employee director compensation program previously approved by the compensation committee of our board of directors.

        Under the terms of the merger agreement, immediately prior to the effective time, all then-outstanding shares of restricted common stock, including those held by our directors and executive officers, will become fully vested and will entitle the holder thereof to receive the cash merger consideration, less any applicable withholding taxes, payable as promptly as practicable following the effective time, but not later than the third business day after the effective time.

        The following table sets forth the number of shares of restricted common stock held by our directors and executive officers as of January 27, 2016, as well as the approximate value of those awards. The dollar amounts set forth below were determined based on the cash merger consideration of $10.60 per share. The amounts shown are prior to reduction for tax withholding.

	Shares of Unvested Restricted Common Stock
Name	Shares (#)	Value ($)
Daniel L. Goodwin	12,228	129,617
Mark E. Zalatoris	50,423	534,484
Brett A. Brown	34,834	369,240
D. Scott Carr	33,645	356,637
William W. Anderson	22,319	236,581
Joel D. Simmons	12,228	129,617
Beth Sprecher Brooks	22,749	241,139
Heidi N. Lawton	12,228	129,617
Thomas H. McAuley	12,228	129,617
Thomas P. D'Arcy	12,228	129,617
Joel G. Herter	12,228	129,617
Thomas R. McWilliams	12,228	129,617
Meredith Wise Mendes	9,735	103,191

        For more information regarding the beneficial ownership of our securities by our directors and executive officers, see "Security Ownership of Certain Beneficial Owners and Management."

Options

        At the effective time, all then-outstanding and unexercised options to purchase shares of our common stock, whether or not exercisable, will be fully vested and cancelled and converted into the right to receive (i) the number of shares of our common stock underlying such option, times (ii)(x) the cash merger consideration less (y) the per share exercise price of such option, payable as promptly as practicable following the effective time, but not later than the third business day after the effective time. All outstanding and unexercised options held by our directors and executive officers are already fully vested pursuant to the terms and conditions of the options. See "Security Ownership Of Certain Beneficial Owners And Management" for the number of outstanding and unexercised options held by each of our directors and executive officers as of the record date.

Employment Agreements

        We have entered into employment agreements with three-year terms, effective as of January 1, 2014, with each of Ms. Brooks and Messrs. Zalatoris, Brown, Carr and Anderson. Under the employment agreements, the executive may become entitled to compensation and other benefits to them in the event of a termination of employment under certain circumstances, as summarized below.

        Under the employment agreements, we may have "cause" to terminate an executive's employment if, among other things, the executive fails to perform his or her duties under the employment agreement. Under the employment agreements, an executive will have "good reason" to terminate his or her employment agreement if: (1) we require the executive to relocate his or her principal residence to a location outside of the greater Chicago Metropolitan Area, (2) material reductions are made to the executive's base salary, annual bonus opportunity or long-term incentive award opportunity or other compensation and benefits, (3) during the one-year period following a change in control, there occurs a material diminution in the executive's title or authority which is materially inconsistent with the executive's position as of immediately prior to the change in control, or (4) we materially breach the provisions of the agreement. Any other voluntary termination by the executive will be deemed to be without "good reason."

Termination by the Company for Cause or by the Executive without Good Reason

        If employment is terminated by us for "cause" or voluntarily by the executive without "good reason," then, we will pay the executive:

  •
  any accrued base salary payable within 30 days of the date of termination;

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  any accrued vacation days usable within 30 days of the date of termination;

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  any accrued reimbursable expenses; and

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  any accrued benefits, together with any benefits required to be paid or provided under applicable law.

        In addition, any equity awards issued to the executive which have not yet vested will immediately be forfeited, except, with respect to voluntarily termination by the executive without "good reason," if the applicable award agreement provides otherwise.

Termination by Company for Good Reason

        Under the employment agreements, we will have "good reason" to terminate an executive's employment if the executive materially fails to achieve the personal goals and objectives mutually agreed upon between the executive and the board. If we terminate the executive's employment for "good reason," we will pay the executive:

  •
  any accrued base salary payable within 30 days of the date of termination;

  •
  any accrued vacation days usable within 30 days of the date of termination;

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  any accrued reimbursable expenses;

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  any accrued benefits, together with any benefits required to be paid or provided under applicable law;

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  any accrued cash bonus, which has been determined for the prior year, but not yet paid;

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  any cash bonus for the current year based on performance for the current year prorated to the date of termination; and

  •
  an amount, payable in cash within 60 days of the date of termination, equal to 50% of the sum of (A) the executive's then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination.

        In addition, any equity awards which have not yet vested will immediately be forfeited except as otherwise provided in the applicable award agreement.

Termination upon Executive's Death; Disability

        If employment under the agreement is terminated by reason of the death or by us because of "disability" of the executive, we will pay the executive (or his or her estate or beneficiaries):

  •
  any accrued base salary payable within 30 days of the date of termination;

  •
  any accrued vacation days usable within 30 days of the date of termination;

  •
  any accrued reimbursable expenses;

  •
  any accrued benefits, together with any benefits required to be paid or provided under applicable law;

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  any accrued cash bonus, which has been determined for the prior year, but not yet paid; and

  •
  any cash bonus for the current year based on performance for the current year prorated to the date of termination.

        In addition, any equity awards issued to the executive under the employment agreement which have not yet vested generally will vest immediately and no longer be subject to forfeiture.

Termination by the Company without Cause or by the Executive for Good Reason

        If employment is terminated by us "without cause" or by the executive for "good reason," we will pay the executive:

  •
  any accrued base salary payable within 30 days of the date of termination;

  •
  any accrued vacation days usable within 30 days of the date of termination;

  •
  any accrued reimbursable expenses;

  •
  any accrued benefits, together with any benefits required to be paid or provided under applicable law;

  •
  any accrued cash bonus, which has been determined for the prior year, but not yet paid;

  •
  any cash bonus for the current year based on performance for the current year, prorated to the date of termination; and

  •
  an amount, payable in cash within 60 days of the date of termination, equal to the sum of: (A) the executive's then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination.

        In addition, any equity awards which have not yet vested will vest immediately and will no longer be subject to forfeiture.

Termination by the Company without Cause or by the Executive for Good Reason within One Year of a Change in Control

        The completion of the merger will constitute a change in control under the employment agreements. The employment agreements provide that, if a named executive officer's employment is terminated by us without "cause" or by the executive for "good reason" (each as defined in the applicable employment agreement) within one year following the merger, the executive will be entitled to the following severance payments and benefits, subject to his or her execution and non-revocation of a general release of claims:

  •
  any accrued base salary payable within 30 days of the date of termination;

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  any accrued vacation days usable within 30 days of the date of termination;

  •
  any accrued reimbursable expenses;

  •
  any accrued benefits, together with any benefits required to be paid or provided under applicable law;

  •
  any accrued cash bonus, which has been determined for the prior year, but not yet paid;

  •
  any cash bonus for the current year based on performance for the current year, prorated to the date of termination; and

  •
  an amount, payable in cash within 60 days of the date of termination, equal to two times the sum of: (A) the executive's then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination, plus (C) an amount the executive's target award opportunity under the long-term incentive plan for the fiscal year of termination.

        In addition, any equity awards which have not yet vested will vest immediately and will no longer be subject to forfeiture.

        Each of the employment agreements includes a "better-of" cutback provision which provides that, to the extent that any payment or benefit that any named executive officer would receive in connection with a change in control of the Company would constitute a parachute payment within the meaning of Section 280G of the Code and would otherwise be subject to the excise tax imposed by Section 4999 of the Code, then such amounts would be reduced to the extent necessary so that no such payments or benefits are subject to the excise tax, but only if such reduction would result in a better after-tax position for the executives than would receiving the full, unreduced payments and benefits.

Indemnification of Our Directors and Officers

        The merger agreement provides that after the effective time, all rights to indemnification existing in favor of our directors and officers contained in our charter and bylaws and in such directors' and officers' individual indemnification agreements, in each case, in effect as of the date of the merger agreement, will become the obligation of the surviving entity, and the surviving entity shall, to the fullest extent permitted by applicable law, indemnify, defend and hold harmless such directors and officers against all losses, claims, damages, liabilities, fees, expenses, judgments and fines arising in whole or in part out of actions or omissions by any of them in their capacity as our directors or officers occurring at or prior to the effective time (including in respect of the merger and the other transactions contemplated by the merger agreement), and subject to certain conditions, shall pay related legal fees, costs and expenses incurred by them in connection therewith.

        The merger agreement requires that the surviving entity maintain our directors' and officers' liability insurance policies in effect on the date of the merger agreement for at least six years after the closing of the merger (or substitute policies with at least the same coverage and amounts as our existing policies). This requirement is subject to a maximum cost of 250% of our current annual premium paid for such insurance (which we refer to as the maximum cost). If the cost to maintain or procure such insurance coverage exceeds the maximum cost, Parent will maintain or procure for such six-year period as much coverage as can be reasonably obtained for the maximum cost.

        The parties have agreed not to terminate or modify the obligations described above regarding directors' and officers' indemnification in such a manner as to adversely affect our directors and officers, and such obligations must be assumed by any successor entity to the surviving entity in the merger as a result of any consolidation, merger, dissolution or transfer of all or substantially all of its properties and assets.

Quantification of Payments and Benefits

        The following table sets forth the information required by Item 402(t) of Regulation S-K regarding certain compensation which each of our named executive officers may receive that is based on or that otherwise relates to the merger. This compensation is referred to as "golden parachute" compensation in Item 402(t) of Regulation S-K. This compensation payable to our named executive officers is subject to a non-binding advisory vote of our common stockholders as described above under the heading "Proposal 2: Proposal to Approve the Merger-Related Compensation." For additional details regarding the terms of the payments quantified below, see "—Interests of Our Directors and Executive Officers in the Merger" above.

        The amounts indicated below are estimates based on multiple assumptions that may or may not actually occur or be accurate on the relevant date, including the assumptions described below. The actual value to be received by our named executive officers may be greater or less than the amounts presented below. For purposes of calculating such amounts, we have assumed, among other things:

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  January 27, 2016 as the closing date of the merger; and

  •
  the termination of our named executive officers' employment by the company without "cause" or by the executive for "good reason" (each as defined in the applicable employment agreement) immediately following the closing of the merger.

        In addition, the amounts indicated below may be subject to reduction pursuant to the "better of" cutback provision in the employment agreements described above relating to Sections 280G and 4999 of the Code.

"Golden Parachute" Compensation

Name	Cash ($)(1)(2)(5)	Equity ($)(3)(5)	Perquisites / Benefits ($)(2)(4)(5)	Total ($)(5)
Mark E. Zalatoris	$2,685,315	$534,484	$661	$3,220,460
Brett A. Brown	$1,720,964	$369,240	$1,577	$2,091,781
D. Scott Carr	$1,690,942	$356,637	$1,576	$2,049,155
Beth Sprecher Brooks	$1,221,523	$241,139	$630	$1,463,292
William W. Anderson	$1,190,567	$236,581	$1,563	$1,428,711

(1)
The cash severance payment, is further described above under "—Interests of Our Directors and Executive Officers in the Merger—Employment Agreements." This amount represents the cash bonus for the current year prorated to the date of termination and an amount payable within 60 days of termination, equal to two times the sum of: (A) the executive's then current per annum base salary, plus (B) an amount equal to the annual cash incentive award which was paid to the executive for the fiscal year preceding the year of termination, plus (C) an amount the executive's target award opportunity under the long-term incentive plan for the fiscal year of termination, as well as base salary paid to the named executive officers for the 30-day notice period required per the employment agreements prior to a termination by the company without "cause" or by the executive for "good reason." Payment of the severance benefit is conditioned upon the named executive officer's execution (and non-revocation) of a general release of claims against the company and certain affiliated parties. The named executive officers are subject to covenants of non-competition and non-solicitation of company employees and customers during employment and for one year thereafter (two years for non-solicitation), and to perpetual duties of confidentiality.

(2)
Estimated amounts included in these columns are "double trigger" benefits and subject to the execution and non-revocation of a release of claims in favor of the company and our affiliates. Our named executive officers would only be entitled to receive the estimated compensation in these columns upon termination of such executive's employment without "cause" or resignation for "good reason" (each as defined in the applicable employment agreement) following the merger.

(3)
Represents the value of the accelerated vesting of restricted common stock for each named executive officer, which restricted common stock will vest immediately prior to the effective time, calculated as the number of shares of restricted common stock that will vest multiplied by the cash merger consideration of $10.60 per share. Estimated amounts included in this column are a "single trigger" benefit, meaning they will be realized whether or not the executive continues to be employed by the surviving entity. See "—Interests of Our Directors and Executive Officers in the Merger—Restricted Common Stock" above for more information.

(4)
This figure represents the estimated amounts needed to pay for the executive's benefits during the 30-day notice period required per the employment agreements prior to a termination by the company without "cause" or by the executive for "good reason." These amounts were determined using the premiums in effect as of January 27, 2016.

(5)
The amounts actually received by the named executive officers are subject to reduction pursuant to the "better-of" cutback provision described above with respect to Sections 280G and 4999 of the Code, and to the extent the executives are subject to the cutback, then as a result of the application of the cutback (if applicable), the payments to a named executive officer may be less than those indicated.

Regulatory Matters

        We are unaware of any material federal, state or foreign regulatory requirements or approvals that are required for the execution of the merger agreement or the completion of the merger, other than the filing of the articles of merger with respect to the merger with, and the acceptance of such articles of merger for record by, the State Department of Assessments and Taxation of Maryland.

Litigation Relating to the Merger

        On January 5, 2016, two putative class action complaints, Mattos v. Inland Real Estate Corp., et al. and Perrone v. Inland Real Estate Corp., et al., were filed in Maryland state court, in the Circuit Court for Baltimore City, against the company, members of the company's board of directors, the Parent Parties and Merger Sub. A third complaint, Rosen v. Inland Real Estate Corp., et al., was filed January 8, 2016 in Maryland state court in the Circuit Court for Baltimore City. The allegations in the three aforementioned complaints raise similar putative class claims against the company, members of the company's board of directors, the Parent Parties and Merger Sub. In particular, each of the three complaints allege that the merger consideration was insufficient and that the merger agreement contained unreasonable deal protection devices, including, for example, by use of a "no-solicitation" provision. The complaints generally allege breaches of fiduciary duty by members of the company's board of directors in connection with the merger agreement. Further, the complaints allege that some or all of the company, the Parent Parties and Merger Sub aided and abetted the purported breaches of fiduciary duty. The complaints seek unspecified damages and attorneys' fees, as well as, or in substitution for, certain equitable and injunctive relief, including an order enjoining the defendants from completing the merger, or, in the event the merger is consummated, rescission of the transaction. The company believes these civil actions are wholly without merit and intends to vigorously defend against them. Additional civil actions may be filed against the company, the Parent Parties, Merger Sub and/or any of their respective directors in connection with the merger.

Fees Payable to Financial Advisors

        In connection with BMO's services as the company's financial advisor, the company will pay BMO an aggregate fee of approximately $10,000,000, $250,000 of which was paid upon the signing of BMO's engagement letter with the company, $3,000,000 of which was paid upon delivery of the Opinion, and the remainder of which is payable upon consummation of the merger. In addition, the company has agreed to reimburse BMO up to a limit of $50,000 for its reasonable out-of-pocket expenses, including attorneys' fees and disbursements, and to indemnify BMO and related persons against various liabilities, including certain liabilities under the federal securities laws.

        In connection with Silver Portal's services as the company's financial advisor, the company had agreed to pay Silver Portal an advisory fee, the substantial majority of which would have been payable upon consummation of the merger. Subsequently to entering into such agreement and in full satisfaction of the company's contractual obligations thereto, pursuant to a separate agreement between Parent and Silver Portal, Parent has agreed that, upon consummation of the merger, the company will pay Silver Portal an aggregate fee of $2,500,000 less all amounts received by Silver Portal from the company prior to the consummation of the merger and, following consummation of the merger, Parent will cause the company to have good faith discussions with Silver Portal to enable Silver Portal to participate in future transactions such that Silver Portal may earn up to an additional $7,500,000. In addition, the company has agreed to indemnify Silver Portal and related persons against various liabilities, including certain liabilities under the federal securities laws.

Material U.S. Federal Income Tax Consequences

        The following is a discussion of the material U.S. federal income tax consequences of the merger to our shareholders whose shares of common stock are exchanged for the right to receive cash pursuant to the merger agreement.

        This discussion is based upon the Internal Revenue Code of 1986, as amended, or the Code, Treasury regulations promulgated under the Code, which we refer to as the Treasury Regulations, and reported judicial and administrative rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change, retroactively or prospectively, and to possibly differing interpretations. Any such change could affect the validity of this discussion.

        This discussion does not address (i) U.S. federal taxes other than income taxes or (ii) state, local or non-U.S. taxes. In addition, this discussion does not purport to address the U.S. federal income or other tax considerations applicable to holders of shares of our common stock that are subject to special treatment under U.S. federal income tax law, including, for example:

  •
  financial institutions;

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  partnerships or entities treated as partnerships for U.S. federal income tax purposes and investors therein, S corporations or other pass-through entities;

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  insurance companies;

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  pension plans or other tax-exempt organizations;

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  dealers in securities or currencies;

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  traders in securities that elect to use a mark to market method of accounting;

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  persons that hold their common stock as part of a straddle, hedge, constructive sale or conversion transaction;

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  persons that do not hold their common stock as a capital asset within the meaning of Section 1221 of the Code;

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  regulated investment companies;

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  real estate investment trusts;

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  certain U.S. expatriates;

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  persons whose "functional currency" is not the U.S. dollar; and

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  persons who acquired our shares of common stock through the exercise of an employee stock option or otherwise as compensation.

        Generally, for purposes of this discussion, a "U.S. Holder" is a person (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) who or that is, for U.S. federal income tax purposes:

  •
  an individual citizen or resident of the United States for U.S. federal income tax purposes;

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  a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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  an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

  •
  a trust if (i) a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under current Treasury Regulations to be treated as a U.S. person.

        For purposes of this discussion, a "Non-U.S. Holder" is a person (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) who or that is not a U.S. Holder.

        If a partnership or entity treated as a partnership for U.S. federal income tax purposes holds shares of our common stock and participates in the merger, the U.S. federal income tax treatment of a partner generally will depend upon the status of the partner and the activities of the partnership. A partnership or entity treated as a partnership for U.S. federal income tax purposes holding shares of our common stock, and the partnership in such partnership, should consult its own tax advisors.

Consequences of the Merger to U.S. Holders of our Common Stock

        The receipt of cash in exchange for shares of our common stock pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. In general, a U.S. Holder whose shares of our common stock are converted into the right to receive cash in the merger will recognize capital gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between the amount of cash received with respect to such shares and the U.S. Holder's adjusted tax basis in such shares. Gain or loss will be calculated separately for each block of shares of our common stock, with a block consisting of shares acquired at the same cost in a single transaction. Gain or loss will be long-term capital gain or loss if at the time of the merger the common stock has been held for more than one year. An individual U.S. Holder will be subject to tax on net long-term capital gain at a maximum federal income tax rate of 20%. Additionally, the 3.8% Medicare unearned income contribution tax will apply to any gain recognized by individuals, trusts and estates whose income exceeds certain threshold levels. Capital gains of corporate U.S. Holders generally are taxable at the regular tax rates applicable to corporations. The deductibility of a capital loss recognized in the exchange is subject to limitations under the Code. In addition, the IRS has the authority to prescribe, but has not yet prescribed, regulations that would apply a tax rate of 25% to a portion of capital gain realized by a noncorporate stockholder on the sale of REIT stock that would correspond to the REIT's "unrecaptured Section 1250 gain."

        A U.S. Holder who has held our common stock for less than six months at the time of the merger, taking into account the holding period rules of Section 246(c)(3) and (4) of the Code, and who recognizes a loss on the exchange of our common stock in the merger, will be treated as recognizing a long-term capital loss to the extent of any capital gain dividends received from the company, or such holder's share of any designated retained capital gains, with respect to such stock.

Consequences of the Merger to Non-U.S. Holders of our Common Stock

        A Non-U.S. Holder generally will not be subject to U.S. federal income or withholding tax under FIRPTA on gain recognized on the receipt of cash in exchange for shares of our common stock pursuant to the merger; provided, that: (1) such gain is not effectively connected with the conduct by such Non-U.S. Holder of a trade or business within the United States; (2) the Non-U.S. Holder is an individual and is not present in the U.S. for 183 days or more during the taxable year and certain other conditions apply; and (3)(A) the company is "domestically controlled," which generally means that less than 50% in value of the company's shares continue to be held directly or indirectly by foreign persons during a continuous five-year period ending on the date of the merger or, if shorter, during the entire period of the company's existence, or (B) shares of the company's common stock are "regularly traded" on an established securities market and the selling Non-U.S. Holder has not held more than 5% of the outstanding shares of the company's common stock at any time during the five-year period ending on the date of the merger.

        We believe, but cannot assure you, that we will qualify as "domestically controlled." However, if we were not domestically controlled, a Non-U.S. Holder's exchange of common shares for cash pursuant to the merger would be subject to tax, unless the common shares were regularly traded on an established securities market and the Non-U.S. Holder has not directly, or indirectly, owned during the five-year period ending on the date of the merger more than 10% in value of our common shares. If the gain on the exchange of common shares for cash pursuant to the merger were to be subject to taxation, the Non-U.S. Holder would be subject to the same treatment as U.S. Holders with respect to such gain, and 15% of the gross merger consideration payable for such shares of our common stock may be required to be withheld.

Information Reporting and Backup Withholding

        Backup withholding, currently at a rate of 28%, and information reporting may apply to the cash received pursuant to the exchange of our common stock in the merger. Backup withholding will not apply, however, to a holder who:

  •
  in the case of a U.S. Holder, furnishes a correct taxpayer identification number and certifies that it is not subject to backup withholding on an IRS Form W-9 (or substitute Form W-9);

  •
  in the case of a Non-U.S. Holder, furnishes an applicable IRS Form W-8 or successor form; or

  •
  is otherwise exempt from backup withholding and complies with other applicable rules and certification requirements.

        Backup withholding is not an additional tax and any amount withheld under these rules may be credited against the holder's U.S. federal income tax liability and may entitle the holder to a refund if required information is timely furnished to the IRS.

        THE FOREGOING DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OF THE POTENTIAL TAX CONSIDERATIONS RELATING TO THE MERGER AND IS NOT TAX ADVICE. THEREFORE, HOLDERS OF SHARES OF OUR COMMON STOCK ARE STRONGLY URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE MERGER, INCLUDING THE APPLICABILITY AND EFFECT OF U.S. FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX LAWS IN THEIR PARTICULAR CIRCUMSTANCES.

Delisting and Deregistration of Our Common Stock, Series A Preferred Stock and Series B Preferred Stock

        If the merger is completed, our common stock, Series A preferred stock and Series B preferred stock will no longer be traded on the NYSE and will be deregistered under the Exchange Act.

THE MERGER AGREEMENT

        This section of this proxy statement describes the material provisions of the merger agreement, which is attached as Annex A to this proxy statement and is incorporated herein by reference.

        This summary may not contain all of the information about the merger agreement that is important to you. Inland Real Estate Corporation urges you to carefully read the full text of the merger agreement because it is the legal document that governs the merger. The merger agreement is not intended to provide you with any factual information about Parent or Inland Real Estate Corporation. In particular, the assertions embodied in the representations and warranties contained in the merger agreement (and summarized below) are qualified by information Inland Real Estate Corporation filed with the SEC prior to the effective date of the merger agreement, as well as by certain disclosure letters each of the parties delivered to the other in connection with the signing of the merger agreement, that modify, qualify and create exceptions to the representations and warranties set forth in the merger agreement. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may apply contractual standards of materiality in a way that is different from what may be viewed as material by investors or that is different from standards of materiality generally applicable under the U.S. federal securities laws or may not be intended as statements of fact, but rather as a way of allocating risk among the parties to the merger agreement. The representations and warranties and other provisions of the merger agreement and the description of such provisions in this document should not be read alone but instead should be read in conjunction with the other information contained in the reports, statements and filings that Inland Real Estate Corporation files with the SEC and the other information in this proxy statement. See "Where You Can Find More Information" beginning on page 86.

        Parent and Inland Real Estate Corporation acknowledge that, notwithstanding the inclusion of the foregoing cautionary statements, each of them is responsible for considering whether additional specific disclosures of material information regarding material contractual provisions are required to make the statements in this proxy statement not misleading.

Form, Effective Time and Closing of the Merger

        The merger agreement provides for the merger of Merger Sub with and into Inland Real Estate Corporation upon the terms and subject to the conditions set forth in the merger agreement. Inland Real Estate Corporation will be the surviving entity in the merger and, following completion of the merger, will exist under the name G&I VIII Midwest Retail Corp. as a wholly owned subsidiary of the Parent Parties. The merger will become effective upon acceptance for record of articles of merger by the State Department of Assessments and Taxation of Maryland or at a later date and time (not to exceed 30 days from the date the articles of merger are accepted for record) agreed to by Parent and Inland Real Estate Corporation and specified in the articles of merger.

        The merger agreement provides that the closing of the merger will take place on the second business day following the date on which the last of the conditions to closing of the merger (described under "—Conditions to Completion of the Merger") have been satisfied or waived (other than the conditions that by their terms are to be satisfied at the closing of the merger, but subject to the satisfaction or waiver of those conditions); provided that subject to certain exceptions, Parent will have the right to extend the closing date through the date that is 10 business days after all such conditions have been satisfied.

Organizational Documents of the Surviving Entity

        Upon completion of the merger, the charter and bylaws of Inland Real Estate Corporation in effect as of immediately prior to the effective time of the merger will be the charter and bylaws of the surviving entity.

Merger Consideration; Conversion or Cancellation of Shares in the Merger

Merger Consideration

        If the merger is completed, each share of Inland Real Estate Corporation common stock (other than shares of Inland Real Estate Corporation common stock owned by any wholly owned subsidiary of Inland Real Estate Corporation, Parent or any subsidiary of Parent, which will be cancelled) will be converted automatically into the right to receive $10.60 in cash, without interest thereon, which we refer to as the merger consideration.

        If, prior to the effective time of the merger or the valid termination of the merger agreement, Inland Real Estate Corporation splits, combines or otherwise reclassifies any shares of Inland Real Estate Corporation common stock, or makes a distribution or dividend in shares of Inland Real Estate Corporation common stock, or engages in a reclassification, reorganization, recapitalize or exchange or other like exchange, the merger consideration will be ratably adjusted to reflect the effect of such any change.

Procedures for Surrendering Inland Real Estate Corporation Stock Certificates

        The conversion of Inland Real Estate Corporation common stock into the right to receive the merger consideration will occur automatically at the effective time of the merger. In accordance with the merger agreement, Parent will appoint a paying agent to handle the payment and delivery of the merger consideration. On or before the effective time of the merger, Parent will deliver to the paying agent cash in immediately available funds sufficient to pay the merger consideration. As promptly as practicable after the effective time, but in no event later than two business days thereafter, the surviving entity will cause the paying agent to send to each record holder of a certificate representing Inland Real Estate Corporation common stock immediately prior to the effective time of the merger, a letter of transmittal and instructions explaining how to surrender Inland Real Estate Corporation stock certificates to the paying agent.

        Each Inland Real Estate Corporation stockholder that surrenders its stock certificate to the paying agent together with a duly completed letter of transmittal, and each Inland Real Estate Corporation stockholder that holds book-entry shares of Inland Real Estate Corporation common stock, will receive the merger consideration due to such stockholder. After the effective time of the merger, each certificate that previously represented shares of Inland Real Estate Corporation common stock will only represent the right to receive the merger consideration into which those shares of Inland Real Estate Corporation common stock have been converted.

Withholding

        Payments made under the merger agreement are subject to applicable withholding requirements with respect to equity compensation awards and other compensatory payments to current and former employees.

Treatment of Common Stock, Series A Preferred Stock, Series B Preferred Stock, Restricted Common Stock and Options

Common Stock

        The merger agreement provides that, at the effective time, each share of our common stock will automatically be converted into the right to receive $10.60 in cash, without any interest thereon, which we refer to as the cash merger consideration.

Series A Preferred Stock and Series B Preferred Stock

        Pursuant to the terms of the merger agreement, Parent is required to cause the surviving entity to exercise its "special optional redemption right" in accordance with the terms of the company's charter, including the articles supplementary designating the Series B preferred stock, which we refer to collectively as the charter, within 15 days after the closing date with respect to all of the issued and outstanding shares of Series A preferred stock and Series B preferred stock and pay all amounts required to be paid at the times they are required to be paid in connection with such redemption. The merger agreement also provides that Parent will be solely responsible for any and all liabilities arising out of or relating to the failure to pay any amounts payable in connection with the redemption of the Series A preferred stock and Series B preferred stock on a timely basis. It is a condition to closing under the merger agreement that Parent certify that it has or will have available all amounts necessary to consummate the redemption of all of the Series A preferred stock and Series B preferred stock.

        The "special option redemption right" with respect to the Series A preferred stock and Series B preferred stock pursuant to the charter provides that, upon the occurrence of a change of control (which would occur upon the completion of the merger and the other transactions contemplated by the merger agreement), the company may, at its option and under certain circumstances, redeem the shares of Series A preferred stock and Series B preferred stock, for cash, in whole or in part, by paying $25.00 per share, plus any accumulated and unpaid dividends to, but not including, the date of redemption.

Restricted Common Stock

        Immediately prior to the effective time, each then-outstanding share of restricted common stock will be fully vested and will entitle the holder thereof to receive the cash merger consideration less any applicable withholding taxes, payable as promptly as practicable following the effective time, but not later than the third business day after the effective time.

Options

        At the effective time, all then-outstanding and unexercised options to purchase shares of our common stock, whether or not exercisable, will be fully vested and cancelled and converted into the right to receive (i) the number of shares of our common stock underlying such option, times (ii)(x) the cash merger consideration less (y) the per share exercise price of such option, payable as promptly as practicable following the effective time, but not later than the third business day after the effective time.

Representations and Warranties

        The merger agreement contains a number of representations and warranties made by Inland Real Estate Corporation, on the one hand, and the Parent Parties and Merger Sub, on the other hand. The representations and warranties were made by the parties as of the date of the merger agreement and do not survive the effective time of the merger. Certain of these representations and warranties are subject to specified exceptions and qualifications contained in the merger agreement or the disclosure letters delivered in connection therewith.

Representations and Warranties of Inland Real Estate Corporation

        Inland Real Estate Corporation made representations and warranties in the merger agreement relating to, among other things:

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  organization and qualification and subsidiaries;

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  organizational documents;

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  capital structure;

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  authority;

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  no conflict and required filings and consents;

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  permits and compliance with law;

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  SEC filings and financial statements;

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  disclosure documents;

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  absence of certain changes or events since January 1, 2015;

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  employee benefit plans;

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  labor and other employment-related matters;

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  material contracts;

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  litigation;

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  environmental matters;

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  intellectual property;

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  properties;

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  loan documents;

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  taxes;

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  insurance;

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  opinion of financial advisor;

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  exemption of the merger from anti-takeover statutes;

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  brokers;

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  affiliate transactions;

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  the Investment Company Act of 1940; and

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  listing and maintenance requirements.

Representations and Warranties of the Parent Parties and Merger Sub

        The Parent Parties and Merger Sub made representations and warranties in the merger agreement relating to, among other things:

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  organization and qualification and subsidiaries;

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  authority;

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  no conflict and required filings and consents;

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  litigation;

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  Parent's debt financing;

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  information in the proxy statement;

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  brokers;

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  sufficient funds to consummate the transactions contemplated by the merger agreement;

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  financial statements;

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  absence of certain changes or events since January 1, 2015;

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  net worth and liquid assets;

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  the solvency of the Parent Parties after giving effect to the transactions contemplated by the merger agreement;

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  ownership and prior activities of Merger Sub; and

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  ownership of Inland Real Estate Corporation common stock.

Definition of "Company Material Adverse Effect"

        Many of the representations of Inland Real Estate Corporation are qualified by a "material adverse effect" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect). For the purposes of the merger agreement, "material adverse effect" means any event, circumstance, change or effect (i) that, individually or when aggregated with other events, circumstances, changes or effects, is or would reasonably be expected to be material and adverse to the business, assets, financial condition or results of operations of Inland Real Estate Corporation and its subsidiaries (including certain events of its joint ventures), taken as a whole, or (ii) that will, or would reasonably be expected to, prevent or materially impair the ability of Inland Real Estate Corporation to consummate the merger before June 30, 2016, other than any event, circumstance, change or effect to the extent arising out of or resulting from:

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  (A) any failure of Inland Real Estate Corporation to meet any projections or forecasts or any decrease in the market price of Inland Real Estate Corporation common stock;

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  (B) any events, circumstances, changes or effects that affect the commercial real estate industry generally;

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  (C) any changes in the United States or global economy or capital, financial or securities markets generally, including changes in interest or exchange rates;

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  (D) any changes in legal or regulatory conditions;

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  (E) the commencement, escalation or worsening of a war or armed hostilities or the occurrence of acts of terrorism or sabotage;

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  (F) the negotiation, execution or announcement of the merger agreement, or the consummation or anticipation of the merger or other transactions contemplated thereby;

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  (G) the taking of any action required or expressly permitted by, or the failure to take any action prohibited by, the merger agreement, or any action taken, or not taken, with the consent, waiver or at the request of the Parent Parties in writing;

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  (H) fires, earthquakes, tornadoes, hurricanes, floods or other natural disasters;

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  (I) any damage or destruction of any property that is substantially covered by insurance;

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  (J) any action brought or threatened by or on behalf of any holder of equity interests in Inland Real Estate Corporation arising out of or relating to the merger or other transactions contemplated by the merger agreement;

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  (K) changes in law or GAAP;

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  (L) the identity of the parties to the merger agreement or any of their respective affiliates, representatives or financing sources, or the pendency or contemplated consummation of the transactions contemplated by the merger agreement, including any actual or potential loss or impairment after the date of the merger agreement of any contract or any customer, supplier, partner, employee or other business relation due to any of the foregoing; and

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  (M) any actions taken by the Parent Parties, their affiliates or any of their respective representatives or financing sources after the date of the merger agreement;

which, in the case of each of clauses (B), (C), (D), (E) and (K), do not disproportionately affect Inland Real Estate Corporation and its subsidiaries, taken as a whole, relative to other similarly situated participants in the commercial real estate industry in the U.S., and, in the case of clause (H), do not disproportionately affect Inland Real Estate Corporation and its subsidiaries, taken as a whole, relative to other participants in the commercial real estate industry in the geographic regions in which Inland Real Estate Corporation and its subsidiaries operate or own or lease properties.

Conditions to Completion of the Merger

Mutual Closing Conditions

        The obligation of each of Inland Real Estate Corporation, Parent and Merger Sub to complete the merger is subject to the satisfaction or waiver, at or prior to the effective time of the merger, of the following conditions:

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  approval of the merger and the other transactions contemplated by the merger agreement by Inland Real Estate Corporation stockholders; and

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  the absence of any law or other legal restraint or prohibition entered, enacted, promulgated, enforced or issued by any governmental authority of competent jurisdiction which prohibits, makes illegal or enjoins the consummation of the merger.

Additional Closing Conditions for the Benefit of Parent and Merger Sub

        The respective obligations of Parent and Merger Sub to complete the merger is subject to the satisfaction or waiver, at or prior to the effective time, of the following additional conditions:

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  the accuracy in all material respects as of the effective time of the merger (or, in the case of representations and warranties that by their terms address matters only as of another specified date, as of that date) of certain representations and warranties made in the merger agreement by Inland Real Estate Corporation regarding Inland Real Estate Corporation's organization, qualification and subsidiaries, certain aspects of its capital structure, corporate authority relative to the merger agreement and the fairness opinion from its financial advisor;

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  the accuracy of all other representations and warranties made in the merger agreement by Inland Real Estate Corporation (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) as of the effective time of the merger (or, in the case of representations and warranties that by their terms address matters only as of another specified date, as of that date), except for any such inaccuracies that do not have and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Inland Real Estate Corporation;

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  Inland Real Estate Corporation must have performed and complied in all material respects with the agreements and covenants required to be performed or complied with by it at or prior to the closing date;

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  receipt by Parent of an officer's certificate, dated as of the closing date and signed by Inland Real Estate Corporation's chief executive officer or another senior officer on its behalf, certifying that the closing conditions described in the three preceding bullets have been satisfied;

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  receipt by Parent of an opinion dated as of the closing date from Proskauer Rose LLP regarding Inland Real Estate Corporation's qualification and taxation as a REIT under the Code; and

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  since December 14, 2015, no material adverse effect with respect to Inland Real Estate Corporation shall have occurred or reasonably be expected to occur.

Additional Closing Conditions for Inland Real Estate Corporation's Benefit

        The obligation of Inland Real Estate Corporation to complete the merger is subject to the satisfaction or waiver, at or prior to the effective time, of the following additional conditions:

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  the accuracy in all material respects as of the effective time of the merger (or, in the case of representations and warranties that by their terms address matters only as of another specified date, as of that date) of certain representations and warranties made in the merger agreement by the Parent Parties and Merger Sub regarding the Parent Parties' and Merger Sub's organization, qualification and subsidiaries and corporate authority relative to the merger agreement;

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  the accuracy of all other representations and warranties made in the merger agreement by the Parent Parties and Merger Sub (disregarding any materiality or material adverse effect qualifications contained in such representations and warranties) as of the effective time of the merger (or, in the case of representations and warranties that by their terms address matters only as of another specified date, as of that date), except for any such inaccuracies that would not, and would not reasonably be expected to prevent, impair or materially delay the ability of any of the Parent Parties or Merger Sub to consummate the merger or the other transactions contemplated by the merger agreement;

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  the Parent Parties and Merger Sub must have performed and complied in all material respects with the agreements and covenants required to be performed or complied with by them at or prior to the closing date; and

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  receipt by Inland Real Estate Corporation of an officer's certificate dated as of the closing date and signed by Parent's chief executive officer or other senior officer on its behalf, certifying that the closing conditions described in the three preceding bullets have been satisfied.

Covenants and Agreements

Conduct of Business of Inland Real Estate Corporation Pending the Merger

        Inland Real Estate Corporation has agreed to certain restrictions on it and its subsidiaries until the earlier of the effective time of the merger or the valid termination of the merger agreement. In general, except with Parent's prior written approval (not to be unreasonably withheld, delayed or conditioned) or as otherwise contemplated or permitted by, or necessary to effectuate the transactions contemplated by, the merger agreement or as required by law, Inland Real Estate Corporation has agreed that, it will, and will cause each of its subsidiaries to, conduct its business in all material respects in the ordinary course and use its commercially reasonable efforts to maintain its material assets and properties in their current condition (normal wear and tear and damage caused by casualty or by reasons outside of Inland Real Estate Corporation's or its subsidiaries' control excepted) and maintain the status of Inland Real Estate Corporation as a REIT. Inland Real Estate Corporation has also agreed to deliver an officer's certificate to Proskauer Rose LLP to enable Proskauer Rose LLP to render an opinion regarding Inland Real Estate Corporation's qualification and taxation as a REIT under the Code. Without limiting the foregoing, Inland Real Estate Corporation has also agreed that, subject to certain exceptions, except with Parent's prior written approval (not to be unreasonably withheld, delayed or conditioned) and except, in some cases, in limited circumstances and/or subject to certain parameters, to the extent required by law, or as otherwise contemplated or permitted by, or necessary to effectuate the transactions contemplated by, the merger agreement, it will not, and it will not cause or permit any of its subsidiaries to:

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  amend or propose to amend its organizational documents;

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  split, combine, reclassify or subdivide any shares of stock or other equity securities or ownership interests of Inland Real Estate Corporation or any of its subsidiaries;

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  redeem, repurchase or otherwise acquire equity interests of Inland Real Estate Corporation or any of its subsidiaries;

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  declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of Inland Real Estate Corporation or any of its subsidiaries or other equity securities or ownership interests in Inland Real Estate Corporation or any of its subsidiaries, except for the declaration and payment by Inland Real Estate Corporation of regular monthly dividends for full monthly periods in accordance with past practice and not for any interim period prior to the effective time of the merger, provided that the record date with respect to any such regular monthly dividends is the first business day of the applicable month;

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  issue, sell, pledge, dispose, encumber or grant any shares of Inland Real Estate Corporation's or any of its subsidiaries' capital stock, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of Inland Real Estate Corporation's or any of its subsidiaries' capital stock or other equity interests;

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  grant, confer, award, or modify the terms of any convertible securities, or other rights to acquire, or denominated in, any of Inland Real Estate Corporation's or any of its subsidiaries' capital stock;

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  (i) increase in any material manner the amount, rate or terms of compensation or benefits of any of its directors or officers, (ii) enter into, adopt, amend or terminate any employment, bonus, severance or retirement contract or Inland Real Estate Corporation benefit plan or other compensation or employee benefits arrangement, (iii) accelerate the vesting or payment of any compensation or benefits under any Inland Real Estate Corporation benefit plan or (iv) take any action to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or Inland Real Estate Corporation benefit plan;

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  acquire or agree to acquire (including by merger, consolidation or acquisition of stock or assets) any real property, personal property, corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof;

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  sell, pledge, assign, transfer dispose of or encumber, or effect a deed in lieu of foreclosure with respect to, any property or assets;

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  incur, assume, modify or guarantee any indebtedness other than in the ordinary course of business;

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  enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, any material contract, or fail to make any regular monthly payments or principal and interest or fail to perform any other material obligations under Inland Real Estate Corporation's existing loan documents;

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  enter into, renew, modify, amend or terminate, or waive, release, compromise or assign any rights or claims under, certain property leases;

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  permit any insurance policy naming Inland Real Estate Corporation or any of its subsidiaries as a beneficiary or a loss payable payee, or Inland Real Estate Corporation's directors and officers liability insurance policy, to be canceled or terminated;

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  make any material change to its methods of accounting;

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  take any action that would reasonably be expected to cause Inland Real Estate Corporation to fail to qualify as a REIT;

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  make or rescind any election relating to taxes or take any action to terminate or revoke any election relating to Inland Real Estate Corporation's REIT status;

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  settle any legal action, suit or arbitration proceeding, in each case made or pending against Inland Real Estate Corporation or any of its subsidiaries;

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  enter into any new line of business or enter into any related party transactions;

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  adopt a plan of merger, complete or partial liquidation or resolutions providing for or authorizing such merger, liquidation or a dissolution, consolidation, recapitalization or bankruptcy reorganization; or

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  authorize or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

No Solicitation of Transactions by Inland Real Estate Corporation

        Inland Real Estate Corporation will not, and it will cause its subsidiaries and its and their officers and directors or equivalents not to, directly or indirectly, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries regarding, or the making of any proposal or offer that constitutes or would reasonably be expected to lead to, a Takeover Proposal (as defined below), (ii) continue, enter into or participate in any discussions with any person regarding any Takeover Proposal or furnish any non-public information in connection with, or knowingly facilitate in any way any effort in furtherance of any Takeover Proposal or (iii) approve or recommend a Takeover Proposal, or execute or enter into any contract, with respect to a Takeover Proposal.

        For the purposes of the merger agreement, "Takeover Proposal" means any bona fide proposal or offer relating to (i) a merger, consolidation, spin-off, share exchange (including a split-off) or business combination involving Inland Real Estate Corporation or any of its subsidiaries representing 20% or more of the assets of Inland Real Estate Corporation and its subsidiaries, taken as a whole, (ii) a sale, exchange, transfer or other disposition, in a single transaction or series of related transactions, of 20% or more of the assets of Inland Real Estate Corporation and its subsidiaries, taken as a whole, (iii) a purchase or sale of shares of capital stock or other securities, in a single transaction or series of related transactions, representing 20% or more of the voting power of the capital stock of Inland Real Estate Corporation, including by way of a tender offer or exchange offer or (iv) a reorganization, recapitalization, liquidation or dissolution of Inland Real Estate Corporation.

        Notwithstanding the restrictions set forth above, the merger agreement provides that, following receipt of an unsolicited written Takeover Proposal, (i) the Inland Real Estate Corporation board of directors shall be permitted to participate in discussions regarding such Takeover Proposal to clarify the terms of such Takeover Proposal and (ii) if the Inland Real Estate Corporation board of directors determines in good faith, after consultation with outside legal counsel and financial advisors, that such Takeover Proposal constitutes, or would reasonably be expected to lead to, a Superior Proposal (as defined below), then Inland Real Estate Corporation may, in response to such Takeover Proposal, (x) furnish non-public information to such third party pursuant to a confidentiality agreement containing provisions as to the treatment of confidential information that are no less favorable to Inland Real Estate Corporation than the terms of Inland Real Estate Corporation's confidentiality agreement with Parent (provided that all such information is provided to Parent as soon as practicable and, in any event, within 24 hours) and (ii) participate in discussions or negotiations regarding such Takeover Proposal.

        Inland Real Estate Corporation must notify Parent promptly (but in no event later than 24 hours) of (i) the receipt of any Takeover Proposal and (ii) any modifications to the financial or other material terms and conditions of such Takeover Proposal. Except as described below, the Inland Real Estate Corporation board of directors may not (i) withdraw, qualify, modify or amend, in a manner adverse to Parent, the Inland Real Estate Corporation board of directors' recommendation to Inland Real Estate Corporation stockholders that they approve the merger and the other transactions contemplated by the merger agreement, (ii) approve, endorse or recommend any Takeover Proposal or (iii) approve, recommend or allow Inland Real Estate Corporation to enter into a contract relating to a Takeover Proposal (other than a confidentiality agreement containing provisions as to the treatment of confidential information that are no less favorable in any material respect to Inland Real Estate Corporation than the terms of Inland Real Estate Corporation's confidentiality agreement with Parent). In this proxy statement, we refer to (i) through (iii) above as an "adverse recommendation change."

        Notwithstanding the foregoing, at any time before Inland Real Estate Corporation's stockholders approval of the merger and the other transactions contemplated by the merger agreement is obtained, the Inland Real Estate Corporation board of directors may effect an adverse recommendation change (i) if it (a) has received a bona fide Takeover Proposal that, in the good faith determination of the Inland Real Estate Corporation board of directors, following consultation with its outside legal counsel and financial advisors, constitutes a Superior Proposal and (b) determines in good faith, following consultation with its outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the directors' duties under applicable law, and in such case Inland Real Estate Corporation may also terminate the merger agreement (subject to Inland Real Estate Corporation's obligations upon such termination to pay the termination fee and expense amount as described below) and enter into a contract with respect to such Superior Proposal or (ii) as a result of an intervening event (as defined below), if the Inland Real Estate Corporation board of directors determines in good faith, following consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors' duties under applicable law.

        For the purposes of the merger agreement, "Superior Proposal" means a Takeover Proposal (except that, for purposes of this definition, the references in the definition of "Takeover Proposal" to "20%" are replaced by "50%") which the Inland Real Estate Corporation board of directors determines, in consultation with its legal and financial advisors and taking into account all financial, legal, regulatory and any other aspects that the Inland Real Estate Corporation board of directors deems relevant, (i) is on terms and conditions more favorable, from a financial point of view, to the stockholders of Inland Real Estate Corporation than those contemplated by the merger agreement (including any adjustment to the terms and conditions thereof proposed in writing by Parent in response to any such Takeover Proposal) and (ii) if accepted, is reasonably likely to be consummated on the terms proposed.

        The Inland Real Estate Corporation board of directors is not entitled to effect an adverse recommendation change or terminate the merger agreement in order to enter into a contract with respect to a Superior Proposal unless (i) Inland Real Estate Corporation has provided a written notice to Parent that Inland Real Estate Corporation intends to take such action, specifying in reasonable detail the reasons therefor and (A) in the case of a Superior Proposal, describing in such notice the material terms and conditions of, and attaching to such notice the most recent draft of, the Superior Proposal that is the basis of such action and (B) in the case of an intervening event, describing in such notice the material facts and circumstances related to such intervening event, (ii) during the following three business days, Inland Real Estate Corporation negotiates with Parent in good faith (if desired by Parent) to adjust the terms of the merger agreement so that the action is no longer necessary and (iii) following the end of the three business day period, the Inland Real Estate Corporation board of directors has determined in good faith, after consultation with its outside legal counsel, taking into account any changes to the merger agreement proposed in writing by Parent, that the failure to make an adverse recommendation change or terminate the merger agreement would still be inconsistent with the directors' duties under applicable law. Upon any amendment to the financial terms or any other material amendment to the Takeover Proposal giving rise to the notice, Inland Real Estate Corporation is required to deliver a new notice and commence a new negotiation period of two business days.

        For the purposes of the merger agreement, "intervening event" means any material event, fact, circumstance, change, development or occurrence with respect to Inland Real Estate Corporation and its subsidiaries, taken as a whole, occurring, arising or that otherwise becomes known to the Inland Real Estate Corporation board of directors prior to obtaining approval from Inland Real Estate Corporation's stockholders of the merger and the other transactions contemplated by the merger agreement that was not known or reasonably foreseeable by the Inland Real Estate Corporation board of directors prior to the date of the merger agreement (or if known, the material consequences of which were not known or reasonably foreseeable by the Inland Real Estate Corporation board of directors prior to the date of the merger agreement); provided that in no event will any of the following constitute an intervening event: (1) the receipt, existence or terms of a Takeover Proposal; (2) changes in the market price or trading volume of Inland Real Estate Corporation common stock; or (3) the fact that Inland Real Estate Corporation meets or exceeds internal or published projections, forecasts or revenue or earnings predictions for any period.

Financing; Maintenance of Net Worth and Liquid Assets

        Pursuant to the merger agreement, Parent has delivered a commitment letter from Wells Fargo Bank, N.A., which we refer to as Wells, to fund approximately $1 billion of the merger consideration, which we refer to as Debt Financing. Parent is required to use its best efforts to take all actions and to do all things necessary to consummate the Debt Financing and obtain the proceeds of the Debt Financing on the closing date. Moreover, if the Wells commitment letter in respect of the Debt Financing is terminated prior to the closing, Parent is required to use best efforts to obtain alternative debt or equity financing in an amount sufficient to consummate the merger. The obligations of the Parent Parties and Merger Sub to consummate the transactions contemplated by the merger agreement are not subject to any financing contingency.

        In addition to the Debt Financing commitment that will be provided by Wells, at all times between December 14, 2015 and the earlier to occur of the effective time of the merger and the termination of the merger agreement, the Parent Parties will maintain an aggregate net worth and liquid assets of at least $850 million and $750 million, respectively, which we refer to as Minimum Net Worth and Liquid Assets, to fund the balance of the merger consideration. Parent is required to promptly notify Inland Real Estate Corporation in writing upon becoming aware that the aggregate net worth and/or liquid assets of the Parent Parties is reduced or would reasonably be expected to be reduced to an amount below the Minimum Net Worth and Liquid Assets. The Parent Parties will not take any action which would reasonably be expected to reduce its net worth or liquid assets below the Minimum Net Worth and Liquid Assets or otherwise materially delay or materially and adversely affect the Parent Parties' ability to pay the merger consideration or consummate the transactions contemplated by the merger agreement. For more information, see "The Merger—Financing" above.

        The Parent Parties may assign or delegate a portion of their respective rights, interests and obligations under the merger agreement to a newly-formed affiliate of Parent that is not a controlling affiliate of Parent prior to the closing provided that such entity agrees to be bound by the terms of the merger agreement as a "Parent Party," and provided further that the Minimum Net Worth and Liquid Assets tests would at all times continue to be satisfied. Inland Real Estate Corporation can object to and prevent any such assignment if such assignment either (i) would reasonably be expected to delay the closing or (ii) adversely impacts the maintenance by the Parent Parties of the Minimum Net Worth and Liquid Assets.

        Pursuant to the merger agreement, Parent must maintain liquid assets of at least $125 million at all times between December 14, 2015 and the earlier to occur of the effective time of the merger and the termination of the merger agreement, or, if the merger agreement is terminated and the reverse termination fee is payable to Inland Real Estate Corporation (described under "—Termination of the Merger Agreement—Termination Fee Payable by Parent to Inland Real Estate Corporation"), until such reverse termination fee is actually paid to Inland Real Estate Corporation.

Proxy Statement; Stockholder Meeting

        Inland Real Estate Corporation agreed to use commercially reasonable efforts to cause this proxy statement to be mailed to its common stockholders entitled to vote at its common stockholder meeting and to hold its stockholder meeting as soon as practicable after December 14, 2015. Inland Real Estate Corporation further agreed to include in the proxy statement its recommendation to its stockholders that they approve the merger and the other transactions contemplated by the merger agreement and to use commercially reasonable efforts to obtain such stockholder approval, except to the extent that the Inland Real Estate Corporation's board of directors shall have made an adverse recommendation change in accordance with the terms of the merger agreement.

Efforts to Complete Transactions; Consents

        Both Inland Real Estate Corporation and the Parent Parties have agreed to use commercially reasonable efforts to take all actions and do all things necessary, proper or advisable under applicable laws or pursuant to any contract or agreement to consummate and make effective, as promptly as practicable, the merger, including obtaining all necessary actions or nonactions, waivers, consents and approvals from governmental authorities or other persons or entities in connection with the merger and the other transactions contemplated by the merger agreement and defending any lawsuits or other legal proceedings challenging the merger agreement or the merger or other transactions contemplated by the merger agreement.

        Inland Real Estate Corporation and the Parent Parties have agreed to provide any necessary notices to third parties and to use commercially reasonable efforts to obtain any third-party consents that are necessary, proper or advisable to consummate the merger.

Access to Information; Confidentiality

        Subject to certain limitations, the merger agreement requires Inland Real Estate Corporation to (i) provide to Parent, upon reasonable notice and during normal business hours, reasonable access to its properties, offices, books, contracts, commitments and records, and Inland Real Estate Corporation is required to furnish reasonably promptly to Parent all information concerning its business and properties as Parent may reasonably request, (ii) reasonably cooperate, at Parent's sole cost and expense, with Parent's lenders (including any reasonable restructuring request of Parent or Parent's lenders reasonably necessary to implement the Debt Financing) and (iii) permit such environmental inspections as Parent and Parent's lenders may reasonably request. Parent will have the right to contact or otherwise communicate with Inland Real Estate Corporation's lenders without the prior written consent of Inland Real Estate Corporation, and Inland Real Estate Corporation will not unreasonably withhold, condition or delay its consent to any reasonable request of Parent made to a senior executive officer of Inland Real Estate Corporation to contact or otherwise communicate with Inland Real Estate Corporation's anchor tenants.

        The Parent Parties have agreed to hold, and to cause its representatives and affiliates to hold, any non-public information of Inland Real Estate Corporation in confidence to the extent required by the terms of its existing confidentiality agreements.

Notification of Certain Matters; Transaction Litigation

        Inland Real Estate Corporation and the Parent Parties have agreed to provide prompt notice to the other of any notice or other communication received from any governmental authority in connection with the merger agreement or the transactions contemplated by the merger agreement, including the merger, or from any person or entity alleging that its consent is or may be required in connection with any such transaction.

        Inland Real Estate Corporation will control the defense or settlement of any actions, suits, claims, investigations or proceedings against Inland Real Estate Corporation or its officers or directors by any stockholder of Inland Real Estate Corporation arising out of or relating to the merger agreement. Subject to certain exceptions, Inland Real Estate Corporation may not settle any such actions, suits, claims, investigations or proceedings without the prior written consent of Parent (which will not be unreasonably withheld, conditioned or delayed).

Indemnification of Directors and Officers; Insurance

        From and after the effective time of the merger, pursuant to the terms of the merger agreement, the surviving entity will provide exculpation, indemnification and advancement of expenses for the current and former officers, directors, partners, managers, members, trustees or agents of Inland Real Estate Corporation that is at least as favorable in scope and amount as the exculpation, indemnification and advancement of expenses provided in the organizational or governing documents of the company and its subsidiaries to such current and former officers, directors, partners, managers, members, trustees or agents of Inland Real Estate Corporation immediately prior to the effective time of the merger.

        For a period of six years after the effective time of the merger, pursuant to the terms of the merger agreement and subject to certain limitations, the surviving entity will indemnify, defend and hold harmless among others, current and former officers, directors, partners, managers, members, trustees or agents of Inland Real Estate Corporation, for actions at or prior to the effective time of the merger, including with respect to the transactions contemplated by the merger agreement.

        Prior to the effective time of the merger, Inland Real Estate Corporation has agreed to (or, if Inland Real Estate Corporation is unable to, Parent has agreed to cause the surviving entity in the merger to) obtain and pay for a non-cancelable extension of the coverage afforded by Inland Real Estate Corporation's existing directors' and officers' liability insurance policies and Inland Real Estate Corporation's existing fiduciary liability insurance policies covering at least six years after the effective time of the merger with respect to any claim related to any period of time at or prior to the effective time of the merger from one or more insurance carriers with terms and retentions that are no less favorable in the aggregate than the coverage provided under Inland Real Estate Corporation's existing policies.

        If Inland Real Estate Corporation or the surviving entity does not obtain a "tail" policy as of the effective time of the merger, either the surviving entity will maintain in effect, for a period of at least six years after the effective time of the merger, Inland Real Estate Corporation's existing policies in effect on December 14, 2015 on terms and limits of liability that are no less favorable in the aggregate than the coverage provided on that date or Parent will provide, or cause the surviving entity to provide, for a period or at least six years after the effective time of the merger, the indemnitees who are insured under Inland Real Estate Corporation's existing policies with comparable directors' and officers' liability insurance that provides coverage for events occurring at or prior to the effective time of the merger that is no less favorable in the aggregate than Inland Real Estate Corporation's existing policies, or if substantially equivalent insurance coverage is unavailable, the best available coverage. Notwithstanding the foregoing, (i) neither Parent nor the surviving entity will be required to pay annual premiums in excess of 250% of the current annual premium paid by Inland Real Estate Corporation for such insurance, and (ii) if the annual premiums exceed 250%, Parent or the surviving entity will be obligated to obtain a policy with the greatest coverage available for a cost not exceeding 250% of the current annual premium.

Public Announcements

        The Parent Parties, Merger Sub and Inland Real Estate Corporation have agreed, subject to certain exceptions, to consult with, and obtain consent (not to be unreasonably withheld) from, each other before issuing any press release or otherwise making any public filings with respect to the merger agreement or any of the transactions contemplated by the merger agreement.

Other Covenants and Agreements

        The merger agreement contains certain other covenants and agreements, including covenants related to:

  •
  Parent providing for a period of one year following the effective time of the merger employees of Inland Real Estate Corporation and its subsidiaries who are employed immediately prior to the effective time of the merger who continue in the employ of Parent, the surviving entity or any of their respective affiliates on or after the effective time of the merger, compensation and employee benefits that are, in the aggregate, substantially comparable to those provided to such employees immediately before the effective time of the merger;

  •
  the Parent Parties and Merger Sub taking all necessary actions to (i) cause Merger Sub to perform its obligations under the merger agreement and to consummate the merger and (ii) ensure that, prior to the effective time of the merger, Merger Sub does not conduct any business or make any investments or incur or guarantee any indebtedness other than as contemplated by the merger agreement;

  •
  the Parent Parties and their subsidiaries voting all Inland Real Estate Corporation common stock they beneficially own as of the record date of the Inland Real Estate Corporation special meeting, if any, in favor of approval of the merger;

  •
  Inland Real Estate Corporation's reasonable cooperation with Parent in (i) delivering to each of its lenders a notice prepared by Parent regarding the assumption, prepayment or defeasance of indebtedness or any modifications to any of Inland Real Estate Corporation's existing loan documents, and (ii) delivering tenant estoppel certificates prepared by Parent to certain of Inland Real Estate Corporation's tenants;

  •
  Inland Real Estate Corporation taking all necessary or appropriate steps to ensure that any disposition of Inland Real Estate Corporation common stock (including derivative securities related to such stock) in connection with the merger and the other transactions contemplated by the merger agreement by certain individuals are exempted pursuant to Rule 16b-3 promulgated under the Exchange Act from giving rise to any liability under Section 16 of the Exchange Act; and

  •
  certain tax matters.

Termination of the Merger Agreement

Termination by Mutual Agreement

        The merger agreement may be terminated at any time before the effective time of the merger by the mutual written agreement of Parent and Inland Real Estate Corporation.

Termination by Either Parent or Inland Real Estate Corporation

        The merger agreement may be terminated prior to the effective time of the merger by either Parent or Inland Real Estate Corporation if:

  •
  the merger has not been consummated on or before June 30, 2016 (provided that this termination right will not be available to a party if that party failed to fulfill its obligations under the merger agreement and that failure was a principle cause of, or resulted in, the failure of the merger to be consummated on or before such date);

  •
  a governmental authority of competent jurisdiction has issued a final and non-appealable order permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the merger agreement (provided that this termination right will not be available to a party if the issuance of such order was primarily due to the failure of such party to perform any of its obligations under the merger agreement); or

  •
  Inland Real Estate Corporation stockholders failed to approve the merger and the other transactions contemplated by the merger agreement at a duly convened meeting.

Termination by Inland Real Estate Corporation

        The merger agreement may also be terminated prior to the effective time of the merger by Inland Real Estate Corporation:

  •
  if the Parent Parties or Merger Sub have breached or failed to perform any of their representations, warranties, covenants or agreements in the merger agreement that would result in a failure of Inland Real Estate Corporation's conditions to closing the merger related to the accuracy of the Parent Parties' and Merger Sub's representations and warranties or Parent's and Merger Sub's material performance of or compliance with all the agreements and covenants required under the merger agreement and such breach or failure either (i) cannot be cured by June 30, 2016 or (ii) if curable, has not been cured by Parent within 20 business days after receiving written notice of such breach or failure (provided that this termination right will not be available to Inland Real Estate Corporation if Inland Real Estate Corporation is then in breach of the merger agreement and such breach would result in the failure of Parent's conditions to closing the merger related to the accuracy of Inland Real Estate Corporation's representations and warranties or Inland Real Estate Corporation's material performance of or compliance with all the agreements and covenants required under the merger agreement);

  •
  at any time prior to the approval of the merger and the other transactions contemplated by the merger agreement by the Inland Real Estate Corporation stockholders, in order to enter into a contract with respect to a Superior Proposal;

  •
  if (i) all of the conditions to consummating the merger are satisfied or waived, (ii) Parent or Merger Sub fails to consummate the merger by the date that it is required to do so, (iii) Inland Real Estate Corporation delivers written notice to Parent certifying all the conditions to consummating the merger have been satisfied or waived and that Inland Real Estate Corporation stands ready, willing and able to effect the merger at such time, and (iv) Parent or Merger Sub fails to effect the merger by the second business day after delivery of such notice, which we refer to as a Closing Failure; or

  •
  if the Parent Parties breach or fail to perform the representations and warranties or covenants relating to maintenance of net worth and liquid assets, and such breach or failure to perform cannot be cured on or before June 30, 2016 or, if curable, is not cured by the Parent Parties within 10 days of receipt of written notice, which we refer to as a Net Worth/Liquid Assets Termination.

Termination by Parent

        The merger agreement may also be terminated prior to the effective time of the merger by Parent if:

  •
  Inland Real Estate Corporation has breached or failed to perform any of its representations, warranties, covenants or agreements in the merger agreement or fails to deliver to Parent at the closing of the merger the written opinion of Proskauer Rose LLP to the effect that Inland Real Estate Corporation has, since the taxable year ending on December 31, 1995, been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, which we refer to as the "REIT Opinion, and such breach or failure would result in a failure of Parent's condition to closing the merger related to the accuracy of Inland Real Estate Corporation's representations and warranties or Inland Real Estate Corporation's material performance of or compliance with all the agreements and covenants required under the merger agreement and such breach either cannot be cured by June 30, 2016 or, if curable, has not been cured by Inland Real Estate Corporation within 20 business days after receiving written notice of such breach or failure (provided that this termination right will not be available to Parent if the Parent Parties or Merger Sub are then in breach of the merger agreement and such breach would result in the failure of Inland Real Estate Corporation's conditions to closing the merger related to the accuracy of the Parent Parties' and Merger Sub's representations and warranties or the Parent Parties' and Merger Sub's material performance of or compliance with all the agreements and covenants required under the merger agreement); or

  •
  prior to receipt of Inland Real Estate Corporation's stockholder approval of the merger and the other transactions contemplated by the merger agreement, (i) the Inland Real Estate Corporation board of directors makes an adverse recommendation change (provided that Parent's right to terminate the merger agreement in connection with an adverse recommendation change expires at 5:00 p.m. (New York City time) on the 10th business day following the date that Parent receives notice of such adverse recommendation change).

Termination Fees and Expenses Payable by Inland Real Estate Corporation to Parent

        Inland Real Estate Corporation has agreed to pay Parent a termination fee of $30 million if:

  •
  all of the following events have occurred:

  •
  either (i) the merger agreement is terminated by either Inland Real Estate Corporation or Parent because the Inland Real Estate Corporation stockholders fail to approve the merger and the other transactions contemplated by the merger agreement at a duly convened meeting or (ii) the merger agreement is terminated by Parent due to Inland Real Estate Corporation breaching any of its representations, warranties, covenants or agreements in the merger agreement, and such breach or failure results in a failure of Parent's conditions to closing the merger related to the accuracy of Inland Real Estate Corporation's representations and warranties or Inland Real Estate Corporation's material performance of or compliance with its obligations under the merger agreement and such breach either (x) cannot be cured by June 30, 2016 or (y) if curable, has not been cured by Inland Real Estate Corporation within 20 business days after receiving written notice of such breach or failure; and

  •
  Inland Real Estate Corporation receives a Takeover Proposal (provided that the references to "20%" in the definition of "Takeover Proposal" will be replaced with "50%" for purposes of determining whether a termination fee is due and payable) after the date the merger agreement has been publicly announced and not withdrawn; and

    •
    within 12 months after such termination, Inland Real Estate Corporation consummates a transaction regarding, or enters into a definitive agreement which is later consummated with respect to, the Takeover Proposal previously received by Inland Real Estate Corporation described in the immediately preceding bullet; or

  •
  the merger agreement is terminated by Inland Real Estate Corporation in order to enter into an alternative acquisition agreement with respect to a Superior Proposal; or

  •
  the merger agreement is terminated by Parent due to Inland Real Estate Corporation's board of directors making an adverse recommendation change.

        Inland Real Estate Corporation has also agreed to reimburse Parent for its actual reasonable out-of-pocket expenses up to a maximum amount of $5 million if (i) Parent or Inland Real Estate Corporation terminates the merger agreement due to the failure of Inland Real Estate Corporation's stockholders to approve the merger and the other transactions contemplated by the merger agreement; (ii) Inland Real Estate Corporation terminates the merger agreement in order to enter into an alternative acquisition agreement with respect to a Superior Proposal; (iii) Parent terminates the merger agreement due to Inland Real Estate Corporation's board of directors making an adverse recommendation change; or (iv) Parent terminates the merger agreement and a termination fee is payable by Inland Real Estate Corporation to Parent pursuant to the first bullet above, or due to Inland Real Estate Corporation's failure to deliver the REIT Opinion.

Termination Fee Payable by Parent to Inland Real Estate Corporation

        Inland Real Estate Corporation may, at its option, (i) seek specific performance of the Parent Parties' and Merger Sub's obligations to consummate the merger or (ii) terminate the merger agreement and require Parent to pay $100 million as a reverse termination fee to Inland Real Estate Corporation if Inland Real Estate Corporation is entitled to terminate the merger agreement due to:

  •
  a Closing Failure; or

  •
  a Net Worth/Liquid Assets Termination.

Certain Miscellaneous Provisions

Equitable Relief

        The parties to the merger agreement are entitled to injunctions, specific performance and other equitable relief to prevent breaches of the merger agreement and to enforce specifically the terms and provisions of the merger agreement in addition to any and all other remedies at law or in equity.

Amendment

        The parties to the merger agreement may amend the merger agreement by mutual agreement by action taken or authorized by their respective boards of directors at any time before or after stockholder approval is obtained and prior to the effective time of the merger, provided that, after approval of the merger and the other transactions contemplated by the merger agreement by Inland Real Estate Corporation's stockholders no amendment may be made which changes the form or amount of the consideration to be delivered to the holders of Inland Real Estate Corporation common stock or which by law or in accordance with the rules of any stock exchange requires further approval by Inland Real Estate Corporation's stockholders, without the approval of such stockholders.

Waiver

        Prior to the effective time of the merger, Parent or Inland Real Estate Corporation may extend the time for performance of any obligation of the other or waive any inaccuracy in the representations and warranties of the other or the other party's compliance with any agreement or condition contained in the merger agreement to the extent permitted by law.

Governing Law

        The merger agreement is governed by the laws of the State of Maryland (without giving effect to choice of law principles thereof).

VOTING AGREEMENT

        Concurrently with the execution of the merger agreement on December 14, 2015 and as contemplated by the merger agreement, Daniel L. Goodwin entered into a voting agreement with Parent Parties with respect to the company's common stock. Subsequently, certain affiliates of Mr. Goodwin, namely The Inland Group, Inc. and its indirect wholly owned subsidiaries, IMIC Stock Holding Corporation, Eagle I Financial Corp., Inland Investment Stock Holding Corporation and Partnership Ownership Corporation delivered to Parent the voting agreement executed by each of them. Pursuant to the voting agreement, Mr. Goodwin and the other parties to the voting agreement agreed to vote all of the shares of the company's common stock beneficially owned by them in favor of approval of the merger and the other transactions contemplated by the merger agreement. Mr. Goodwin and the other parties to the voting agreement also agreed to vote against certain actions or proposals that would reasonably be expected to impede, impair or materially interfere with, delay or postpone the consummation of the merger or any other transaction contemplated by the merger agreement. The voting agreement also restricts the ability of Mr. Goodwin and the other parties to the voting agreement to sell, transfer, pledge, encumber, dispose of or enter into any contract or other arrangement with respect to the transfer of their shares of the company's common stock, subject to certain exceptions.

        Approximately 11,819,361 shares beneficially owned by Mr. Goodwin and the other parties to the voting agreement, or approximately [    •    ]% of the company's common stock outstanding as of the record date, are subject to the voting agreement. Mr. Goodwin is one of our directors and engages, through his affiliates, in certain business activities with the company.

        The voting agreement will terminate upon the earliest to occur of the effective time or the date of termination of the merger agreement in accordance with its terms.

        The preceding summary of the voting agreement is subject to, and qualified in its entirety by reference to the full text of the voting agreement, attached hereto as Annex B.

MARKET PRICE OF OUR COMMON STOCK

        Our common stock has been listed on the NYSE under the symbol "IRC" since June 9, 2004. On [    •    ], 2016, there were approximately [    •    ] holders of record. Certain shares of our common stock are held in "street" name and accordingly, the number of beneficial owners of such shares is not known or included in the foregoing number. The following table sets forth, for the periods indicated, the high and low prices on the NYSE for our common stock and the dividends we declared per share of common stock with respect to the periods indicated.

	Range
					Cash Dividend per Share
Year	High		Low
Fiscal Year Ended December 31, 2013
First Quarter		$10.10		$8.43	$0.0475
Second Quarter		$12.05		$9.17	$0.0475
Third Quarter		$10.80		$9.51	$0.0475
Fourth Quarter		$11.08		$9.98	$0.0475
Fiscal Year Ended December 31, 2014
First Quarter		$10.99		$10.09	$0.0475
Second Quarter		$10.83		$10.24	$0.0475
Third Quarter		$10.79		$9.85	$0.0475
Fourth Quarter		$11.28		$9.85	$0.0475
Fiscal Year Ending December 31, 2015
First Quarter		$11.73		$10.11	$0.0475
Second Quarter		$10.92		$9.37	$0.0475
Third Quarter		$10.11		$7.97	$0.0475
Fourth Quarter		$10.90		$7.96	$0.0475
Fiscal Year Ending December 31, 2016
First Quarter (through [ • ], 2016)	$	[•]	$	[•]	$0.0475

        On December 14, 2015, the last trading day prior to the date of the public announcement of the merger agreement, the reported closing price per share for our common stock on the NYSE was $9.94. On [    •    ], 2016, the last trading day before the date of this proxy statement, the reported closing price per share for our common stock on the NYSE was $[    •    ]. You are encouraged to obtain current market quotations for our common stock.

        Under the merger agreement, the declaration and payment of regular monthly dividends for full monthly periods in accordance with past practice is permitted provided that the record date with respect to any such regular monthly dividends shall be set as the first business day of the applicable month. However, with respect to any period in which the closing date occurs which is less than a full month, the declaration and payment of dividends is not permitted under the merger agreement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table shows the number of shares of common stock beneficially owned by: (1) persons (including any "groups" as that term is used in Section 13(d)(3) of the Exchange Act) who are known to us to beneficially own more than 5% of the outstanding shares of our common stock; (2) our directors; (3) the named executive officers; and (4) the directors and executive officers as a group. Except as otherwise indicated, all information is as of the record date. For purposes of the table below, "beneficial ownership" is determined in accordance with Rule 13d-3 under the Exchange Act, pursuant to which a person or group of persons is deemed to have "beneficial ownership" of any shares that the person has the right to acquire within 60 days after January 27, 2016. For purposes of computing the percentage of outstanding common stock held by each person or group of persons named below, any shares that the person or persons has the right to acquire within 60 days after the record date are deemed to be outstanding but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. As of January 27, 2016, there were 100,597,813 shares of common stock outstanding.

Name of Beneficial Owner	Number of Shares Beneficially Owned		Percent of Class
The Vanguard Group, Inc.(1)	13,123,783		13.0%
Daniel L. Goodwin(2)(3)(4)(5)	11,819,361	(6)	11.7%
The Inland Group, Inc.(4)(5)(7)	11,816,361	(6)	11.7%
DRA Growth and Income Fund VIII, LLC(8)	11,819,361		11.7%
DRA Growth and Income Fund VIII (A), LLC(8)	11,819,361		11.7%
Manageco VIII LLC(8)	11,819,361		11.7%
BlackRock, Inc.(9)	10,254,743		10.2%
Inland Real Estate Investment Corporation(4)(10)	7,349,228	(6)	7.3%
Inland Investment Stock Holding Corporation(4)(5)(11)	7,212,118	(6)	7.2%
Vanguard Specialized Funds—Vanguard REIT Index Fund(12)	6,684,161		6.6%
Inland Investment Advisors, Inc.(4)(5)(13)	4,643,758		4.6%
Mark E. Zalatoris(2)(14)(15)	182,838		*
Brett A. Brown(14)(16)	89,922		*
D. Scott Carr(14)(17)	87,998		*
William W. Anderson(14)(18)	59,945		*
Joel D. Simmons(2)(19)	60,187		*
Beth Sprecher Brooks(12)(20)	53,155		*
Heidi N. Lawton(2)(21)	46,142		*
Thomas H. McAuley(2)(22)	45,895		*
Thomas P. D'Arcy(2)(23)	40,995		*
Joel G. Herter(2)(24)	42,570		*
Thomas R. McWilliams(2)(25)	32,895		*
Meredith Wise Mendes(2)(26)	11,428		*
All Executive Officers and Directors as a Group	12,573,331		12.5%

*
Less than 1%.

(1)
The business address for The Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power over 241,832 shares and shared voting power over 75,000 shares and shared dispositive power over 199,732 shares and sole dispositive power over 12,924,051 shares, with an aggregate beneficial ownership amount of 13,123,783 shares. The information contained herein respecting The Vanguard

  Group, Inc. is based solely on Amendment No. 10 to the Schedule 13G filed by The Vanguard Group with the SEC on February 10, 2015.

(2)
Director.

(3)
The business address for Mr. Goodwin is c/o Inland Real Estate Corporation, 814 Commerce Drive, Suite 300, Oak Brook, Illinois 60523. Mr. Goodwin has sole voting power over 2,588,117 shares, shared voting power over 9,228,244 shares, sole dispositive power over 3,000 shares, and shared dispositive power over 11,816,361 shares. Mr. Goodwin's beneficial ownership includes 3,000 shares underlying an option presently exercisable and 12,228 unvested shares of restricted common stock. In addition to his shares of common stock, Mr. Goodwin also has sole voting power over 40,000 shares of Series A preferred stock and shared voting power over 4,000 shares of Series A preferred stock. As of January 27, 2016, 4,400,000 shares of Series A preferred stock were issued and outstanding. Voting rights for holders of Series A preferred stock exist primarily with respect to the ability to elect two additional directors to the board if 18 or more monthly dividends (whether or not consecutive) payable on the Series A preferred stock are in arrears, and with respect to voting on amendments to the company's charter that materially and adversely affect the rights of the Series A preferred stock or create additional classes or series of shares of the company's capital stock that are senior to the Series A preferred stock. Other than the limited circumstances described above, holders of Series A preferred stock do not have any voting rights. As of January 27, 2016, no dividends on the Series A preferred stock were in arrears.

(4)
Mr. Goodwin is the controlling shareholder of The Inland Group, Inc. and beneficially owns all the shares of common stock beneficially owned by The Inland Group, Inc. The shares of common stock beneficially owned by The Inland Group, Inc. include (a) shares directly owned by Inland Investment Stock Holding Corporation and other indirect wholly owned subsidiaries of The Inland Group, Inc. and (b) shares beneficially owned by Inland Investment Advisors, Inc., an indirect wholly owned subsidiary of The Inland Group, Inc., through its management of the discretionary accounts of clients (including Mr. Goodwin, The Inland Group, Inc., Inland Real Estate Investment Corporation and another indirect wholly owned subsidiary of The Inland Group, Inc.) that own shares of common stock. Certain of the indirect wholly owned subsidiaries of The Inland Group, Inc., including Inland Investment Stock Holding Corporation, are wholly owned subsidiaries of Inland Real Estate Investment Corporation, which itself is an indirect wholly owned subsidiary of The Inland Group, Inc.

(5)
Mr. Goodwin directly holds 2,588,117 shares of common stock and directly controls, through discretionary accounts of the clients of Inland Investment Advisors, Inc. that own shares of common stock, 1,632,907 shares of common stock. The Inland Group, Inc. directly holds 9,091 shares of common stock, and certain indirect wholly owned subsidiaries The Inland Group, Inc. directly hold shares of common stock as follows: (i) IMIC Stock Holding Corporation directly holds 240,018 shares of common stock; (ii) Partnership Ownership Corporation directly holds 137,110 shares of common stock; and (iii) Inland Investment Stock Holding Corporation directly holds 7,212,118 shares of common stock. These persons have entered into a voting agreement in respect of these 11,819,361 aggregate shares of common stock in connection with the merger and merger agreement. See "Voting Agreement."

(6)
As of January 27, 2016, 2,048,357 of the shares reported in the table as beneficially owned by Mr. Goodwin, The Inland Group, Inc. and Inland Real Estate Investment Corporation were pledged as security in a brokerage margin account, and 7,212,118 shares owned directly by Inland Investment Stock Holding Corporation and 137,110

  shares owned directly by another indirect wholly owned subsidiary of The Inland Group, Inc., Partnership Ownership Corporation, were pledged as security to banks for a secured revolving credit facility extended to Inland Real Estate Investment Corporation. Mr. Goodwin is neither a party to the agreement governing the credit facility nor has he directly received any proceeds from that facility.

(7)
The business address for The Inland Group, Inc. is 2901 Butterfield Road, Oak Brook, Illinois 60523. The Inland Group, Inc. shares voting power over 9,231,245 shares of common stock and shares dispositive power over all of the shares that it beneficially owns.

(8)
The business address for DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII (A), LLC and Manageco VIII LLC is 220 East 42nd Street (27th Floor), New York, New York 10017. Manageco VIII LLC is the Manager of DRA Growth and Income Fund VIII, LLC and DRA Growth and Income Fund VIII (A), LLC, which we also refer to as the Parent Parties. Due to the voting agreement among Daniel Goodwin and certain of his affiliates and the Parent Parties, each of the Parent Parties and Manageco VIII LLC may be deemed to share voting and dispositive power over the 11,819,361 shares of common stock subject to the terms of the voting agreement. See "Voting Agreement." Each of Manageco VIII LLC, DRA Growth and Income Fund VIII, LLC and DRA Growth and Income Fund VIII (A), LLC disclaims beneficial ownership of such shares.

(9)
The business address for BlackRock, Inc. is 40 East 52nd Street, New York, New York 10022. BlackRock, Inc. has sole voting power over 10,013,893 shares and sole dispositive power over 10,254,743 shares. The information contained herein respecting BlackRock, Inc. is based solely on Amendment No. 7 to the Schedule 13G filed by BlackRock, Inc. with the SEC on January 8, 2016.

(10)
The business address for Inland Real Estate Investment Corporation is 2901 Butterfield Road, Oak Brook, Illinois 60523. Inland Real Estate Investment Corporation shares voting power over 7,349,228 shares and shares dispositive power over all of the shares that it beneficially owns.

(11)
The business address for Inland Investment Stock Holding Corporation is 701 North Green Valley Parkway, Henderson, Nevada 89074. Inland Investment Stock Holding Corporation shares voting and dispositive power over all of the shares that it beneficially owns.

(12)
The business address for Vanguard Specialized Funds—Vanguard REIT Index Fund is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. The Vanguard Group has sole voting power over all of the shares that it beneficially owns. The information contained herein respecting Vanguard Specialized Funds—Vanguard REIT Index Fund is based solely on Amendment No. 4 to the Schedule 13G filed by Vanguard Specialized Funds—Vanguard REIT Index Fund with the SEC on February 6, 2015.

(13)
The business address for Inland Investment Advisors, Inc. is 2901 Butterfield Road, Oak Brook, Illinois 60523. Inland Real Estate Investment Corporation shares voting power over 7,349,228 shares and shares dispositive power over all of the shares that it beneficially owns. Inland Investment Advisors, Inc. makes decisions as to dispositions of shares of common stock held in the discretionary accounts of the clients of Inland Investment Advisors, Inc. that own shares of common stock by means of a committee composed of three of the directors of Inland Investment Advisors, Inc. Of these directors, only Mr. Goodwin has the ability to direct the disposition of the shares of common stock beneficially owned by Inland Investment Advisors, Inc.

(14)
Executive Officer.

(15)
Mr. Zalatoris has sole voting and investment power over 70,268 shares and shared voting and investment power over 105,732 shares. Mr. Zalatoris's beneficial ownership includes 6,838 shares underlying an option presently exercisable and 50,423 unvested shares of restricted common stock. Mr. Zalatoris and his wife's beneficial ownership includes 2,100 shares and 1,700 shares directly owned by the Joanne Zalatoris Trust and the Scott Zalatoris Trust, respectively.

(16)
Mr. Brown has sole voting and investment power over 34,834 shares. Mr. Brown also has shared voting and investment power with his wife over 52,461 shares, all of which have been pledged as security for a margin account. Mr. Brown's beneficial ownership includes 2,627 shares underlying an option presently exercisable and 34,834 unvested shares of restricted common stock.

(17)
Mr. Carr has sole voting and investment power over 45,723 shares and shared voting and investment power with his wife over 41,523 shares. Mr. Carr's beneficial ownership includes 752 shares underlying an option presently exercisable and 33,645 unvested shares of restricted common stock.

(18)
Mr. Anderson has sole voting and investment power over 30,542 shares and shared voting and investment power with his wife over 27,235 shares. Mr. Anderson's beneficial ownership includes 2,168 shares underlying an option presently exercisable and 22,319 unvested shares of restricted common stock.

(19)
Mr. Simmons has sole voting and investment power over all of the shares that he beneficially owns. Mr. Simmons' beneficial ownership includes 3,000 shares underlying options presently exercisable and 12,228 unvested shares of restricted common stock.

(20)
Ms. Sprecher Brooks has sole voting and investment power over all the shares that she beneficially owns. Ms. Sprecher Brooks' beneficial ownership includes 2,215 shares underlying an option presently exercisable and 22,749 unvested shares of restricted common stock.

(21)
Ms. Lawton has sole voting and investment power over all of the shares she beneficially owns. Ms. Lawton's beneficial ownership includes 7,000 shares underlying options presently exercisable and 12,228 unvested shares of restricted common stock.

(22)
Mr. McAuley has sole voting and investment power over all of the shares that he beneficially owns. Mr. McAuley's beneficial ownership includes 3,000 shares underlying options exercisable and 12,228 unvested shares of restricted common stock.

(23)
Mr. D'Arcy has sole voting and investment power over all of the shares that he beneficially owns. Mr. D'Arcy's beneficial ownership includes 7,000 shares underlying options presently exercisable and 12,228 unvested shares of restricted common stock.

(24)
Mr. Herter has sole voting and investment power over 12,286 shares and shared voting and investment power with his wife over 19,935 shares. Mr. Herter's beneficial ownership includes 3,000 shares underlying options presently exercisable and 12,228 unvested shares of restricted common stock.

(25)
Mr. McWilliams has sole voting and investment power over all of the shares that he beneficially owns. Mr. McWilliams' beneficial ownership includes 7,000 shares underlying options presently exercisable and 12,228 unvested shares of restricted common stock.

(26)
Ms. Mendes has sole voting and investment power over all of the shares that she beneficially owns. Ms. Mendes' beneficial ownership includes 9,735 unvested shares of restricted common stock.

NO DISSENTERS' RIGHTS OF APPRAISAL

        We are organized as a corporation under Maryland law. Under the Maryland general corporation law, because our common stock was listed on the NYSE on the record date for determining stockholders entitled to vote at the special meeting, our common stockholders who object to the merger do not have any appraisal rights, dissenters' rights or similar rights of an objecting stockholder in connection with the merger. However, our common stockholders can vote against the merger and the other transactions contemplated by the merger agreement. Under the Maryland general corporation law, the holders of our preferred stock do not have any appraisal rights, dissenters' rights or similar rights of an objecting stockholder in connection with the merger.

SUBMISSION OF STOCKHOLDER PROPOSALS

        We intend to hold an annual meeting of stockholders in 2016 only if the merger is not completed. If we hold such an annual meeting, in order to be eligible for inclusion in our proxy materials for such annual meeting, written notice of any stockholder proposal was required to have been received by us no later than January 14, 2016 in order to be included in our proxy statement and form of proxy relating to that meeting. These proposals must comply with the requirements established by the SEC for stockholder proposals and the requirements contained in our bylaws in order to be included in the proxy statement. We did not receive any such proposals prior to January 14, 2016. A stockholder who wishes to make a nomination or proposal at the 2016 annual meeting without including the proposal in our proxy statement and form of proxy relating to that meeting was required, in accordance with our current bylaws, to notify us no later than 5:00 p.m. Central Time, on January 14, 2016, unless the meeting is advanced or delayed by more than 30 days from June 30, 2016, in which case the stockholders must notify us no earlier than the 150th day prior to the date of the meeting and no later than 5:00 p.m. Central Time, on the later of the 120th day prior to the date of the meeting or the tenth day following the day on which public announcement of the date of the meeting is first made. We did not receive any such notice prior to January 14, 2016. If the stockholder fails to give timely notice as required by our bylaws, the nominee or proposal will be excluded from consideration at the meeting. In addition, our bylaws include other requirements for nomination of candidates for director and proposals of other business with which a stockholder must comply to make a nomination or business proposal.

STOCKHOLDERS SHARING THE SAME ADDRESS

        The rules promulgated by the SEC permit companies, brokers, banks or other intermediaries to deliver a single copy of a proxy statement and annual report to households at which two or more stockholders reside. This practice, known as "householding," is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources. Stockholders sharing an address who have been previously notified by their broker, bank or other intermediary and have consented to householding will receive only one copy of this proxy statement. If you would like to opt out of this practice for future mailings and receive separate proxy statements for each stockholder sharing the same address, please contact your broker, bank or other intermediary. You may also obtain a separate proxy statement without charge by sending a written request to Inland Real Estate Corporation, 814 Commerce Drive, Suite 300, Oak Brook, Illinois 60523, Attention: Secretary or by telephone at (888) 331-4732. We will promptly send additional copies of the proxy statement upon receipt of such request. Stockholders sharing an address that are receiving multiple copies of this proxy statement can request delivery of a single copy of any future proxy statements by contacting their broker, bank or other intermediary or sending a written request to Inland Real Estate Corporation at the address above.

OTHER MATTERS

        Our board of directors does not know of any matter to be presented at the special meeting which is not listed on the notice of special meeting and discussed above.

WHERE YOU CAN FIND MORE INFORMATION

        We file certain reports and information with the SEC under the Exchange Act, including annual, quarterly and current reports and proxy statements. You may obtain copies of this information in person or by mail from the public reference room at the SEC, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. You may obtain information on the operation of the public reference room by calling the SEC at (800) SEC-0330. The SEC also maintains an Internet website that contains reports, proxy statements and other information about issuers like us, which file electronically with the SEC. The address of that site is http:/ /www.sec.gov. The information contained on the SEC's website is expressly not incorporated by reference into this proxy statement. Our public filings are also available on our website at www.inlandrealestate.com. The information found on, or otherwise accessible through, our website is not incorporated into, and does not form a part of, this proxy statement or any other report or document we file with or furnish to the SEC.

        Any person, including any beneficial owner to whom this proxy statement is delivered, may request copies of reports, proxy statements or other information concerning us, without charge, by written or telephonic request directed to us at Inland Real Estate Corporation, 814 Commerce Drive, Suite 300, Oak Brook, Illinois 60523, Attention: Secretary or by telephone at (888) 331-4732. If you would like to request documents, please do so at least five business days prior to the special meeting, in order to receive them before the special meeting.

        No persons have been authorized to give any information or to make any representations other than those contained in this proxy statement and, if given or made, such information or representations must not be relied upon as having been authorized by us or any other person. This proxy statement is dated [    •    ], 2016. You should not assume that the information contained in this proxy statement is accurate as of any date other than that date, and the mailing of this proxy statement to stockholders will not create any implication to the contrary.

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM, OR IN ADDITION TO, WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [    •    ], 2016. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO COMPANY STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

EXECUTION VERSION

AGREEMENT AND PLAN OF MERGER

By and Among

INLAND REAL ESTATE CORPORATION,

DRA GROWTH AND INCOME FUND VIII, LLC,

DRA GROWTH AND INCOME FUND VIII (A), LLC

AND

MIDWEST RETAIL ACQUISITION CORP.

Dated as of December 14, 2015

AGREEMENT AND PLAN OF MERGER

        THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of December 14, 2015, is by and among Inland Real Estate Corporation, a Maryland corporation (the "Company"), DRA Growth and Income Fund VIII, LLC, a Delaware limited liability company ("Parent"), DRA Growth and Income Fund VIII (A), LLC, a Delaware limited liability company ("Fund VIIIA" and together with Parent, the "Parent Parties"), and Midwest Retail Acquisition Corp., a Maryland corporation and an indirect wholly owned subsidiary of the Parent Parties ("Merger Sub").

W  I  T  N  E  S  S  E  T  H:

        WHEREAS, the parties hereto wish to effect a business combination transaction in which Merger Sub will be merged with and into the Company with the Company being the surviving entity (the "Merger"), and each outstanding share of common stock, $0.01 par value per share (the "Company Common Stock"), of the Company, will be converted into the right to receive the Merger Consideration (as defined herein), upon the terms and subject to the conditions set forth in this Agreement and in accordance with the MGCL;

        WHEREAS, the respective boards of directors or managers, as applicable, of the Company and the Parent Parties have approved this Agreement, the Merger and the other transactions contemplated by this Agreement and declared that this Agreement, the Merger and the other transactions contemplated by this Agreement are advisable;

        WHEREAS, the board of directors of the Company has directed that the Merger and the other transactions contemplated by this Agreement be submitted for consideration at a meeting of the Company's stockholders and has resolved to recommend that the Company's stockholders vote to approve the Merger and the other transactions contemplated by this Agreement;

        WHEREAS, the stockholders and the board of directors of Merger Sub have taken all actions required for the execution of this Agreement by Merger Sub and to adopt and approve this Agreement and to approve the consummation by Merger Sub of the Merger and the other transactions contemplated by this Agreement;

        WHEREAS, simultaneously with the execution and delivery of this Agreement, certain stockholders of the Company have executed and delivered to Parent a Voting Agreement pursuant to which each such stockholder has agreed to vote to approve the Merger and the other transactions contemplated by this Agreement; and

        WHEREAS, each of the Company, the Parent Parties and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Merger, and also to prescribe various conditions to the Merger.

        NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

        Section 1.1    Definitions.

          (a)   For purposes of this Agreement:

    "Acceptable Confidentiality Agreement" shall mean a confidentiality agreement that contains provisions as to the treatment of confidential information that are no less favorable in the aggregate to the Company than those contained in the Confidentiality Agreement (except for such changes necessary for the Company to comply with its obligations under this Agreement).

    "Action" shall mean any claim, action, suit, proceeding, arbitration, mediation or other investigation.

    "Affiliate" of a specified Person shall mean a Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

    "Anchor Tenant" shall mean the tenants of the Company and the Company Subsidiaries identified as "Anchor Tenants" on Section 4.16(a) of the Company Disclosure Letter.

    "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which all banking institutions in New York, New York are authorized or obligated by Law or executive order to close.

    "Code" shall mean the United States Internal Revenue Code of 1986, as amended.

    "Company Benefit Plan" shall mean each "employee benefit plan" (within the meaning of Section 3(3) of ERISA) and each employment, consulting, termination, severance, change in control, separation, retention stock option, restricted stock, profits interest, stock purchase, deferred compensation, bonus, incentive compensation, fringe benefit, health, medical, dental, disability, accident, life insurance, welfare benefit, cafeteria, vacation, paid time off, perquisite, retirement, pension, or savings or any other compensation or employee benefit plan, agreement, program, policy or other arrangement, whether or not subject to ERISA, in each case sponsored, maintained or contributed to, or required to be maintained or contributed to, by the Company, any Company Subsidiary or any ERISA Affiliate or with respect to which the Company or any Company Subsidiary or any ERISA Affiliate has any obligation or liability.

    "Company Board" means the Company's board of directors.

    "Company Bylaws" shall mean the Amended and Restated Bylaws of the Company effective April 16, 2015, as amended through the date hereof.

    "Company Charter" shall mean, collectively, the Fifth Articles of Amendment and Restatement of the Company dated August 2, 2013 and the Articles Supplementary Establishing and Fixing the Rights and Preferences of 6.95% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share, dated October 13, 2014, as amended through the date hereof.

    "Company Employee" shall mean each employee of the Company and/or any Company Subsidiary as of the date hereof.

    "Company Material Adverse Effect" shall mean any event, circumstance, change or effect (a) that, individually or when aggregated with other events, circumstances, changes or effects, is or would reasonably be expected to be material and adverse to the business, assets, financial condition or results of operations of the Company and the Company Subsidiaries, taken as a whole or (b) that will, or would reasonably be expected to, prevent or materially impair the ability of the Company to consummate the Merger before the Outside Date; provided, however, that "Company Material Adverse Effect" shall not include any event, circumstance, change or effect to the extent arising out of or resulting from (i) any failure of the Company to meet any projections or forecasts or any decrease in the market price of the Company Common Stock (it being understood and agreed that any event, circumstance, change or effect giving rise to such failure or decrease shall be taken into account in determining whether there has been a Company Material Adverse Effect), (ii) any events, circumstances, changes or effects that affect the commercial real estate industry generally, (iii) any changes in the United States or global economy or capital, financial or securities markets generally, including changes in interest or exchange rates, (iv) any changes in legal or regulatory conditions, (v) the commencement, escalation or worsening of a war or armed hostilities or the occurrence of acts of terrorism or sabotage, (vi) the negotiation, execution or announcement of this Agreement, or the consummation or anticipation of the Merger or other transactions contemplated hereby, (vii) the taking of any action required or expressly permitted by, or the failure to take any action prohibited by, this Agreement, or any action taken, or not taken, with the consent, waiver or at the request of the Parent Parties in writing, (viii) fires, earthquakes, tornadoes, hurricanes, floods or other natural disasters, (ix) any damage or destruction of any Company Property that is substantially covered by insurance (provided that any resulting loss in coverage or premium increases shall be taken into account in determining whether there has been a Company Material Adverse Effect), (x) any Action brought or threatened by or on behalf of any holder of equity interests in the Company arising out of or relating to the Merger or other transactions contemplated by this Agreement, (xi) changes in Law or GAAP, (xii) the identity of the parties hereto or any of their respective Affiliates, Representatives or financing sources, or the pendency or contemplated consummation of the transactions contemplated by this Agreement, including any actual or potential loss or impairment after the date hereof of any Contract or any customer, supplier, partner, employee or other business relation due to any of the foregoing in this clause (xii), and/or (xiii) any actions taken by the Parent Parties, their Affiliates or any of their respective representatives or financing sources after the date hereof (provided that any other events, circumstances, changes or effects contributing to a Company Material Adverse Effect that are not a result of any such action shall be taken into account in determining whether there has been a Company Material Adverse Effect to the extent not covered by any of the foregoing clauses (i) through (xii)), which in the case of each of clauses (ii), (iii), (iv), (v) and (xi) do not disproportionately affect the Company and the Company Subsidiaries, taken as a whole, relative to other similarly situated participants in the commercial real estate industry in the United States, and in the case of clause (viii) do not disproportionately affect the Company and the Company Subsidiaries, taken as a whole, relative to other participants in the commercial real estate industry in the geographic regions in which the Company and the Company Subsidiaries operate or own or lease properties; provided, that the exceptions in clauses (vi), (vii) and (xii) shall not apply to "Company Material Adverse Effect" as used in Section 4.5 and Section 7.2(a) (but only with respect to Section 4.5(a)).

    "Company Option" shall mean any outstanding option to purchase shares of Company Common Stock under the Company Stock Plans or otherwise.

    "Company Restricted Stock" shall mean any shares of Company Common Stock that were granted pursuant to the Company Stock Plans and are subject to restrictions on transfer and/or forfeiture.

    "Company Series A Preferred Stock" means the 8.125% Series A cumulative redeemable preferred stock, $0.01 par value per share, of the Company.

    "Company Series B Preferred Stock" means the 6.95% Series B cumulative redeemable preferred stock, $0.01 par value per share, of the Company.

    "Company Stock Plan" shall mean the Company's 2014 Equity Award Plan, 2005 Equity Award Plan, Distribution Reinvestment Plan and Independent Director Stock Option Plan.

    "Company Stockholder Approval" means the affirmative vote of the holders of not less than a majority of the outstanding shares of Company Common Stock entitled to vote thereon.

    "Company Stockholder Meeting" shall mean the meeting of the holders of shares of Company Common Stock for the purpose of seeking the Company Stockholder Approval, including any postponement or adjournment thereof.

    "Company Subsidiary" shall mean (a) any corporation of which fifty percent (50%) or more of the outstanding voting securities is, directly or indirectly, owned by the Company, (b) any partnership, limited liability company, joint venture or other entity of which fifty percent (50%) or more of the total equity interest is, directly or indirectly, owned by the Company or of which the Company or any Company Subsidiary is a general partner, manager, managing member or the equivalent and (c) those joint ventures listed on Section 1.1(a) of the Company Disclosure Letter in which the Company owns, directly or indirectly, less than fifty percent (50%) of the equity interests (the "Company Joint Ventures").

    "Confidentiality Agreement" shall mean the letter agreement, dated June 29, 2015, as amended from time to time, between the Company and Parent.

    "control" (including the terms "controlled by" and "under common control with") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise.

    "Environmental Law" shall mean any Law (including, common law) relating to the pollution or protection of the environment (including air, surface water, groundwater, land surface or subsurface land), or human health or safety (as such matters relate to exposure to Hazardous Substances), including Laws relating to the use, handling, presence, transportation, treatment, storage, disposal, release or discharge of Hazardous Substances.

    "Environmental Permit" shall mean any permit, approval, license or other authorization required under any applicable Environmental Law.

    "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

    "ERISA Affiliate" shall mean all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control and all other entities, together with the Company or any ERISA Affiliate of the Company, which are treated as a single employer under Section 414 of the Code.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    "Expenses" shall mean all expenses (including loan application and commitment fees and all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its Affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement, the preparation, printing, filing and mailing of the Proxy Statement and all SEC and other regulatory filing fees incurred in connection with the Proxy Statement, the solicitation of stockholder approval, engaging the services of the Paying Agent, obtaining third party consents, any other filings with the SEC and all other matters related to the closing of the Merger and the other transactions contemplated by this Agreement.

    "Extended Closing Date" shall mean ten (10) Business Days after the date on which the Satisfaction Time occurs; provided, however, that the Extended Closing Date shall not occur following the Outside Date unless the date that the Company Stockholder Approval is obtained is less than ten (10) Business Days prior to the Outside Date, in which case the Outside Date shall be extended until the date that is ten (10) Business Days following the date that the Company Stockholder Approval is obtained.

    "GAAP" shall mean the United States generally accepted accounting principles.

    "Governmental Authority" shall mean any United States (federal, state or local) or foreign government, arbitration panel, or any governmental or quasi-governmental, regulatory, judicial or administrative authority, board, bureau, agency, commission or self-regulatory organization.

    "Hazardous Substances" shall mean (i) those substances listed in, defined in or regulated under any Environmental Law, including the following federal statutes and their state counterparts, as each may be amended from time to time, and all regulations thereunder: the Resource Conservation and Recovery Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Toxic Substances Control Act, the Clean Water Act, the Safe Drinking Water Act, the Atomic Energy Act and the Clean Air Act; (ii) petroleum and petroleum products, including crude oil and any fractions thereof; and (iii) polychlorinated biphenyls, mold, methane, asbestos, and radon.

    "Indebtedness" shall mean, with respect to any Person, (i) all indebtedness, notes payable, accrued interest payable or other obligations for borrowed money (including prepayment penalties, brokerage costs, unwind costs, termination costs, redemption costs, charges and other premiums payable as a result of the consummation of the transactions contemplated hereby), whether secured or unsecured, (ii) all obligations under conditional sale or other title retention agreements, or incurred as financing, in either case with respect to property acquired by such Person, (iii) all obligations issued, undertaken or assumed as the deferred purchase price for any property or assets (including any potential future earn-out, purchase price adjustment or release or any "holdback" or similar payment), (iv) all obligations under capital leases, (v) all obligations in respect of bankers acceptances or letters of credit, (vi) all obligations under interest rate cap, swap, collar or similar transaction or currency hedging transactions (valued at the termination value thereof), and (vii) any guarantee (other than customary non-recourse carve-out or "badboy guarantees" on Indebtedness that is not material to the Company) of any of the foregoing, whether or not evidenced by a note, mortgage, bond, indenture or similar instrument.

    "Indemnitee" shall mean any individual who, on or prior to the Effective Time, was an officer, director, partner, manager, member, trustee or agent of the Company or served on behalf of the Company as an officer, director, partner, manager, member or trustee of any of the Company Subsidiaries.

    "Intellectual Property" shall mean all United States and foreign (i) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions and extensions thereof, (ii) trademarks, service marks, trade dress, logos, trade names, corporate names, Internet domain names, design rights and other source identifiers, together with the goodwill symbolized by any of the foregoing, (iii) copyrightable works and copyrights, (iv) confidential and proprietary information, including trade secrets, know-how, ideas, formulae, models and methodologies, (v) all rights in the foregoing and in other similar intangible assets, and (vi) all applications and registrations for the foregoing.

    "IRS" shall mean the United States Internal Revenue Service or any successor agency.

    "knowledge" shall mean the actual knowledge of the following officers and employees of the Company and Parent, as applicable: (i) for the Company: each person identified as an executive officer of the Company in the Company's 2015 Proxy Statement; and (ii) for Parent: Brian Summers, Patrick Judge, Matthew Shore and Roger Stattel.

    "Law" shall mean any and all domestic (federal, state or local) or foreign laws, rules, regulations, orders, judgments or decrees promulgated by any Governmental Authority.

    "Lien" shall mean with respect to any asset (including any security), any mortgage, deed of trust, claim, condition, covenant, lien, pledge, charge, security interest, preferential arrangement, option or other third party right (including right of first refusal or first offer), restriction, right of way, easement, or title defect or encumbrance of any kind in respect of such asset, including any restriction on the use, voting, transfer, receipt of income or other exercise of any attributes of ownership.

    "Liquid Assets" shall mean any of the following, but only to the extent owned individually, free of all Liens: (i) cash; (ii) certificates of deposit (with a maturity of two (2) years or less) issued by, or savings account with, any bank or other financial institution; (iii) marketable securities listed on a national or international exchange; (iv) U.S. Obligations; or (iv) the face amount of Qualified Capital Commitments.

    "MGCL" shall mean the Maryland General Corporation Law.

    "New Guarantor" shall mean a newly-formed Affiliate of Parent that is not a controlling Affiliate of Parent to which either of the Parent Parties assigns or delegates any of their respective rights, interests or obligations under this Agreement in accordance with Sections 6.16(b) and 9.5.

    "Net Worth" shall mean that, as of the date of any determination, (i) the amount of capital contributions that may be called from the members of a Person pursuant to the terms of such Person's organizational documents as of the date of calculation, plus (ii) the total book equity of such Person as shown in the most recent quarterly financial statements of such Person, minus (iii) the positive or negative cumulative net change in unrealized appreciation from investments as shown in the footnotes to the most recent quarterly financial statements of such Person (it being understood that the subtraction of such item (A) which is a negative number will result in an increase in Net Worth and (B) will not result in the valuation of an investment or asset exceeding the lower of cost or market (as reflected in such Person's financial statements for such investment or asset).

    "NYSE" shall mean the New York Stock Exchange.

    "Order" shall mean a judgment, order or decree of a Governmental Authority.

    "Parent Material Adverse Effect" shall mean any event, circumstance, change or effect that will, or would reasonably be expected to, prevent, impair or materially delay the ability of any of the Parent Parties or Merger Sub to consummate the Merger or other transactions contemplated by this Agreement.

    "Parent Subsidiary" shall mean (a) any corporation of which fifty percent (50%) or more of the outstanding voting securities is, directly or indirectly, owned by the Parent Parties, and (b) any partnership, limited liability company or other entity of which fifty percent (50%) or more of the total equity interest is, directly or indirectly, owned by the Parent Parties or of which the Parent Parties or any Parent Subsidiary is a general partner, manager, managing member or the equivalent.

    "Person" shall mean an individual, corporation, partnership, limited partnership, limited liability company, person (including a "person" as defined in Section 13(d)(3) of the Exchange Act), trust, association or other entity or a Governmental Authority or a political subdivision, agency or instrumentality of a Governmental Authority.

    "Qualified Capital Commitments" shall mean commitments under fully executed, irrevocable, unconditional, valid and enforceable subscription agreements in form and substance approved by the Company (it being understood that following the approval by the Company of a form of subscription agreement, any subscription agreement that does not decrease the likelihood (or could be reasonably read to possibly decrease the likelihood) of a commitment being funded thereunder prior to the Closing Date or increase the likelihood (or could be reasonably read to possibly increase the likelihood) that an investor can withdraw its commitment thereunder prior to the Closing Date as compared to the form approved by the Company shall not require the prior approval of the Company) pursuant to which a Person that Parent reasonably believes in good faith has the financial capability to satisfy its obligations thereunder has committed to invest a specified amount of cash on or prior to the Closing with the applicable Parent Party as of the date of calculation and does not provide for the return of any portion thereof to such Person prior to the Closing.

    "Representative" shall mean, with respect to any Person, such Person's directors, officers, employees, consultants, advisors (including attorneys, accountants, consultants, investment bankers, and financial advisors), agents and other representatives.

    "Satisfaction Time" shall mean such time that all of the conditions set forth in Article VII (other than those conditions that by their terms are required to be satisfied or waived at the Closing) shall have been satisfied or waived by the party entitled to the benefit of the same.

    "SEC" shall mean the United States Securities and Exchange Commission (including the staff thereof).

    "Securities Act" shall mean the Securities Act of 1933, as amended.

    "Significant Company Subsidiaries" shall mean Inland Algonquin Commons, LLC, Inland Venture, LLC, Inland Exchange Venture, LLC and Inland TRS Commercial Property Management, Inc.

    "Solvent" shall mean that, as of the date of any determination, (i) the present fair saleable value of the properties, rights and assets of the Parent Parties and the Parent Subsidiaries exceeds the total liabilities of the Parent Parties and the Parent Subsidiaries (including a reasonable estimate of the contingent liabilities that would be recorded in accordance with GAAP), (ii) the capital of the Parent Parties and the Parent Subsidiaries, taken as a whole, is not unreasonably small in relation to their business, taken as a whole, and (iii) the Parent Parties and the Parent Subsidiaries, taken as a whole, do not have debts beyond their ability to pay such debts as they mature in the ordinary course of business.

    "Tax" or "Taxes" shall mean any and all federal, state, local or foreign or other taxes of any kind, together with any interest, penalties and additions to tax, imposed by any Governmental Authority, including taxes on or with respect to income, franchises, gross receipts, gross income, property, sales, use, ad valorem, transfer, capital stock, payroll, employment, unemployment, alternative or add-on minimum, estimated and net worth, and taxes in the nature of excise, withholding, backup withholding and value added taxes, additions to tax or additional amounts imposed by any taxing authority (domestic or foreign), and shall include any transferee or successor liability in respect of taxes, any liability in respect of taxes under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Law, or imposed by contract, tax sharing agreement, tax indemnity agreement or any similar agreement, whether disputed or not and including any obligation to indemnify or otherwise assume or succeed to the tax liability of any other Person.

    "Tax Return" shall mean any return, report or similar statement, together with any attached schedule, that is required to be provided to a Governmental Authority with respect to Taxes,

    including information returns, refunds claims, amended returns and declarations of estimated Tax.

    "U.S. Obligations" shall mean securities evidencing an obligation to timely pay principal and/or interest in a full and timely manner that are (i) direct obligations of the United States of America for the payment of which its full faith and credit is pledged, and (ii) not subject to prepayment, call or early redemption.

          (b)   The following terms shall have the respective meanings set forth in the Section set forth below opposite such term:

Acceptable Confidentiality Agreement	Section 1.1(a)
Action	Section 1.1(a)
Adverse Recommendation Change	Section 6.4(d)
Affiliate	Section 1.1(a)
Agreement	Preamble
Alternative Financing	Section 6.12(b)
Anchor Tenant	Section 1.1(a)
Articles of Merger	Section 2.3(a)
Book-Entry Share	Section 3.1(b)
Business Day	Section 1.1(a)
Certificate	Section 3.1(b)
Closing	Section 2.2(a)
Closing Date	Section 2.2(a)
Code	Section 1.1(a)
Commitment Letters	Section 5.5(a)
Company	Preamble
Company Benefit Plan	Section 1.1(a)
Company Board	Section 1.1(a)
Company Bylaws	Section 1.1(a)
Company Charter	Section 1.1(a)
Company Common Stock	Recitals
Company Disclosure Letter	Article IV
Company Employee	Section 1.1(a)
Company Ground Leases	Section 4.16(f)
Company Insurance Policies	Section 4.18
Company Joint Ventures	Section 1.1(a)
Company Leases	Section 4.16(f)
Company Material Adverse Effect	Section 1.1(a)
Company Material Contract	Section 4.12(a)
Company Option	Section 1.1(a)
Company Option and Restricted Stock Consideration	Section 3.4(b)
Company Option Consideration	Section 3.4(a)
Company Permits	Section 4.6(a)
Company Permitted Liens	Section 4.16(b)
Company Preferred Stock	Section 4.3(a)
Company Properties	Section 4.16(a)
Company Property	Section 4.16(a)
Company Recommendation	Section 4.4(a)
Company Restricted Stock	Section 1.1(a)
Company Restricted Stock Consideration	Section 3.4(b)
Company SEC Filings	Section 4.7(a)

Company Series A Preferred Stock	Section 1.1(a)
Company Series B Preferred Stock	Section 1.1(a)
Company Stock Plans	Section 1.1(a)
Company Stockholder Approval	Section 1.1(a)
Company Stockholder Meeting	Section 1.1(a)
Company Subsidiary	Section 1.1(a)
Company Tax Sharing Agreement	Section 4.17(h)
Company Termination Fee	Section 8.3(a)(i)
Company Title Insurance Policies	Section 4.16(b)
Confidentiality Agreement	Section 1.1(a)
Continuing Employee	Section 6.9(a)
Control	Section 1.1(a)
D&O Insurance	Section 6.8(c)
Debt Financing	Section 5.5(a)
Effective Time	Section 2.3(a)
Environmental Law	Section 1.1(a)
Environmental Permit	Section 1.1(a)
ERISA	Section 1.1(a)
Exchange Act	Section 1.1(a)
Exchange Fund	Section 3.2(a)
Existing Lenders	Section 6.13(a)
Existing Loan Documents	Section 4.16(l)
Existing Mortgage Loan Documents	Section 4.16(l)
Expense Reimbursement	Section 8.3(a)(iii)
Expenses	Section 1.1(a)
Extended Closing Date	Section 1.1(a)
Fund VIIIA	Preamble
GAAP	Section 1.1(a)
Governmental Authority	Section 1.1(a)
Hazardous Substances	Section 1.1(a)
Indebtedness	Section 1.1(a)
Indemnitee	Section 1.1(a)
Inquiry	Section 6.4(a)
Intellectual Property	Section 1.1(a)
Interim Period	Section 6.1(a)
Intervening Event	Section 6.4(h)(i)
IRS	Section 1.1(a)
Knowledge	Section 1.1(a)
Law	Section 1.1(a)
Lenders	Section 5.5(a)
Letter of Transmittal	Section 3.2(c)(i)
Lien	Section 1.1(a)
Liquid Assets	Section 1.1(a)
Material Company Leases	Section 4.16(g)
Merger	Recitals
Merger Consideration	Section 3.1(b)
Merger Sub	Preamble
Merger Sub Common Stock	Section 3.1(c)
Minimum Net Worth and Liquid Assets	Section 6.16(a)
MGCL	Section 1.1(a)
Net Worth	Section 1.1(a)

New Guarantor	Section 1.1(a)
New Plan	Section 6.9(b)
Notice of Superior Proposal/Intervening Event	Section 6.4(f)
NYSE	Section 1.1(a)
Old Plans	Section 6.9(b)
Order	Section 1.1(a)
Other Existing Loan Documents	Section 4.16(l)
Outside Date	Section 8.1(b)(i)
Parent	Preamble
Parent Audited Financial Statements	Section 5.9(a)
Parent Disclosure Letter	Section 5.11
Parent Financial Statements	Section 5.9(a)
Parent Material Adverse Effect	Section 1.1(a)
Parent Parties	Preamble
Parent Subsidiary	Section 1.1(a)
Parent Termination Fee	Section 8.3(b)
Parent Unaudited Financial Statements	Section 5.9(a)
Payee	Section 8.4(a)
Paying Agent	Section 3.2(a)
Payor	Section 8.4(a)
Person	Section 1.1(a)
Pre-Closing Income Tax Returns	Section 6.14(c)
Pre-Closing Returns	Section 6.14(c)
Preferred Stock Redemption	Section 3.3
Proxy Statement	Section 4.5(b)
Qualified Capital Commitments	Section 1.1(a)
Qualified REIT Subsidiary	Section 4.1(c)
Qualifying Income	Section 8.4(a)
Qualifying Proposal	Section 8.3(a)(i)
REA	Section 4.16(k)
REIT	Section 4.1(c)
REIT Opinion	Section 7.2(d)
Related Party Transaction	Section 4.22
Representative	Section 1.1(a)
Satisfaction Time	Section 1.1(a)
SDAT	Section 2.3(a)
SEC	Section 1.1(a)
Section 8.3 Amount	Section 8.4(a)
Securities Act	Section 1.1(a)
Significant Company Subsidiaries	Section 1.1(a)
Solvent	Section 1.1(a)
Superior Proposal	Section 6.4(h)(ii)
Surviving Entity	Section 2.1
Takeover Proposal	Section 6.4(h)(iii)
Takeover Statutes	Section 4.20
Tax	Section 1.1(a)
Tax Return	Section 1.1(a)
Taxable REIT Subsidiary	Section 4.1(c)
Taxes	Section 1.1(a)
U.S. Obligations	Section 1.1(a)
WARN	Section 4.11(b)

 ARTICLE II

THE MERGER

        Section 2.1    Merger.     Upon the terms and subject to the conditions of this Agreement, and in accordance with the MGCL, at the Effective Time, Merger Sub shall be merged with and into the Company, whereupon the separate existence of Merger Sub shall cease, and the Company shall continue as the surviving entity in the Merger (the "Surviving Entity") and shall continue to be governed by the laws of the State Maryland. The Merger shall have the effects specified in the MGCL.

        Section 2.2    Closing.     The closing of the Merger (the "Closing") shall occur on the second (2nd) Business Day, or, at the option of Parent upon written notice to the Company, a later date but in no event later than the Extended Closing Date, after all of the conditions set forth in Article VII (other than those conditions that by their terms are required to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions) shall have been satisfied or waived by the party entitled to the benefit of the same (provided that after the second (2nd) Business Day following the satisfaction or waiver of such conditions, Parent shall no longer have the right to assert the failure of any conditions set forth in Article VII as a basis not to consummate the Closing and all such conditions shall be deemed to be irrevocably satisfied) or at such other time and date as shall be agreed upon by the parties. The date on which the Closing occurs is referred to in this Agreement as the "Closing Date". The Closing shall take place at the offices of Blank Rome LLP, 405 Lexington Avenue, 24th Floor, New York, NY 10174, or at such other place as agreed to by the parties hereto.

        Section 2.3    Effective Time.

          (a)   Prior to the Closing, Parent shall prepare and, on the Closing Date, the Company, Parent and Merger Sub shall (i) cause articles of merger with respect to the Merger (the "Articles of Merger") to be duly executed and filed with the State Department of Assessments and Taxation of Maryland (the "SDAT") as provided under the MGCL and (ii) make any other filings, recordings or publications required to be made by the Company or Merger Sub under the MGCL in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger have been accepted for record by the SDAT on the Closing Date or on such other date and time (not to exceed 30 days from the date the Articles of Merger are filed with the SDAT) as shall be agreed to by the Company and Parent and specified in the Articles of Merger (such date and time being hereinafter referred to as the "Effective Time").

          (b)   The Merger shall have the effects set forth in the applicable provisions of the MGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, the Surviving Entity shall possess all properties, rights, privileges, powers and franchises of the Company and Merger Sub, and all of the claims, obligations, liabilities, debts and duties of the Company and Merger Sub shall become the claims, obligations, liabilities, debts and duties of the Surviving Entity.

        Section 2.4    Surviving Entity Matters.

          (a)   Subject to Section 6.8, at the Effective Time, the charter and bylaws of the Company, as in effect immediately prior to the Effective Time, shall be the charter and bylaws of the Surviving Entity, until thereafter amended in accordance with applicable Law and the applicable provisions of such charter and bylaws.

          (b)   Subject to Section 6.8, at the Effective Time, until their successors have been duly elected or appointed and qualified, or until their earlier death, resignation or removal:

              (i)  the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Entity and (ii) the officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Entity.

 ARTICLE III

EFFECT OF THE MERGER

        Section 3.1    Effect on Shares.     At the Effective Time, by virtue of the Merger and without any action on the part of the Company, the Parent Parties, Merger Sub or the holder of any securities of the Company, the Parent Parties or Merger Sub:

          (a)    Cancellation of Company Common Stock.    Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time that is held by any wholly owned Company Subsidiary, by Parent or by any Parent Subsidiary shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and no payment shall be made with respect thereto.

          (b)    Conversion of Company Common Stock.    Each share of Company Common Stock issued and outstanding immediately prior to the Effective Time (other than shares to be cancelled in accordance with Section 3.1(a)) shall automatically be converted into the right to receive $10.60 in cash without any interest thereon (the "Merger Consideration"). At the Effective Time, each share of Company Common Stock converted into the right to receive the Merger Consideration, pursuant to this Section 3.1(b), when so converted, shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate (a "Certificate") or book-entry share registered in the transfer books of the Company (a "Book-Entry Share") that immediately prior to the Effective Time represented shares of Company Common Stock shall cease to have any rights with respect thereto other than the right to receive the Merger Consideration in accordance with Section 3.2.

          (c)    Treatment of Merger Sub Capital Stock.    Each share of common stock of Merger Sub, par value $0.01 per share (the "Merger Sub Common Stock"), issued and outstanding immediately prior to the Effective Time shall be converted into one share of common stock, par value $0.01 per share, of the Surviving Entity.

          (d)    Adjustments.    Notwithstanding anything in this Agreement to the contrary, if at any time from the date of this Agreement until the earlier of (i) the Effective Time and (ii) any termination of this Agreement in accordance with Article VIII, the Company should split, combine or otherwise reclassify the Company Common Stock, or make a distribution or dividend in shares of Company Common Stock (including any dividend or other distribution of securities convertible into Company Common Stock), or engage in a reclassification, reorganization, recapitalization or exchange or other like change, then (without limiting any other rights of the Parent Parties or Merger Sub hereunder), the Merger Consideration shall be ratably adjusted to reflect fully the effect of any such change; provided, however, that the foregoing shall not be construed to supersede or in any way limit the prohibitions set forth in Section 6.1 hereof.

        Section 3.2    Exchange Fund; Paying Agent.

          (a)   As soon as practicable following the date of this Agreement and in any event not less than five (5) days prior to dissemination of the Proxy Statement, Parent shall appoint a bank or trust company reasonably satisfactory to the Company to act as paying agent (the "Paying Agent") for the payment and delivery of the Merger Consideration, as provided in Section 3.1(b). On or before the Effective Time, Parent shall deposit, or cause to be deposited, with the Paying Agent cash in immediately available funds in an amount sufficient to pay the Merger Consideration (such cash amount, the "Exchange Fund"), for the sole benefit of the holders of shares of Company Common Stock. Parent shall cause the Paying Agent to make, and the Paying Agent shall make, payments of the Merger Consideration out of the Exchange Fund in accordance with this Agreement and the Articles of Merger. The Exchange Fund shall not be used for any other purpose. Any and all interest earned on cash deposited in the Exchange Fund shall be paid to the Surviving Entity.

          (b)    Stock Transfer Books.    At the Effective Time, the stock transfer books of the Company shall be closed, and thereafter there shall be no further registration of transfers of shares of Company Common Stock. From and after the Effective Time, Persons who held shares of Company Common Stock immediately prior to the Effective Time shall cease to have rights with respect to such shares, except as otherwise provided for herein. On or after the Effective Time, any Certificates presented to the Paying Agent or the Surviving Entity for any reason shall be exchanged for the applicable Merger Consideration with respect to the shares of Company Common Stock formerly represented thereby.

          (c)    Payment Procedures.

              (i)  As promptly as practicable following the Effective Time (but in no event later than two (2) Business Days thereafter), the Surviving Entity shall cause the Paying Agent to mail (and to make available for collection by hand) to each holder of record of a Certificate (A) a letter of transmittal in such form as the Company and Parent may reasonably agree (a "Letter of Transmittal"), which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass only upon proper delivery of the Certificates (or affidavits of loss in lieu thereof subject to the posting of a bond as required by Section 3.5) to the Paying Agent, and which Letter of Transmittal shall be in such form and have such other customary provisions as the Company and Parent may reasonably agree upon prior to the Closing, and (B) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration into which the number of shares of Company Common Stock previously represented by such Certificate shall have been converted pursuant to this Agreement (which instructions shall provide that, at the election of the surrendering holder, (1) Certificates may be surrendered by hand delivery or otherwise or (2) the Merger Consideration in exchange therefor may be collected by check or wire transfer to the surrendering holder).

             (ii)  Upon surrender of a Certificate (or affidavit of loss in lieu thereof subject to the posting of a bond as required by Section 3.5) to the Paying Agent, together with a Letter of Transmittal duly completed and validly executed in accordance with the instructions thereto, the holder of such Certificate shall be entitled to receive in exchange therefor the Merger Consideration for each share of Company Common Stock formerly represented by such Certificate by check or wire transfer to be mailed or delivered by wire transfer, within two (2) Business Days following the later to occur of (A) the Effective Time or (B) the Paying Agent's receipt of such Certificate (or affidavit of loss in lieu thereof subject to the posting of a bond as required by Section 3.5), and the Certificate (or affidavit of loss in lieu thereof subject to the posting of a bond as required by Section 3.5) so surrendered shall be forthwith cancelled. The Paying Agent shall accept such Certificates (or affidavits of loss in lieu thereof subject to the posting of a bond as required by Section 3.5) upon compliance with such reasonable terms and conditions as the Paying Agent may impose to effect an orderly exchange thereof in accordance with customary exchange practices. Until surrendered as contemplated by this Section 3.2, each Certificate shall be deemed, at any time after the Effective Time, to represent only the right to receive, upon such surrender, the Merger Consideration as contemplated by this Article III. No interest shall be paid or accrued for the benefit of holders of the Certificates on the Merger Consideration payable upon the surrender of the Certificates.

            (iii)  Upon receipt by the Paying Agent of an "agent's message" in customary form (or any other evidence, if any, of transfer as the Paying Agent may reasonably request), the Paying Agent shall, as promptly as practicable, issue and deliver to each holder of record of Book-Entry Shares the Merger Consideration that such holder has the right to receive pursuant to the provisions of Section 3.1(b), in each case without such holder being required to deliver a Certificate or an executed Letter of Transmittal to the Paying Agent, and such Book-Entry Shares shall then be canceled. No interest shall be paid or accrued for the benefit of holders of Book-Entry Shares on the Merger Consideration payable in respect of the Book-Entry Shares.

            (iv)  In the event of a transfer of ownership of shares of Company Common Stock that is not registered in the transfer records of the Company, it shall be a condition of payment that any Certificate surrendered in accordance with the procedures set forth in this Section 3.2(c) shall be properly endorsed or shall be otherwise in proper form for transfer, or any Book-Entry Share shall be properly transferred, and that the Person requesting such payment shall have paid any transfer Taxes required by reason of the payment of the Merger Consideration to a Person other than the registered holder of the Certificate or Book-Entry Share surrendered or shall have established to the reasonable satisfaction of Parent that such Tax either has been paid or is not applicable. Until surrendered as contemplated by this Section 3.2(c), each share of Company Common Stock shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration as contemplated by this Section 3.2.

          (d)    Termination of Exchange Fund.    Any portion of the Exchange Fund (including any interest and other income received with respect thereto) which remains undistributed to the former holders of shares of Company Common Stock on the first (1st) anniversary of the Effective Time shall be delivered to Parent, upon demand, and any former holders of shares of Company Common Stock who have not theretofore received any Merger Consideration to which they are entitled under this Article III shall thereafter look only to Parent and the Surviving Entity for payment of their claims with respect thereto.

          (e)    No Liability.    None of the Parent Parties, Merger Sub, the Company, the Surviving Entity or the Paying Agent, or any employee, officer, director, agent or Affiliate of any of them, shall be liable to any holder of shares of Company Common Stock in respect of any part of the Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar Law. Any amounts remaining unclaimed by holders of any such shares immediately prior to the time at which such amounts would otherwise escheat to, or become property of, any Governmental Authority shall, to the extent permitted by applicable Law, become the property of the Surviving Entity, free and clear of any claims or interest of any such holders or their successors, assigns or personal representatives previously entitled thereto.

        Section 3.3    Redemption of Company Preferred Stock.     The Merger shall have no effect on the Company Series A Preferred Stock or the Company Series B Preferred Stock issued and outstanding immediately prior to the Effective Time and, at and after the Effective Time, the Company Series A Preferred Stock and the Company Series B Preferred Stock shall remain outstanding and shall continue to be Company Series A Preferred Stock and the Company Series B Preferred Stock, respectively, of the Surviving Entity; provided, however, that the Surviving Entity shall, and Parent shall cause the Surviving Entity to, (i) exercise its Special Optional Redemption Right under (and as defined in) the Company Charter within fifteen (15) days after the Closing Date with respect to all of the issued and outstanding Company Series A Preferred Stock and Company Series B Preferred Stock, and (ii) pay, in accordance with the terms of the Company Charter, all amounts that are required to be paid at the times they are required to be paid in connection with the exercise of such Special Optional Redemption Right, including the redemption price in respect thereof and all other fees and expenses that may be payable in connection therewith (and Parent shall cause the Surviving Entity to have immediately available funds necessary to take such actions) (the actions contemplated by clauses (i) and (ii), collectively, the "Preferred Stock Redemption"); provided, further, that the Surviving Entity shall be solely responsible for any and all liabilities arising out of or relating to the failure to pay any such amounts on a timely basis. Prior to Closing, the Company will, at Parent's sole cost and expense, cooperate with Parent to the extent required in connection with the exercise of the Special Optional Redemption Right.

        Section 3.4    Equity Awards.

          (a)    Company Options.    At the Effective Time, each Company Option, whether or not exercisable, then outstanding and unexercised immediately prior to the Effective Time, shall, as of the Effective Time, be fully vested and be converted into the right to receive (i) the number of shares of Company Common Stock underlying such Company Options times (ii) (x) the Merger Consideration less (y) the per share exercise price of such Company Option (the "Company Option Consideration"). As of the Effective Time, all Company Options (whether vested or unvested) shall no longer be outstanding and shall automatically cease to exist, and each holder of a Company Option shall cease to have any rights with respect thereto, except the right to receive the consideration described in the first sentence of this Section 3.4(a).

          (b)    Company Restricted Stock.    Immediately prior to the Effective Time, any then-outstanding shares of Company Restricted Stock shall become fully vested and shall entitle the holder thereof to receive the Merger Consideration in accordance with Section 3.1, less any amounts payable upon such acceleration to satisfy any applicable income and employment withholding Taxes (the "Company Restricted Stock Consideration," and together with the Company Option Consideration, the "Company Option and Restricted Stock Consideration").

          (c)    Company Option and Restricted Stock Consideration.    No later than two (2) Business Days prior to the Effective Time, the Company shall deliver to Parent a schedule setting forth the Company Option and Restricted Stock Consideration to be paid to the holders of (x) Company Options pursuant to Section 3.4(a) and (y) Company Restricted Stock pursuant to Section 3.4(b). At the Effective Time, Parent shall, to the extent sufficient funds are not available at the Company, deposit the Company Option and Restricted Stock Consideration with the Company for the benefit of the holders of Company Options and Company Restricted Stock, and the Surviving Entity shall (and Parent shall cause the Surviving Entity to) pay the Company Option and Restricted Stock Consideration to such holders as promptly as practicable following the Effective Time (but in no event later than the third (3rd) Business Day following the Effective Time).

        Section 3.5    Lost Certificates.     If any Certificate shall have been lost, stolen or destroyed, then upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed and, if required by the Surviving Entity, the posting by such Person of a bond in such reasonable and customary amount as the Surviving Entity may direct, as indemnity against any claim that may be made against it with respect to such Certificate, the Paying Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration to which the holder thereof is entitled pursuant to this Article III.

        Section 3.6    Dissenters' Rights.     No dissenters' or appraisal rights shall be available with respect to the Merger or the other transactions contemplated by this Agreement.

        Section 3.7    Withholding.     Parent, the Surviving Entity or the Paying Agent, as applicable, shall be entitled to deduct and withhold from the Merger Consideration payable pursuant to this Agreement to any holder of shares of Company Common Stock such amounts as Parent, the Surviving Entity or the Paying Agent is required to deduct and withhold with respect to equity compensation awards and other compensatory payments to current and former employees of the Company or any Company Subsidiary

(including, payments to the holders of Company Options) to the extent (and solely to the extent) required by applicable tax Law, and shall pay over to or deposit with the relevant Governmental Authority such amounts as are required to be paid over or deposited therewith in accordance with applicable tax Law. All amounts so deducted or withheld and paid over to the appropriate Governmental Authority by Parent, the Surviving Entity or the Paying Agent, as applicable, shall be treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made by Parent, the Surviving Entity or the Paying Agent, as applicable.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES
OF THE COMPANY

        Except (a) as set forth in the disclosure letter that has been prepared by the Company and delivered by the Company to the Parent Parties in connection with the execution and delivery of this Agreement (the "Company Disclosure Letter") (it being agreed that disclosure of any item in any Section of the Company Disclosure Letter with respect to any Section or subsection of Article IV of this Agreement shall be deemed disclosed with respect to any other Section or subsection of Article IV of this Agreement to the extent such relationship is reasonably apparent on its face, provided that nothing in the Company Disclosure Letter is intended to broaden the scope of any representation or warranty of the Company made herein), or (b) as disclosed in publicly available Company SEC Filings, filed with, or furnished to, as applicable, the SEC on or after January 1, 2014 and prior to the date of this Agreement (excluding any risk factor disclosures contained in such documents under the heading "Risk Factors" and any disclosure of risks or other matters included in any "forward-looking statements" disclaimer or other statements that are cautionary, predictive or forward-looking in nature), the Company hereby represents and warrants to the Parent Parties and Merger Sub that:

        Section 4.1    Organization and Qualification; Subsidiaries.

          (a)   The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. The Company is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (b)   Each Company Subsidiary and, to the knowledge of the Company, each other Person listed on Section 4.3(b) of the Company Disclosure Letter, is duly organized, validly existing and in good standing under the Laws of the jurisdiction of its incorporation or organization, as the case may be, and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted, except for such failures to be in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. Each Company Subsidiary and, to the knowledge of the Company, each other Person listed on Section 4.3(b) of the Company Disclosure Letter, is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (c)   Section 4.1(c) of the Company Disclosure Letter sets forth a true and complete list of each Company Subsidiary that is a "qualified REIT subsidiary" within the meaning of Section 856(i)(2) of the Code ("Qualified REIT Subsidiary"), a "taxable REIT subsidiary" within the meaning of Section 856(l) of the Code ("Taxable REIT Subsidiary") or a real estate investment trust within the meaning of Sections 856 - 860 of the Code ("REIT").

          (d)   Except as set forth on Section 4.1(d) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary directly or indirectly owns any interest or investment (whether debt or equity) in any Person (other than in the Company Subsidiaries and investments in short-term investment securities).

        Section 4.2    Organizational Documents.     The Company has made available to Parent complete and correct copies of (i) the Company Charter and the Company's Bylaws, and (ii) the organizational documents of each Company Subsidiary, each as in effect on the date hereof.

        Section 4.3    Capital Structure.

          (a)   The authorized capital stock of the Company consists of 500,000,000 shares of Company Common Stock and 12,000,000 shares of preferred stock, $0.01 par value per share (the "Company Preferred Stock"), of which 4,400,000 have been classified as Company Series A Preferred Stock and 4,000,000 have been classified as Company Series B Preferred Stock. At the close of business on December 8, 2015, (w) 100,597,813 shares of Company Common Stock were issued and outstanding, (x) (A) 4,400,000 shares of Company Series A Preferred Stock were issued and outstanding and (B) 4,000,000 shares of Company Series B Preferred Stock were issued and outstanding, and (y) 50,106 shares of Company Common Stock were reserved for issuance pursuant to the terms of outstanding awards granted pursuant to the Company Stock Plans. All issued and outstanding shares of the capital stock of the Company are, and shares of capital stock reserved for issuance when issued in accordance with the respective terms of outstanding awards granted pursuant to the Company Stock Plans will be, duly authorized, validly issued, fully paid and non-assessable, and no class of capital stock of the Company is entitled to preemptive rights. There are no outstanding bonds, debentures, notes or other indebtedness of the Company having the right to vote (or convertible into, or exchangeable for, securities having the right to vote) on any matter on which holders of shares of Company Common Stock may vote.

          (b)   All of the outstanding shares of capital stock of each of the Company Subsidiaries that is a corporation are duly authorized, validly issued, fully paid and nonassessable. All equity interests in each of the Company Subsidiaries that is a partnership or limited liability company are duly authorized and validly issued. All shares of capital stock of (or other ownership interests in) each of the Company Subsidiaries that may be issued upon exercise of outstanding options or exchange rights are duly authorized and, upon issuance, will be validly issued, fully paid and nonassessable. Except as set forth in Section 4.3(b) of the Company Disclosure Letter, the Company owns, directly or indirectly, all of the issued and outstanding capital stock and other ownership interests of each of the Company Subsidiaries, free and clear of all Liens other than statutory or other liens for Taxes or assessments which are not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained, and there are no existing options, warrants, calls, subscriptions, convertible securities or other securities, agreements, commitments or obligations of any character relating to the outstanding capital stock or other securities of any Company Subsidiary or which would require any Company Subsidiary to issue or sell any shares of its capital stock, ownership interests or securities convertible into or exchangeable for shares of its capital stock or ownership interests. With respect to those Persons listed on Section 4.3(b) of the Company Disclosure Letter, the Company owns, directly or indirectly, the capital stock and other ownership interests of such Persons so owned by the Company or the Company Subsidiaries, free and clear of all Liens other than statutory or other liens for Taxes or assessments which are not yet due or delinquent or the validity of which is being contested in good faith by appropriate proceedings and for which adequate reserves are being maintained.

          (c)   Except as set forth in this Section 4.3 or in Section 4.3(c) or Section 4.3(d) of the Company Disclosure Letter, as of the date of this Agreement, there are no securities, options, warrants, calls, rights (including profits interests, tracking stock, dividend equivalent rights, stock appreciation rights, phantom stock, preemptive rights), commitments, agreements, rights of first refusal, arrangements or undertakings of any kind to which the Company or any Company Subsidiary is a party or by which any of them is bound, obligating the Company or any Company Subsidiary to (i) issue, deliver or sell or create, or cause to be issued, delivered or sold or created, additional shares of Company Common Stock, shares of Company Preferred Stock or other equity securities or phantom stock or other contractual rights the value of which is determined in whole or in part by the value of any equity security of the Company or any Company Subsidiaries, (ii) issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, right of first refusal, arrangement or undertaking, or (iii) redeem, repurchase or otherwise acquire such shares of capital stock, securities or other equity interests. Neither the Company nor any Company Subsidiary is a party to or bound by any agreements or understandings concerning the voting (including voting trusts and proxies) of any capital stock of the Company or any of the Company Subsidiaries.

          (d)   Section 4.3(d) of the Company Disclosure Letter sets forth a true, complete and correct list of the Company Options and Company Restricted Stock, including: (i) the name of the Person to whom such Company Options or Company Restricted Stock has been granted; (ii) the number of shares subject to each Company Option and Company Restricted Stock; and (iii) the per share exercise price or purchase price for each Company Option.

          (e)   Except as set forth in Section 4.3(e) of the Company Disclosure Letter, the Company is under no obligation, contingent or otherwise, by reason of any agreement, to register the offer and sale or resale of any of its securities under the Securities Act.

          (f)    Notwithstanding anything to the contrary contained herein, the representations and warranties made in this Section 4.3 with respect to the Company Subsidiaries as it applies to the Company Joint Ventures with respect to equity interests held by Persons other than the Company or a Company Subsidiary shall be made to the knowledge of the Company.

        Section 4.4    Authority.

          (a)   The Company has the requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and, subject to receipt of the Company Stockholder Approval, to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Merger or to consummate the transactions contemplated hereby, subject, with respect to the Merger, to receipt of the Company Stockholder Approval and the filing of the Articles of Merger with and acceptance for record of the Articles of Merger by the SDAT. The Company Board, at a duly held meeting, has, by unanimous vote, (i) duly and validly authorized the execution and delivery of this Agreement and declared advisable the consummation of the Merger and the other transactions contemplated hereby, (ii) directed that the Merger and the other transactions contemplated hereby be submitted for consideration at the Company Stockholder Meeting, and (iii) resolved to recommend that the stockholders of the Company vote in favor of the approval of the Merger and the other transactions contemplated hereby (the

  "Company Recommendation") and to include such recommendation in the Proxy Statement, subject to Section 6.4.

          (b)   This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by each of the Parent Parties and Merger Sub, constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

        Section 4.5    No Conflict; Required Filings and Consents.

          (a)   Except as set forth in Section 4.5(a) of the Company Disclosure Letter, the execution and delivery of this Agreement by the Company does not, and the performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by the Company will not, (i) assuming receipt of the Company Stockholder Approval, conflict with or violate any provision of (A) the Company Charter or Company Bylaws or (B) any equivalent organizational or governing documents of any Company Subsidiary, (ii) assuming that all consents, approvals, authorizations and permits described in Section 4.5(b) have been obtained, all filings and notifications described in Section 4.5(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound, or (iii) require any consent or approval (except as contemplated by Section 4.5(b)) under, result in any breach of, or material increase in any cost or obligation of the Company or any Company Subsidiary under, or constitute a default under, or give to others any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien (other than a Company Permitted Lien) on any property or asset of the Company or any Company Subsidiary pursuant to, any note, bond, debt instrument, indenture, contract, agreement, ground lease, license, permit or other legally binding obligation to which the Company or any Company Subsidiary is a party, except, as to clauses (i)(B), (ii) and (iii), respectively, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (b)   The execution and delivery of this Agreement by the Company does not, and the performance of this Agreement by the Company will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the filing with the SEC of a proxy statement in preliminary and definitive form relating to the Company Stockholder Meeting (together with any amendments or supplements thereto, the "Proxy Statement") and (B) such reports under, and other compliance with, the Exchange Act (and the rules and regulations promulgated thereunder) and the Securities Act (and the rules and regulations promulgated thereunder) as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) as may be required under the rules and regulations of NYSE, (iii) the filing of the Articles of Merger and the acceptance for record by SDAT of the Articles of Merger pursuant to the MGCL, (iv) such filings as may be required in connection with state and local transfer Taxes, and (v) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect.

        Section 4.6    Permits; Compliance With Law.

          (a)   Except for the authorizations, licenses, permits, certificates, approvals, variances, exemptions, orders, franchises, certifications and clearances that are the subject of Section 4.14 or Section 4.16, which are addressed solely in those Sections, the Company and each Company Subsidiary is in possession of all authorizations, licenses, permits, certificates, approvals, variances, exemptions, orders, franchises, certifications and clearances of any Governmental Authority and accreditation and certification agencies, bodies or other organizations, including building permits and certificates of occupancy, necessary for the Company and each Company Subsidiary to own, lease and, to the extent applicable, operate its properties or to carry on its respective business substantially as it is being conducted as of the date hereof (the "Company Permits"), and all such Company Permits are valid and in full force and effect, except where the failure to be in possession of, or the failure to be valid or in full force and effect of, any of the Company Permits, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect. All applications required to have been filed for the renewal of the Company Permits have been duly filed on a timely basis with the appropriate Governmental Authority, and all other filings required to have been made with respect to such Company Permits have been duly made on a timely basis with the appropriate Governmental Authority, except in each case for failures to file which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. Except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received any written notice indicating that the Company or any Company Subsidiary currently is not in compliance with the terms of any Company Permit.

          (b)   Neither the Company nor any Company Subsidiary is in conflict with, or in default or violation of (i) any Law applicable to the Company or any Company Subsidiary or by which any property or asset of the Company or any Company Subsidiary is bound (except for Laws addressed in Section 4.10, Section 4.11 Section 4.14, Section 4.16 or Section 4.17), or (ii) any Company Permits (except for the Company Permits addressed in Section 4.14 or Section 4.16), except in each case for any such conflicts, defaults or violations that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

        Section 4.7    SEC Filings; Financial Statements.

          (a)   The Company has filed with, or furnished (on a publicly available basis) to, the SEC all forms, reports, schedules, statements and documents required to be filed or furnished by it under the Securities Act or the Exchange Act, as the case may be, including any amendments or supplements thereto, from and after January 1, 2012 (collectively, the "Company SEC Filings"). Each Company SEC Filing, as amended or supplemented, if applicable, (i) as of its date, or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto, complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and the applicable rules and regulations of the SEC thereunder, and (ii) did not, at the time it was filed (or became effective in the case of registration statements), or, if amended or supplemented, as of the date of the most recent amendment or supplement thereto, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. As of the date of this Agreement, no Company Subsidiary is separately subject to the periodic reporting requirements of the Exchange Act.

          (b)   There are no outstanding or unresolved comments from the SEC with respect to any of the Company SEC Filings, and to the knowledge of the Company (i) none of the Company SEC

  Filings is the subject of ongoing SEC review or outstanding SEC investigation, and (ii) neither the Company nor any of the Company Subsidiaries is the subject of any pending investigations by or before the SEC or NYSE.

          (c)   Each of the consolidated financial statements contained or incorporated by reference in the Company SEC Filings (as amended, supplemented or restated, if applicable), including the related notes and schedules, was prepared (except as indicated in the notes thereto) in accordance with GAAP applied on a consistent basis throughout the periods indicated, and each such consolidated financial statement presented fairly, in all material respects, the consolidated financial position, results of operations, stockholders' equity and cash flows of the Company and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments, none of which were material). To the extent required, the Company has compiled in all material respects with the requirements of the Sarbanes-Oxley Act of 2002 that are currently in effect.

          (d)   Except as reflected or reserved against on the Company's most recent balance sheet (or, in the notes thereto) included in the Company SEC Filings, none of the Company or its consolidated subsidiaries has any liabilities or obligations required by GAAP to be reflected in a consolidated balance sheet of the Company and the Company Subsidiaries (whether accrued, absolute, contingent or otherwise), except for liabilities or obligations (i) expressly contemplated by, or arising out of, or under this Agreement, including Section 6.1 hereof or the transactions contemplated hereby, (ii) incurred in the ordinary course of business since the most recent balance sheet set forth in the Company SEC Filings made through and including the date of this Agreement, (iii) described in Section 4.7(c) of the Company Disclosure Letter or (iv) that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

        Section 4.8    Disclosure Documents.

          (a)   None of the information included in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company, at the time of the Company Stockholder Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b)   The representations and warranties contained in this Section 4.8 will not apply to statements or omissions included in the Proxy Statement to the extent based upon information supplied to the Company by or on behalf of the Parent Parties or Merger Sub.

        Section 4.9    Absence of Certain Changes or Events.     Since January 1, 2015, except as contemplated by this Agreement or as set forth in Section 4.9 of the Company Disclosure Letter, the Company and each Company Subsidiary has conducted its business in the ordinary course in all material respects. Since January 1, 2015, there has not been (i) any Company Material Adverse Effect or any effect, event, development or circumstance that, individually or in the aggregate with all other effects, events, developments and changes, would reasonably be expected to result in a Company Material Adverse Effect, or (ii) any material change in a method of accounting practice or material change in any tax method or election by the Company or any Company Subsidiary.

        Section 4.10    Employee Benefit Plans.

          (a)   Section 4.10(a) of the Company Disclosure Letter sets forth a true and complete list of each material Company Benefit Plan. The Company has delivered or made available to Parent a copy of each material Company Benefit Plan and, with respect thereto, if applicable, (i) all amendments, trust (or other funding vehicle) agreements, summary plan descriptions and insurance contracts, (ii) the three most recent annual reports (Form 5500 series) filed with the IRS, (iii) the three most recent actuarial reports or other financial statements, (iv) the most recent determination letter or opinion letter, if any, issued by the IRS, with respect to any Company Benefit Plan intended to be qualified under Section 401(a) of the Code and (v) all pending applications for rulings, determination letters, opinions, no action letters and similar documents filed with any Governmental Authority (including the Department of Labor and the IRS), service agreements, stop loss insurance policies, and all related contracts and documents (including the Department of Labor and the IRS), service agreements, stop loss insurance policies, and all related contracts and documents (including all compliance reports and testing results for the past three years, employee summaries and material employee communications), all closing letters, audit finding letters, revenue agent findings and similar documents.

          (b)   Except as individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) each Company Benefit Plan has been established and administered in accordance with its terms and in compliance with all applicable Laws, including ERISA and the Code, (ii) the Company and its ERISA Affiliates have performed all material obligations required to be performed by them under all Company Benefit Plans, and (iii) all contributions and premium payments (including all employer contributions and employee salary reduction contributions) required to have been made under any of the Company Benefit Plans, including to any funds or trusts established thereunder or in connection therewith, have been made by the due date thereof and all contributions and premium payments for any period ending on or before the Closing Date which are not yet due will have been paid or accrued prior to the Closing Date in accordance with and as required by GAAP or applicable Law.

          (c)   Except as individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, each Company Benefit Plan that is intended to qualify under Section 401(a) of the Code has either received a favorable determination letter from the IRS as to its qualified status or may rely upon an opinion letter for a prototype plan and, to the Company's knowledge, nothing has occurred that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan.

          (d)   There is no pending or, to the knowledge of the Company, threatened Action against the Company Benefit Plans, the assets of any of the trusts under such Company Benefit Plans, or against any fiduciary of the Company Benefit Plans with respect to the Company Benefit Plans (other than routine claims for benefits and appeals of such claims) that, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

          (e)   No Company Benefit Plan is, and neither the Company nor any ERISA Affiliate maintains, contributes to, or participates in, or has ever maintained, contributed to, or participated in, or otherwise would reasonably expect to have any obligation or liability in connection with: (i) a "pension plan" under Section 3(2) of ERISA that is subject to Title IV or Section 302 of ERISA or Section 412 or 4971 of the Code, (ii) a "multiemployer plan" (as defined in Section 3(37) of ERISA), (iii) a "multiple employer welfare arrangement" (as defined in Section 3(40) of ERISA), or (iv) a "multiple employer plan" (as defined in Section 413(c) of the Code).

          (f)    Except as set forth in Section 4.10(f) of the Company Disclosure Letter, neither the execution of this Agreement nor the consummation of the transactions contemplated hereby will, individually or together with the occurrence of any other event: (i) result in any payment becoming due to any Company Employee or other service provider of the Company or any ERISA Affiliate, (ii) increase or otherwise enhance any benefits otherwise payable by the Company or any ERISA Affiliate or the amount of compensation due to any Company Employee or other service provider of the Company or any ERISA Affiliate or (iii) result in the acceleration of the time of payment or vesting of any such benefits or the funding of any such compensation or benefits.

          (g)   Except as, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, no amount that could be received (whether in cash or property or the vesting of property) as a result of the Merger or any of the other transactions contemplated hereby (alone or in combination with any other event) by any Person who is a "disqualified individual" (as such term is defined in Treasury Regulation Section 1.280G-1) under any Company Benefit Plan or other compensation arrangement could be characterized as an "excess parachute payment" (as such term is defined in Section 280G(b)(1) of the Code).

          (h)   With respect to each Company Benefit Plan that is a "nonqualified deferred compensation plan" (as defined in Code Section 409A(d)(1) and (3)), each such Company Benefit Plan has, at all times while subject to Section 409A of the Code, complied in both form and operation in all material respects with Section 409A of the Code and all applicable guidance thereunder. Neither the Company nor any Company Subsidiary is a party to or has any obligation under any Contract or Company Benefit Plan to reimburse or otherwise compensate any Person for excise taxes payable pursuant to Section 4999 of the Code or for additional taxes payable pursuant to Section 409A of the Code.

        Section 4.11    Labor and Other Employment Matters.

          (a)   Except as individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company and each Company Subsidiary has complied and is in compliance with all Laws relating to labor, employment and employment practices, including those Laws governing employee classification, wage and hour, wage payment and compensation, employee benefits, leaves of absence, non-discrimination, anti-harassment, anti-retaliation, whistleblowing, health and safety, workers' compensation, and immigration.

          (b)   Except as individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company and each Company Subsidiary is in compliance with all applicable Laws with respect to plant closings, including the Worker Adjustment and Retraining Notification Act and any similar or local "mass layoff" or "plant closing" Law ("WARN"). There has been no "mass layoff" or "plant closing" as defined by WARN with respect to the Company or any Company Subsidiary within the last six (6) months.

          (c)   Neither the Company nor any Company Subsidiary is a party or subject to any labor union or collective bargaining agreement, and, to the Company's knowledge, none of the Company's or any Company Subsidiary's personnel are represented by a labor organization and no organizational effort is presently being made or threatened by or on behalf of any labor union with respect to the Company Employees. There are no pending or, to the knowledge of the Company, threatened material labor disputes, strike, lock-out, work stoppages, requests for representation, pickets or work slow-downs against the Company or any Company Subsidiary.

          (d)   Except as individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, there are no pending or, to the knowledge of the Company, threatened investigations, audits, complaints or proceedings against the Company or any Company Subsidiary by or before any Governmental Authority involving any applicant for employment, any current or former employee or any class of the foregoing.

        Section 4.12    Material Contracts.

          (a)   Except for contracts listed in Section 4.12(a) of the Company Disclosure Letter or filed as exhibits to the Company SEC Filings, as of the date of this Agreement, neither the Company nor any Company Subsidiary is a party to or bound by any contract that, as of the date hereof:

              (i)  is required to be filed as an exhibit to the Company's Annual Report on Form 10-K pursuant to Item 601(b)(10) of Regulation S-K promulgated by the SEC;

             (ii)  contains any non-compete or exclusivity provisions with respect to any line of business or geographic area that restricts the business of the Company or any Company Subsidiary in any material respect, or that otherwise restricts the lines of business conducted by the Company or any Company Subsidiary or the geographic area in which the Company or any Company Subsidiary may conduct business in any material respect;

            (iii)  constitutes an Indebtedness obligation of the Company or any Company Subsidiary with a principal amount outstanding greater than $1,000,000;

            (iv)  requires the Company or any Company Subsidiary to dispose of or acquire assets or properties (other than in connection with the expiration of a Company Lease or a ground lease affecting a Company Property) with a fair market value in excess of $1,000,000, or involves any pending or contemplated merger, consolidation or similar business combination transaction;

             (v)  constitutes a loan to any Person (other than a Company Subsidiary directly or indirectly wholly-owned by the Company) by the Company or any Company Subsidiary (other than advances made pursuant to the Company Leases or any disbursement agreement, development agreement, or development addendum entered into in connection with a Company Lease with respect to the development, construction, or equipping of Company Properties or the funding of improvements to Company Properties) in an amount in excess of $500,000;

            (vi)  is a leasing or property management agreement or leasing brokerage agreement affecting any Company Property, in each case, other than an agreement between the Company and a Company Subsidiary or among Company Subsidiaries;

           (vii)  is a material office lease or sublease to which the Company or a Company Subsidiary is a party as lessee or sublessee;

          (viii)  constitutes an employment, severance, change in control, labor or collective bargaining agreement;

            (ix)  is an indemnification contract with any officers or directors of the Company or any Company Subsidiaries;

             (x)  is a joint venture, alliance or partnership agreement with the Persons set forth on Section 1.1(a) and Item 8 of Section 4.3(b) of the Company Disclosure Letter;

            (xi)  is a material license, sublicense and other agreement pursuant to which the Company or any of the Company Subsidiaries is authorized to use Intellectual Property of a third party or a third party is authorized to use, sell, distribute or license any Intellectual Property owned by the Company or any of the Company Subsidiaries or has been engaged to develop any Intellectual Property on behalf of the Company or any of the Company Subsidiaries; or

           (xii)  is a contract and agreement to enter into any of the foregoing.

  Each contract listed on Section 4.12(a) of the Company Disclosure Letter to which the Company or any Company Subsidiary is a party or by which it is bound as of the date hereof is referred to herein as a "Company Material Contract".

          (b)   Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, each Company Material Contract is legal, valid, binding and enforceable on the Company and each Company Subsidiary that is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law). Except as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company and each Company Subsidiary has performed all obligations required to be performed by it prior to the date hereof under each Company Material Contract and, to the knowledge of the Company, each other party thereto has performed all obligations required to be performed by it under such Company Material Contract prior to the date hereof. None of the Company or any Company Subsidiary, nor, to the knowledge of the Company, any other party thereto, is in breach or violation of, or default under, any Company Material Contract, and no event has occurred that with notice or lapse of time or both would constitute a violation, breach or default under any Company Material Contract, except where in each case such breach, violation or default is not reasonably likely to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has received notice of any violation or default under any Company Material Contract, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

          (c)   Except as set forth in Section 4.12(c) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has any continuing material contractual liability (i) for indemnification under any agreement relating to the sale of real estate previously owned, whether directly or indirectly, by the Company or any Company Subsidiary, except for standard indemnification provisions entered into in the ordinary course of business, or (ii) to make any reprorations or adjustments to prorations that may previously have been made with respect to any Company Property or property formerly owned by the Company or any Company Subsidiary.

        Section 4.13    Litigation.     Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, or as set forth in Section 4.13 of the Company Disclosure Letter, as of the date of this Agreement, (a) there is no Action pending or, to the knowledge of the Company, threatened by or before any Governmental Authority, nor, to the knowledge of the Company, is there any investigation pending by any Governmental Authority, in each case, against the Company or any Company Subsidiary or any of its or their respective properties or assets, and (b) neither the Company nor any Company Subsidiary, nor any of the Company's or any Company Subsidiary's respective property or assets, is subject to any outstanding Order.

        Section 4.14    Environmental Matters.

          (a)   Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, or as set forth in Section 4.14(a) of the Company Disclosure Letter:

              (i)  The Company and each Company Subsidiary and their respective operations are and since January 1, 2013 have been in compliance with all Environmental Laws, and have obtained and currently possess and maintain all Environmental Permits for each of their respective operations, and the Company and each Company Subsidiary are and have been in compliance with such Environmental Permits.

             (ii)  Neither the Company nor any Company Subsidiary has received any written notice, demand, letter or claim alleging that the Company or any such Company Subsidiary is in violation of, or liable under, any Environmental Law or that any judicial, administrative or compliance order has been issued against the Company or any Company Subsidiary, in each case which remains unresolved.

            (iii)  Neither the Company nor any Company Subsidiary has entered into or agreed to any pending and unresolved consent decree or order or is subject to any pending and unresolved judgment, decree or judicial, administrative or compliance order relating to compliance with

    Environmental Laws, Environmental Permits or the investigation, sampling, monitoring, treatment, remediation, removal or cleanup of Hazardous Substances and no investigation, litigation or other proceeding is pending or, to the knowledge of the Company, threatened against the Company or any Company Subsidiary under any Environmental Law.

            (iv)  Neither the Company nor any Company Subsidiary is obligated under contract to hold harmless, defend or indemnify any other Person for liabilities or claims arising under Environmental Laws.

             (v)  No Company Property or any property currently or, to the knowledge of the Company, formerly owned, leased or operated by the Company or its current or former Subsidiaries or any of their respective predecessors has been the subject of any treatment, storage, disposal, accumulation, generation, release or threatened release of Hazardous Substances in any manner which has given or would reasonably be expected to give rise to liability of the Company or any Company Subsidiary under Environmental Laws.

          (b)   The Company has delivered or made available to Parent true, correct and complete copies of all environmental reports with respect to any of the Company Properties in the Company's or any Company Subsidiary's possession.

          (c)   This Section 4.14 contains the exclusive representations and warranties of the Company with respect to environmental matters.

        Section 4.15    Intellectual Property.     Except as set forth on Section 4.15 of the Company Disclosure Letter or, as individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, (i) the Company and the Company Subsidiaries own or are licensed or otherwise possess valid rights to use all Intellectual Property necessary to conduct the business of the Company and the Company Subsidiaries as it is currently conducted, (ii) the conduct of the business of the Company and the Company Subsidiaries as it is currently conducted does not infringe, misappropriate or otherwise violate the Intellectual Property rights of any third party, (iii) there are no pending or, to the knowledge of the Company, threatened claims with respect to any of the Intellectual Property rights owned by the Company or any Company Subsidiary, and (iv) to the knowledge of the Company, no third party is currently infringing or misappropriating Intellectual Property owned by the Company or any Company Subsidiary. Except as has not had and would not reasonably be expected to have a Company Material Adverse Effect, the Company and the Company Subsidiaries are taking all actions that they reasonably believe are necessary to maintain and protect each material item of Intellectual Property that they own.

        Section 4.16    Properties.

          (a)   Section 4.16(a) of the Company Disclosure Letter sets forth a correct and complete (in all material respects) list, as of the date hereof, of the common name and street address of each facility and real property owned, leased (as lessee or sublessee), including ground leased, or under contract for purchase or lease by the Company or any Company Subsidiary as of the date of this Agreement (all such real property interests, together with all buildings, structures and other improvements and fixtures located on or under such real property and all easements, rights and other appurtenances to such real property, are individually referred to herein as a "Company Property" and collectively referred to herein as the "Company Properties"). Except as set forth in Section 4.16(a) of the Company Disclosure Letter, (i) to the knowledge of the Company, the legal descriptions of the Company Properties set forth in the Company Title Insurance Policies describe, in all material respects, the legal descriptions of the Company Properties (other than any portions thereof that may have been transferred by the Company or any Company Subsidiary (x) in connection with an eminent domain or similar proceeding or (y) in connection with the sale thereof to a third party prior to the date hereof, provided that rental income and operating expenses arising from any such real property that is the subject of such a sale prior to the date hereof is not reflected in the consolidated balance sheet of the Company and the Company Subsidiaries as of December 31, 2014), and (ii) as of the date hereof there are no real properties (or ownership interests therein) that the Company or any Company Subsidiary is obligated to buy, sell, lease or sublease (other than pursuant to Company Leases) at some future date.

          (b)   The Company or a Company Subsidiary owns good and valid fee simple title or leasehold title (as applicable) to each of the Company Properties, in each case, free and clear of Liens, except for Company Permitted Liens. A correct and complete copy, in all material respects, of each policy of title insurance (each, a "Company Title Insurance Policy" and collectively, the "Company Title Insurance Policies") issued with respect to any Company Property insuring such fee simple or leasehold title in the Company or a Company Subsidiary, as applicable, under which the Company or a Company Subsidiary is the insured, in the possession of the Company or any Company Subsidiary has been previously delivered or made available to Parent. For the purposes of this Agreement, "Company Permitted Liens" shall mean any (i) Liens relating to any Indebtedness, (ii) Liens that result from any statutory or other Liens for Taxes or assessments that are not yet due and payable or the validity of which is being contested in good faith by appropriate proceedings and for which there are adequate reserves on the financial statements of the Company (if such reserves are required pursuant to GAAP), (iii) Company Material Contracts or other non-material contracts, (iv) Liens imposed in connection with zoning regulations, permits and licenses, (v) Liens that are disclosed on the Company Title Insurance Policies, including easements, covenants, rights-of-way, and other similar restrictions of record, (vi) any cashiers', landlords', workers', mechanics', carriers', workmen's, repairmen's and materialmen's liens and other similar Liens imposed by Law and incurred in the ordinary course of business that are not yet subject to penalty or the validity of which is being contested in good faith by appropriate proceedings, (vii) any statutory landlords' Liens and Liens granted to landlords under any lease, (viii) the rights of tenants under Company Leases, and (ix) any other Liens (including easements, covenants, rights-of-way, and other similar restrictions of record), limitations, restrictions or title defects that do not materially impair the value of any Company Property or the continued use and operation of any Company Property as currently used and operated. Except as set forth in Section 4.16(b) of the Company Disclosure Letter, to the Company's knowledge, (x) no title company that issued a Company Title Insurance Policy has disclaimed or challenged, in written notice to the Company or any Company Subsidiary, the validity or force and effect of any such Company Title Insurance Policy, and (y) no claim has been made by the Company or any Company Subsidiary against any such Company Title Insurance Policy.

          (c)   The Company Properties are (x) supplied with utilities and other services as necessary to permit their continued operation as they are now being operated and (y) in good working order sufficient for their normal operation in the manner currently being operated and without any structural defects other than as may be disclosed in any physical condition reports with respect to the Company Properties that have been made available to Parent, except for any of the foregoing as, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. True, correct and complete (in all material respects) copies of substantially all physical condition reports with respect to the Company Properties in the Company's or any Company Subsidiary's possession have been previously delivered or made available to Parent.

          (d)   Neither the Company nor any of the Company Subsidiaries has received written notice (i) that any certificate, permit or license from any Governmental Authority having jurisdiction over any of the Company Properties necessary to permit the lawful use and operation of the buildings and improvements on any of the Company Properties or that is necessary to permit the lawful use and operation of all utilities, parking areas, retention ponds, driveways, roads and other means of egress and ingress to and from any of the Company Properties is not in full force and effect as of the date of this Agreement, except for such failures to be in full force and effect that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, or of any pending written threat of modification or cancellation of any of same, that would reasonably be expected to have a Company Material Adverse Effect, or (ii) of any uncured violation of any Laws affecting any of the Company Properties which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect.

          (e)   As of the date hereof, except as set forth in Section 4.16(e) of the Company Disclosure Letter, no condemnation, eminent domain or similar proceeding is pending with respect to any Company Property and, except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, neither the Company nor any Company Subsidiary has received any written notice to the effect that any zoning regulation or ordinance (including with respect to parking), Board of Fire Underwriters rules, building, fire, health or other Law has been violated (and remains in violation) with respect to any Company Property. As of the date hereof, except as set forth in Section 4.16(e) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary has received any written notice to the effect that any condemnation or rezoning proceedings are threatened with respect to any of the Company Properties.

          (f)    Except for discrepancies, errors or omissions that, individually or in the aggregate, would not reasonably be expected to have a Company Material Adverse Effect, the rent rolls for each of the Company Properties, as of December 1, 2015, which rent rolls have previously been made available by or on behalf of the Company or any Company Subsidiary to Parent (including an indication of whether any Company Property is subject to net leases), are true and correct and (i) correctly reference each tenant under each lease or sublease that was in effect as of December 1, 2015, and to which Company or a Company Subsidiary is a party as lessor or sublessor with respect to each of the Company Properties (all such leases or subleases (including any net leases), together with all amendments, modifications, supplements, renewals, extensions and guaranties related thereto, the "Company Leases") and (ii) identify the rent payable under each Company Lease as of such date. The Company has made available to Parent a list of all security deposit amounts currently held under the Company Leases. True, correct and complete (in all material respects) copies of all (x) ground leases (and all amendments, modifications, supplements, renewals, extensions and guaranties relating thereto) granting a leasehold interest to the Company or any Company Subsidiary in any Company Properties (collectively, the "Company Ground Leases") and (y) Company Leases, in each case as in effect as of the date hereof, have been delivered or made available to Parent.

          (g)   Except as set forth in Section 4.16(g) of the Company Disclosure Letter or as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) neither the Company nor any Company Subsidiary is and, to the knowledge of the Company, no other party is in breach or violation of, or default under, any Company Lease for real property in excess of 20,000 square feet (each, a "Material Company Lease") or Company Ground Lease, (ii) no event has occurred and is continuing that would result in a breach or violation of, or a default under, any Material Company Lease or Company Ground Lease by the Company or any Company Subsidiary, or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time) and no tenant under a Material Company Lease or ground lessor under a Company Ground Lease is in monetary default or default of a material non-monetary obligation under such Material Company Lease or Company Ground Lease, (iii) each Material Company Lease and Company Ground Lease is valid, binding and enforceable in accordance with its terms and is in full force and effect with respect to the Company or a Company Subsidiary and, to the knowledge of the Company, with respect to the other parties thereto, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law), (iv) no tenant under any Material Company Lease or ground lessor under any Company Ground Lease has asserted in writing a right of set-off or claim or counterclaim against the Company or Company Subsidiary arising out of such Material Company Lease or Company Ground Lease that remains outstanding, (v) no tenant under any Material Company Lease or ground lessor under any Company Ground Lease has a right to cancel or terminate such Material Company Lease or Company Ground Lease prior to the end of the current term except as set forth under such Material Company Lease or Company Ground Lease, (vi) none of the Company or any of the Company Subsidiaries has received written notice of any pending insolvency or bankruptcy proceeding involving any tenant under any Material Company Lease or any ground lessor under any Company Ground Lease, (vii) there are no pending common area maintenance (CAM) audits, percentage rent audits or similar audits by any third party in connection with any Material Company Lease, and neither the Company nor any Company Subsidiary has received written notice from any third party under any Material Company Lease requesting any such audits that have not been commenced (or which such request was revoked prior to commencement thereof), (viii) there are no pending claims regarding violation of a co-tenancy clause under any Material Company Lease, and (ix) no tenant under any Material Company Lease has "gone dark" and remains "dark" or given the Company or any Company Subsidiary written notice of its intention to "go dark" in the future. As of the date hereof, no purchase option, option to sell, right of first refusal, right of first offer, right of first negotiation or any similar option or right has been exercised under any of the Company Leases or Company Ground Leases, except options whose exercise has been evidenced by a written document as described in Section 4.16(g) of the Company Disclosure Letter and which has been previously provided or made available to Parent.

          (h)   Except as set forth in Section 4.16(h) of the Company Disclosure Letter, there are no material Tax abatements or exemptions specifically affecting any of the Company Properties, the Company and the Company Subsidiaries have not received any written notice of (and the Company and the Company Subsidiaries do not have any knowledge of) any proposed increase in the assessed valuation of any of the Company Properties, except in each case for any such Taxes or assessment that have not had and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (i)    Except for Company Permitted Liens, as set forth in Company Leases, Company Ground Leases and Company Title Insurance Policies or as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect, (i) there are no unexpired option to purchase agreements, rights of first refusal or first offer or any other rights to purchase or otherwise acquire any Company Property or any portion thereof that would materially adversely affect the Company's, or the Company Subsidiary's, ownership, ground lease or right to use a Company Property subject to a Material Company Lease or Company Ground Lease, and (ii) there are no other outstanding rights or agreements to enter into any contract for sale, ground lease or letter of intent to sell or ground lease any Company Property or any portion thereof that is owned or ground leased by any Company Subsidiary, which, in each case, is in favor of any party other than the Company or a Company Subsidiary.

          (j)    Section 4.16(j) of the Company Disclosure Letter lists, (i) each of the Company Properties that are under development as of the date hereof (other than for customary repairs (capital or otherwise), replacements and other similar correction or current or deferred maintenance items in the ordinary course of business or for the performance of tenant improvements or landlord's work in connection with any Company Lease), (ii) to the knowledge of the Company, all real properties subject to a binding agreement for development or commencement of construction by the

  Company or a Company Subsidiary, other than those pertaining to customary repairs (capital or otherwise), replacements and other similar correction or current or deferred maintenance items in the ordinary course of business or pertaining to the performance of tenant improvements or landlord's work in connection with any Company Lease, (iii) any outstanding general construction or construction management contracts in respect of multiple Company Properties that are binding on the Company or any Company Subsidiary, (iv) any outstanding tenant allowances in excess of $100,000 under any Company Lease and the outstanding amounts thereof, and (v) all agreements with third parties currently in force and effect to which the Company or any Company Subsidiary is a party for the management of or the provision of brokerage or leasing agency services to any of the Company Properties.

          (k)   Neither the Company nor any Company Subsidiary has received written notice that the Company or any Company Subsidiary is in default under any restrictive covenant or reciprocal easement agreement or other similar agreements to which the Company or any Company Subsidiary is a party (each, an "REA"), except for violations or defaults that have been cured (or for which such notice has been revoked) or would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect. Neither the Company nor any Company Subsidiary has delivered a written notice to a party under an REA that such party is in default under such REA, except for any defaults that have been cured (or for which notice has not been revoked) or would not reasonably be expected to materially impair the value of any Company Property or the continued use and operation of any Company Property as currently used and operated.

          (l)    Section 4.16(l) of the Company Disclosure Letter sets forth a true, correct and complete list of all material agreements, documents or other instruments evidencing and/or securing Indebtedness secured, in whole or in part, by any of the Company Properties as of the date hereof (collectively, the "Existing Mortgage Loan Documents") and lists the outstanding principal balance due in respect of each loan evidenced or secured by the Existing Mortgage Loan Documents as of the date indicated thereon. There are no material agreements, documents or other instruments evidencing and/or securing Indebtedness obligations of the Company or any Company Subsidiary with a principal amount outstanding greater than $1,000,000 other than the Existing Mortgage Loan Documents and except as set forth in Section 4.16(l) of the Company Disclosure Letter (the "Other Existing Loan Documents," and together with the Existing Mortgage Loan Documents, the "Existing Loan Documents"). Except as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect, (i) each Existing Loan Document is legal, valid, binding and enforceable on the Company and each Company Subsidiary that is a party thereto and, to the knowledge of the Company, each other party thereto, and is in full force and effect, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at Law), (ii) neither the Company nor any Company Subsidiary has received written notice that it is in default under the Existing Loan Documents, which default remains uncured or which will not be cured prior to the Effective Time, and (iii) the Company, and each of the Company Subsidiaries, as to the applicable Company Property, is current in all payments of principal and interest due under each Existing Loan Document applicable to it through the most recent scheduled payment date. True, correct and complete (in all material respects) copies of substantially all Existing Loan Documents have been delivered or made available to Parent.

          (m)  The Company and each of the Company Subsidiaries have good and sufficient title to all the material personal and non-real properties and assets reflected in their books and records as being owned by them (including those reflected in the consolidated balance sheet of the Company and the Company Subsidiaries as of December 31, 2014, except as since sold or otherwise disposed of in the usual, regular and ordinary course of business), free and clear of all Liens, except for Company Permitted Liens.

        Section 4.17    Taxes.     Except as expressly set forth in Section 4.17 of the Company Disclosure Letter:

          (a)   The Company and each Company Subsidiary has (i) duly and timely filed (or there have been filed on their behalf) with the appropriate Governmental Authority all U.S. federal and all other material Tax Returns required to be filed by them, taking into account any extensions of time within which to file such Tax Returns, and all such Tax Returns were and are true, correct and complete, subject in each case to such exceptions as, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect, and (ii) duly and timely paid in full (or there has been duly and timely paid in full on their behalf), or made adequate provision for, all material amounts of Taxes required to be paid by them.

          (b)   The Company (i) for its taxable years commencing with the Company's taxable year that ended on December 31, 1995 and through and including its taxable year ended December 31, 2014 (and, for the purposes of Section 7.2(a), through and including its taxable year ending December 31, 2015, if the Closing Date occurs in the taxable year ending December 31, 2016) has been subject to taxation as a REIT and has satisfied all requirements to qualify as a REIT for such taxable years; (ii) has operated since January 1, 2015 (and, for the purposes of Section 7.2(a), January 1, 2016, if the Closing Date occurs in the taxable year ending December 31, 2016) to the date hereof in such a manner so as to qualify as a REIT; (iii) intends to continue to operate through to the Merger (and the consummation thereof) in such a manner so as to qualify as a REIT; and (iv) has not taken or omitted to take any action that would reasonably be expected to result in a challenge by the IRS or any other Governmental Authority to its status as a REIT, and no such challenge is pending or threatened in writing.

          (c)   Each Company Subsidiary (i) has been since the later of its acquisition or formation and continues to be treated for U.S. federal Tax purposes as (A) a partnership (or a disregarded entity) and not as a corporation or an association or publicly traded partnership taxable as a corporation, (B) a Qualified REIT Subsidiary, (C) a Taxable REIT Subsidiary or (D) a REIT, and (ii) has not since the later of its formation or the acquisition by the Company of a direct or indirect interest therein, owned any assets (including securities) that would cause the Company to violate Section 856(c)(4) of the Code other than a violation which has been cured pursuant to any applicable provisions of Section 856 of the Code so as not to cause the Company to fail to qualify as a REIT for any such year and which has not and reasonably could not be expected to result in any material Tax liability.

          (d)   Neither the Company nor any Company Subsidiary holds, directly or indirectly, any asset the disposition of which would be subject to (or to rules similar to) Section 1374 of the Code (or otherwise result in any "built-in gains" Tax under Section 337(d) of the Code and the applicable Treasury Regulations thereunder), whether or not as a result of (A) an election under IRS Notice 88-19 or Treasury regulations § 1.337(d)-5T or § 1.337(d)-6 or (B) the application of Treasury regulations § 1.337(d)-7.

          (e)   Except as set forth on Section 4.17(e) of the Company Disclosure Letter (i) there are no audits, investigations or proceedings pending (or threatened in writing) for and/or in respect of any material Taxes or material Tax Returns of the Company or any Company Subsidiary and neither the Company nor any Company Subsidiary is a party to any litigation or administrative proceeding relating to Taxes; (ii) no deficiency for Taxes of the Company or any Company Subsidiary has been claimed, proposed or assessed in writing or, to the knowledge of the Company, threatened, by any Governmental Authority, which deficiency has not yet been settled, except for such deficiencies which are being contested in good faith or with respect to which the failure to pay, individually or in the aggregate, has not had and would not reasonably be expected to have a Company Material Adverse Effect; (iii) neither the Company nor any Company Subsidiary has extended or waived (nor granted any extension or waiver of) the limitation period for the assessment or collection of any Tax that has not since expired, and no power of attorney with respect to any Tax matter is currently in force; and (iv) neither the Company nor any Company Subsidiary has entered into any "closing agreement" as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax Law).

          (f)    Since the Company's formation, (i) neither the Company nor any Company Subsidiary has incurred any material liability for Taxes under Sections 857(b), 860(c) or 4981 of the Code which have not been previously paid; and (ii) neither the Company nor any Company Subsidiary has incurred any material liability for any other Taxes other than (x) in the ordinary course of business, or (y) transfer or similar Taxes arising in connection with acquisitions or dispositions of property. No event has occurred, and no condition or circumstance exists, which presents a material risk that any material amount of Tax described in the previous sentence will be imposed upon the Company or any Company Subsidiary.

          (g)   The Company and each Company Subsidiary (i) have complied in all material respects with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446 and 3402 of the Code or similar provisions under any state and foreign Laws) and have duly and timely withheld and, in each case, have paid over to the appropriate Governmental Authorities any and all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable Laws, and (ii) have in all material respects properly completed and timely filed all IRS Forms W-2 and 1099 required thereof.

          (h)   There are no Company Tax Sharing Agreements (as hereinafter defined) in force as of the date of this Agreement. As used herein, "Company Tax Sharing Agreement" means any written agreement, indemnity or other arrangement for the allocation or payment of Tax liabilities or payment for Tax benefits between the Company or any Company Subsidiary and any Person other than customary Tax indemnification or other arrangements contained in a commercial agreement entered into in the ordinary course of business the primary purpose of which does not relate to Taxes.

          (i)    The Company has made available to Parent correct and complete copies of (A) all federal income and other material Tax Returns of the Company and each Company Subsidiary relating to the taxable periods ending since December 31, 2012 which have been filed and (B) any audit report issued within the last five years relating to any material Taxes due from or with respect to the Company or any of the Company Subsidiaries.

          (j)    There are no material Tax Liens upon any property or assets of the Company or any Company Subsidiary except Liens for Taxes not yet due and payable or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

          (k)   Except as set forth on Section 4.17(j) of the Company Disclosure Letter, neither the Company nor any Company Subsidiary (A) has been a member of an affiliated group filing a consolidated U.S. federal income Tax Return or (B) has any liability for the Taxes of any Person (other than the Company or any Company Subsidiary) under Treasury Regulations Section 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, or otherwise.

          (l)    Neither the Company nor any Company Subsidiary has participated in any "listed transaction" within the meaning of Treasury Regulations Section 1.6011-4(b)(2).

          (m)  Neither the Company nor any of the Company Subsidiaries has constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

        Section 4.18    Insurance.     Except for those matters that have not had and would not reasonably be expected to have a Company Material Adverse Effect, there is no claim for coverage by the Company or any Company Subsidiary pending under any of the material insurance policies (including title insurance policies) and all material fidelity bonds or other insurance service contracts in the Company's possession providing coverage for all material Company Properties (the "Company Insurance Policies") that has been denied or disputed by the insurer. Except for those matters that have not had and would not reasonably be expected to have a Company Material Adverse Effect, all premiums payable under all Company Insurance Policies have been paid, and the Company and the Company Subsidiaries have otherwise complied with the terms and conditions of all the Company Insurance Policies. Such Company Insurance Policies are valid and enforceable in accordance with their terms and are in full force and effect and no written notice of cancellation or termination has been received by the Company or any Company Subsidiary with respect to any such policy which has not been replaced on substantially similar terms prior to the date of such cancellation. The Company has made available to Parent complete and correct copies of substantially all Company Insurance Policies.

        Section 4.19    Opinion of Financial Advisor.     The Company has received the opinion of BMO Capital Markets Corp. that, as of the date of such opinion and subject to the assumptions and limitations set forth therein, the Merger Consideration is fair from a financial point of view to the holders of shares of Company Common Stock.

        Section 4.20    Takeover Statutes.     The Company Board has taken all action necessary to render inapplicable to the Merger the restrictions on business combinations contained in Subtitle 6 of Title 3 of the MGCL. The restrictions on control share acquisitions contained in Subtitle 7 of Title 3 of the MGCL are not applicable to the Merger. No other "business combination," "control share acquisition," "fair price," "moratorium" or other takeover or anti-takeover statute (collectively, "Takeover Statutes") are applicable to this Agreement, the Merger or the other transactions contemplated by this Agreement.

        Section 4.21    Brokers.     Other than fees payable to those Persons set forth in Section 4.21 of the Company Disclosure Letter and not to exceed the amounts set forth in the engagement letters with such Persons, true, complete and correct copies of which have been provided to Parent, no broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Company or any Company Subsidiary.

        Section 4.22    Affiliate Transactions.     Except as set forth in Section 4.22 of the Company Disclosure Letter or in the Company SEC Filings made through and including the date of this Agreement or as permitted by this Agreement, from January 1, 2014 through the date of this Agreement there have been no transactions, agreements, arrangements or understandings between (x) the Company or any Company Subsidiary, on the one hand, and any Affiliates (other than Company Subsidiaries) of the Company or other Persons, on the other hand, or (y) the Company or any Company Subsidiary directly or indirectly wholly-owned by the Company, on the one hand, and any Company Subsidiary not directly or indirectly wholly-owned by the Company, on the other hand, in either case, that would be required to be disclosed under Item 404 of Regulation S-K promulgated by the SEC (a "Related Party Transaction").

        Section 4.23    Investment Company Act of 1940.     Neither the Company nor any Company Subsidiary is required to be registered as an investment company under the Investment Company Act of 1940, as amended.

        Section 4.24    Listing and Maintenance Requirements.     The Company Common Stock, the Company Series A Preferred Stock and the Company Series B Preferred Stock are each registered pursuant to the Exchange Act and listed on the NYSE, and the Company has taken no action designed to terminate the registration of such securities or to delist such securities from the NYSE.

        Section 4.25    No Other Representations or Warranties.     Except for the representations and warranties contained in Article V, the Company acknowledges that neither the Parent Parties nor any other Person on behalf of the Parent Parties has made, and the Company has not relied upon, any representation or warranty, whether express or implied, with respect to the Parent Parties or any of the Parent Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to the Company by or on behalf of the Parent Parties.

ARTICLE V

REPRESENTATIONS AND WARRANTIES
OF THE PARENT PARTIES AND MERGER SUB

        The Parent Parties and Merger Sub hereby jointly and severally represent and warrant to the Company that:

        Section 5.1    Organization and Qualification; Subsidiaries.

          (a)   Each of the Parent Parties is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Each of the Parent Parties is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

          (b)   Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland and has the requisite organizational power and authority and any necessary governmental authorization to own, lease and, to the extent applicable, operate its properties and to carry on its business as it is now being conducted. Merger Sub is duly qualified or licensed to do business, and is in good standing, in each jurisdiction where the character of the properties owned, operated or leased by it or the nature of its business makes such qualification, licensing or good standing necessary, except for such failures to be so qualified, licensed or in good standing that, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

        Section 5.2    Authority.

          (a)   Each of the Parent Parties and Merger Sub has the requisite corporate or limited liability company, as applicable, power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated by this Agreement. The execution and delivery of this Agreement by each of the Parent Parties and Merger Sub and the consummation by each of the Parent Parties and Merger Sub of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or limited liability company, as applicable, action, and no other corporate or limited liability company proceedings on the part of the Parent Parties or Merger Sub, as applicable, are necessary to authorize this Agreement or the Merger or to consummate the transactions contemplated hereby.

          (b)   This Agreement has been duly executed and delivered by each of the Parent Parties and Merger Sub and, assuming due authorization, execution and delivery by the Company, constitutes a legally valid and binding obligation of each of the Parent Parties and Merger Sub, enforceable against the Parent Parties and Merger Sub in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar Laws affecting creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law).

        Section 5.3    No Conflict; Required Filings and Consents.

          (a)   The execution and delivery of this Agreement by each of the Parent Parties and Merger Sub does not, and the performance of this Agreement and the consummation of the Merger and the other transactions contemplated hereby by each of the Parent Parties and Merger Sub will not, (i) conflict with or violate any provision of the Parent Parties' organizational documents or Merger Sub's charter or bylaws, (ii) assuming that all consents, approvals, authorizations and permits described in Section 5.3(b) have been obtained, all filings and notifications described in Section 5.3(b) have been made and any waiting periods thereunder have terminated or expired, conflict with or violate any Law applicable to the Parent Parties or Merger Sub or by which any property or asset of the Parent Parties or Merger Sub is bound, or (iii) require any consent or approval under, result in any breach of or any loss of any benefit or material increase in any cost or obligation of the Parent Parties under, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any right of termination, acceleration or cancellation (with or without notice or the lapse of time or both) of, or give rise to any right of purchase, first offer or forced sale under or result in the creation of a Lien on any property or asset of the Parent Parties or Merger Sub pursuant to, any note, bond, debt instrument, indenture, contract, agreement, ground lease, license, permit or other legally binding obligation to which the Parent Parties or Merger Sub is a party, except, as to clauses (ii) and (iii), respectively, for any such conflicts, violations, breaches, defaults or other occurrences which, individually or in the aggregate, have not had and would not reasonably be expected to have a Parent Material Adverse Effect.

          (b)   The execution and delivery of this Agreement by each of the Parent Parties and Merger Sub does not, and the performance of this Agreement by each of the Parent Parties and Merger Sub will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Authority, except (i) the filing with the SEC of such reports under, and other compliance with, the Exchange Act (and the rules and regulations promulgated thereunder) and the Securities Act (and the rules and regulations promulgated thereunder) as may be required in connection with this Agreement and the transactions contemplated hereby, (ii) as may be required under the rules and regulations of the NYSE, (iii) the filing of the Articles of Merger and the acceptance for record by the SDAT of the Articles of Merger pursuant to the MGCL, (iv) such filings as may be required in connection with state and local transfer Taxes, and (v) where failure to obtain such consents, approvals, authorizations or permits, or to make such filings or notifications, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect.

        Section 5.4    Litigation.     Except as, individually or in the aggregate, has not had and would not reasonably be expected to have a Parent Material Adverse Effect, as of the date of this Agreement, (a) there is no Action pending or, to the knowledge of Parent, threatened by or before any Governmental Authority, nor, to the knowledge of Parent, is there any investigation pending by any Governmental Authority, in each case, against the Parent Parties, Merger Sub or any other Parent

Subsidiary, and (b) none of the Parent Parties, Merger Sub or any other Parent Subsidiary, nor any of the Parent Parties' or any Parent Subsidiary's respective property, is subject to any outstanding Order.

        Section 5.5    Financing.

          (a)   Parent has delivered to the Company a correct and complete copy of (i) one or more executed commitment letters, dated as of the date hereof (collectively, as amended, modified, supplemented, replaced or extended from time to time after the date hereof in compliance with Section 6.12, the "Commitment Letters"), from the lenders party thereto (including any lenders who become party thereto by joinder) (collectively, the "Lenders") and other arrangers party thereto, pursuant to which the Lenders have agreed, subject to the terms and conditions thereof, to provide the debt amounts set forth therein (the debt financing contemplated by the Commitment Letters, together with any permitted Alternative Financing, is collectively referred to herein as the "Debt Financing") and (ii) any fee letters referred to in the Commitment Letters (with the fee amounts, pricing caps and other economic terms redacted). None of the Commitment Letters or any fee letter referred to in the Commitment Letters have been modified, altered, amended or waived, and the respective commitments contained in the Commitment Letters have not been withdrawn or rescinded prior to the date hereof.

          (b)   Except as expressly set forth in the Commitment Letters (or in the unredacted portions of the fee letters referred to in the Commitment Letters) delivered to the Company, there are no conditions precedent relating to the Debt Financing or any contingencies that would permit any party thereto to reduce the total amount of the Debt Financing. There are no other agreements, side letters or arrangements relating to the Debt Financing to which the Parent Parties or Merger Sub is a party which would impose conditions or other contingencies to the funding of the full amount of the Debt Financing, other than those set forth in the Commitment Letters (or in the unredacted portions of the fee letter referred to in the Commitment Letters).

          (c)   Each of the Commitment Letters is a valid, binding and enforceable obligation of Parent and Merger Sub and, to the knowledge of Parent, the other parties thereto, is in full force and effect, except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors' rights and general principles of equity affecting the availability of specific performance and other equitable remedies. Parent has paid in full any and all commitment fees or other fees required to be paid pursuant to the terms of the Commitment Letters on or before the date hereof, and will pay in full any such amounts due on or before the Closing Date.

        Section 5.6    Information in the Proxy Statement.

          (a)   None of the information supplied or to be supplied in writing by or on behalf of the Parent Parties, Merger Sub or any affiliate or Representative of the Parent Parties or Merger Sub for inclusion or incorporation by reference in the Proxy Statement will, at the date it is first mailed to the stockholders of the Company, at the time of the Company Stockholder Meeting or at the Effective Time, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

          (b)   The representations and warranties contained in this Section 5.6 will not apply to statements or omissions included in the Proxy Statement to the extent based upon information supplied by the Company.

        Section 5.7    Brokers.     No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the Merger based upon arrangements made by or on behalf of the Parent Parties, Merger Sub or any other Parent Subsidiary.

        Section 5.8    Sufficient Funds.     The Parent Parties have available Liquid Assets, and the Parent Parties will provide Merger Sub at the Effective Time sufficient cash, that when combined with the Debt Financing, are sufficient to pay the Merger Consideration, any and all amounts required to be paid in connection with the consummation of the transactions contemplated by this Agreement, including the Merger, any related fees and expenses incurred by the Parent Parties, Merger Sub and, to the extent responsible therefor hereunder, the Company, and any repayment or refinancing of any Indebtedness of the Company or any Company Subsidiaries that Parent elects to so repay or refinance as of the Closing Date.

        Section 5.9    Financial Statements.

          (a)   Parent has provided the Company with true, complete and correct copies (other than as redacted as to specific member information) of (i) the audited financial statements consisting of the consolidated balance sheets of Parent (including Fund VIIIA) for the fiscal year ended December 31, 2014 and the related consolidated statement of comprehensive loss, changes in partners' capital and cash flows for the years then ended, together with all related notes and schedules thereto, accompanied by the reports thereon of Parent's independent auditors (collectively, the "Parent Audited Financial Statements") and (ii) the unaudited consolidated balance sheet of Parent (including Fund VIIIA) for the nine months ended September 30, 2015 and the related unaudited consolidated statements of comprehensive income and changes in partners' capital for the period then ended (the "Parent Unaudited Financial Statements" and together with the Parent Audited Financial Statements, the "Parent Financial Statements"). The Parent Financial Statements have been prepared in accordance with GAAP on a consistent basis throughout the periods indicated, and fairly present, in all material respects, the financial condition of the Parent Parties as of the respective dates they were prepared and the results of the operations of the Parent Parties for the periods indicated (subject, in the case of the Parent Unaudited Financial Statements, to normal year-end adjustments, none of which were material).

          (b)   After giving effect to the Merger and the other transactions contemplated by this Agreement, including the payment by Parent and Merger Sub of the Merger Consideration, fees and expenses of or payable by the Parent Parties, Merger Sub or the Surviving Entity, and any related repayment or refinancing of any Indebtedness of the Company or any of the Company Subsidiaries that Parent elects to so repay or refinance as of the Closing Date, the Parent Parties shall be Solvent.

        Section 5.10    Absence of Certain Changes or Events.     Since January 1, 2015, there has not been any material adverse change in the business, operations, properties, assets or condition of the Parent Parties, and no event has occurred or circumstance exists that would reasonably be expected to result in a material adverse change.

        Section 5.11    Net Worth; Liquid Assets.     As of the date of this Agreement, the Net Worth and Liquid Assets of the Parent Parties are set forth on Section 5.11 of the disclosure letter that has been prepared by the Parent Parties and delivered by the Parent Parties to the Company in connection with the execution and delivery of this Agreement (the "Parent Disclosure Letter"), and at all times during the Interim Period, the Net Worth and Liquid Assets of the Parent Parties shall be not less than the Minimum Net Worth and Liquid Assets.

        Section 5.12    Ownership of Merger Sub; No Prior Activities.

          (a)   Merger Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement. All of the equity of Merger Sub is owned indirectly by the Parent Parties.

          (b)   Except for the obligations or liabilities incurred in connection with its organization and the transactions contemplated by this Agreement, Merger Sub has not, and will not have prior to the Effective Time, incurred, directly or indirectly through any subsidiary or Affiliate, any obligations or liabilities or engaged in any business activities of any type or kind whatsoever or entered into any agreements or arrangements with any Person.

        Section 5.13    Ownership of Company Common Stock.     None of the Parent Parties, Merger Sub or any other Parent Subsidiary is, nor at any time during the last two (2) years has been, an "interested stockholder" of the Company as defined in Section 3-601 of the MGCL.

        Section 5.14    Investigation; Limitation on Warranties.     Each of the Parent Parties and Merger Sub has conducted its own independent review and analysis of the business, operations, assets, intellectual property, technology, liabilities, results of operations, financial condition and prospects of the Company and the Company Subsidiaries and acknowledges that, as of the date hereof, each of the Parent Parties and Merger Sub has been provided access to certain personnel, properties, premises and records of the Company and the Company Subsidiaries for such purposes. In entering this Agreement, each of the Parent Parties and Merger Sub has relied solely upon its independent investigation and analysis of the Company and the Company Subsidiaries, and each of the Parent Parties and Merger Sub acknowledges and agrees that it has not been induced by and has not relied upon any representations, warranties or statements, whether express or implied, made by the Company, any Company Subsidiaries, or any of their respective affiliates, stockholders, controlling persons or Company representatives that are not expressly set forth in this Agreement or any certificate delivered hereunder, whether or not such representations, warranties or statements were made in writing or orally.

        Section 5.15    No Other Representations or Warranties.     Except for the representations and warranties contained in Article IV, each of the Parent Parties and Merger Sub acknowledge that neither the Company nor any other Person on behalf of the Company has made, and neither the Parent Parties nor Merger Sub has relied upon, any representation or warranty, whether express or implied, with respect to the Company or any of the Company Subsidiaries or their respective businesses, affairs, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or with respect to the accuracy or completeness of any other information provided or made available to the Parent Parties or Merger Sub by or on behalf of the Company.

ARTICLE VI

COVENANTS AND AGREEMENTS

        Section 6.1    Conduct of Business by the Company.

          (a)   The Company covenants and agrees that, between the date of this Agreement and the earlier to occur of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1 (the "Interim Period"), except to the extent required by Law or Governmental Authority, as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), as contemplated or permitted by, or necessary to effectuate the transactions contemplated by, this Agreement, or as set forth in Section 6.1(a) or 6.1(c) of the Company Disclosure Letter, the Company shall, and shall cause each of the Company Subsidiaries to (i) conduct its business in all material respects in the ordinary course of business, and (ii) use its commercially reasonable efforts to (A) maintain its material assets and properties (including the Company Properties) in their current condition (normal wear and tear and damage caused by casualty or by any reason outside of Company or any Company Subsidiary's control excepted, and (B) maintain the status of the Company as a REIT (subject to the restrictions on dividends and other distributions set forth in Section 6.1(c)(iv)).

          (b)   The Company shall deliver to Proskauer Rose LLP an officer's certificate dated as of the Closing Date and signed by an officer of the Company containing representations of the Company as shall be reasonably necessary or appropriate to enable Proskauer Rose LLP to render the opinion described in Section 7.2(d).

          (c)   Without limiting the foregoing, the Company covenants and agrees that, during the Interim Period, except to the extent required by Law, as may be agreed in writing by Parent (which consent shall not be unreasonably withheld, delayed or conditioned), as contemplated or permitted by, or necessary to effectuate the transactions contemplated by, this Agreement, or as set forth in Section 6.1(a) or 6.1(c) of the Company Disclosure Letter, the Company shall not, and shall not cause or permit any Company Subsidiary to, do any of the following:

              (i)  amend or propose to amend the Company Charter or Company Bylaws (or such equivalent organizational or governing documents of any Company Subsidiary if such amendment would be adverse to Parent or the Company);

             (ii)  split, combine, reclassify or subdivide any shares of stock or other equity securities or ownership interests of the Company or any Company Subsidiary;

            (iii)  redeem, repurchase or otherwise acquire (or provide any notice of the same), directly or indirectly, any shares of its stock or other equity interests of the Company or any Company Subsidiary, other than (A) the conversion of the Company Preferred Stock to the extent required by and in accordance with the terms thereof as set forth in the Company Charter, (B) the withholding of shares of Company Common Stock to satisfy withholding Tax obligations with respect to awards granted pursuant to the Company Stock Plans, including the conversion of Company Options in accordance with Section 3.4(a) of this Agreement and the vesting of Company Restricted Stock in accordance with Section 3.4(b) of this Agreement, or (C) the acquisition of shares of stock in order for the Company to maintain its status as a REIT under the Code;

            (iv)  declare, set aside or pay any dividend on or make any other distributions (whether in cash, stock, property or otherwise) with respect to shares of capital stock of the Company or any Company Subsidiary or other equity securities or ownership interests in the Company or any Company Subsidiary, except for (A) the declaration and payment by the Company of regular monthly dividends for full monthly periods in accordance with past practice and not for any interim period prior to the Effective Time; provided that the record date with respect to any such regular monthly dividends shall be set as the first (1st) Business Day of the applicable month, (B) declaration and payment of dividends on the Company Preferred Stock as required by and in accordance with the terms thereof as set forth in the Company Charter, (C) the declaration and payment of dividends or other distributions to the Company by any directly or indirectly wholly owned Company Subsidiary, and (D) distributions by any Company Subsidiary that is not wholly owned, directly or indirectly, by the Company, in accordance with past practice; provided, however, that, notwithstanding the restriction on dividends and other distributions in this Section 6.1(c)(iv), the Company and any Company Subsidiary shall be permitted to make distributions, including under Sections 857, 858 or 860 of the Code, reasonably necessary for the Company or any Company Subsidiary to (A) maintain its status as a REIT under the Code or (B) avoid or reduce the imposition of any corporate level Tax or excise Tax under the Code, and which, in either case, in the reasonable discretion of the Company after consultation with Parent cannot reasonably be made after the Closing in order to achieve that result;

             (v)  except for transactions among the Company and one or more wholly owned Company Subsidiaries or among one or more wholly owned Company Subsidiaries, issue, sell, pledge, dispose, encumber or grant any shares of the Company's or any of the Company

    Subsidiaries' capital stock, or any options, warrants, convertible securities or other rights of any kind to acquire any shares of the Company's or any of the Company Subsidiaries' capital stock or other equity interests, provided, however, that the Company may issue shares of Company Common Stock (A) upon the vesting of any Company Restricted Stock or the exercise of any Company Option outstanding as of the date of this Agreement or as may be granted after the date of this Agreement under Section 6.1(c)(vi), and (B) pursuant to the Company Benefit Plans to the extent required under the terms of such Company Benefit Plans as in effect as of the date of this Agreement;

            (vi)  except as required under any existing Company Benefit Plan, grant, confer, award, or modify the terms of any convertible securities, or other rights to acquire, or denominated in, any of the Company's or any of the Company Subsidiaries' capital stock other than grants of Company Options and Company Restricted Stock required to be made;

           (vii)  (A) increase in any material manner the amount, rate or terms of compensation or benefits of any of its directors or officers, except as may be required under any existing Company Benefit Plans or in the ordinary course of business, (B) enter into, adopt, amend or terminate any Company Benefit Plan except as required by such Company Benefit Plan or in the ordinary course of business, (C) accelerate the vesting or payment of any compensation or benefits under any Company Benefit Plan except as may be required under any existing Company Benefit Plan, or (D) take any action to fund or in any other way secure the payment of compensation or benefits under any employee plan, agreement, contract or arrangement or Company Benefit Plan, in each case, other than in the ordinary course of business;

          (viii)  acquire or agree to acquire (including by merger, consolidation or acquisition of stock or assets) any real property, personal property, corporation, partnership, limited liability company, other business organization or any division or material amount of assets thereof, except (A) acquisitions by the Company or any Company Subsidiary of or from an existing wholly-owned Company Subsidiary, (B) acquisitions where the aggregate payments are less than $250,000 or (C) the acquisitions set forth on Section 6.1(c)(viii) of the Company Disclosure Letter;

            (ix)  sell, pledge, assign, transfer, dispose of or encumber, or effect a deed in lieu of foreclosure with respect to, any property or assets, except (A) sales, pledges, assignments, transfers, dispositions of or encumbrances on property or assets listed on Section 6.1(c)(ix) of the Company Disclosure Letter, (B) pledges and encumbrances on property or assets in the ordinary course of business that would not be material to any Company Property or any assets of the Company or any Company Subsidiary or (C) sales, pledges, assignments, transfers, dispositions of or encumbrances on property or assets by Inland Private Capital Corporation in the ordinary course of its business;

             (x)  incur, assume, modify or guarantee any Indebtedness other than in the ordinary course of business, except for (A) the refinancing of existing Indebtedness (provided that (x) the principal amount of such new Indebtedness shall not exceed the principal amount of the Indebtedness refinanced, (y) the terms of such new Indebtedness shall not be more onerous to the Company or any Company Subsidiary as compared to the existing Indebtedness, and (z) prepayment of any such refinancing may be made at the par rate after the Closing Date), or (B) ordinary course borrowings under the Company's existing credit facility in an amount not to exceed $1,000,000 at any time;

            (xi)  (A) other than in the ordinary course of business, modify or amend in any material respect any material term, covenant, provision or agreement contained in any Company Material Contract or enter into a new contract, agreement or arrangement that, if entered into prior to the date of this Agreement, would have been required to be listed in the

    Company Disclosure Letter pursuant to Section 4.12 and Section 4.16, (B) fail to make any regular monthly payments of principal and interest or fail to perform, observe and comply with any other material obligations thereunder, in each case, in breach of the Existing Loan Documents, or (C) renew, modify, amend, terminate or release (except any such termination that occurs automatically pursuant to the terms thereof or by reason of a breach or default by the lender thereunder and any such release in connection with any such termination), or waive, compromise or assign in any material respect any material rights or claims under, any Existing Mortgage Loan Document;

           (xii)  except, in each case, in the ordinary course, on market terms, in accordance with the Existing Mortgage Loan Documents or as disclosed in the Company Disclosure Letter (A) enter into any new lease (provided that such lease does not contain a purchase option, right of first refusal or similar right to purchase the subject property) or ground lease for any real property, (B) renew any Material Company Lease or Company Ground Lease except as required pursuant to the terms thereof (or pursuant to automatic renewals contained therein) to maintain such Material Company Lease or Company Ground Lease in full force and effect, (C) modify or amend, in any material respect, any Material Company Lease or Company Ground Lease, except such modifications or amendments that may be required pursuant to an existing Material Company Lease or Company Ground Lease or memorializes the exercise of an existing right or option under an existing Material Company Lease or Company Ground Lease, (D) terminate any Material Company Lease or Company Ground Lease except any such termination that occurs automatically pursuant to the terms thereof or by reason of a default by the tenant, subtenant or landlord thereunder, as applicable, or (E) waive, release, compromise, or assign in writing any material rights or claims under any Material Company Lease or Company Ground Lease except for any assignment of such rights or claims to the Company or any existing wholly-owned Company Subsidiary;

          (xiii)  permit any insurance policy naming the Company or any of the Company Subsidiaries as a beneficiary or a loss payable payee, or the Company's directors and officers liability insurance policy, to be canceled or terminated, unless such entity shall have obtained an insurance policy with substantially similar terms and conditions to the canceled or terminated policy;

          (xiv)  make any material change to its methods of accounting, except as required by a change in GAAP (or any interpretation thereof) or in applicable Law, or make any change, other than in the ordinary course of business consistent with past practice, with respect to accounting policies, unless required by GAAP or the SEC;

           (xv)  take any action that would reasonably be expected to cause the Company to fail to qualify as a REIT;

          (xvi)  make or rescind any election relating to Taxes or take any action to terminate or revoke any election relating to the Company's REIT status (unless the Company reasonably determines, after prior consultation with Parent, that such action is (A) required by Law; (B) necessary or appropriate to preserve the status of the Company as a REIT or to preserve the status of any partnership or any other Company Subsidiary which files Tax Returns as a partnership for federal income tax purposes as a partnership for federal income tax purposes; or (C) commercially reasonable in the context of the Company's business and relates to a change in Law in 2015 or thereafter);

         (xvii)  settle any Action made or pending against the Company or any of the Company Subsidiaries or pay, discharge or satisfy any other claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than settlements where the amount paid by the Company or any of the Company Subsidiaries (less the amount reserved for such matters by the Company and less the amount of any insurance recoveries) in settlement does not exceed $250,000 individually or $500,000 in the aggregate;

        (xviii)  enter into any new line of business or enter into any Related Party Transactions;

          (xix)  adopt a plan of merger, complete or partial liquidation or resolutions providing for or authorizing such merger, liquidation or a dissolution, consolidation, recapitalization or bankruptcy reorganization, or alter, through merger, liquidation, dissolution, reorganization, restructuring or otherwise, their respective corporate structures or ownership of any Company Subsidiary or joint venture, in each case, except by a Company Subsidiary in connection with any acquisitions permitted pursuant to Section 6.1(c)(viii) in a manner that would not reasonably be expected to be adverse to the Company or to prevent or impair the ability of the Company to consummate the Merger; or

            (xx)  authorize, or enter into any contract, agreement, commitment or arrangement to do any of the foregoing.

        Notwithstanding anything to the contrary set forth in this Agreement, nothing in this Agreement shall prohibit the Company or any Company Subsidiary from taking any action, at any time or from time to time, that in the reasonable judgment of the Company Board, upon advice of counsel, is reasonably necessary for any of the Company or any Company Subsidiary to maintain its qualification as a REIT under the Code for any period or portion thereof ending on or prior to the Effective Time, including making dividend or other distribution payments to stockholders of the Company in accordance with this Agreement (subject to the restrictions set forth in Section 6.1(c)(iv)) or otherwise.

        Section 6.2    Preparation of Proxy Statement; Stockholder Meetings.

          (a)   As promptly as reasonably practicable following the date of this Agreement, the Company shall prepare and cause to be filed with the SEC the Proxy Statement in preliminary form. The Parent Parties shall furnish all information concerning themselves and their Affiliates and provide such other assistance as may be reasonably requested in connection with the preparation, filing and distribution of the Proxy Statement. The Company shall promptly notify Parent upon the receipt of any comments from the SEC or any request from the SEC for amendments or supplements to the Proxy Statement, and shall, as promptly as practicable after receipt thereof, provide Parent with copies of all correspondence between the Company and its Representatives, on one hand, and the SEC, on the other hand, and all written comments with respect to the Proxy Statement received from the SEC and advise Parent of any oral comments with respect to the Proxy Statement received from the SEC. The Company shall use its commercially reasonable efforts to respond as promptly as practicable to any comments from the SEC with respect to the Proxy Statement. Notwithstanding the foregoing, prior to mailing the Proxy Statement (or any amendment or supplement thereto) or responding to any comments of the SEC with respect thereto, the Company shall cooperate and provide Parent a reasonable opportunity to review and comment on such document or response.

          (b)   If, at any time prior to the receipt of the Company Stockholder Approval, any information relating to the Company or the Parent Parties, or any of their respective Affiliates, should be discovered by the Company or the Parent Parties which, in the reasonable judgment of the Company or the Parent Parties, should be set forth in an amendment of, or a supplement to, the Proxy Statement, so that such document would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other parties hereto, and the Company and the Parent Parties shall cooperate in the prompt filing with the SEC of any necessary amendment of, or supplement to, the Proxy Statement and, to the extent required by Law, in disseminating the information contained in such amendment or supplement to stockholders of the Company. Nothing in this Section 6.2(b) shall limit the obligations of any party under Section 6.2(a). For purposes of Section 4.8, Section 5.6 and this Section 6.2, as applicable, any information concerning or related to the Company, its Affiliates or the Company Stockholder Meeting will be deemed to have been provided by the Company, and any information concerning or related to the Parent Parties or their Affiliates (including Merger Sub) will be deemed to have been provided by the Parent Parties.

          (c)   As promptly as practicable following the date of this Agreement, the Company shall, in accordance with applicable Law and the Company Charter and Company Bylaws, establish a record date for, duly call, give notice of, convene and hold the Company Stockholder Meeting. The Company shall use commercially reasonable efforts to cause the definitive Proxy Statement to be mailed to the stockholders of the Company entitled to vote at the meeting and to hold the Company Stockholder Meeting as soon as practicable after the date of this Agreement. The Company shall, through the Company Board, recommend to its stockholders that they give the Company Stockholder Approval, include such recommendation in the Proxy Statement and solicit and use its commercially reasonable efforts to obtain the Company Stockholder Approval, except to the extent that the Company Board shall have made an Adverse Recommendation Change in accordance with the terms of Section 6.4. Notwithstanding the foregoing provisions of this Section 6.2(c), if, on a date for which the Company Stockholder Meeting is scheduled, the Company has not received proxies representing a sufficient number of shares of Company Common Stock to obtain the Company Stockholder Approval, whether or not a quorum is present, the Company shall have the right to make one or more successive postponements or adjournments of the Company Stockholder Meeting.

        Section 6.3    Access to Information; Confidentiality.

          (a)   During the Interim Period, to the extent permitted by applicable Law and contracts, and subject to the reasonable restrictions imposed from time to time upon advice of counsel, the Company shall, and shall cause each of the Company Subsidiaries to, (i) afford to Parent and its Representatives reasonable access during normal business hours and upon reasonable advance notice to all of their respective properties, offices, books, contracts, commitments and records and, during such period, the Company shall, and shall cause each of the Company Subsidiaries to, furnish reasonably promptly to Parent all information (financial or otherwise) concerning its business and properties Parent may reasonably request, (ii) reasonably cooperate, at Parent's sole cost and expense, with Parent's lenders, including pursuant to Section 6.13 (which cooperation shall include any reasonable restructuring request of Parent or Parent's lenders reasonably necessary to implement the Debt Financing (provided that neither the Company nor any of the Company Subsidiaries shall be required to effectuate any such restructuring prior to the consummation of the transactions contemplated hereby)), and (iii) permit such environmental inspections as Parent or Parent's lenders may reasonably request. Notwithstanding the foregoing, the Company shall not be required by this Section 6.3 to provide Parent or its respective Representatives with access to or to disclose (v) materials prepared in connection with or relating to the transactions contemplated hereby or the other strategic alternatives contemplated by the Company Board, (w) information that is subject to confidentiality obligations to a third party (provided, however, that Company shall use its commercially reasonable efforts to obtain the required consent of such third party to such access or disclosure), (x) information the disclosure of which would violate any Law, (y) information that is subject to any attorney-client, attorney work product or other legal privilege or (z) information that the Company reasonably believes is competitively sensitive. Parent shall use its commercially reasonable efforts to minimize any disruption to the business of the Company or any Company Subsidiaries that may result from any requests for access, data or information hereunder. Any access to the properties of the Company or any of the Company Subsidiaries shall be subject to the Company's reasonable security measures and insurance requirements and shall not include the right to perform invasive testing without the Company's prior written consent, in its sole discretion. Prior to the Effective Time, each of the Parent Parties and Merger Sub shall not, and shall cause their respective Representatives and Affiliates not to, contact or otherwise communicate with the employees of the Company or any Company Subsidiary (other than those senior executive officers set forth on Section 6.3(a) of the Company Disclosure Letter) or tenants or other parties with which the Company or any Company Subsidiary has a business relationship regarding the business of the Company and the Company Subsidiaries or this Agreement and the transactions contemplated hereby without the prior written consent of the Company; provided that (A) Parent shall have the right to contact or otherwise communicate with the lenders of the Company and the Company Subsidiaries without the prior written consent of the Company, and (B) the Company will not unreasonably withhold, condition or delay its consent to any reasonable request of Parent made to a senior executive officer of the Company set forth on Section 6.3(a) of the Company Disclosure Letter to contact or otherwise communicate with any Anchor Tenant; provided that if the Company fails to respond to any such written request of Parent to contact or otherwise communicate with any Anchor Tenant within three (3) Business Days following the Company's receipt of such request, the Company shall be deemed to have consented to such contact or communication.

          (b)   The Parent Parties will hold, and will cause their Representatives and Affiliates to hold, any nonpublic information of the Company and the Company Subsidiaries, including any information exchanged pursuant to this Section 6.3, in confidence to the extent required by and in accordance with, and will otherwise comply with, the terms of the Confidentiality Agreement.

        Section 6.4    Company Takeover Proposals.

          (a)   Except as permitted by Section 6.4(b), during the Interim Period the Company shall not, and the Company shall cause the Company Subsidiaries and its and their officers and directors or equivalents not to, and the Company shall direct its other Representatives not to, directly or indirectly through any Person, (i) solicit, initiate, knowingly facilitate or knowingly encourage any inquiries regarding, or the making of any proposal or offer that constitutes or would reasonably be expected to lead to, a Takeover Proposal ("Inquiry"), (ii) continue, enter into or participate in any discussions with any Person regarding any Takeover Proposal or furnish any non-public information in connection with, or knowingly facilitate in any way any effort in furtherance of any Takeover Proposal or Inquiry (other than to state that the Company is not permitted to have discussions) or (iii) approve or recommend a Takeover Proposal, or execute or enter into any Contract (including any letter of intent, term sheet, memorandum of understanding or similar document) with respect to a Takeover Proposal (other than an Acceptable Confidentiality Agreement in accordance with Section 6.4(b)).

          (b)   Notwithstanding Section 6.4(a), following the receipt by the Company of an unsolicited written Takeover Proposal, (i) the Company Board shall be permitted to participate in discussions regarding such Takeover Proposal to clarify the terms of such Takeover Proposal and (ii) if the Company Board determines in good faith after consultation with outside legal counsel and financial advisors that such Takeover Proposal constitutes or would reasonably be expected to lead to a Superior Proposal, then the Company may, in response to such Takeover Proposal, (x) furnish non-public information with respect to the Company and any of the Company Subsidiaries to the Person who has made such Takeover Proposal pursuant to an Acceptable Confidentiality Agreement, so long as any non-public information provided under this clause (x) has previously been provided to Parent or is provided to Parent as soon as practicable (and in any event within twenty-four (24) hours) after the time such non-public information is furnished to such Person, and (y) participate in discussions and negotiations regarding such Takeover Proposal.

          (c)   From and after the date of this Agreement, the Company, orally and in writing, shall promptly advise Parent of (i) the receipt of any Takeover Proposal, specifying the parties involved and the material terms and conditions thereof, and (ii) any modifications to the financial or other material terms and conditions of such Takeover Proposal, in each case, with a copy thereof if in writing, within twenty-four (24) hours after the Company's receipt thereof.

          (d)   Except as set forth in Section 6.4(e) and Section 6.4(f), the Company Board shall not (i) withdraw, qualify, modify or amend the Company Recommendation in any manner adverse to Parent, (ii) approve, endorse or recommend a Takeover Proposal or (iii) approve, recommend or allow the Company to enter into a Contract relating to a Takeover Proposal (other than an Acceptable Confidentiality Agreement) (any of the foregoing, an "Adverse Recommendation Change").

          (e)   Notwithstanding anything to the contrary in this Agreement, at any time before the date the Company Stockholder Approval is obtained, the Company Board may (i) make an Adverse Recommendation Change if (x) the Company Board has received a bona fide Takeover Proposal that the Company Board has concluded in good faith, following consultation with its outside legal counsel and financial advisors, constitutes a Superior Proposal, and (y) determines in good faith, following consultation with its outside legal counsel, that failure to take such action would reasonably be expected to be inconsistent with the directors' duties under applicable Law, and in such case the Company may terminate this Agreement pursuant to Section 8.1(c)(ii) and enter into a Contract with respect to such Superior Proposal; provided that the applicable Takeover Proposal was not the result of a violation of Section 6.4(a), or (ii) make an Adverse Recommendation Change as a result of an Intervening Event, if the Company Board determines in good faith, following consultation with its outside legal counsel, that failure to take such action would be inconsistent with the directors' duties under applicable Law.

          (f)    The Company Board shall not be entitled to effect an Adverse Recommendation Change pursuant to Section 6.4(e) or terminate this Agreement pursuant to Section 8.1(c)(ii) unless (i) the Company has provided a written notice (a "Notice of Superior Proposal/Intervening Event") to Parent that the Company intends to take such action, specifying in reasonable detail the reasons therefor and, (A) in the case of a Superior Proposal, describing the material terms and conditions of, and attaching to such notice the most recent draft of, the Superior Proposal that is the basis of such action, and (B) in the case of an Intervening Event, the material facts and circumstances (based on information reasonably available) related to such Intervening Event, (ii) during the three (3) Business Day period following Parent's receipt of the Notice of Superior Proposal/Intervening Event, the Company shall, and shall direct its Representatives to, negotiate with Parent in good faith (to the extent Parent desires to negotiate) to make such adjustments in the terms and conditions of this Agreement so that such action is no longer necessary, and (iii) following the end of the three (3) Business Day period, the Company Board shall have determined in good faith, after consultation with outside legal counsel, taking into account any changes to this Agreement proposed in writing by Parent in response to the Notice of Superior Proposal/Intervening Event or otherwise, that the failure to make an Adverse Recommendation Change pursuant to Section 6.4(e) or terminate this Agreement pursuant to Section 8.1(c)(ii) would still be inconsistent with the directors' duties under applicable Law, subject to the payment obligations set forth in Section 8.3; provided that any amendment to the financial terms or any other material amendment of such Takeover Proposal shall require a new Notice of Superior Proposal/Intervening Event and the Company shall be required to comply again with the requirements of this Section 6.4(f) (except that in the case of such an amendment, the references to three (3) Business Days in this Section 6.4(f) shall instead be two (2) Business Days).

          (g)   Nothing contained in this Agreement shall prohibit the Company from complying with Rules 14a-9, 14d-9, 14e-2 and Item 1012(a) of Regulation M-A promulgated under the Exchange Act, or from issuing a "stop, look and listen" statement pending disclosure of its position thereunder or making any required disclosure to the Company's stockholders if, in the good faith judgment of the Company Board, after consultation with its outside legal counsel, the failure to do so would reasonably be expected to be inconsistent with the directors' duties under applicable Law or such disclosure is otherwise required under applicable Law.

          (h)   For purposes of this Agreement:

              (i)  "Intervening Event" shall mean any material event, fact, circumstance, change, development or occurrence with respect to the Company and the Company Subsidiaries, taken as a whole, occurring, arising or that otherwise becomes known to the Company Board prior to obtaining the Company Stockholder Approval that was not known or reasonably foreseeable by the Company Board prior to the date hereof (or if known, the material consequences of which were not known or reasonably foreseeable by the Company Board prior to the date hereof); provided, that in no event shall any of the following constitute an Intervening Event: (1) the receipt, existence or terms of a Takeover Proposal, (2) changes in the market price or trading volume of the Company Common Stock or (3) the fact that the Company meets or exceeds internal or published projections, forecasts or revenue or earnings predictions for any period.

             (ii)  "Superior Proposal" means a Takeover Proposal (except that, for purposes of this definition, the references in the definition of "Takeover Proposal" to "twenty percent (20%)" shall be replaced by "fifty percent (50%)") which the Company Board determines, in consultation with its legal and financial advisors and taking into account all financial, legal, regulatory and any other aspects that the Company Board deems relevant, (i) is on terms and conditions more favorable, from a financial point of view, to the stockholders of the Company than those contemplated by this Agreement (including any adjustment to the terms and conditions thereof proposed in writing by Parent in response to any such Takeover Proposal) and (ii) if accepted, is reasonably likely to be consummated on the terms proposed.

            (iii)  "Takeover Proposal" means any bona fide proposal or offer relating to (i) a merger, consolidation, spin-off, share exchange (including a split-off) or business combination involving the Company or any Company Subsidiary representing 20% or more of the assets of the Company and the Company Subsidiaries, taken as a whole, (ii) a sale, exchange, transfer or other disposition, in a single transaction or series of related transactions, of 20% or more of the assets of the Company and the Company Subsidiaries, taken as a whole, (iii) a purchase or sale of shares of capital stock or other securities, in a single transaction or series of related transactions, representing 20% or more of the voting power of the capital stock of the Company, including by way of a tender offer or exchange offer or (iv) a reorganization, recapitalization, liquidation or dissolution of the Company.

        Section 6.5    Appropriate Action; Consents; Filings.

          (a)   Upon the terms and subject to the conditions set forth in this Agreement, each of the Company and the Parent Parties shall (or shall cause the Company Subsidiaries and the Parent Subsidiaries, respectively, to) use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable under applicable Law or pursuant to any contract or agreement to which it is a party to consummate and make effective, as promptly as practicable, the Merger and the other transactions contemplated by this Agreement, including (i) the taking of all actions necessary to cause the conditions to Closing set forth in Article VII to be satisfied, (ii) the obtaining of all necessary actions or nonactions, waivers, consents and approvals from Governmental Authorities or other Persons necessary in connection with the consummation of the Merger and the other transactions contemplated by this Agreement and the making of all necessary registrations and filings (including filings with Governmental Authorities, if any) and the taking of all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or proceeding by, any Governmental Authority or other Persons necessary in connection with the consummation of the Merger and the other transactions contemplated by this Agreement, (iii) the defending of any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the Merger or the other transactions contemplated by this Agreement, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed, the avoidance of each and every impediment under any antitrust, merger control, competition or trade regulation Law that may be asserted by any Governmental Authority with respect to the Merger so as to enable the Closing to occur as soon as reasonably possible, and (iv) the execution and delivery of any additional instruments necessary to consummate the Merger and the other transactions contemplated by this Agreement and to fully carry out the purposes of this Agreement.

          (b)   In connection with and without limiting the foregoing, each of the Parent Parties and the Company shall give (or shall cause the Parent Subsidiaries or the Company Subsidiaries, respectively, to give) any notices to Third Parties, and each of the Parent Parties and the Company shall use, and cause each of their respective Affiliates to use, its commercially reasonable efforts to obtain any third party consents not covered by Section 6.5(a) that are necessary, proper or advisable to consummate the Merger. Each of the parties hereto will furnish to the other such necessary information and commercially reasonable assistance as the other may request in connection with the preparation of any required governmental filings or submissions and will cooperate in responding to any inquiry from a Governmental Authority, including promptly informing the other party of such inquiry, consulting in advance before making any presentations or submissions to a Governmental Authority, and supplying each other with copies of all material correspondence, filings or communications between either party and any Governmental Authority with respect to this Agreement. To the extent reasonably practicable, the parties or their Representatives shall have the right to review in advance and each of the parties will consult the others on, all the information relating to the other and each of their Affiliates that appears in any filing made with, or written materials submitted to, any Governmental Authority in connection with the Merger and the other transactions contemplated by this Agreement, except that confidential competitively sensitive business information may be redacted from such exchanges. To the extent reasonably practicable, neither the Company nor the Parent Parties shall, nor shall they permit their respective Representatives to, participate independently in any meeting or engage in any substantive conversation with any Governmental Authority in respect of any filing, investigation or other inquiry without giving the other party prior notice of such meeting or conversation and, to the extent permitted by applicable Law, without giving the other party the opportunity to attend or participate (whether by telephone or in person) in any such meeting with such Governmental Authority. Notwithstanding the foregoing, obtaining any approval or consent from any third party pursuant to this Section 6.5(b) shall not be a condition to the obligations of the Parent Parties and Merger Sub to consummate the Merger.

          (c)   Notwithstanding anything to the contrary in this Agreement, in connection with obtaining any approval or consent from any Person (other than any Governmental Authority) with respect to the Merger, none of the Company, the Parent Parties, any of the Company Subsidiaries, any of the Parent Subsidiaries or any of the their respective Representatives, shall be obligated to pay or commit to pay to such Person whose approval or consent is being solicited any cash or other consideration, make any accommodation or commitment or incur any liability or other obligation to such Person. The parties shall cooperate with respect to accommodations that may be requested or appropriate to obtain such consents.

        Section 6.6    Notification of Certain Matters; Transaction Litigation.

          (a)   The Company shall give prompt notice to Parent, and the Parent Parties shall give prompt notice to the Company, of any notice or other communication received by such party from any Governmental Authority in connection with this Agreement, the Merger or the other transactions contemplated by this Agreement, or from any Person alleging that the consent of such Person is or may be required in connection with the Merger or the other transactions contemplated by this Agreement.

          (b)   The Company shall control the defense or settlement of any Action against the Company, any of the Company Subsidiaries or any of their respective directors or officers by any stockholder of the Company arising out of or relating to this Agreement or the transactions contemplated by this Agreement, including the Merger, and the disclosure of information in connection therewith shall be subject to the provisions of Section 6.3, including regarding attorney-client privilege or other applicable legal privilege. The Company shall not settle any litigation against the Company or its directors, executive officers or similar persons by any stockholder of the Company relating to this Agreement, the Merger, or the other transactions contemplated by this Agreement without the prior written consent of Parent (which shall not be unreasonably withheld, conditioned or delayed), except for settlements providing solely for (a) money damages and the payment of attorney's fees in an aggregate amount (together with all other settlements entered into pursuant to this Section 6.6(b)) not in excess of amounts equal to the dollar amount of the limits of the Company's insurance and/or (b) providing additional disclosure in the Proxy Statement that does not disparage the Parent Parties, Merger Sub, the Company, the Surviving Entity, any of their respective Affiliates or any of their respective businesses.

        Section 6.7    Public Announcements.     The Company, the Parent Parties and Merger Sub shall, to the extent reasonably practicable, consult with each other before issuing any press release or otherwise making any public statements or filings with respect to this Agreement or any of the transactions contemplated hereby, and none of the parties shall issue any such press release or make any such public filing prior to obtaining the other parties' consent (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that a party may, without obtaining the other parties' consent, issue such press release or make such public statement or filing to the extent required by Law, Order or the applicable rules of any stock exchange or the applicable provisions of any listing agreement of any party hereto. If for any reason it is not practicable to consult with the other party before making any public statement with respect to this Agreement or any of the transactions contemplated hereby, then the party making such statement shall not make a statement that is inconsistent with public statements or filings to which the other party had previously consented; provided, further, that such consultation and consent shall not be required with respect to any release, communication or announcement permitted by Section 6.4.

        Section 6.8    Directors' and Officers' Indemnification and Insurance.

          (a)   To the fullest extent permitted by Law, from and after the Effective Time, the Surviving Entity shall provide exculpation, indemnification and advancement of expenses for each Indemnitee, which is at least as favorable in scope and amount to such Indemnitee as the exculpation, indemnification and advancement of expenses provided to such Indemnitee by the Company and the Company Subsidiaries, as applicable, immediately prior to the Effective Time in the Company Charter and the Company Bylaws or each of the Company Subsidiaries' respective articles or certificates of incorporation or bylaws (or comparable organizational or governing documents), as in effect on the date of this Agreement; provided that such exculpation, indemnification and advancement of expenses covers actions and omissions at or prior to the Effective Time, including all transactions contemplated by this Agreement.

          (b)   Without limiting the provisions of Section 6.8(a) or any additional rights that any Indemnitee may have under any employment or indemnification agreement or under the Company Charter or the Company Bylaws, during the period commencing as of the Effective Time and ending on the sixth (6th) anniversary of the Effective Time, the Surviving Entity shall, to the fullest extent permitted by Law (and Parent shall take such corporate action as may be required to cause the Surviving Entity to): (i) indemnify, defend and hold harmless each Indemnitee against and from any costs or expenses (including attorneys' fees), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any Action, whether civil, criminal, administrative or investigative, to the extent such Action arises out of or pertains to (x) any action or omission or alleged action or omission in such Indemnitee's capacity as a director, officer, partner, member, manager, trustee or employee of the Company or any of the Company Subsidiaries or of any other corporation, partnership, limited partnership, limited liability company, trust, association, employee benefit plan or other enterprise for whom such person served in such capacity at the request of the Company or any Company Subsidiary, or (y) this Agreement or any of the transactions contemplated hereby, including the Merger; and (ii) promptly pay in advance of the final disposition of any such Action the expenses (including attorneys' fees and any expenses incurred in defending, serving as a witness with respect to or otherwise participating in any claim in advance of final disposition of such claim, including payment on behalf of or advancement to the Indemnitee of any expenses incurred by the Indemnitee in connection with enforcing any rights with respect to such indemnification and/or advancement, in each case without the requirement of posting a bond or other security) of any Indemnitee subject to the receipt of an undertaking by or on behalf of such Indemnitee to repay such amount if it shall ultimately be determined that such Indemnitee is not entitled to be indemnified, including a good faith affirmation by such Indemnitee of such Indemnitee's compliance with the standard of conduct required in the Company Charter and the Company Bylaws or the applicable Company Subsidiary's articles or certificates of incorporation or bylaws (or comparable organizational or governing documents), as in effect on the date of this Agreement; provided, that (i) the Surviving Entity shall have the right to defend such action and to designate counsel to defend such action and, after assuming such defense, notwithstanding anything contained in Section 6.8(a) or Section 6.8(b), as the case may be, to the contrary, the Surviving Entity shall not be liable to the Indemnitee for any fees, expenses or costs in connection with such claim; provided, however, that in the event that the Indemnitee's counsel determines that there is a conflict of interest between the Surviving Entity's position and the Indemnitee's position then the Indemnitee shall have the right to designate one counsel of their own at the Surviving Entity's expense, provided, that the Surviving Entity shall not be obligated to pay the fees and expenses of more than one counsel (selected by a plurality of the applicable Indemnitees) for all Indemnitees in any jurisdiction with respect to any single claim; and (ii) the Surviving Entity shall not be liable for any amounts paid in settlement effected without its prior written consent (which consent shall not be unreasonably conditioned, withheld or delayed). The indemnification and advancement obligations of the Surviving Entity pursuant to this Section 6.8 shall extend to acts or omissions occurring at or before the Effective Time and any claim relating thereto. Notwithstanding anything to the contrary set forth in this Agreement, neither Parent nor the Surviving Entity shall have any obligation hereunder to any Indemnitee to the extent that a court of competent jurisdiction shall determine in a final and non-appealable order that such indemnification is prohibited by applicable Law, in which case the Indemnitee shall promptly refund to the Surviving Entity the amount of all such expenses theretofore advanced pursuant hereto.

          (c)   Prior to the Effective Time, the Company shall or, if the Company is unable to, Parent shall cause the Surviving Entity as of the Effective Time to, obtain and fully pay the premium for the non-cancellable extension of the coverage afforded by the Company's existing directors' and officers' liability insurance policies and the Company's existing fiduciary liability insurance policies (collectively, the "D&O Insurance"), in each case, for a claims reporting or discovery period of at least six (6) years from and after the Effective Time with respect to any claim related to any period of time at or prior to the Effective Time from one or more insurance carriers with the same or better credit rating as the Company's current insurance carrier with respect to D&O

  Insurance with terms, conditions and retentions that are no less favorable in the aggregate than the coverage provided under the Company's existing policies and with limits of liability that are no lower than the limits on the Company's existing policies. If the Company or the Surviving Entity for any reason fails to obtain such "tail" insurance policies as of the Effective Time, either: (i) the Surviving Entity shall continue to maintain in effect, for a period of at least six (6) years from and after the Effective Time, the D&O Insurance in place as of the date hereof with the Company's current insurance carrier or with an insurance carrier with the same or better credit rating as the Company's current insurance carrier with respect to D&O Insurance with terms, conditions, retentions and limits of liability that are no less favorable in the aggregate than the coverage provided under the Company's existing policies as of the date hereof, or (ii) Parent shall provide, or shall cause the Surviving Entity to provide, for a period of not less than six (6) years after the Effective Time, the Indemnitees who are insured under the Company's D&O Insurance with comparable D&O Insurance that provides coverage for events occurring at or prior to the Effective Time from an insurance carrier with the same or better credit rating as the Company's current insurance carrier, that is no less favorable in the aggregate than the existing policy of the Company or, if substantially equivalent insurance coverage is unavailable, the best available coverage; provided, however, that Parent and the Surviving Entity shall not be required to pay an annual premium for the D&O Insurance in excess of 250% of the annual premium currently paid by the Company for such insurance; and provided, further, that if the annual premiums of such insurance coverage exceed such amount, Parent or the Surviving Entity shall be obligated to obtain a policy with the greatest coverage available, with respect to matters occurring prior to the Effective Time, for a cost not exceeding such amount.

          (d)   The Indemnitees to whom this Section 6.8 applies are intended to be third-party beneficiaries of this Section 6.8. The provisions of this Section 6.8 are intended to be for the benefit of each Indemnitee and his or her successors, heirs, executors, trustees, fiduciaries, administrators or representatives. Parent shall pay all reasonable expenses, including attorneys' fees, that may be incurred by any Indemnitee in successfully enforcing the indemnity and other obligations provided in this Section 6.8.

          (e)   The rights of each Indemnitee under this Section 6.8 shall be in addition to, and shall not be deemed to be exclusive of, any rights such Person or any employee of the Company or any Company Subsidiary may have under the Company Charter, the Company Bylaws or the certificate of incorporation or bylaws (or equivalent organizational or governing documents) of any of the Company Subsidiaries, or the Surviving Entity or any of its subsidiaries, or under any applicable Law or under any agreement of any Indemnitee or any employee with the Company or any of the Company Subsidiaries. Nothing in this Agreement is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company or its officers, directors and employees, it being understood and agreed that the indemnification provided for in this Section 6.8 is not prior to, or in substitution for, any such claims under any such policies.

          (f)    Notwithstanding anything contained in Section 9.1 or Section 9.7 to the contrary, this Section 6.8 shall survive the consummation of the Merger indefinitely and shall be binding, jointly and severally, on all successors and assigns of Parent, the Surviving Entity and its subsidiaries, and shall be enforceable by the Indemnitees and their successors, heirs or representatives. In the event that Parent or the Surviving Entity or any of its successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger, or transfers or conveys all or a majority of its properties and assets to any Person, then, and in each such case, proper provision shall be made so that the successors and assigns of Parent or the Surviving Entity, as applicable, shall succeed to the obligations set forth in this Section 6.8. The parties acknowledge and agree that Parent guarantees the payment and performance of the Surviving Entity's obligations pursuant to this Section 6.8.

        Section 6.9    Employee Benefit Matters.

          (a)   For a period of one year following the Effective Time, Parent shall provide, or shall cause to be provided, to employees of the Company and the Company Subsidiaries who are employed by the Company or the Company Subsidiaries immediately prior to the Effective Time who continue in the employ of Parent, the Surviving Entity or any of their respective affiliates on or after the Effective Time ("Continuing Employees") compensation and employee benefits that are, in the aggregate, substantially comparable to those provided to the Continuing Employees immediately before the Effective Time.

          (b)   For purposes of vesting, eligibility to participate and for calculating severance and vacation entitlements under the employee benefit plans of Parent and the Surviving Entity (each, a "New Plan"), each Continuing Employee shall be credited with his or her years of service with the Company and the Company Subsidiaries and their respective predecessors before the Effective Time, to the same extent as such Continuing Employee was entitled, before the Effective Time, to credit for such service under any similar Company Benefit Plan in which such Continuing Employee participated or was eligible to participate immediately prior to the Effective Time; provided, that the foregoing shall not apply (i) with respect to accruals under a defined benefit pension plan, (ii) to the extent that its application would result in a duplication of benefits, or (iii) with respect to any newly established New Plan for which prior service is not taken into account for employees of Parent or any of its affiliates. In addition and without limiting the generality of the foregoing, for purposes of each New Plan providing medical, dental, pharmaceutical and/or vision benefits to any Continuing Employee, Parent shall make all commercially reasonable efforts to cause all pre-existing condition exclusions and actively-at-work requirements of such New Plan to be waived for such employee and his or her covered dependents, unless such conditions would not have been waived under the comparable Company Benefit Plan in which such Continuing Employee participated immediately prior to the Effective Time (such plans, collectively, the "Old Plans"), and Parent shall make all commercially reasonable efforts to cause any eligible expenses incurred by such employee and his or her covered dependents during the portion of the plan year of the Old Plans ending on the date such employee's participation in the corresponding New Plan begins to be taken into account under such New Plan for purposes of satisfying all deductible, coinsurance and maximum out-of-pocket requirements applicable to such employee and his or her covered dependents for the applicable plan year as if such amounts had been paid in accordance with such New Plan.

          (c)   Nothing in this Agreement shall confer upon any Company Employee, Continuing Employee or other Person any right to continue in the employ or service of the Company, the Surviving Entity, Parent or any of their respective affiliates. No provision of this Agreement: (i) shall limit the ability of the Company or any of its affiliates (including, following the Effective Time, the Surviving Entity and its affiliates) to amend, modify or terminate in accordance with its terms any benefit or compensation plan, program, agreement, contract, policy or arrangement at any time assumed, established, sponsored or maintained by any of them, (ii) shall be deemed or construed to amend, establish, or modify any benefit or compensation plan, program, agreement, contract, policy or arrangement, or (iii) create any third party beneficiary rights or obligations in any person (including any current or former service provider or employee of the Company or any Company Subsidiaries (or any beneficiaries or dependents thereof)) or any right to employment or continued employment or to a particular term or condition of employment with the Company or any of its affiliates (including, following the Effective Time, the Surviving Entity and its affiliates).

        Section 6.10    Merger Sub.     The Parent Parties and Merger Sub shall take all actions necessary to (a) cause Merger Sub to perform its obligations under this Agreement and to consummate the Merger on the terms and conditions set forth in this Agreement, and (b) ensure that, prior to the Effective

Time, Merger Sub shall not conduct any business or make any investments or incur or guarantee any indebtedness other than as specifically contemplated by this Agreement.

        Section 6.11    Voting of Shares.     The Parent Parties shall vote all shares of Company Common Stock beneficially owned by them or any of the Parent Subsidiaries as of the record date for the Company Stockholder Meeting, if any, in favor of approval of the Merger.

        Section 6.12    Financing.

          (a)   Subject to the terms of this Agreement, Parent shall use its best efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate the Debt Financing and obtain the proceeds of the Debt Financing on the Closing Date on the terms and conditions described in the Commitment Letters, including using best efforts to (i) maintain in effect and enforce the Commitment Letters until the expiration thereof in accordance with their terms, (ii) negotiate, execute and deliver definitive agreements with respect to the Debt Financing (the "Definitive Financing Agreements") consistent with the terms and conditions contained therein (including, as necessary, any "flex" provisions), and (iii) satisfy (or, if deemed advisable by Parent, obtain the waiver of) on a timely basis all conditions in the Commitment Letters and the Definitive Financing Agreements and comply with its obligations thereunder. Parent shall, upon request, keep the Company informed in reasonable detail of the then current status of its efforts to arrange the Debt Financing or any Alternative Financing.

          (b)   If, notwithstanding the use of best efforts by Parent to satisfy its obligations under this Section 6.12, the Commitment Letters (or any Definitive Financing Agreements relating to the Debt Financing) expire or are terminated prior to the Closing, in whole or in part, for any reason, including as a result of a breach or repudiation or if any portion of the Debt Financing otherwise becomes unavailable, regardless of the reason therefor (other than a breach by the Company of this Agreement which prevents or renders impracticable the consummation of the Debt Financing) Parent will (i) use its best efforts to obtain alternative debt or equity financing (the "Alternative Financing") in an amount sufficient, when taken together with available Liquid Assets and any then-available Debt Financing pursuant to any then-existing Commitment Letters, to consummate the Merger and to pay related fees and expenses earned, due and payable by Parent as of the Closing Date and which do not include any incremental conditionality to the consummation of such Alternative Financing that are more onerous to Parent or to the Company (in the aggregate) than the conditions set forth in the Commitment Letters in effect as of the date hereof, and (ii) promptly notify the Company of such unavailability and the reason therefor.

          (c)   Parent shall promptly notify the Company in writing (i) if Parent has actual knowledge of any material breach or default (or any event or circumstance that, with or without notice, lapse of time or both, would reasonably be expected to give rise to any material breach or default) by any party to any Commitment Letter, (ii) of the receipt by Parent or Merger Sub of any written notice or other written communication from a Lender with respect to any actual breach, default, termination or repudiation by any party to any of the Commitment Letters or (iii) if, for any reason, Parent no longer believes in good faith that it will be able to obtain the Debt Financing contemplated by the Commitment Letters on the terms described therein in an amount sufficient, when taken together with available Liquid Assets and any then-available Debt Financing pursuant to any then-existing Commitment Letters, to consummate the Merger and to pay any related fees and expenses incurred by the Parent Parties, Merger Sub and, to the extent responsible therefor hereunder, the Company, and any repayment or refinancing of any Indebtedness of the Company or any Company Subsidiaries that Parent elects to so repay or refinance as of the Closing Date. Parent and Merger Sub shall not consent to (1) any amendment or modification to, or any waiver of any provision under, any Commitment Letter if such amendment, modification or waiver imposes new or additional conditions, or otherwise expands any of the conditions, to the receipt of the Debt Financing, extends the timing of the funding of the commitments thereunder to a date after the Closing Date, shortens the term of the commitments under the applicable Commitment Letter to a date earlier than the date set forth therein as of the date hereof or reduces the aggregate cash amount of the funding commitments thereunder which would be reasonably likely to result in a breach of Section 5.8 hereunder, (2) any other amendment, modification to, or any waiver of any provision under, any Commitment Letter that would reasonably be expected to materially adversely affect the ability of Parent and Merger Sub to consummate the transactions contemplated by this Agreement on the Closing Date, or (3) early termination of the Commitment Letters (unless substantially concurrently entering into commitments for an Alternative Financing). Parent shall furnish to the Company a copy of any amendment, modification, waiver or consent of or relating to the Debt Financing promptly upon execution thereof.

          (d)   Each of the Parent Parties and Merger Sub expressly acknowledges and agrees that its obligation to consummate the transactions contemplated by this Agreement is not subject to any condition or contingency with respect to any financing or funding by any third party.

        Section 6.13    Cooperation Regarding Existing Loan Documents and Company Material Leases.

          (a)   Upon Parent's reasonable request, the Company shall reasonably cooperate with Parent in delivering to each of its and the Company Subsidiaries' lenders under the Existing Loan Documents (and any other party whose consent is required under the Existing Loan Documents) (the "Existing Lenders") a notice(s) prepared by Parent, in form and substance reasonably approved by the Company, regarding (i) the assumption, prepayment or defeasance of the indebtedness thereunder, as applicable, including in connection therewith, to the extent required and as reasonably requested by Parent, causing its counsel to issue a reasonable and customary opinion, and (ii) any modifications of the Existing Loan Documents that Parent may reasonably request after the date hereof.

          (b)   Upon Parent's reasonable request, the Company shall reasonably cooperate with Parent in delivering tenant estoppel certificates prepared by Parent, in form and substance reasonably approved by the Company, to any tenant that is a party to a Company Material Lease.

          (c)   Parent shall pay all fees and expenses payable in connection with the matters contemplated by this Section 6.13, including premiums for any endorsements to or re-date of the title insurance policy previously issued to the Existing Lenders, servicing fees, rating agency fees, assignment and assumption fees, attorneys' fees and disbursements and processing fees required to be paid to the Existing Lenders and other third parties.

          (d)   Each of the Parent Parties and Merger Sub expressly acknowledges and agrees that its obligations to consummate the transactions contemplated by this Agreement is not subject to any condition or contingency with respect to the receipt of any tenant estoppel certificate or the consent of any Existing Lender or the modification of any of the Existing Loan Documents.

        Section 6.14    Taxes.

          (a)    REIT Matters.    During the Interim Period, the Company agrees to cooperate with Parent regarding all reasonable requests Parent may have with respect to maintaining the status of the Company as a REIT for the Company's taxable year that includes the Effective Time.

          (b)    Mitigation of Taxes.    Parent and the Company shall, upon written request, use their commercially reasonable efforts to obtain any certificate or other document from any Governmental Authority or any other Person as reasonably may be necessary to mitigate, reduce or eliminate any real property transfer or gains, sales, use, transfer, value added, stock transfer or stamp taxes, any transfer, recording, registration and other fees and any similar taxes that become payable in connection with the transactions contemplated in this Agreement.

          (c)    Tax Returns.    During the Interim Period, the Company shall prepare or cause to be prepared and file or cause to be filed all Tax Returns required to be filed by the Company and each Company Subsidiary on or prior to the Closing Date, taking into account all applicable extensions of time to file such Tax Returns ("Pre-Closing Returns"). All such Pre-Closing Returns shall be prepared in a manner consistent with the historic Tax accounting practices of the Company and the Company Subsidiaries, as applicable (except as may be required under applicable Tax Law). The Company and the Company Subsidiaries, as applicable, shall pay all Taxes shown as due on such Pre-Closing Returns. The Company shall provide to Parent copies of any Pre-Closing Returns relating to income Taxes of the Company and the Company Subsidiaries ("Pre-Closing Income Tax Returns") at least ten (10) days prior to the due date of such a Pre-Closing Income Tax Return (including applicable extensions) for review by Parent, and Parent shall provide any comments it may have with respect to a Pre-Closing Income Tax Return at least five (5) days prior to the due date of such Pre-Closing Income Tax Return (including applicable extensions). The Company shall accept any and all reasonable comments of Parent with respect to such Pre-Closing Income Tax Returns, but only to the extent that such comments are necessary to cause such Pre-Closing Income Tax Returns to be prepared in compliance with applicable Tax Law, in a manner consistent with the historic Tax accounting practices applicable to the preparation of such Pre-Closing Income Tax Returns, or, if there are no such historic Tax accounting practices, in a manner that does not have the effect of distorting the reporting of income or the claiming of expenses or losses in the applicable tax period to which the Pre-Closing Income Tax Return relates.

          (d)    REIT Opinion.    The Company shall use commercially reasonable efforts to obtain the tax opinion described in Section 7.2(d) dated as of the Closing Date.

        Section 6.15    Section 16 Matters.     The Company shall take all such steps as may be required to cause to be exempt under Rule 16b-3 promulgated under the Exchange Act any dispositions of Company Common Stock (including derivative securities related to such stock) that are treated as dispositions under such rule and result from the Merger and the other transactions contemplated by this Agreement by each individual who is subject to the reporting requirements of Section 16(a) of the Exchange Act with respect to the Company immediately prior to the Effective Time.

        Section 6.16    Maintenance of Net Worth and Liquid Assets.

          (a)   At all times during the Interim Period, (i) the Parent Parties shall maintain an aggregate Net Worth and Liquid Assets of at least the amounts set forth on Section 5.11 of the Parent Disclosure Letter (the "Minimum Net Worth and Liquid Assets"), and (ii) Parent shall promptly notify the Company in writing upon becoming aware that the aggregate Net Worth and/or Liquid Assets of the Parent Parties is reduced or would reasonably expected to be reduced to an amount below the Minimum Net Worth and Liquid Assets.

          (b)   Parent and Fund VIIIA may, upon prior written notice to the Company, assign or delegate a portion their respective rights, interests and obligations hereunder to the New Guarantor prior to the Closing pursuant to a written instrument reasonably satisfactory to the Company pursuant to which the New Guarantor agrees to be bound by the terms of this Agreement as a "Parent Party" hereunder in accordance with this Section 6.16(b) and Section 9.5, which written instrument (or separate disclosure letter) states the Net Worth and Liquid Assets of the New Guarantor and the aggregate Net Worth and Liquid Assets of all of the Parent Parties, and, in connection therewith, reduce their respective Net Worth and Liquid Assets on a dollar-for-dollar basis by the amount of the Net Worth and Liquid Assets of the New Guarantor, and, upon such assignment or delegation, such New Guarantor shall become a party to this Agreement and be deemed to be a Parent Party for all purposes hereunder. Prior to any such assignment or delegation, the Parent Party that proposes to assign or delegate any of its rights, interests or obligations hereunder shall deliver to the Company written notice of the proposed assignment or delegation, which written notice shall be accompanied by the most recent quarterly unaudited consolidated balance sheet for the latest quarterly period and related unaudited consolidated statements of comprehensive income and changes in partners' capital for the period then ended of such New Guarantor, including a then current calculation of the Net Worth and Liquid Assets of such New Guarantor, as well as a then current calculation of the aggregate Net Worth and Liquid Assets of Parent and Fund VIIIA after giving effect to any reduction of Net Worth and Liquid Assets expressly permitted by this Section 6.16(b), all of which shall be certified by Parent's chief financial or similar officer to be true, complete and correct. The Company shall have the right to object to and prevent any such assignment or delegation if such assignment or delegation either (i) would reasonably be expected to delay the Closing in the manner described in Section 9.5 or beyond the date that is ten (10) days prior to the Outside Date, or (ii) does not comply in all respects with the terms of this Section 6.16(b) and Section 9.5, by written notice of such objection including the reasons therefor delivered to Parent within five (5) Business Days following the receipt of the written notice of such proposed assignment or delegation, and such assignment or delegation shall not be permitted hereunder until any such objection is resolved to the reasonable satisfaction of the Company. If the Company objects to any such assignment or delegation in accordance with the immediately preceding sentence, the Company and Parent shall attempt to resolve such objection in good faith with a view towards maintaining the intent and purposes of this Section 6.16.

          (c)   At all times between the date of this Agreement and the earlier to occur of the Effective Time and the date, if any, on which this Agreement is terminated pursuant to Section 8.1 or, if this Agreement is terminated pursuant to Section 8.1(c)(iii), such time that the Parent Termination Fee is actually paid to the Company pursuant to Section 8.3(b), Parent shall maintain Liquid Assets of at least $125,000,000.

          (d)   During the Interim Period, neither the Parent Parties nor any of the Parent Subsidiaries shall take or agree to take any action (including entering into agreements with respect to any equity investments, joint ventures, acquisitions, mergers, consolidations or business combinations) which would reasonably be expected to (i) reduce the Net Worth or Liquid Assets of the Parent Parties below the amounts set forth on Section 5.11 of the Parent Disclosure Letter, or (ii) otherwise materially delay or materially and adversely affect the Parent Parties' ability to pay the Merger Consideration or consummate the Merger and the Debt Financing.

          (e)   During the Interim Period, within forty five (45) days after the end of each fiscal quarter, Parent shall furnish to the Company a quarterly unaudited consolidated balance sheet for the latest quarterly period and related unaudited consolidated statements of comprehensive income and changes in partners' capital for the period then ended, including a then current calculation of the Net Worth and Liquid Assets of the Parent Parties, certified by Parent's chief financial or similar officer to be true, complete and correct.

ARTICLE VII

CONDITIONS

        Section 7.1    Conditions to the Obligations of Each Party.     The respective obligations of each party to effect the Merger and to consummate the other transactions contemplated by this Agreement shall be subject to the satisfaction or (to the extent permitted by Law) waiver by each of the parties, at or prior to the Effective Time, of the following conditions:

          (a)    Stockholder Approvals.    The Company Stockholder Approval shall have been obtained.

          (b)    No Restraints.    No Law or other legal restraint or prohibition entered, enacted, promulgated, enforced or issued by any Governmental Authority of competent jurisdiction shall be in effect which prohibits, makes illegal or enjoins the consummation of the Merger.

        Section 7.2    Conditions to the Obligations of Parent and Merger Sub.     The respective obligations of Parent and Merger Sub to effect the Merger and to consummate the other transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by Parent, at or prior to the Effective Time, of the following additional conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties set forth in (A) Sections 4.1(a) and 4.1(b) (Organization and Qualification; Subsidiaries), in each case, only as such Sections relate to the Company and the Significant Company Subsidiaries, (B) the first three sentences of Section 4.3(a), (C) Sections 4.3(b) and 4.3(c) (Capital Structure), in each case, only as such Sections relate to the Company and the Significant Company Subsidiaries, (D) Section 4.4 (Authority), and (E) Section 4.19 (Opinion of Financial Advisors) shall be true and correct in all material respects as of the Effective Time and (ii) the other representations and warranties of the Company contained in this Agreement shall be true and correct as of the Effective Time, except (x) in each case, representations and warranties that are made as of a specific date shall be true and correct only on and as of such date, and (y) in the case of clause (ii) where the failure of such representations or warranties to be true and correct (without giving effect to any materiality or "Company Material Adverse Effect" qualifications set forth therein) has not had, and would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect.

          (b)    Agreements and Covenants.    The Company shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing Date.

          (c)    Officer's Certificate.    The Company shall have delivered to Parent a certificate, dated the date of the Closing and signed by its chief executive officer or another senior officer on behalf of the Company, certifying to the effect that the conditions set forth in Section 7.2(a) and Section 7.2(b) have been satisfied.

          (d)    REIT Opinion.    Parent shall have received a written opinion of Proskauer Rose LLP, dated as of the Closing Date and in form and substance as set forth in Exhibit A and reasonably satisfactory to Parent (the "REIT Opinion"), to the effect that, commencing with the Company's taxable year that ended on December 31, 1995, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code and its actual method of operation has enabled the Company to meet, through the Effective Time, the requirements for qualification and taxation as a REIT under the Code, which opinion will be subject to customary exceptions, assumptions and qualifications and based on customary representations contained in officer's certificates executed by the Company.

          (e)    Absence of Material Adverse Effect.    From the date of this Agreement through the Closing Date, there shall not have occurred a Company Material Adverse Effect.

        Section 7.3    Conditions to the Obligations of the Company.     The obligations of the Company to effect the Merger and to consummate the other transactions contemplated by this Agreement are subject to the satisfaction or (to the extent permitted by Law) waiver by the Company, at or prior to the Effective Time, of the following additional conditions:

          (a)    Representations and Warranties.    (i) The representations and warranties set forth in Section 5.1 (Organization and Qualification; Subsidiaries) and Section 5.2 (Authority) shall be true and correct in all material respects as of the Effective Time and (ii) the other representations and warranties of the Parent Parties and Merger Sub contained in this Agreement shall be true and correct as of the Effective Time, except (x) in each case, representations and warranties that are made as of a specific date shall be true and correct only on and as of such date, and (y) in the case of clause (ii) where the failure of such representations or warranties to be true and correct (without giving effect to any materiality or "Parent Material Adverse Effect" qualifications set forth therein) does not have, and would not reasonably be expected to have, individually or in the aggregate, a Parent Material Adverse Effect.

          (b)    Agreements and Covenants.    The Parent Parties and Merger Sub shall have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them on or prior to the Closing Date.

          (c)    Officer's Certificate.    Parent shall have delivered to the Company a certificate, dated the date of the Closing and signed by its chief executive officer or another senior officer on behalf of Parent, certifying to the effect that (i) the conditions set forth in Section 7.3(a) and Section 7.3(b) have been satisfied, and (ii) Parent has or will have available all amounts necessary to consummate the Preferred Stock Redemption in accordance with Section 3.3.

ARTICLE VIII

TERMINATION, AMENDMENT AND WAIVER

        Section 8.1    Termination.     This Agreement may be terminated at any time prior to the Effective Time, whether before or after receipt of the Company Stockholder Approval (except as otherwise expressly noted), as follows:

          (a)   by mutual written agreement of each of Parent and the Company; or

          (b)   by either Parent or the Company, if:

              (i)  the Effective Time shall not have occurred on or before June 30, 2016 (as the same may be extended pursuant to Section 2.2, the "Outside Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b)(i) shall not be available to any party if the failure of such party (and in the case of Parent, including the failure of any other Parent Party or Merger Sub) to perform any of its obligations under this Agreement has been a principal cause of, or resulted in, the failure of the Merger to be consummated on or before such date; or

             (ii)  any Governmental Authority of competent jurisdiction shall have issued an Order permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such Order or other action shall have become final and non-appealable; provided, however, that the right to terminate this Agreement under this Section 8.1(b)(ii) shall not be available to a party if the issuance of such final, non-appealable Order was primarily due to the failure of such party (and in the case of Parent, including the failure of any other Parent Party or Merger Sub) to perform any of its obligations under this Agreement; and provided, further, that the party seeking to terminate this Agreement pursuant to this Section 8.1(b)(ii) shall have used its commercially reasonable efforts to remove such Order to the extent within such party's control; or

            (iii)  the Company Stockholder Approval shall not have been obtained at a duly held Company Stockholder Meeting (including any adjournment or postponement thereof) at which this Agreement and the transactions contemplated hereby have been voted upon; or

          (c)   by the Company;

              (i)  if the Parent Parties or Merger Sub shall have breached or failed to perform any of their representations, warranties, covenants or other agreements set forth in this Agreement, which breach or failure to perform (x) would result in a failure of a condition set forth in Section 7.3(a) or Section 7.3(b) and (y) cannot be cured on or before the Outside Date or, if curable, is not cured by the Parent Parties within twenty (20) Business Days of receipt by Parent of written notice of such breach or failure; provided that the Company shall not have the right to terminate this Agreement pursuant to this Section 8.1(c)(i) if the Company is then in breach of any of its representations, warranties, covenants or agreements set forth in this Agreement such that the conditions set forth in either Section 7.2(a) or Section 7.2(b) would not be satisfied; or

             (ii)  pursuant to and in accordance with the terms and conditions of Section 6.4(e); or

            (iii)  if (w) all of the conditions to the Closing set forth in Article VII have been satisfied or (to the extent permitted by Law) waived (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at such time), (x) Parent or Merger Sub fails to complete the Closing on the date the Closing should have occurred pursuant to Section 2.2, (y) the Company shall have delivered a written notice to Parent certifying that all conditions set forth in Article VII have been satisfied (or would be satisfied if the Closing were to occur on the date of such notice) or waived and the Company stands ready, willing and able to effect the Merger at such time and (z) Parent or Merger Sub fails to effect the Merger by the second (2nd) Business Day after the delivery of such notification described in clause (y); or

            (iv)  if the Parent Parties shall have breached or failed to perform any of their representations, warranties, covenants or other agreements set forth in Section 5.11 or 6.16(a) , which breach or failure to perform cannot be cured on or before the Outside Date or, if curable, is not cured by the Parent Parties within ten (10) Business Days of receipt by Parent of written notice of such breach or failure.

          (d)   by Parent, if:

              (i)  the Company shall have breached or failed to perform any of its representations, warranties, covenants or other agreements set forth in this Agreement or fails to deliver to Parent the REIT Opinion pursuant to Section 7.2(d), which breach or failure to perform (x) would result in a failure of a condition set forth in Section 7.2(a) or Section 7.2(b) and (y) cannot be cured on or before the Outside Date or, if curable, is not cured by the Company within twenty (20) Business Days of receipt by the Company of written notice of such breach or failure; provided that Parent shall not have the right to terminate this Agreement pursuant to this Section 8.1(d)(i) if the Parent Parties or Merger Sub are then in breach of any of their respective representations, warranties, covenants or agreements set forth in this Agreement such that the conditions set forth in either Section 7.3(a) or Section 7.3(b) would not be satisfied; or

             (ii)  prior to receipt of the Company Stockholder Approval, if the Company Board makes an Adverse Recommendation Change; provided that Parent's right to terminate this Agreement pursuant to this Section 8.1(d)(ii) shall expire at 5:00 p.m. (New York City time) on the tenth (10th) Business Day following the date on which Parent receives notice of the event permitting such termination.

        Section 8.2    Effect of Termination.     In the event that this Agreement is terminated and the Merger and the other transactions contemplated by this Agreement are abandoned pursuant to Section 8.1, written notice thereof shall be given to the other party or parties, specifying the provisions hereof pursuant to which such termination is made and describing the basis therefor in reasonable detail, and this Agreement shall forthwith become null and void and of no further force or effect whatsoever without liability on the part of any party hereto (or any of the Company Subsidiaries, Parent Subsidiaries, Lenders or any of the Company's or the Parent Parties' respective Representatives), and all rights and obligations of any party hereto shall cease; provided, however, that, notwithstanding anything in the foregoing to the contrary (a) no such termination shall relieve any party hereto of any liability or damages resulting from or arising out of any willful or intentional material breach of this Agreement; and (b) the Confidentiality Agreement, this Section 8.2, Section 8.3, Section 8.4, Section 8.7, Article IX and the definitions of all defined terms appearing in such sections shall survive any termination of this Agreement pursuant to Section 8.1. For avoidance of doubt, and without limiting the foregoing, any failure of the Company or Parent to effect the Merger and, in the case of Parent, to pay all amounts required to be paid by Parent at the Closing under Article II, in either case, as applicable, following the satisfaction or (to the extent permitted by Law) express waiver of the conditions to the Closing set forth in Article VII (other than those conditions that by their terms are to be satisfied at the Closing, each of which is capable of being satisfied at such time) shall be a willful and intentional material breach of this Agreement by the Company or Parent, as applicable. If this Agreement is terminated as provided herein, all filings, applications and other submissions made pursuant to this Agreement, to the extent practicable, shall be withdrawn from the Governmental Authority or other Person to which they were made.

        Section 8.3    Termination Fees.

          (a)    Company Termination Fee and Expense Reimbursement.    If, but only if, this Agreement is terminated:

              (i)  by either the Company or Parent pursuant to Section 8.1(b)(iii) or by Parent pursuant to Section 8.1(d)(i) and, in either case, the Company (x) receives or has received a Takeover Proposal after the date of this Agreement, which proposal has been publicly announced and not subsequently withdrawn (a "Qualifying Proposal") and (y) within twelve (12) months of the termination of this Agreement, consummates a transaction regarding, or executes a definitive agreement which is later consummated with respect to, such Qualifying Proposal, then the Company shall pay, or cause to be paid, to Parent a fee equal to $30,000,000 (the "Company Termination Fee") by wire transfer of same day funds to an account designated by Parent, not later than two (2) Business Days following the consummation of such transaction arising from such Qualifying Proposal; provided, however, that for purposes of this Section 8.3(a)(i), the references to "twenty percent (20%)" in the definition of Takeover Proposal shall be deemed to be references to "fifty percent (50%)"; or

             (ii)  (A) by the Company pursuant to Section 8.1(c)(ii) or (B) Parent pursuant to Section 8.1(d)(ii), as applicable, then the Company shall pay, or cause to be paid, to Parent the Company Termination Fee by wire transfer of same day funds to an account designated by Parent, within two (2) Business Days of such termination; and/or

            (iii)  (A) by either the Company or Parent pursuant to Section 8.1(b)(iii), (B) by the Company pursuant to Section 8.1(c)(ii), (C) by Parent pursuant to Section 8.1(d)(ii), or (D) by Parent pursuant to Section 8.1(d)(i) in circumstances where the Company Termination Fee is payable pursuant to Section 8.3(a)(i) or because the Company fails to deliver to Parent the REIT Opinion pursuant to Section 7.2(d), then the Company shall reimburse Parent for its actual reasonable out-of-pocket Expenses up to a maximum amount of $5,000,000 by wire transfer of same day funds to an account designated by Parent within thirty (30) days after receipt by the Company of written notice of demand for payment and a documented itemization setting forth in reasonable detail all such Expenses of Parent (the "Expense Reimbursement"). For the avoidance of doubt, in the event the Company Termination Fee is payable pursuant to Section 8.3(a)(i) or 8.3(a)(ii) above, then, subject to Section 8.3(c)(ii) , in either case the Company shall reimburse Parent for its actual reasonable out-of-pocket Expenses in accordance with this Section 8.3(a)(iii).

          (b)    Parent Termination Fee Option.    If, but only if, this Agreement is terminable by the Company pursuant to Section 8.1(c)(iii) or 8.1(c)(iv), then the Company may elect, at its option in its sole and absolute discretion, either of the following: (i) to terminate this Agreement in accordance with Section 8.1(c)(iii), and upon such termination, Parent shall pay to the Company an aggregate amount equal to $100,000,000 (the "Parent Termination Fee") by wire transfer of same day funds to an account designated by the Company, within two (2) Business Days of such termination; or (ii) sue for specific performance of the Parent Parties' and Merger Sub's obligations under this Agreement, it being understood that the Company shall have the right of injunctive relief under Section 9.8 to enforce the Parent Parties' and Merger Sub's obligations hereunder.

          (c)   Notwithstanding anything to the contrary set forth in this Agreement, the parties agree that:

              (i)  under no circumstances shall (A) the Company be required to pay the Company Termination Fee or Expense Reimbursement earlier than one (1) full Business Day after receipt of appropriate wire transfer instructions from Parent, or (B) Parent be required to pay the Parent Termination Fee earlier than one (1) full Business Day after receipt of appropriate wire transfer instructions from the Company; and

             (ii)  under no circumstances shall (A) the Company be required to pay the Company Termination Fee or Expense Reimbursement on more than one occasion, or (B) Parent be required to pay the Parent Termination Fee on more than one occasion.

          (d)   Each of the parties hereto acknowledges that (i) the agreements contained in this Section 8.3 are an integral part of the transactions contemplated by this Agreement, (ii) none of the Company Termination Fee, the Expense Reimbursement or the Parent Termination Fee is a penalty, but is liquidated damages, in a reasonable amount that will compensate the Parent Parties and Merger Sub or the Company, as applicable, in the circumstances in which such fee is payable for the efforts and resources expended and opportunities foregone while negotiating this Agreement and in reliance on this Agreement and on the expectation of the consummation of the transactions contemplated hereby, which amounts would otherwise be impossible to calculate with precision, and (iii) without these agreements, the parties would not enter into this Agreement.

          (e)   Upon termination of this Agreement in accordance with its terms, Parent's right, if any, to receive the Company Termination Fee and/or Expense Reimbursement pursuant to Section 8.3(a) or the Company's right, if any, to receive the Parent Termination Fee pursuant to Section 8.3(b) (but only if the Company elects to receive the Parent Termination Fee pursuant to Section 8.3(b)(i)) shall be the sole and exclusive remedy of the Parent Parties and Merger Sub or the Company, as applicable, and their respective Affiliates against the Company or the Parent Parties and Merger Sub, as applicable, and its former, current or future stockholders, directors, officers, Affiliates, agents or other Representatives for any loss suffered as a result of any breach of any representation, warranty, covenant or agreement in this Agreement or the failure of the Merger or the other transactions contemplated by this Agreement to be consummated, and upon payment of such Company Termination Fee and/or Expense Reimbursement or Parent Termination Fee, as applicable, neither the Company or the Parent Parties and Merger Sub, as the case may be, nor any of its or their former, current or future stockholders, directors, officers, Affiliates, agents or other Representatives shall have any further liability or obligation relating to or arising out of this Agreement or the Merger or the other transactions contemplated by this Agreement; provided that, nothing in this Section 8.3(e) shall relieve any Person (other than any Lender) from any liabilities or damages resulting from or rising out of any willful or intentional material breach of this Agreement prior to or in connection with such termination.

        Section 8.4    Payment of Termination Fees and/or Expense Reimbursement.

          (a)   In the event that the Company is obligated to pay Parent the Company Termination Fee and/or Expense Reimbursement pursuant to Section 8.3(a) or Parent is obligated to pay the Company the Parent Termination Fee pursuant to Section 8.3(b) (the "Section 8.3 Amount"), the Company or Parent, as applicable ("Payor"), shall pay to Parent or the Company, as applicable ("Payee"), from the applicable Section 8.3 Amount deposited into escrow, if any, in accordance with the next sentence, an amount not to exceed the lesser of (i) the Section 8.3 Amount and (ii) the sum of (1) the maximum amount that can be paid to Payee without causing Payee to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code for the relevant tax year, determined as if the payment of such amount did not constitute income described in Sections 856(c)(2) or 856(c)(3) of the Code ("Qualifying Income") and Payee has $1,000,000 of income from unknown sources during such year which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income), in each case, as determined by Payee's independent certified public accountants, plus (2) in the event Payee receives either (X) a letter from Payee's counsel indicating that Payee has received a ruling from the IRS described in Section 8.4(b)(ii) or (B) an opinion from Payee's outside counsel as described in Section 8.4(b)(ii), an amount equal to the Section 8.3 Amount less the amount payable under clause (1) above. To secure Payor's obligation to pay these amounts, Payor shall deposit into escrow an amount in cash equal to the Section 8.3 Amount with an escrow agent selected by Payor and on such terms (subject to Section 8.4(b)) as shall be mutually agreed upon by Payor, Payee and the escrow agent, provided that the payment or deposit into escrow shall be at Payee's option. The payment or deposit into escrow of the Section 8.3 Amount pursuant to this Section 8.4(a) shall be made at the time Payor is obligated to pay Payee such amount pursuant to Section 8.3, as applicable, by wire transfer or bank check.

          (b)   The escrow agreement shall provide that the Section 8.3 Amount in escrow or any portion thereof shall not be released to any Payee that is a REIT unless the escrow agent receives any one or combination of the following: (i) a letter from Payee's independent certified public accountants indicating the maximum amount that can be paid by the escrow agent to Payee without causing Payee to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute Qualifying Income and Payee has $1,000,000 of income from unknown sources during such year which is not Qualifying Income (in addition to any known or anticipated income which is not Qualifying Income) or a subsequent letter from Payee's accountants revising that amount, in which case the escrow agent shall release such amount to Payee, or (ii) a letter from Payee's counsel indicating that Payee received a ruling from the IRS holding that the receipt by Payee of the Section 8.3 Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (or alternatively, Payee's outside counsel has rendered a legal opinion to the effect that the receipt by Payee of the Section 8.3 Amount would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code), in which case the escrow agent shall release the remainder of the Section 8.3 Amount to Payee. Payor agrees to amend this Section 8.4 at the reasonable request of any Payee that is a REIT in order to (x) maximize the portion of the Section 8.3 Amount that may be distributed to Payee hereunder without causing Payee to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code, (y) improve Payee's chances of securing a favorable ruling described in this Section 8.4(b) or (z) assist Payee in obtaining a favorable legal opinion from its outside counsel as described in this Section 8.4(b). Any portion of the Section 8.3 Amount that remains unpaid as of the end of a taxable year shall be paid as soon as possible during the following taxable year, subject to the foregoing limitations of this Section 8.4. The escrow agreement shall also provide that any portion of the Section 8.3 Amount held in escrow for five years shall be released by the escrow agent to Payor. Payor shall not be a party to such escrow agreement and shall not bear any cost of or have liability resulting from the escrow agreement.

        Section 8.5    Amendment.     Subject to compliance with applicable Law, this Agreement may be amended by mutual agreement of the parties hereto by action taken or authorized by their respective boards of directors (or similar governing body or entity) at any time before or after receipt of the Company Stockholder Approval and prior to the Effective Time; provided, however, that after the Company Stockholder Approval has been obtained, there shall not be (a) any amendment of this Agreement that changes the amount or the form of the consideration to be delivered under this Agreement to the holders of Company Common Stock, or which by applicable Law or in accordance with the rules of any stock exchange requires the further approval of the stockholders of the Company without such further approval of such stockholders, (b) any amendment or change not permitted under applicable Law, or (c) any amendment to Section 8.2, Section 8.3(e), this subclause (c) to Section 8.5, Section 9.7, Section 9.11(a), Section 9.12 or Section 9.13 in any manner adverse to a Lender without the prior written consent of such Lender. This Agreement may not be amended except by an instrument in writing signed by each of the parties hereto.

        Section 8.6    Waiver.     At any time prior to the Effective Time, subject to applicable Law, any party hereto may (a) extend the time for the performance of any obligation or other act of any other party hereto, (b) waive any inaccuracy in the representations and warranties of the other party contained herein or in any document delivered pursuant hereto, and (c) subject to the proviso of Section 8.5, waive compliance with any agreement or condition contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Notwithstanding the foregoing, no failure or delay by the Company, the Parent Parties or Merger Sub in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder.

        Section 8.7    Fees and Expenses.     Except as otherwise provided in this Agreement, all Expenses incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such expenses, whether or not the transactions contemplated by this Agreement are consummated.

ARTICLE IX

GENERAL PROVISIONS

        Section 9.1    Non-Survival of Representations and Warranties.     None of the representations or warranties in this Agreement or any certificate or other writing delivered pursuant to this Agreement, including any rights arising out of any breach of such representations or warranties, shall survive the Effective Time. This Section 9.1 does not limit any covenant or agreement of the parties which by its terms contemplates performance after the Effective Time. The Confidentiality Agreement will survive termination of this Agreement in accordance with its terms.

        Section 9.2    Notices.     Any notice, request, claim, demand and other communications hereunder shall be sufficient if in writing and sent (i) by facsimile transmission (providing confirmation of transmission) or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail transmission or otherwise at the addressee's location on any Business Day after 5:00 p.m. (New York time) shall be deemed to have been received at 9:00 a.m. (New York time) on the next Business Day), or (ii) by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) (provided that any notice under this Section 9.2(ii) shall be deemed to have been received when delivered), addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 9.2):

        if to the Parent Parties or Merger Sub:

    DRA Growth and Income Fund VIII, LLC
    c/o DRA Advisors LLC
    220 East 42nd Street (27th Floor)
    New York, NY 10017
    Phone: (212) 697-4740
    Fax: (212) 697-7404
    Attention: Brian T. Summers / Jean Marie Apruzzese
    Email: bsummers@draadvisors.com / jmapruzzese@draadvisors.com with a copy (which shall not constitute notice) to:

    Blank Rome LLP
    The Chrysler Building
    405 Lexington Avenue
    New York, NY 10174
    Phone: (212) 885-5000
    Fax: (212) 885-5001
    Attention: Martin Luskin, Esq.
                      Emanuel Adler, Esq.
    Email: mluskin@blankrome.com / eadler@blankrome.com

        if to the Company:

    Inland Real Estate Corporation
    2901 Butterfield Road
    Oak Park, IL 60523
    Phone: (630) 451-8239
    Fax: (630) 929-5415
    Attention: Mark E. Zalatoris
    Email: zalatoris@.inlandrealestate.com

    and

    Thomas P. D'Arcy
    405 Park Avenue, 15th Floor
    New York, NY 10022
    Phone: (646) 861-7705
    Fax: (212) 421-5799
    Email: tdarcy6@gmail.com

        with a copy (which shall not constitute notice) to:

    Proskauer Rose LLP
    Three First National Plaza
    70 West Madison, Suite 3800
    Chicago, IL 60602-4342
    Phone: (312) 962-3567
    Fax: (312) 962-3551
    Attention: Michael J. Choate, Esq.
    Email: mchoate@proskauer.com

    and

    Proskauer Rose LLP
    Eleven Times Square
    New York, New York 10036
    Phone: (212) 969-3186
    Fax: (212) 969-2900
    Attention: Daniel I. Ganitsky, Esq.
    Email: dganitsky@proskauer.com

        Section 9.3    Interpretation; Certain Definitions.     The parties hereto have participated jointly in the negotiation and drafting of this Agreement. Consequently, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provision of this Agreement. References to "this Agreement" shall include the Company Disclosure Letter. When a reference is made in this Agreement to an Article, Section, Appendix or Exhibit, such reference shall be to an Article or Section of, or an Appendix or Exhibit to, this Agreement, unless otherwise indicated. The table of contents and headings for this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All terms defined in this Agreement shall have the defined meanings when used in any certificate or other instrument made or delivered pursuant hereto unless otherwise defined therein. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such term. Any Law defined or referred to herein or in any agreement or instrument that is referred to herein means such Law as from time to time amended, modified or supplemented, including (in the case of statutes) by succession of comparable successor Laws. References to a Person are also to its successors and permitted assigns. All references to "dollars" or "$" refer to currency of the United States of America.

        Section 9.4    Severability.     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced under any present or future Law, or public policy, (a) such term or other provision shall be fully separable, (b) this Agreement shall be construed and enforced as if such invalid, illegal or unenforceable provision had never comprised a part hereof, and (c) all other conditions and provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable term or other provision or by its severance herefrom so long as the economic or legal substance of the transactions contemplated by this Agreement is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that transactions contemplated by this Agreement be consummated as originally contemplated to the fullest extent possible.

        Section 9.5    Assignment; Delegation.     Other than to the Surviving Entity, neither this Agreement nor any rights, interests or obligations hereunder shall be assigned or delegated, in whole or in part, by any of the parties hereto (whether by operation of Law or otherwise) without the prior written consent of the other parties hereto; provided, however, that Parent may, upon prior written notice to the Company, assign or delegate its rights, interests or obligations hereunder (other than under Section 6.16(c)) solely in accordance with Section 6.16(b) (provided that no such assignment or delegation shall adversely impact or materially delay the receipt of the Debt Financing, materially delay the Closing or adversely impact the maintenance by the Parent Parties of the Minimum Net Worth and Liquid Assets).

        Section 9.6    Entire Agreement.     This Agreement (including the exhibits, annexes and appendices hereto) constitutes, together with the Confidentiality Agreement, the entire agreement between the parties with respect to the subject matter hereof and thereof and supersedes all prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof.

        Section 9.7    No Third-Party Beneficiaries.     This Agreement is not intended to and shall not confer any rights or remedies upon any Person other than the parties hereto and their respective successors and permitted assigns, except for (i) the provisions of Section 6.8 (which shall be to the benefit of the parties referred to in such section), (ii) the rights of the holders of Company Common Stock and Company Restricted Stock to receive the Merger Consideration after the Effective Time in accordance with Article III, (iii) the rights of the holders of Company Options after the Effective Time as provided in Section 3.4, (iv) the rights of the holders of Company Preferred Stock to receive the amounts to which they are entitled in connection with the Preferred Stock Redemption in accordance with Section 3.3, and (v) the provisions of Section 8.2, Section 8.3(e), Section 8.5, this Section 9.7, Section 9.11(a) , Section 9.12 and Section 9.13 (which shall be to the benefit of the Lenders and their respective successors and assigns). The representations and warranties in this Agreement are the product of negotiations among the parties hereto and are for the sole benefit of the parties hereto. Any inaccuracies in such representations and warranties are subject to waiver by the parties hereto in accordance with Section 8.5 without notice or liability to any other Person. The representations and warranties in this Agreement may represent an allocation among the parties hereto of risks associated with particular matters regardless of the knowledge of any of the parties hereto and may have been qualified by certain disclosures not reflected in the text of this Agreement. Accordingly, Persons other than the parties hereto may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date of this Agreement or as of any other date.

        Section 9.8    Equitable Relief.     Except as otherwise provided in Section 8.3(d), the parties hereto agree that irreparable harm, for which monetary damages would be an inadequate remedy, shall occur in the event that any party hereto does not perform a provision of this Agreement (including, failing to take such action as may be required to consummate the Merger and the other transactions contemplated by this Agreement) in accordance with its specified terms, or otherwise breaches any such provision. Accordingly, the parties acknowledge and agree that, in addition to any other remedy or remedies to which they are or may be entitled at Law or in equity, a party shall be entitled to an injunction, specific performance, and other equitable relief to prevent breaches or threatened breaches of this Agreement, and to specific enforcement of this Agreement. Each party agrees that it will not oppose the granting of an injunction, specific performance, or other equitable relief on the basis that any other party has an adequate remedy at Law or that an award of specific performance would be inappropriate for any reason at Law or in equity. A party seeking an injunction or injunctions to prevent breaches of this Agreement, or specific enforcement of this Agreement shall not be required to provide any bond or other security in connection therewith.

        Section 9.9    Counterparts.     This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission or by e-mail of a pdf attachment shall be effective as delivery of a manually executed counterpart of this Agreement.

        Section 9.10    Governing Law.     This Agreement and all Actions (whether based on contract, tort or otherwise) directly or indirectly arising out of or relating to this Agreement or the actions of the Parent Parties, Merger Sub or the Company shall be governed by, and construed in accordance with, the internal laws of the State of Maryland, without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of the Laws of any jurisdiction other than the State of Maryland.

        Section 9.11    Consent to Jurisdiction.

          (a)   Each party hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the State of Maryland for the purpose of any Action (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of any party hereto, and each party hereto hereby irrevocably agrees that all claims asserted in or arising from such Action shall be heard and determined only by a Maryland state court or the United States District Court for the District of Maryland. Notwithstanding the foregoing, each of the parties hereto agrees that it will not bring or support any action, cause of action, claim, cross-claim or third-party claim of any kind or description, whether in law or in equity, whether in contract or in tort or otherwise, against a Lender in any way relating to this Agreement or any of the transactions contemplated by this Agreement, including but not limited to any dispute arising out of or relating in any way to the Commitment Letters or the performance thereof, in any forum other than the Supreme Court of the State of New York, County of New York, or, if under applicable law exclusive jurisdiction is vested in the Federal courts, the United States District Court for the Southern District of New York (and appellate courts thereof).

          (b)   Each party hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 9.11 shall affect the right of any party to serve legal process in any other manner permitted by Law and (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any Action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Maryland state court of the United States District Court for the District of Maryland. Each of the Parent Parties, Merger Sub and the Company agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

        Section 9.12    WAIVER OF JURY TRIAL.     EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, THE DEBT FINANCING OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.12.

        Section 9.13    Liability of Financing Sources.     Notwithstanding anything to the contrary contained herein, the Company (on behalf of the Company and the Company Subsidiaries) agrees that neither it nor any of the Company Subsidiaries or stockholders of the Company (other than Parent or Merger Sub) shall have any rights or claims against any Lender in connection with this Agreement, the Debt Financing or the transactions contemplated hereby or thereby, whether at Law or equity, in contract, in tort or otherwise.

        [Remainder of page intentionally left blank; signature page follows.]

        IN WITNESS WHEREOF, the Company, the Parent Parties and Merger Sub have caused this Agreement to be duly executed and delivered as of the date first written above by their respective officers thereunto duly authorized.

INLAND REAL ESTATE CORPORATION
By:	/s/ THOMAS D'ARCY
	Name:	Thomas D'Arcy
	Title:	Chairman

DRA GROWTH AND INCOME FUND VIII, LLC
By:	Manageco VIII LLC, its managing member
	By:	/s/ JEAN MARIE APRUZZESE
		Name:	Jean Marie Apruzzese
		Title:	Vice President
DRA GROWTH AND INCOME FUND VIII (A), LLC
By:	Manageco VIII LLC, its managing member
	By:	/s/ JEAN MARIE APRUZZESE
		Name:	Jean Marie Apruzzese
		Title:	Vice President

MIDWEST RETAIL ACQUISITION CORP.
By:	/s/ JEAN MARIE APRUZZESE
	Name:	Jean Marie Apruzzese
	Title:	Vice President

Exhibit A

Form of Company REIT Opinion

 [Exhibit A]

[Date]	DRAFT

[Parent Name]
[Parent Address]

Re: REIT Status of Inland Real Estate Corporation

Ladies and Gentlemen:

        We have acted as counsel to Inland Real Estate Corporation, a Maryland corporation (the "Company"), in connection with the merger (the "Merger") with and into the Company of Midwest Retail Acquisiton Corp., a Maryland corporation ("Merger Sub"), an indirect subsidiary of DRA Growth and Income Fund VIII, LLC, a Delaware limited liability company, and DRA Growth and Income Fund VIII (A), LLC, a Delaware limited liability company (collectively, the "Parent Parties"), with the Company surviving. The Merger will be consummated pursuant to the Agreement and Plan of Merger dated as of December [    •    ], 2015, by and among the Company, the Parent Parties and Merger Sub, as amended through the date hereof (the "Merger Agreement"). We are rendering our opinion pursuant to Section 7.2(d) of the Merger Agreement regarding the classification of the Company as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended (the "Code").(1)

        The opinion set forth in this letter is based on relevant provisions of the Code, Treasury Regulations issued thereunder (including Proposed and Temporary Regulations), and interpretations of the foregoing as expressed in court decisions, administrative determinations, and the legislative history as of the date hereof. These provisions and interpretations are subject to differing interpretations or change at any time, which may or may not be retroactive in effect, and which might result in modifications of our opinion. In this regard, an opinion of counsel with respect to an issue represents counsel's best judgment as to the outcome on the merits with respect to such issue, is not binding on the Internal Revenue Service ("IRS") or the courts, and is not a guarantee that the IRS will not assert a contrary position with respect to an issue, or that a court will not sustain such a position if asserted by the IRS.

        In rendering our opinion, we have made such factual and legal examinations, including an examination of such statutes, regulations, records, certificates and other documents as we have considered necessary or appropriate, including, but not limited to: (i) the Merger Agreement (including any exhibits and schedules thereto) and (ii) the Fifth Articles of Amendment and Restatement of the Company, dated August 2, 2013 and the Articles Supplementary Establishing and Fixing the Rights and Preferences of 6.95% Series B Cumulative Redeemable Preferred Stock, $0.01 par value per share, dated October 13, 2014, as amended through the date hereof. The opinion set forth in this letter also is based on certain written factual representations and covenants made by an officer of the Company in letters to us of even date herewith (the "Officer's Certificates") relating to, among other things, those factual matters as are germane to the determination that the Company, and the entities in which it holds direct or indirect interests, have been formed, owned and operated in such a manner that the Company has satisfied the requirements for qualification as a REIT under the Code (collectively, the Officer's Certificates, and the documents described in the immediately preceding sentence are referred to herein as the "Transaction Documents").

        In our review, we have assumed, with the Company's consent, that all of the factual representations, covenants and statements set forth in the Transaction Documents are true and correct, and all of the obligations imposed by any such documents on the parties thereto have been and will be performed or satisfied in accordance with their terms. Moreover, we have assumed that the Company has been operated in the manner described in the relevant Transaction Documents. We have, consequently, assumed and relied on the Company's representations that the information presented in the Transaction Documents accurately and completely describe all material facts relevant to our opinion. We have not undertaken any independent inquiry into, or verification of, these facts for the

(1)
Unless otherwise stated, all section references herein are to the Code.

purpose of rendering this opinion. While we have reviewed all representations made to us to determine their reasonableness, we have no assurance that they are or will ultimately prove to be accurate. No facts have come to our attention, however, that would cause us to question the accuracy or completeness of such facts or the Transaction Documents in a material way. Our opinion is conditioned on the continuing accuracy and completeness of such representations, covenants and statements. Any material change or inaccuracy in the facts referred to, set forth, or assumed herein, in the Transaction Documents may affect our conclusions set forth herein.

        Furthermore, we have assumed with your consent that the Parent Parties will cause the Company to make sufficient distributions with respect to shares of capital stock of the Company in the taxable year that includes the date of this letter to maintain its status as a REIT under the Code to the extent Section 6.1(c)(iv) of the Merger Agreement operates to delay any distribution with respect to shares of capital stock of the Company until after the date of this letter.

        We also have assumed the legal capacity of all natural persons, the genuineness of all signatures, the proper execution of all documents, the authenticity of all documents submitted to us as originals, the conformity to originals of documents submitted to us as copies, and the authenticity of the originals from which any copies were made. Where documents have been provided to us in draft form, we have assumed that the final executed versions of such documents will not differ materially from such drafts.

        With respect to matters of Maryland law, we have relied upon the opinion of [    •    ], counsel for the Company, dated as of the date hereof, that the Company is a validly organized and duly incorporated corporation under the laws of the State of Maryland.

        Based upon, and subject to the foregoing and the discussion below, we are of the opinion that commencing with the Company's taxable year that ended on December 31, 1995, the Company has been organized and operated in conformity with the requirements for qualification and taxation as a REIT under the Code, and the Company's actual method of operation has enabled it to meet, through the Effective Time, the requirements for qualification and taxation as a REIT under the Code.

        We express no opinion on any issue relating to the Company other than as expressly stated above.

        This opinion letter is rendered only to you solely for your benefit. This opinion letter may not be distributed, quoted in whole or in part or otherwise reproduced in any document, filed with any governmental agency, or relied upon by any other person for any other purpose (other than as required by law) without our express written consent.

Sincerely yours,

DRAFT

Annex B

Voting Agreement

        This Voting Agreement (this "Agreement"), is dated as of December 14, 2015, between Daniel L. Goodwin, an individual ("Goodwin"), and the stockholders set forth on the signature pages hereto (together with Goodwin, the "Stockholders" and each, a "Stockholder"), which are stockholders of Inland Real Estate Corporation, a Maryland corporation (the "Company"), on the one hand, and DRA Growth and Income Fund VIII, LLC, a Delaware limited liability company ("Parent") and DRA Growth and Income Fund VIII (A), LLC, a Delaware limited liability company ("Fund VIIIA" and together with Parent, the "Parent Parties"), on the other hand.

        WHEREAS, concurrently with or following the execution of this Agreement, the Company, each of the Parent Parties and Midwest Retail Acquisition Corp., a Maryland corporation and an indirect wholly owned subsidiary of the Parent Parties ("Merger Sub"), have entered, or will enter, into an Agreement and Plan of Merger (substantially in the form provided to each Stockholder prior to such Stockholder's execution hereof, and as the same may be amended from time to time in accordance with its terms in a manner not materially adverse to any Stockholder (provided that any reduction in the Merger Consideration shall be deemed an amendment materially adverse to each Stockholder), the "Merger Agreement"), providing for, among other things, the merger (the "Merger") of Merger Sub with and into the Company pursuant to the terms and conditions of the Merger Agreement;

        WHEREAS, as a condition to its willingness to enter into the Merger Agreement, the Parent Parties have required that Stockholders execute and deliver this Agreement; and

        WHEREAS, in order to induce the Parent Parties to enter into the Merger Agreement, each of the Stockholders is willing to make certain representations, warranties, covenants and agreements with respect to the shares of common stock, $0.01 par value per share, of the Company ("Company Common Stock") beneficially owned by such Stockholder and set forth below such Stockholder's signature on the signature page hereto (such Stockholder's "Original Shares" and, together with any additional shares of Company Common Stock pursuant to Section 6 hereof, such Stockholder's "Shares").

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions.

        For purposes of this Agreement, capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Merger Agreement.

2.    Representations of Each Stockholder.

        Each Stockholder, with respect to itself only, represents and warrants to each of the Parent Parties that:

          (a)   (i) Such Stockholder owns beneficially (as such term is defined in Rule 13d-3 under the Exchange Act) all of such Stockholder's Original Shares free and clear of all Liens, other than such Original Shares held in margin accounts or pledged pursuant to credit facilities with banks or other financial institutions, in each case as of the date hereof, which Original Shares such Stockholder continues to have the power to vote so long as there is no margin call or event of default, and (ii) except pursuant hereto, there are no options, warrants or other rights, agreements, arrangements or commitments of any character to which Stockholder is a party relating to the pledge, disposition or voting of any of such Stockholder's Original Shares and there are no voting trusts or voting agreements with respect to such Stockholder's Original Shares.

          (b)   Such Stockholder does not beneficially own any shares of Company Common Stock other than (i) such Stockholder's Original Shares and (ii) any options, warrants or other rights to acquire any additional shares of Company Common Stock or any security exercisable for or convertible into shares of Company Common Stock, set forth below such Shareholder's signature on the signature page of this Agreement (collectively, such Stockholder's "Options").

          (c)   If such Stockholder is a corporation, such Stockholder has full corporate power and authority (or if such Stockholder is not a corporation, such Stockholder has the legal capacity) to enter into, execute and deliver this Agreement and to perform fully its obligations hereunder (including the proxy described in Section 3(b) below)). This Agreement has been duly and validly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, moratorium or other similar laws relating to creditors rights generally and by general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (d)   None of the execution and delivery of this Agreement by such Stockholder, the consummation by such Stockholder of the transactions contemplated hereby or compliance by such Stockholder with any of the provisions hereof will conflict with or result in a breach, or constitute a default (with or without notice of lapse of time or both) under any provision of, any trust agreement, loan or credit agreement, note, bond, mortgage, indenture, lease or other agreement, instrument or Law applicable to such Stockholder or to such Stockholder's property or assets, except for conflicts, breaches or defaults that would not impair the ability of such Stockholder to perform its obligations hereunder or prevent or delay the consummation of the transactions contemplated by this Agreement.

          (e)   Except as may be required by applicable requirements of the Exchange Act, No consent, approval or authorization of, or designation, declaration or filing with, any Governmental Authority on the part of such Stockholder is required in connection with the valid execution and delivery by such Stockholder of this Agreement. If such Stockholder is Goodwin, no consent of Goodwin's spouse is necessary under any "community property" or other laws in order for Goodwin to enter into and perform its obligations under this Agreement.

          (f)    Except for the representations and warranties expressly contained in this Section 2, such Stockholder makes no express or implied warranty with respect to such Stockholder, such Stockholder's Shares or otherwise.

3.    Agreement to Vote Shares; Irrevocable Proxy.

        (a)   Each Stockholder agrees during the term of this Agreement to vote such Stockholder's Shares, and to use its reasonable best efforts to cause any holder of record of Shares to vote: (i) in favor of the Merger and the Merger Agreement, at every meeting of the stockholders of the Company at which such matters are considered and at every adjournment or postponement thereof; (ii) against (1) any Takeover Proposal, (2) any action, proposal, transaction or agreement which would reasonably be expected to result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company under the Merger Agreement or of such Stockholder under this Agreement and (3) any action, proposal, transaction or agreement that would reasonably be expected to impede, interfere with, delay, adversely affect or inhibit the timely consummation of the Merger or the fulfillment of the Parent Parties', the Company's or Merger Sub's conditions under the Merger Agreement (but only to the extent the Parent Parties have publicly stated their opposition to such action, proposal, transaction or agreement) or change in any manner the voting rights of any class of shares of the Company (including through any amendments to the Company Charter or Company Bylaws).

        (b)   Each Stockholder hereby appoints Parent and any designee of Parent, and each of them individually, its proxies and attorneys-in-fact, with full power of substitution and resubstitution, to vote during the term of this Agreement with respect to the Shares in accordance with Section 3(a), if such Stockholder fails to itself so vote (or cause to be voted) such Stockholder's Shares. This proxy and power of attorney is given to secure the performance of the duties of each Stockholder under this Agreement. Each Stockholder shall take such further action or execute such other instruments as may be reasonably necessary to effectuate the intent of this proxy. This proxy and power of attorney granted by each Stockholder shall be irrevocable during the term of this Agreement, shall be deemed to be coupled with an interest sufficient in law to support an irrevocable proxy and shall revoke any and all prior proxies granted by such Stockholder with respect to such Stockholder's Shares. The power of attorney granted by each Stockholder herein is a durable power of attorney and shall survive the dissolution, bankruptcy, death or incapacity of such Stockholder. The proxy and power of attorney granted hereunder shall automatically (and without any further action) terminate upon the termination of this Agreement.

4.    No Voting Trusts or Other Arrangement.

        Such Stockholder agrees not to, and will not permit any entity under its or his respective control to, deposit any of the Shares in a voting trust, grant any proxies with respect to such Stockholder's Shares or subject any of such Stockholder's Shares to any arrangement with respect to the voting of such Stockholder's Shares other than agreements entered into with Parent hereunder.

5.    Transfer and Encumbrance.

        Each Stockholder agrees that during the term of this Agreement, such Stockholder will not, other than pursuant to the terms of the Merger Agreement, directly or indirectly, transfer, sell, offer, exchange, assign, pledge or otherwise dispose of or encumber ("Transfer") any of such Stockholder's Shares or enter into any contract, option or other agreement with respect to, or consent to, a Transfer of, any of such Stockholder's Shares or such Stockholder's respective voting or economic interest therein, except with the prior written consent of the Parent Parties. Notwithstanding the foregoing or anything to the contrary set forth in this Agreement, any Stockholder may Transfer any or all of such Stockholder's Shares (i) by will, or by operation of law, in which case this Agreement shall, to the extent permitted by Law, bind the transferee, (ii) solely with respect to Original Shares subject to a margin, pledge or credit agreement as of the date hereof, as required pursuant to such margin, pledge or credit agreement, or (iii) to affiliates, family members, trusts and charitable organizations, so long as the transferee, prior to such Transfer executes a counterpart of this Agreement (with such modifications as the Parent Parties may reasonably request solely to reflect such Transfer) and agrees to be bound by its terms. Any attempted Transfer of Shares or any interest therein in violation of this Section 5 shall be null and void.

6.    Additional Shares.

        Each Stockholder agrees that all shares of Company Common Stock that each Stockholder purchases or acquires the right to vote (but excluding shares of Company Common Stock underlying unexercised Options) after the execution of this Agreement shall be subject to the terms of this Agreement and shall constitute such Stockholder's Shares for all purposes of this Agreement.

7.    Termination.

        This Agreement shall terminate upon the earliest to occur of (i) the Effective Time, (ii) the date on which the Merger Agreement is terminated in accordance with its terms, (iii) any amendment or modification of the Merger Agreement that results in a reduction in the Merger Consideration or any other amendment or modification of the Merger Agreement that is in any manner materially adverse to any Stockholder, or (v) an Adverse Recommendation Change.

8.    Specific Performance.

        Each Stockholder acknowledges that it will be impossible to measure in money the damage to the Parent Parties if such Stockholder fails to comply with any of the obligations imposed by this Agreement, that every such obligation is material and that, in the event of any such failure, the Parent Parties will not have an adequate remedy at law or damages. Accordingly, each Stockholder agrees that injunctive relief or other equitable remedy, in addition to remedies at law or damages, is the appropriate remedy for any such failure and will not oppose the seeking of such relief on the basis that the Parent Parties have an adequate remedy at law. Each Stockholder agrees that it will not seek, and agrees to waive any requirement for, the securing or posting of a bond in connection with the Parent Parties' seeking or obtaining such equitable relief.

9.    No Restraint on Officer or Director Action; Etc.

        Notwithstanding anything to the contrary herein, each of the Parent Parties hereby acknowledges and agrees that no provision in this Agreement shall limit or otherwise restrict any Stockholder with respect to any act or omission that such Stockholder may undertake or authorize in such Stockholder's capacity as a director or officer of the Company or any subsidiary thereof, including any vote that such individual may make as a director of the Company with respect to any matter presented to the Company Board. Each Stockholder has executed this Agreement solely in such Stockholder's capacity as the beneficial owner of such Stockholder's Original Shares and no action taken by any Stockholder in such Stockholder's capacity as a director or officer of the Company or any subsidiary thereof shall be deemed to constitute a breach of any provision of this Agreement

10.    Entire Agreement.

        This Agreement supersedes all prior agreements, written or oral, between the parties hereto with respect to the subject matter hereof and contains the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended or supplemented, and no provisions hereof may be modified or waived, except by an instrument in writing signed by (a) the Parent Parties and (b) the Stockholder or Stockholders against whom such amendment, supplement, modification or waiver is being sought. No waiver of any provisions hereof by any party shall be deemed a waiver of any other provisions hereof by such party, nor shall any such waiver be deemed a continuing waiver of any provision hereof by such party.

11.    Notices.

        Any notice, request, claim, demand and other communications hereunder shall be sufficient if in writing and sent (i) by facsimile transmission (providing confirmation of transmission) or e-mail of a pdf attachment (provided that any notice received by facsimile or e-mail transmission or otherwise at the addressee's location on any Business Day after 5:00 p.m. (New York time) shall be deemed to have been received at 9:00 a.m. (New York time) on the next Business Day), or (ii) by reliable overnight delivery service (with proof of service), hand delivery or certified or registered mail (return receipt requested and first-class postage prepaid) (provided that any notice under this Section 11 shall be deemed to have been received when delivered), addressed as follows (or at such other address for a party as shall be specified in a notice given in accordance with this Section 11):

        if to the Parent Parties or Merger Sub:

    DRA Growth and Income Fund VIII, LLC
    c/o DRA Advisors LLC
    220 East 42nd Street (27th Floor)
    Phone: (212) 697-4740
    Fax: (212) 697-7404
    Attention: Brian T. Summers / Jean Marie Apruzzese
    Email: bsummers@draadvisors.com / jmapruzzese@draadvisors.com with a copy (which shall not constitute notice) to:

    Blank Rome LLP
    The Chrysler Building
    405 Lexington Avenue
    New York, NY 10174
    Phone: (212) 885-5000
    Fax: (212) 885-5001
    Attention: Martin Luskin, Esq.
                      Emanuel Adler, Esq.
    Email: mluskin@blankrome.com / eadler@blankrome.com

        If to Stockholder, to the e-mail address, facsimile number or address set forth for Stockholder on the signature page hereof.

        with a copy (which shall not constitute notice) to:

    Katten Muchin Rosenman LLP
    525 West Monroe Street
    Chicago, IL 60661
    Phone: (312) 902-5493
    Fax: (312) 577-8858
    Attention: Mark D. Wood, Esq.
    Email: mark.wood@kattenlaw.com

12.    Miscellaneous.

        (a)   This Agreement shall be governed by and construed in accordance with the internal laws of the State of Maryland without giving effect to any choice or conflict of Laws provision or rule (whether of the State of Maryland or any other jurisdiction) that would cause the application of Laws of any jurisdiction other than those of the State of Maryland.

        (b)   Each party hereto hereby irrevocably consents and submits to the exclusive jurisdiction of the courts of the State of Maryland and to the jurisdiction of the United States District Court for the State of Maryland for the purpose of any Action (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or the actions of any party hereto, and each party hereto hereby irrevocably agrees that all claims asserted in or arising from such Action shall be heard and determined only by a Maryland state court or the United States District Court for the District of Maryland.

        (c)   Each party hereto (i) irrevocably consents to the service of the summons and complaint and any other process in any other Action relating to the transactions contemplated by this Agreement, on behalf of itself or its property, by personal delivery of copies of such process to such party and nothing in this Section 12(c) shall affect the right of any party to serve legal process in any other manner permitted by Law and (ii) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court and (iv) agrees that it will not bring any Action relating to this Agreement or the transactions contemplated by this Agreement in any court other than a Maryland state court of the United States District Court for the District of Maryland. Each of Stockholders and each of the Parent Parties agrees that a final judgment in any Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law.

        (d)   EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE), DIRECTLY OR INDIRECTLY, ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY, OR THE ACTIONS OF THE PARTIES HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT THEREOF. EACH OF THE PARTIES HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12(d).

        (e)   If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated as originally contemplated to the greatest extent possible.

        (f)    This Agreement may be executed in one or more counterparts (which may be delivered by facsimile or other form of electronic transmission), each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        (g)   Each party hereto shall execute and deliver such additional documents as may be reasonably necessary or desirable to effect the transactions contemplated by this Agreement.

        (h)   All Section headings herein are for convenience of reference only and are not part of this Agreement, and no construction or reference shall be derived therefrom.

        (i)    The obligations of the Stockholders set forth in this Agreement shall not be effective or binding upon the Stockholders until after such time as the Merger Agreement is executed and delivered by the Company, each of the Parent Parties and Merger Sub, and the parties hereby agree that, other than this Agreement and the Merger Agreement, there is not and has not been any agreement, arrangement or understanding between the parties hereto with respect to the matters set forth herein.

        (j)    Except as provided in the penultimate sentence of Section 5, no Stockholder may, without the prior written consent of the Parent Parties, and the Parent Parties may not, with the prior written consent of the Stockholders, assign any of their rights or obligations under this Agreement, provided, however, that the Parent Parties may assign, in their sole discretion, all or any of their rights, interests and obligations hereunder to any Person to which they assign their rights, interests and obligation under the Merger Agreement as permitted thereby. Any assignment contrary to the provisions of this Section 12(j) shall be null and void.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Voting Agreement as of the date first written above.

DRA GROWTH AND INCOME FUND VIII, LLC
By:	Manageco VIII LLC, its managing member
	By:	/s/ JEAN MARIE APRUZZESE
		Name:	Jean Marie Apruzzese
		Title:	Vice President
DRA GROWTH AND INCOME FUND VIII (A), LLC
By:	Manageco VIII LLC, its managing member
	By:	/s/ JEAN MARIE APRUZZESE
		Name:	Jean Marie Apruzzese
		Title:	Vice President

        [Signature Page to Voting Agreement]

/s/ DANIEL L. GOODWIN DANIEL L. GOODWIN
Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement:
11,819,361*
Number of Options Beneficially Owned as of the Date of this Agreement:
3,000
Street Address:
c/o Inland Real Estate Investment Corporation
2901 Butterfield Road

City/State/Zip Code:	Oakbrook, IL 60523

Phone:	(630)218-8000

Fax:	(630)218-4955

Attention:	Roberta S. Matlin

Email:	Matlin@inlandgroup.com

*
This number includes shares beneficially owned directly and indirectly by The Inland Group, Inc., including (a) shares directly owned by Inland Investment Stock Holding Corporation and IMIC Stock Holding Corporation, Partnership Ownership Corporation and Eagle I Financial Corp, each of which are indirect wholly-owned subsidiaries of The Inland Group, Inc. and (b) shares beneficially owned by Inland Investment Advisors, Inc., an indirect wholly-owned subsidiary of The Inland Group, Inc., through its management of the discretionary accounts of clients (including Mr. Goodwin, The Inland Group, Inc., Inland Real Estate Investment Corporation and Eagle I Financial Corp.) that own shares of the Company's common stock. Inland Investment Stock Holding Corporation and Partnership Ownership Corporation are wholly-owned subsidiaries of Inland Real Estate Investment Corporation, which itself is an indirect wholly-owned subsidiary of The Inland Group, Inc. Mr. Goodwin is the controlling shareholder of The Inland Group, Inc.

        [Signature Page to Voting Agreement]

The Inland Group, Inc.
By:	/s/ DANIEL L. GOODWIN
	Name:	Daniel L. Goodwin
	Title:	President
Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement:
11,816,361*
Number of Options Beneficially Owned as of the Date of this Agreement:
0
Street Address:
c/o Inland Real Estate Investment Corporation
2901 Butterfield Road

City/State/Zip Code:	Oakbrook, IL 60523

Phone:	(630)218-8000

Fax:	(630)218-4955

Attention:	Roberta S. Matlin

Email:	Matlin@inlandgroup.com

*
This number includes shares beneficially owned directly and indirectly by The Inland Group, Inc., including (a) shares directly owned by Inland Investment Stock Holding Corporation and IMIC Stock Holding Corporation, Partnership Ownership Corporation and Eagle I Financial Corp, each of which are indirect wholly-owned subsidiaries of The Inland Group, Inc. and (b) shares beneficially owned by Inland Investment Advisors, Inc., an indirect wholly-owned subsidiary of The Inland Group, Inc., through its management of the discretionary accounts of clients (including Mr. Goodwin, The Inland Group, Inc., Inland Real Estate Investment Corporation and Eagle I Financial Corp.) that own shares of the Company's common stock. Inland Investment Stock Holding Corporation and Partnership Ownership Corporation are wholly-owned subsidiaries of Inland Real Estate Investment Corporation, which itself is an indirect wholly-owned subsidiary of The Inland Group, Inc.

        [Signature Page to Voting Agreement]

Inland Investment Stock Holding Corporation
By:	/s/ CATHERINE L. LYNCH
	Name:	Catherine L. Lynch
	Title:	CFO/Treasurer
Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement:
7,212,118
Number of Options Beneficially Owned as of the Date of this Agreement:
0
Street Address:
c/o Inland Real Estate Investment Corporation
2901 Butterfield Road

City/State/Zip Code:	Oakbrook, IL 60523

Phone:	(630)218-8000

Fax:	(630)218-4955

Attention:	Roberta S. Matlin

Email:	Matlin@inlandgroup.com

        [Signature Page to Voting Agreement]

IMIC Stock Holding Corporation
By:	/s/ ARTHUR RENDAK
	Name:	Arthur Rendak
	Title:	President
Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement:
240,018
Number of Options Beneficially Owned as of the Date of this Agreement:
0
Street Address:
c/o Inland Real Estate Investment Corporation
2901 Butterfield Road

City/State/Zip Code:	Oakbrook, IL 60523

Phone:	(630)218-8000

Fax:	(630)218-4955

Attention:	Roberta S. Matlin

Email:	Matlin@inlandgroup.com

[Signature Page to Voting Agreement]

Partnership Ownership Corporation
By:	/s/ CATHERINE L. LYNCH
	Name:	Catherine L. Lynch
	Title:	CFO/Treasurer
Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement:
137,110
Number of Options Beneficially Owned as of the Date of this Agreement:
0
Street Address:
c/o Inland Real Estate Investment Corporation
2901 Butterfield Road

City/State/Zip Code:	Oakbrook, IL 60523

Phone:	(630)218-8000

Fax:	(630)218-4955

Attention:	Roberta S. Matlin

Email:	Matlin@inlandgroup.com

[Signature Page to Voting Agreement]

Eagle I Financial Corp
By:	/s/ DANIEL L. GOODWIN
	Name:	Daniel L. Goodwin
	Title:	President
Number of Shares of Company Common Stock Beneficially Owned as of the Date of this Agreement:
1,632,908
Number of Options Beneficially Owned as of the Date of this Agreement:
0
Street Address:
c/o Inland Real Estate Investment Corporation
2901 Butterfield Road

City/State/Zip Code:	Oakbrook, IL 60523

Phone:	(630)218-8000

Fax:	(630)218-4955

Attention:	Roberta S. Matlin

Email:	Matlin@inlandgroup.com

[Signature Page to Voting Agreement]

Annex C

115 South LaSalle Street 35th Floor West Chicago, IL 60603

December 14, 2015

CONFIDENTIAL

Board of Directors
Inland Real Estate Corporation
2901 Butterfield Road
Oak Brook, IL 60523

Board of Directors of Inland Real Estate Corporation:

        BMO Capital Markets Corp. ("BMOCM" or "we") has been advised that Inland Real Estate Corporation, a Maryland corporation ("Inland" or the "Company"), is considering entering into an agreement and plan of merger (the "Merger Agreement") with DRA Growth and Income Fund VIII, LLC and DRA Growth and Income Fund VIII (A) , LLC (together, "Parent"), each a limited liability company organized under the laws of the State of Delaware and affiliated entities of DRA Advisors LLC ("DRA"), which provides, among other things, for the merger of a newly formed subsidiary of Parent with and into the Company, as a result of which the Company will become a wholly owned subsidiary of Parent (the "Transaction"). As set forth more fully in the Merger Agreement, as a result of the Transaction, each share of common stock, par value $0.01 per share, of the Company, other than shares held by any wholly owned Company subsidiary, by Parent or by any subsidiary of Parent, will be converted into the right to receive $10.60 in cash, without interest (the "Proposed Consideration").

        The Board of Directors of Inland (the "Board of Directors") has requested that we render an opinion, as investment bankers, as to the fairness, from a financial point of view, to Inland's common stockholders as of the date hereof of the Proposed Consideration to be paid in the Transaction (the "Opinion").

        For purposes of this Opinion, we have reviewed the proposed final draft of the Merger Agreement provided to us by the Company on December 13, 2015 (the "Draft Merger Agreement"). We have assumed that the final Merger Agreement will not differ in any material respect from the Draft Merger Agreement, and will reflect the terms of the Draft Merger Agreement.

        In arriving at our Opinion set forth below, we have also reviewed, among other things:

  1)
  Inland public filings; and

  2)
  Certain historical and projected financial and operating information relating to Inland's business, earnings, assets (including property-level financial and operating information), liabilities, and prospects of Inland including, without limitation, the projection model, as prepared by Inland management (the "Projection Model") and which we reviewed with Inland management.

        In addition, we have:

  1)
  Conducted discussions with members of Inland senior management concerning their view of the Company's operations, financial condition, and prospects;

  2)
  Reviewed certain financial and stock market information for selected publicly traded companies that we deemed to be relevant;

  3)
  Reviewed the financial terms, to the extent publicly available, of selected acquisitions of companies in the Company's industry which we deemed to be relevant;

  4)
  Performed discounted cash flow analyses for the Company based on projections provided by Inland management;

  5)
  Performed net asset value ("NAV") analyses for the Company based on projections provided by Inland management;

  6)
  Analyzed selected macroeconomic and other commercial factors which we deemed to be relevant to the Company's industry and prospects; and

  7)
  Performed such other studies and analyses, conducted such discussions, and reviewed such other presentations, reports, and materials as we deemed appropriate.

        In rendering our Opinion, we have assumed and relied on the accuracy and completeness of all information supplied or otherwise made available to us by Inland or their representatives or advisors or obtained by us from other sources. We have not independently verified (nor assumed any obligation to verify) any such information, undertaken an independent valuation or appraisal of the assets or liabilities (contingent or otherwise) of the Company, nor have we been furnished with any such valuation or appraisal. We have not evaluated the solvency or fair value of the Company under any state or federal laws relating to bankruptcy, insolvency or similar matters. We also have assumed that all material governmental, regulatory or other approvals and consents required in connection with the consummation of the Transaction will be obtained and that in connection with obtaining any necessary governmental, regulatory or other approvals and consents, no restrictions, terms, or conditions will be imposed that would be material to our analysis. We have has also assumed that the Transaction will be consummated in accordance with the terms of the Merger Agreement, without any waiver, modification or amendment of any terms, condition or agreement that would be material to our analysis, that the representations and warranties of each party contained in the Merger Agreement will be true and correct in all material respects, that each party will perform all of the covenants and agreements required to be performed by it under the Merger Agreement and that all conditions to the consummation of the Transaction will be satisfied without waiver or modification. With respect to financial projections for the Company (including, without limitation, the Projection Model), we have been advised by Inland, and we have assumed, without independent investigation, that they have been reasonably prepared and reflect the best currently available estimates and good faith judgment of Inland management of the expected future competitive, operating and regulatory environments and related financial performance of the Company. We express no opinion with respect to such projections (including, without limitation, the Projection Model), including the assumptions on which they are based. Furthermore, we have not assumed any obligation to conduct, and we have not conducted, any physical inspection of the properties or facilities of, or managed by, the Company.

        Our Opinion is necessarily based upon financial, economic, market and other conditions and circumstances as they exist and can be evaluated, and the information made available to us, as of the date hereof. We disclaim any undertakings or obligations to advise any person of any change in any fact or matter affecting the Opinion which may come or be brought to our attention after the date of the Opinion.

        Our Opinion does not constitute a recommendation as to any action the Board of Directors of Inland should take in connection with the Transaction or the other transactions contemplated by the Draft Merger Agreement or any aspect thereof and is not a recommendation to any director of Inland or stockholder on how such person should vote with respect to the Transaction or related transactions and proposals. Our Opinion relates solely to the fairness, from a financial point of view, to Inland's common stockholders as of the date hereof, of the Proposed Consideration to be paid in the Transaction. We express no opinion herein as to the relative merits of the Transaction and any other transactions or business strategies discussed by the Board of Directors as alternatives to the Transaction or the decision of the Board of Directors to recommend the Transaction, nor do we express any opinion on the structure, terms or effect of any other aspect of the Transaction or the other transactions contemplated by the Draft Merger Agreement. In addition, we do not express any view or opinion as to the fairness, financial or otherwise, of the amount or nature of any compensation payable to or to be received by any of the Company's officers, directors, or employees, or any class of such persons, in connection with the Transaction relative to the Proposed Consideration to be received by Inland's common stockholders. Our Opinion does not in any manner address the prices at which Inland's common stock or other securities will trade following the announcement or consummation of the Transaction. We are not experts in, and this Opinion does not address, any of the legal, tax or accounting aspects of the Transaction, including, without limitation, whether or not the Transaction or the other transactions contemplated by the Draft Merger Agreement constitute a change of control under any contract or agreement to which the Company or any of their respective subsidiaries is a party. We have relied solely on Inland's legal, tax and accounting advisors for such matters.

        BMOCM has acted as financial advisor to the Board of Directors with respect to the transactions contemplated by the Draft Merger Agreement, will receive a fee for our services, a substantial portion of which is contingent upon the completion of the Transaction and will receive a fee for rendering this Opinion. In addition, Inland has agreed to reimburse us for out-of-pocket expenses and to indemnify us against certain liabilities arising out of our engagement.

        BMOCM, as part of its investment banking business, is continually engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes. In the two years prior to the date hereof, we have provided financial advisory and financing services for the Company and have received fees in connection with such services. We or our affiliates may provide investment and corporate banking services to Inland or DRA and their respective affiliates in the future, for which we or they may receive customary fees. BMOCM provides a full range of financial advisory and securities services and, in the course of its normal trading activities, may from time to time effect transactions and hold securities, including, without limitation, derivative securities, of Inland.

        Our Opinion has been approved by a fairness opinion committee of BMOCM. Our Opinion has been prepared at the request and solely for the benefit and use of the Board of Directors in its evaluation of the fairness, from a financial point of view, to Inland's stockholders of the Proposed Consideration to be paid to the common stockholders in the Transaction. Our Opinion may not be disclosed, in whole or in part, or summarized, excerpted from or otherwise referred to without our prior written consent except that our opinion may be reproduced in full or summarized in any disclosure document filed by Inland with the Securities and Exchange Commission with respect to the Transaction, provided that any summary of this Opinion is in a form acceptable to BMOCM and its counsel.

        Based upon and subject to the foregoing, it is our opinion, as investment bankers, that as of the date hereof the Proposed Consideration is fair, from a financial point of view, to Inland's common stockholders.

Very truly yours,

/s/ BMO Capital Markets Corp.

INLAND REAL ESTATE CORPORATION ATTN: DAWN BENCHELT 814 COMMERCE DRIVE, SUITE 300 OAK BROOK, IL 60523

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VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you
vote FOR proposals 1, 2 and 3.						For	Against	Abstain

1       To approve the merger (“the Merger”) of Inland Real Estate Corporation (“the Company”) and Midwest Retail Acquisition Corp., an affiliate of DRA Growth and Income Fund VIII, LLC, and the other transactions contemplated by the Agreement and Plan of Merger, dated as of December 14, 2015 and as may be amended from time to time, among Inland Real Estate Corporation, DRA Growth and Income Fund VIII, LLC, DRA Growth and Income Fund VIII (A), LLC and Midwest Retail Acquisition Corp. (“the Merger Agreement”).

						☐	☐	☐

2 To approve, on a non-binding, advisory basis, the compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the Merger.						☐	☐	☐

3       To approve any adjournments of the special meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the special meeting to approve the Merger and the other transactions contemplated by the Merger Agreement.

						☐	☐	☐

NOTE: Proxies will have authority to act on shareholders’ behalf with respect to any other business that may properly be presented at the Special Meeting and at any adjournment or postponement thereof.

		Yes	No			Yes	No
Please indicate if you plan to attend this meeting		☐	☐	Please indicate if you would like to keep your vote confidential under the current policy		☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,

please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date			Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com .

Inland Real Estate Corporation

Special Meeting of Stockholders

[        ] [    ], 2016 [    ] AM

This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Thomas P. D’Arcy, Mark E. Zalatoris and Beth Sprecher Brooks, and each of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of Inland Real Estate Corporation that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholder(s) to be held at [      ] AM, CDT on [        ], at the Three First Conference Center, 70 West Madison Street, Suite 1900, Chicago, Illinois 60602, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side